As filed with the Securities and Exchange Commission on September 2, 1999
                                                 Registration Statement No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

             ------------------------------------------------------
                         First Alliance Mortgage Company
             (Exact name of Registrant as specified in its charter)

       California                                     95-2944875
------------------------               ---------------------------------------
(State of Incorporation)               (I.R.S. Employer Identification Number)

              -----------------------------------------------------
                             17305 Von Karman Avenue
                          Irvine, California 92614-6203
                                 (949) 224-8500
          (Address and telephone number of principal executive offices)

              -----------------------------------------------------
                              Joseph V. Gatti, Esq.
                               Arter & Hadden LLP
                         1801 K Street, N.W., Suite 400K
                              Washington, DC 20006
                                 (202) 775-4442
                               Fax: (202) 857-0172
            (Name, address and telephone number of agent for service)

              -----------------------------------------------------
                    Please send copies of communications to:

                                 Francisco Nebot
              Executive Vice President and Chief Financial Officer
                         First Alliance Mortgage Company
                             17305 Von Karman Avenue
                          Irvine, California 92614-6203
                                 (949) 224-8403
                               Fax: (949) 224-8366

              -----------------------------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC. From time to time after the effective date of this Registration Statement as determined by market conditions and pursuant to Rule 415.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|
    Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus filed as part of this Registration Statement may be used in connection with the securities covered by Registration Statement No. 333-44585.

              -----------------------------------------------------
                         CALCULATION OF REGISTRATION FEE

===========================================================================================================
                                                 Proposed Maximum      Proposed Maximum
      Title of Securities      Amount Being      Offering Price      Aggregate Offering       Amount of
       Being Registered         Registered          Per Unit*               Price          Registration Fee
===========================================================================================================
Mortgage Loan Asset Backed    $1,000,000.00**         100%              $1,000,000.00      $278.00***
Certificates and Notes
===========================================================================================================

*   Estimated solely for purposes of calculating the registration fee.
** In addition to the amount being registered hereto, pursuant to Rule 429, $209,545,000 is being carried forward from Registration Statement No. 333-44585, and the registration fee with respect thereto has previously been paid.
*** Registration Fee was wired on September 1, 1999.

              -----------------------------------------------------
    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
================================================================================

                                INTRODUCTORY NOTE

         This registration statement registers up to $1,000,000 of mortgage loan asset-backed certificates and notes collateralized by various types of mortgage collateral described herein. The registration statement contains a form of prospectus covering one-to-four ("single") family residential first and junior lien, fixed and adjustable rate mortgage loans or interests therein represented by agency or private label pass-through securities and notes ("Securities"). The prospectus is accompanied by two forms of prospectus supplements describing the structures that are expected to be employed by the Registrant for the issuance of certificates and notes. As described in the Prospectus, each transaction may have classes of Securities with various characteristics, mortgage assets with various characteristics, various forms and terms of credit enhancement, an oversight agent and one or more subservicers, various underwriting and servicing standards with respect to mortgage assets, various tax consequences and various other characteristics, each of which will be fully described in the actual form of prospectus supplement filed pursuant to Rule 424(b)(2), (3) or (5).

                              CROSS REFERENCE SHEET

                           Items and Caption in Form S-3                        Location in Prospectus
1.     Forepart of Registration Statement and Outside Front Cover
          Page of Prospectus..............................................  Forepart of Registration Statement
                                                                            and Outside Front Cover Page **

2.     Inside Front and Outside Back Cover Pages
          of Prospectus...................................................  Inside Front Cover Page and
                                                                            Outside Back Cover Page of
                                                                            Prospectus **

3.     Summary Information, Risk Factors and Ratio of
          Earnings to Fixed Charges.......................................  Summary of Terms**; Risk
                                                                            Factors**

4.     Use of Proceeds....................................................  Use of Proceeds**

5.     Determination of Offering Price....................................  *

6.     Dilution...........................................................  *

7.     Selling Security Holders...........................................  *

8.     Plan of Distribution...............................................  Methods of Distribution **

9.     Description of Securities to be Registered.........................  Outside Front Cover**; Summary
                                                                            of Terms**; Description of the
                                                                            Securities**; Certain Federal
                                                                            Income Tax Consequences**; The
                                                                            Pooling and Servicing
                                                                            Agreement**; The Indenture**

10.    Interests of Named Experts and Counsel.............................  *

11.    Material Changes...................................................  *

12.    Incorporation of Certain Information by Reference..................  Where You Can Find More
                                                                            Information**

13.    Disclosure of Commission Position on Indemnification for
          Securities Act Liabilities......................................  See Page II-5

--------------------------
*  Answer negative or item inapplicable.
** To be completed from time to time by Prospectus Supplement.

Information contained herein is subject to completion or amendment. A registration statement relating to these Securities has been filed with the Securities and Exchange Commission. These Securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
                                                                    CERTIFICATES
Prospectus supplement dated ____ _, ____
(To prospectus dated September 2, 1999)

                                  $-----------
                    FIRST ALLIANCE MORTGAGE LOAN TRUST ____-_

                               [GRAPHIC OMITTED]

                              Seller and Servicer
--------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on page S-8 of this prospectus supplement and on page 6 of the prospectus.

The Class A Certificates represent interests in the trust only and will not represent interests in or obligations of any other entity.

This prospectus supplement may be used to offer and sell the Class A Certificates only if accompanied by the prospectus.
--------------------------------------------------------------------------------

The trust will issue two classes of Class A Certificates. The Class A Certificates identified below are being offered by this prospectus supplement and accompanying prospectus.

       The Certificates
                             Initial Certificate
             Class           Principal Balance       Interest Rate
             -----           -----------------       -------------

             Class A-1       $_________              ____% annual pass-
                                                     through rate

             Class A-2       $________               variable pass-through rate
                                                     equal to one-month LIBOR
                                                     plus ____%

       o     Distributions will be made monthly, commencing ______ __, ____.

       o Each class of Class A Certificates represents an undivided ownership interest in the related group of mortgage loans.

       o     The trust will make a REMIC election.

       Credit Enhancement

       o The certificate insurance policies, issued by [_______________________], guarantee payment of interest and principal on the Class A Certificates at the times and to the extent described herein.

                                            [LOGO]

       o Excess interest received on the mortgage loans will be applied as a payment of principal on the Class A Certificates to establish and maintain required levels of overcollateralization. Excess interest generated by one group of mortgage loans may be used to fund shortfalls in available funds in the other mortgage loan group.

       o The trust is also issuing one class of certificates that is subordinated to the Class A Certificates.

Neither the Securities and Exchange Commission nor any state securities commission has approved the Class A Certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The underwriters listed below will offer the Class A Certificates from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale. We expect to receive proceeds, including accrued interest, of approximately ______% of the aggregate principal balance of the Class A Certificates, before deducting our issuance expenses, estimated to be approximately $_______. The Class A Certificates will not be listed on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ. See "Underwriting" in this prospectus supplement.

We expect to deliver the Class A Certificates to the underwriters on or about the closing date of ______ __, ____, in book entry form through The Depository Trust Company, Cedelbank and the Euroclear System.

                                 [Underwriters]

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the Class A Certificates in any state where the offer is not permitted.

         We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Class A Certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling Class A Certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                TABLE OF CONTENTS

                              Prospectus Supplement

Summary of Terms............................................................S-1
Risk Factors................................................................S-8
The Portfolio of Mortgage Loans............................................S-13
Use of Proceeds............................................................S-15
The Mortgage Loan Pools....................................................S-15
Prepayment and Yield Considerations........................................S-26
Additional Information.....................................................S-30
Description of the Class A Certificates....................................S-31
The Seller.................................................................S-44
The Certificate Insurance Policies and the
      Certificate Insurer..................................................S-45
The Pooling and Servicing Agreement........................................S-46
Certain Federal Income Tax Consequences....................................S-52
ERISA Considerations.......................................................S-52
Ratings....................................................................S-53
Legal Investment Considerations............................................S-54
Underwriting...............................................................S-54
Experts....................................................................S-55
Certain Legal Matters......................................................S-55
Global Clearance, Settlement and Tax
      Documentation Procedures..............................................I-1
Index to Location of Principal Defined Terms................................A-1

                                   Prospectus

Summary of Terms..............................................................1
Risk Factors..................................................................6
The Trusts...................................................................13
The Mortgage Pools...........................................................18
Mortgage Loan Program........................................................21
Description of the Securities................................................32
Subordination................................................................51
Description of Credit Enhancement............................................52
Hazard Insurance; Claims Thereunder..........................................59
The Seller...................................................................60
The Servicer.................................................................60
The Pooling and Servicing Agreement..........................................60
The Indenture................................................................66
Yield Considerations.........................................................68
Maturity and Prepayment Considerations.......................................71
Certain Legal Aspects of Mortgage Loans and
      Related Matters........................................................73
Certain Federal Income Tax Consequences......................................80
ERISA Considerations.........................................................96
Legal Investment Matters....................................................102
Use of Proceeds.............................................................103
Methods of Distribution.....................................................103
Legal Matters...............................................................104
Financial Information.......................................................105
Rating......................................................................105
Index of Principal Definitions..............................................A-1

                 Important Notice about Information Presented in this Prospectus Supplement and the Accompanying Prospectus

          We provide information to you about the Class A Certificates in two separate documents that progressively provide more detail:

                  o the accompanying prospectus, which provides general information, some of which may not apply to the Class A Certificates, and

                  o this prospectus supplement, which describes the specific terms of your Class A Certificates.

          If the description of any matter varies between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

          This prospectus supplement begins with a summary of terms to give you an initial overview. The summary of terms does not contain all the information that you need to consider in making your investment decision.

          We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these documents where you can find further related information. The following Table of Contents and the Table of Contents included in the accompanying prospectus provide page references for the captions.

          You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are first defined under the caption "Index to Location of Principal Defined Terms" beginning on page A-1 of this prospectus supplement and on page A-1 of the accompanying prospectus.

          All statistical data with respect to the mortgage loans are approximate and are based on the scheduled principal balances of the mortgage loans included in the trust as of the close of business on ______ __, ____, except where otherwise noted.

          This prospectus supplement includes some "forward looking" statements that contain projections of various financial items. You should carefully review "Risk Factors" and "Prepayment and Yield Considerations" in this prospectus supplement. These sections discuss the risks that may cause actual yields and distributions on the Class A Certificates to differ significantly from the projections in the forward looking statements.

                                SUMMARY OF TERMS

This summary provides an overview. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the Class A Certificates and the characteristics of the mortgage loans, read carefully the entire prospectus supplement and the accompanying prospectus.

Securities Offered

On the closing date, the trust will issue two classes of Class A Certificates.

The Class A Certificates represent undivided ownership interests in the assets of the trust and are not obligations of any other entity.

The mortgage loans in the trust are separated into two groups, each containing mortgage loans secured by residential properties.

o The fixed rate group consists of fixed-rate first and second lien mortgage loans.

o The variable rate group consists of variable-rate first lien mortgage loans.

The Class A Certificates are also separated into two groups. In general, the trust will distribute collections on the fixed rate mortgage loans to the Class A-1 Certificates and collections on the variable rate mortgage loans to the Class A-2 Certificates.

You will receive payments of interest and principal on your Class A Certificates as provided in this prospectus supplement.

The Class A Certificates will be issued in book-entry form, in denominations of $25,000 and integral multiples of $1,000 in excess thereof. You will not receive a definitive certificate representing your Class A Certificates except in the limited circumstances described in this prospectus supplement and the accompanying prospectus.

See "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I attached to this prospectus supplement, "Description of the Class A Certificates -- Book Entry Registration of the Class A Certificates" in this prospectus supplement and "Description of the Securities -- Form of the Securities" in the accompanying prospectus for more detail.

The Seller, the Trust and the Trustee

o The seller, First Alliance Mortgage Company, maintains its corporate headquarters at 17305 Von Karman Avenue, Irvine, California 92614-6203. You can reach the seller by telephone at (949) 224-8500.

o The seller is forming First Alliance Mortgage Loan Trust ____-_ to own the mortgage loans and certain other assets. The seller originated or acquired the mortgage loans in accordance with its credit and underwriting guidelines.

o The trustee is [_______________________] and its corporate trust office is located in _______________________. You can reach the trustee by telephone at (___) ___- ____.

See "The Seller" and "The Pooling and Servicing Agreement -- The Trustee" in this prospectus supplement and "Mortgage Loan Program" in the accompanying prospectus for more detail.

The Servicer and the Oversight Agent

First Alliance Mortgage Company will be the initial servicer for a term lasting until ______ __, ____. Thereafter, First Alliance Mortgage Company may be renewed as servicer for consecutive terms of two months with the approval of the certificate insurer in its sole discretion. The servicer will retain a monthly fee equal to ____% per annum based on the outstanding principal balance of the mortgage loans. Each month the servicer will advance to the trust out of its own funds an amount equal to all delinquent payments of interest and scheduled principal on the mortgage loans, but only to the extent it determines, in its reasonable business judgment, that such advance will be recoverable from the related mortgage loan. The servicer will also pay to the trust up to 30 days' compensating interest (less the servicing fee rate) on mortgage loans that are paid-in-full each month, but only up to the servicing fee for that month.

See "The Pooling and Servicing Agreement -- Delinquency Advances and Compensating Interest" in this prospectus supplement and "Description of the Securities -- Advances" in the accompanying prospectus for more detail.

[_______________________], will be the oversight agent. The oversight agent will receive a monthly fee equal to ____% per annum based on the outstanding principal balance of the mortgage loans. The oversight agent will supervise, monitor and oversee the obligations of the servicer.

Property of the Trust

Payments on the Class A Certificates will be made only from the assets of the trust. The trust's assets include:

o    the mortgage loans;

o all payments of principal and interest on the mortgage loans other than payments of principal and interest due on the mortgage loans on or before ______ __, ____, as further described in this prospectus supplement;

o    one or more certificate insurance policies issued by [___________________];
     and

o    certain other property.

See "The Pooling and Servicing Agreement -- Formation of the Trust" in this prospectus supplement for more detail.

Payment Dates

You will be entitled to receive payments of principal and interest on your Class A Certificates on the 20th day of each calendar month or, if the 20th is not a business day, the next business day, beginning ______ __, ____.

Interest Rates

The annual interest rate on the Class A-1 Certificates is ____% except that the annual interest rate for the Class A-1 Certificates will increase to ____% after the clean-up call date.

The annual interest rate on the Class A-2 Certificates is a variable rate. On each payment date, the interest payable on the Class A-2 Certificates will equal the lesser of the formula rate and the available funds cap described in this prospectus supplement.

o The formula rate is equal to the lesser of (i) (A) LIBOR plus ____% on or before the clean-up call date or (B) LIBOR plus ____% after the clean-up call date and (ii) __%.

o If the formula rate on the Class A-2 Certificates is limited by the available funds cap, the trustee will keep track of the amount of the shortfall in interest. If funds are available on future payment dates, the trustee will distribute all or part of such funds to the owners of the Class A-2 Certificates to make up for such shortfalls.

See "Description of the Class A Certificates -- Payment Dates," "--Distributions of Interest" and "-- Calculation of LIBOR" in this prospectus supplement for more detail.

Interest Payments

On each payment date, you will be entitled to receive payments of interest on your Class A Certificates equal to:

o interest accrued at the interest rate specified for your class of Class A Certificates during the related accrual period on the outstanding principal balance of your Class A Certificates; and

o any interest that was due on a prior payment date but was not paid (as well as, to the extent permitted by applicable law, interest on such shortfall at the interest rate for your Class A Certificates).

Interest on the Class A-1 Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-2 Certificates will be calculated on the basis of the actual number of days and a year of 360 days.

See "Description of the Class A Certificates -- Distributions" in this prospectus supplement for more detail.

Principal Payments

On each payment date, you may be entitled to receive payments of principal on the Class A Certificates. The amount that you will be entitled to receive is the Class A principal distribution amount. Generally, the Class A principal distribution amount for each class of the Class A Certificates consists of:

     o unscheduled payments of principal received during the prior calendar month, scheduled payments of principal received during the related due period and delinquent payments of scheduled principal advanced by the servicer; and

     o   certain amounts of excess interest on the mortgage loans.

The above amounts relating to the fixed rate mortgage loans are used to make payments on the Class A-1 Certificates. The above amounts relating to the variable rate mortgage loans are used to make payments on the Class A-2 Certificates.

See "Description of the Class A Certificates -- Distributions" in this prospectus supplement for more detail.

Credit Enhancement

The Class A Certificates benefit from three forms of credit enhancement -- overcollateralization, crosscollateralization and the certificate insurance policies.

Overcollateralization. Interest collected on each group of mortgage loans in excess of the amount needed to pay interest on the related Class A Certificates and certain expenses of the trust will be applied to accelerate the reduction of the principal balance of the related Class A Certificates. This feature is known as overcollateralization (i.e., the outstanding principal balance of the related mortgage loans exceeds the outstanding principal balance of the related Class A Certificates). Once overcollateralization reaches a target level, the acceleration mechanism stops.

The target level of overcollateralization for a group of mortgage loans may increase or decrease over time. If the target level increases, amortization of the related Class A Certificates will accelerate until the actual overcollateralization reaches the new target level. If the target level decreases, amortization of the related Class A Certificates will decelerate until overcollateralization reaches the new target level.

See "Prepayment and Yield Considerations," "Description of the Class A Certificates -- Overcollateralization Provisions" in this prospectus supplement and "Description of Credit Enhancement" in the accompanying prospectus for more detail.

Crosscollateralization. Excess interest generated by one group of mortgage loans may be used to fund shortfalls in available funds in the other mortgage loan group or accelerate the amortization of the Class A Certificates related to the other mortgage loan group.

See "Description of the Class A Certificates -- Crosscollateralization Provisions" in this prospectus supplement for more detail.

Certificate Insurance Policies. Payments on your Class A Certificates will be insured by [_______________________]. In return for an insurance premium, the certificate insurer will issue one or more financial guaranty insurance policies that unconditionally guarantee certain payments for the benefit of the owners of the Class A Certificates.

Before each payment date, the trustee will determine whether funds available to make the required payments of principal and interest on the Class A Certificates are sufficient. If a deficiency exists that is covered by a certificate insurance policy, then the trustee will make a claim under the related certificate insurance policy.

See "The Certificate Insurance Policies and the Certificate Insurer" in this prospectus supplement for more detail.

The effect of each certificate insurance policy is to guarantee the timely payment of interest and the ultimate payment of principal on the Class A Certificates. The certificate insurance policies cannot be canceled for any reason. The certificate insurance policy for the Class A-2 Certificates does not cover the available funds cap carry-forward amount.

Unless it defaults on its obligations under the certificate insurance policies or becomes bankrupt or insolvent, the certificate insurer can exercise certain rights of the owners of the Class A Certificates, without obtaining their consent. In addition, owners of the Class A Certificates must generally obtain the certificate insurer's written consent before exercising certain rights.

When the certificate insurer makes an insured payment on a Class A Certificate, the trustee, as attorney-in-fact for the owners, will receive the insured payment and disburse it to the owners. The certificate insurer will then become entitled to receive reimbursement amounts to the extent of the insured payment.

See "The Certificate Insurance Policies and the Certificate Insurer" in this prospectus supplement for more detail.

Other Securities

The trust is also issuing a class of residual certificates that represent the most junior ownership interests in the trust.

The residual certificates are not being offered by this prospectus supplement and the accompanying prospectus.

Final Payment Dates

The final scheduled payment date for each class of the Class A Certificates is as follows:

o     Class A-1  -- ______ __, ____

o     Class A-2  -- ______ __, ____

The actual final payment date for each class of the Class A Certificates is expected to occur much earlier for each class.

See "Prepayment and Yield Considerations -- Prepayments and Yield Scenarios for Class A Certificates" in this prospectus supplement for more detail.

Information About the Initial Mortgage Loans

On ______ __, ____, there were ___ initial mortgage loans designated for inclusion in the trust secured by mortgages on residential properties including investment properties, which may be detached, attached, one-to-four family dwellings, condominium units or units in a planned unit development. The information provided below is as of ______ __, ____.

Initial Mortgage Loans in Fixed Rate Group

Number of Loans
Aggregate Loan Balance
Average Loan Balance
Range of Loan Balances
Range of Mortgage Rates
Weighted Average Mortgage Rate
Weighted Average Combined Original
     Loan-to-Value Ratio
Weighted Average Remaining
     Term to Stated Maturity
Range of Remaining Terms to
     Stated Maturity
Percentage of:
     First Lien Mortgage Loans
     Second Lien Mortgage Loans
Properties
     Single-family dwellings
     Two- to Four- family
     Condominiums

Initial Mortgage Loans in Variable Rate Group

Number of Loans
Aggregate Loan Balance
Average Loan Balance
Range of Loan Balances
Product Type:
       Six Month LIBOR
        Step Loan
Gross Margin Range:
       Six Month LIBOR
        Step Loan
Current Weighted Average Mortgage Rate
       Range of Current Mortgage
            Rates
       Weighted Average Maximum Lifetime
            Mortgage Rate
       Range of Maximum Lifetime
            Mortgage Rates
       Weighted Average Lifetime Minimum
         Mortgage Rate
       Range of Minimum Lifetime
            Mortgage Rates
Weighted Average Original
       Loan-to-Value Ratio
Weighted Average Remaining
       Term to Stated Maturity
Range of Remaining Terms to
       Stated Maturity
Percentage of:
       First Lien Mortgage Loans
Properties
       Single-family dwellings
       Two- to Four- family
       Condominiums
       Planned unit developments

Subsequent Mortgage Loans

On the closing date, we will deposit a cash amount of up to $__________ in a pre-funding account. During the period from the closing date through ________ __, ____, the trust will use funds in this account to purchase additional mortgage loans from the seller.

As new mortgage loans are purchased and added to the pool, the aggregate principal balance of the mortgage loans will increase and the funds in the pre-funding account will decrease by the same amount.

See "Description of the Class A Certificates -- Pre-Funding Account," "The Mortgage Loan Pool -- Conveyance of Subsequent Mortgage Loans -- Fixed Rate Group" and "-- Variable Rate Group" in this prospectus supplement for more detail.

Capitalized Interest Account

On the closing date, we will deposit a cash amount in the capitalized interest account to cover shortfalls in interest, if any, accruing on (i) the Class A-1 Certificates through ________ __, ____ and (ii) the Class A-2 Certificates through ________ __, ____ as a result of the aggregate principal balance of the Class A Certificates exceeding the aggregate principal balance of the initial mortgage loans as of the closing date. On the ______ ____ and ______ ____ payment dates, the trustee will use the funds in the capitalized interest account to pay you such shortfalls in interest.

See "Description of the Class A Certificates -- Capitalized Interest Account" in this prospectus supplement for more detail.

Mandatory Prepayment of the Class A
Certificates

We expect to use nearly all the amounts that we will deposit in the pre-funding account to purchase additional mortgage loans. Therefore, you will probably not receive any significant prepayments of principal from the pre-funding account. However, any amounts remaining in the pre-funding account on ________ __, ____ will be paid to you on the payment date in ______ ____ as a principal prepayment on the related Class A Certificates.

See "Risk Factors -- Risks of Prepayments from Pre-Funding Account" and "Description of the Class A Certificates -- Distributions" in this prospectus supplement for more detail.

Optional Termination

The servicer (and the oversight agent, in the event the servicer does not exercise such right) has the right to purchase all the mortgage loans and other property in the trust on any payment date when the aggregate principal balance of the mortgage loans has declined to less than $__________. Any such repurchase will result in the early retirement of the Class A Certificates.

In the event the servicer or the oversight agent does not exercise its right to purchase all of the mortgage loans and other property in the trust, the certificate insurer will have such right.

See "The Pooling and Servicing Agreement -- Optional Termination" in this prospectus supplement for more detail.

Ratings

The Class A Certificates will not be issued unless they are rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. A security rating is not a recommendation to buy, sell or hold securities, and may be revised or withdrawn at any time by the assigning rating agency.

See "Ratings" in this prospectus supplement and the accompanying prospectus for more detail.

Tax Aspects

We will elect to treat certain portions of the trust as a "real estate mortgage investment conduit" or REMIC. The Class A Certificates will be designated as "regular interests" in a REMIC and will be treated as debt instruments of the trust for federal income tax purposes. You should consult with your tax advisors as to the consequences of owning the Class A Certificates.

See "Certain Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus for more detail.

Legal Investment

You should consult with your legal advisor to see if you are permitted to buy the Class A Certificates since the legal investment rules vary depending on what kind of entity you are and who regulates you. The Class A Certificates will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

See "Legal Investment Considerations" in this prospectus supplement and "Legal Investment Matters" in the accompanying prospectus for more detail.

ERISA

Subject to important considerations discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus, we believe that the Class A Certificates will be eligible for purchase by employee benefit plans. You should carefully review with your legal advisor whether the purchase or holding of the Class A Certificates could give rise to a prohibited transaction.

See "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus for more detail.

                                  RISK FACTORS

Before deciding whether to purchase the Class A Certificates, you should consider the following risk factors (as well as the factors discussed under "Risk Factors" in the prospectus). If any of the following risks are realized, your investment could be materially and adversely affected.

Risk of Limitations
to Adjustments of
the Class A-2
Interest Rate

The calculation of the interest rate on the Class A-2 Certificates is based upon the value of an index that is different from the index applicable to the variable rate mortgage loans. Differences may also result from the use of a different rate determination date or a different rate adjustment date. Since the mortgage loan index may respond to different economic and market factors than the Class A-2 index, there is not necessarily a correlation in movement between them. For example, it is possible that the index on the variable rate mortgage loans may decline while the Class A-2 index is stable or rising. It is also possible that both the mortgage index and the Class A-2 index may decline or increase during the same period, but not necessarily at the same rate.

This absence of a correlation between movement in the mortgage loan index and the Class A-2 index may reduce the interest payable on the Class A-2 Certificates because the Class A-2 Certificates are subject to an available funds cap. If the amount of interest that would accrue on the Class A-2 Certificates at the formula rate is greater than the available funds cap, then a deficiency in interest paid to the owners of the Class A-2 Certificates will occur. Although owners of the Class A-2 Certificates will be entitled to receive that deficiency from excess available funds on future payment dates, there is no assurance that excess funds will be available for this purpose. The ratings of the Class A-2 Certificates do not address the likelihood of the payment of any such deficiency, nor will the certificate insurer be liable for the payment of any such deficiency.

Sensitivity
to Prepayments

The rate and timing of payments of principal of the mortgage loans (i.e., the prepayment experience), among other factors, will affect the rate of principal payments and the yield to maturity of the Class A Certificates. Because the prepayment experience will depend on future events and a variety of factors, the prepayment experience is uncertain and, in all likelihood, will not conform to any projected rates of prepayment. Generally, in a declining interest rate environment, mortgage loans are more likely to experience prepayments than if prevailing interest rates remain constant or rise above the interest rates on the mortgage loans. Conversely, in an increasing interest rate environment, prepayments on mortgage loans are likely to decrease.

The borrowers can prepay the mortgage loans, in whole or in part, at any time. However, approximately _____% and _____%, of the initial mortgage loans (by aggregate principal balance) in the fixed rate group and the variable rate group, respectively, as of ______ __, ____ require the borrower to pay a fee in connection with certain prepayments. The requirement to pay this fee may result in rates of prepayment that are lower than comparable pools of mortgage loans that do not have this requirement. Also, many of the mortgage loans have due-on-sale provisions which, if enforced by the servicer, will result in prepayment of the mortgage loans.

See "Prepayment and Yield Considerations" in this prospectus supplement and "Certain Legal Aspects of the Mortgage Loans and Related Matters -- Enforceability of Certain Provisions" in the accompanying prospectus for more detail.

The mortgage loans in the variable rate group are variable rate mortgage loans. Variable rate mortgage loans, like fixed rate mortgage loans, are more likely to experience principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers with variable rate mortgage loans may be willing to refinance the mortgage loans with a fixed rate loan to "lock in" a lower interest rate. Since the variable rate mortgage loans also have periodic rate caps, and maximum and minimum interest rates, these caps can also affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on variable rate mortgage loans may differ from that on fixed rate mortgage loans because the amount of the monthly payments on variable rate mortgage loans are subject to adjustment on each payment change date.

Approximately _____% of the initial mortgage loans in the variable rate group by aggregate principal balance as of ______ __, ____ are step loans that bear interest at a fixed rate for [2, 3 or 5] years after origination and thereafter have periodic adjustments in the same manner as the remaining initial mortgage loans in the variable rate group. As with all mortgage loans, the rate of prepayments on mortgage loans that are step loans and are in the initial fixed rate period is sensitive to prevailing interest rates. The prepayment behavior of the step loans may differ from that of the other mortgage loans. As a step loan approaches its initial adjustment date, the borrower may become more likely to refinance that loan to avoid an increase in the loan rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the loan rate before adjustment.

The average life of the Class A Certificates, and, if purchased at other than par, the yields realized by owners of the Class A Certificates will be sensitive to levels of payment (including any principal prepayments) on the mortgage loans. In general, the yield on the Class A Certificates if purchased at a premium will be adversely affected by a higher than anticipated level of prepayments and enhanced by a lower than anticipated level. Conversely, the yield on Class A Certificates if purchased at a discount will be adversely affected by a lower than anticipated level of prepayments.

See "Prepayment and Yield Considerations" in this prospectus supplement for more detail.

The Following Characteristics
of the Mortgage Loans May
Increase Risk of Loss:

     Non-
     Conforming
     Underwriting
     Standards

The seller originated or purchased all the mortgage loans in accordance with its mortgage loan program for non-conforming credits. A non-conforming credit means a mortgage loan which may be ineligible for purchase by Fannie Mae or Freddie Mac due to credit characteristics that may not meet Fannie Mae or Freddie Mac guidelines.

Mortgage loans originated under the seller's mortgage loan program are likely to experience rates of delinquency, bankruptcy and loss that are higher (perhaps significantly) than mortgage loans originated under Fannie Mae or Freddie Mac guidelines.

As of ______ __, ____, none of the initial mortgage loans were delinquent more than 30 days.

     Geographic
     Concentration

As of ______ __, ____, mortgaged properties located in the state of California secure approximately _____% and _____% of the initial mortgage loans in the fixed rate group and the variable rate group (by aggregate principal balance), respectively. This geographic concentration might magnify the effect on the trust of adverse economic conditions in California and might increase the rate of delinquencies, defaults and losses on the mortgage loans to a greater extent than if the mortgaged properties were more geographically diversified. Additionally, mortgaged properties in California may be particularly susceptible to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

See "Risk Factors -- Geographic Concentration of the Mortgaged Properties" in the accompanying prospectus for more detail.

Other Legal
Considerations

Federal and state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices, among other factors:

o     regulate interest rates and other charges on mortgage loans

o     require certain disclosures to borrowers

o     require licensing of the seller and other originators

o regulate generally the origination, servicing and collection process for the mortgage loans.

Depending on the specific facts and circumstances involved, violations may limit the ability of the trust to collect on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and could result in liability for damages and administrative enforcement. In addition, there may be circumstances in which the trust, as owner of the mortgage loans, would be subject to all of the claims and defenses that a borrower could assert against the original lender. As a result, the trust may be subject to damages and administrative penalties arising out of unlawful lending practices if it is determined that a violation has occurred. The seller has represented that all applicable federal and state laws were complied with in connection with the origination of the mortgage loans. If there is a material and adverse breach of such representation, the seller will be obligated to repurchase any affected mortgage loan or to substitute a new mortgage loan.

See "Certain Legal Aspects of the Mortgage Loans and Related Matters" in the accompanying prospectus for more detail.

Risk Associated with
the Certificate
Insurer

If the protection created by overcollateralization and crosscollateralization is insufficient and the certificate insurer is unable to meet its obligations under the certificate insurance policies, then you will experience a loss of some or all of your investment. In addition, any reduction in a rating of the claims-paying ability of the certificate insurer may result in a reduction of the rating of the Class A Certificates.

Inability to
Repurchase or
Replace Defective
Loans

If the seller fails to cure a breach of its loan representations and warranties with respect to any loan in a timely manner, then the seller is required to repurchase or replace such defective loan. The seller may not be capable of repurchasing or replacing any defective loans for financial or other reasons. The seller's inability to repurchase or replace defective loans would likely cause the loans to experience higher rates of delinquencies, defaults and losses.

Risk of Prepayments
from Pre-Funding
Account

Any amounts on deposit in the pre-funding account that have not been used to purchase additional mortgage loans by the end of the pre-funding period are required to be paid to the owners of the related class of Class A Certificates on the Payment Date in ______ ____. If this occurs, the owners of the Class A Certificates will receive a prepayment of principal in an amount equal to the amount remaining in the pre-funding account. Although we expect that substantially all amounts in the pre-funding account will be used to purchase additional mortgage loans and that there will be no material principal prepayment, we cannot be certain that this will occur.

See "Prepayment and Yield Considerations," "The Mortgage Loan Pool -- Conveyance of Subsequent Mortgage Loans -- Fixed Rate Group" and "-- Variable Rate Group" in this prospectus supplement.

Litigation

From time to time, the seller may become involved in a number of lawsuits or governmental investigations:

               [Description of Litigation Matters to be provided]

An adverse determination in one or more of these matters may adversely affect the seller and the servicer's financial condition and, in turn the seller's ability to repurchase or replace any defective mortgage loans, and the servicer's ability to service the mortgage loans. Revocation of one or more of the seller's business licenses, particularly in the state of California, may also adversely affect the mortgage lending operations of the seller.

Liquidity of the
Seller

The seller requires substantial capital to fund its operations. Currently, the seller funds substantially all of its operations, including its loan production, from borrowings under its lending arrangements with certain third parties (including affiliates of the underwriters). As its existing lending arrangements mature, the seller may not be able to access the financing necessary for its operations. Recently, lenders have been less willing to extend credit on mortgage loans. In addition, lenders who are willing to extend credit on mortgage loans are doing so on terms that are less favorable than have recently been available.

The seller's inability to arrange for new or alternative methods of financing on favorable terms may curtail its loan production activities, which may adversely affect its financial condition and, in turn, the seller's ability to repurchase or replace any defective mortgage loan. In addition, such curtailment of production may adversely affect the servicer's ability to service the mortgage loans.

Risks Associated
with Year 2000
Compliance

The seller has been preparing for issues associated with the programming code in existing computer systems as the year 2000 approaches. The "year 2000 problem" is pervasive and complex; virtually every computer operation will be affected in some way by the rollover of the two-digit year value to 00. The issue is whether the computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.

It is a condition of closing that the servicer and the oversight agent each represent that either they are currently year 2000 ready or are implementing modifications to their respective existing systems to the extent required to cause them to be year 2000 ready prior to January 1, 2000. In the event that computer problems arise out of a failure of such efforts to be completed on time, or in the event that the computer systems of the oversight agent or the servicer are not fully year 2000 ready, the resulting disruptions in the collection or distribution of receipts on the loans could materially and adversely affect your investment. To address the year 2000 issue, the seller has completed implementation of its formal five-step plan, which is outlined herein. Although the seller has determined that the baseline versions of its in-house developed products currently are Year 2000 compliant, the seller will continue to conduct further testing and implementation for year 2000 readiness. See "The Seller" in this prospectus supplement for more detail.

Limited Resale

The underwriters intend to make a market for resales of the Class A Certificates but have no obligation to do so. There is no assurance that such a market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your Class A Certificates readily or at prices that will enable you to realize your desired yield. The market values of the Class A Certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

The secondary markets for mortgage backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Insolvency of Seller
Could Cause
Payment Delays

The seller believes that the transfer of the mortgage loans from the seller to the trust constitutes a sale and, accordingly, that the mortgage loans will not be a part of the assets of the seller in the event of the seller's insolvency and will not be available to creditors of the seller. Nevertheless, in the event of an insolvency, a bankruptcy trustee or a creditor may argue that the transaction between the seller and the trust was a pledge of the mortgage loans in connection with a borrowing rather than a true sale. Such an attempt, even if unsuccessful, could result in delays in distributions on the Class A Certificates.

The seller will deliver an opinion of its counsel, Arter & Hadden LLP, with respect to the true sale of the mortgage loans from the seller to the trust, in form and substance satisfactory to the rating agencies and the certificate insurer.

Servicing Transfer
Could Cause Higher
Delinquencies

The mortgage loans are currently being serviced by the servicer. The certificate insurer has the right, however, to refuse to extend the term of the servicer beyond any two-month period. Servicing transfers can result in an increase in delinquencies on the transferred loans.

                         THE PORTFOLIO OF MORTGAGE LOANS

General

         The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Initial Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") primarily on one-to-four family residential properties (the "Mortgaged Properties") to be conveyed to the Trust on the Closing Date. The Class A-1 Certificates will represent undivided ownership interests in a pool of fixed-rate Mortgage Loans (the "Fixed Rate Group") secured by Mortgages which may be either in a first or junior lien position. The Class A-2 Certificates will represent undivided ownership interests in a pool of variable-rate Mortgage Loans (the "Variable Rate Group") secured by Mortgages which are in a first lien position.

         The Mortgage Loan Pool includes newly-originated and seasoned fixed and variable rate loans which were originated directly by the Seller or one or more unrelated third party entities (the "Originators").

         Substantially all of the Initial Mortgage Loans in the Variable Rate Group adjust based on the London interbank offered rate for six-month United States Dollar deposits in the London Market based on quotations of major banks published in The Wall Street Journal and have a periodic semi-annual rate adjustment cap of ____% per annum and a lifetime cap of ____% per annum above the initial mortgage rate for the Initial Mortgage Loans in the Variable Rate Group. Furthermore, all mortgage loans originated under the retail adjustable rate program are in a first lien position and generally do not allow for balloon payments. Such retail adjustable rate mortgage loans are originated in accordance with the Seller's Guidelines. See "Mortgage Loan Program -- Underwriting Guidelines" in the Prospectus.

Acquisitions and Originations

         The Seller originates and underwrites mortgage loans pursuant to the Seller's Guidelines or acquires mortgage loans from Originators based on Approved Guidelines or Bulk Guidelines as described in the Prospectus. See "Mortgage Loan Program" in the Prospectus.

         Fixed Rate Group. As of ______ __, ____, Initial Mortgage Loans representing an aggregate principal balance of $__________ or ____% of the Initial Mortgage Loans in the Fixed Rate Group by aggregate principal balance were acquired from an Originator other than the Seller. The Seller has reviewed 100% of the acquisitions included in the Trust.

         Variable Rate Group. As of ______ __, ____, Initial Mortgage Loans representing an aggregate principal balance of $____________ or approximately _____% of the Initial Mortgage Loans in the Variable Rate Group by aggregate principal balance were acquired from an Originator other than the Seller. The Seller has reviewed 100% of the acquisitions included in the Trust.

         The Seller is constantly updating its underwriting guidelines, as necessitated by changes in market conditions. Accordingly, the following underwriting guidelines supplement the description of the Seller's underwriting guidelines set forth in the Prospectus under the caption "MORTGAGE LOAN PROGRAM." [Describe any changes to Underwriting Guidelines.]

         As of ______ __, ____, ______% and _____% of the Initial Mortgage Loans in the Fixed Rate Group and the Variable Rate Group, respectively, by aggregate principal balance, were originated under the new underwriting guidelines described above. The remaining Initial Mortgage Loans were originated under the then existing guidelines, which are not materially different from the new underwriting guidelines described in this Prospectus Supplement.

         Furthermore, from time to time, exceptions are made to the underwriting guidelines and it is possible that exceptions may have been made for a substantial number of the Mortgage Loans based on compensating factors. Management permits deviations from the specific criteria to reflect local economic trends and real estate valuations, as well as other mitigating factors specific to each applicant. Such deviations are monitored and regularly reviewed by the Seller's credit committee. The Seller strives to maintain the overall integrity of its credit and underwriting policies and simultaneously provide its lending officers with the flexibility to consider the specific circumstances of the mortgage loan application.

         As of ______ __, ____, Initial Mortgage Loans representing an aggregate principal balance of $_________or _____% of the Initial Mortgage Loans in the Fixed Rate Group by aggregate principal balance were refinanced under the Seller's Streamline Refinance Program described in the Prospectus under the caption "MORTGAGE LOAN PROGRAM."

Delinquencies

         The following tables provide data on loan delinquency and REO for the Servicer's United States servicing portfolio. The Servicer is not an approved seller/servicer by Fannie Mae.

                                                              United States Servicing Portfolio

                                           As of _________,                            As of December 31,
                                        (Dollars in Thousands)                       (Dollars in Thousands)
                                     -----------------------------      -------------------------------------------------

                                                                                 1998             1997              1996
                                                                                 ----             ----              ----
Total Servicing Portfolio...........                                           $802,034         $769,733         $637,903
    30-59 days delinquent...........                                              9,144            7,718            9,359
    60-89 days delinquent...........                                              6,097            7,521            6,704
    90 days or more                                                              18,449           16,935           19,081
                                                                                 ------           ------           ------
delinquent..........................
    Total delinquencies(1)..........                                            $33,690          $32,174          $35,144
                                                                                =======          =======          =======

Total Delinquency Percentage........                                               4.2%             4.2%             5.5%
REO Properties(2)...................                                             $2,063           $1,668           $3,951

-----------------------
(1) The period of delinquency is based on the number of days payments are contractually past due and includes all loans in foreclosure.

(2) Includes REO Properties owned by the Seller as well as REO Properties owned by REMIC Trusts and serviced by the Seller; however, excludes private investor REO Properties not serviced by the Seller.

Losses

    The following table provides data on net losses for the Servicer's United States servicing portfolio.

                                        For the Quarter Ended                       For the Years Ended
                                            ____________,                               December 31,
                                       (Dollars in Thousands)                      (Dollars in Thousands)
                                    -----------------------------     ------------------------------------------------

                                                                                1998            1997             1996
                                                                                ----            ----             ----
Average servicing portfolio (1).....                                         $799,979        $695,858         $614,982
Net losses (2)......................                                             $983          $1,705           $2,160
Percentage of average
         servicing portfolio........                                            0.12%           0.25%            0.35%

-----------------------
(1) Average servicing portfolio equals the quarterly average of the servicing portfolio computed as the average of the balance at the beginning and end of each quarter.
(2) "Net Losses" represent losses realized with respect to disposition of REO properties.

                                 USE OF PROCEEDS

         The Seller will sell the Initial Mortgage Loans to the Trust concurrently with the delivery of the Class A Certificates. Net proceeds from the sale of the Class A Certificates will be applied by the Trust to purchase the Initial Mortgage Loans from the Seller. Such net proceeds, less the Pre-Funded Amount and the amount deposited in the Capitalized Interest Account, will (together with the Class R Certificates retained by the Seller or its affiliates) represent the purchase price to be paid by the Trust to the Seller for the Initial Mortgage Loans.

                             THE MORTGAGE LOAN POOLS

General

         Unless otherwise noted, all references to statistical percentages in this Prospectus Supplement appearing "as of the Cut-Off Date," together with all dollar amount references herein to aggregate principal balances appearing "as of the Cut-Off Date" have been calculated using the aggregate scheduled principal balances of the Initial Mortgage Loans as of the close of business on ______ __, ____ (the "Cut-Off Date"). It is intended that additional Mortgage Loans (the "Subsequent Mortgage Loans") satisfying the criteria set out in the Pooling and Servicing Agreement will be purchased by the Trust from the Seller for inclusion in the Fixed Rate Group and the Variable Rate Group from time to time on or before ________ __, ____ from funds on deposit in the Pre-Funding Account. The Subsequent Mortgage Loans, if available, will be sold by the Seller to the Trust. The Initial Mortgage Loans and the Subsequent Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

         This subsection describes generally certain characteristics of the Initial Mortgage Loans. Unless otherwise specified herein, references herein to percentages of Initial Mortgage Loans refer in each case to the approximate percentage of the aggregate principal balance of the Initial Mortgage Loans as of the CutOff Date, based on the outstanding principal balances of the Initial Mortgage Loans in the Fixed Rate Group or the Initial Mortgage Loans in the Variable Rate Group, in each case as of the Cut-Off Date, and giving effect to all payments due on or prior to the Cut-Off Date whether or not received. The Mortgage Loan Pool will initially consist of ___ fixed rate loans and adjustable rate loans evidenced by promissory notes (the "Notes") secured by deeds of trust, security deeds or mortgages on the Mortgaged Properties, which are located in __ states and the District of Columbia. The Mortgaged Properties securing the Mortgage Loans consist of single-family residences (which may be detached, part of a two-to-four family dwelling, a condominium unit or a unit in a planned unit development). The Mortgaged Properties may be owner-occupied (which includes second and vacation homes) or non-owner occupied investment properties. The Initial Mortgage Loans consist of _____% of loans secured by first lien mortgages on the related Mortgaged Properties and ____% of loans secured by second liens on the related Mortgaged Properties.

         The Initial Mortgage Loans satisfied the following criteria as of the Cut-Off Date: remaining terms to stated maturity of no greater than 360 months; a Mortgage Rate as of the Cut-Off Date of at least ____% with respect to the Fixed Rate Group and at least ____% with respect to the Variable Rate Group; and a CLTV not in excess of _____% with respect to the Fixed Rate Group and a LTV not in excess of _____% with respect to the Variable Rate Group.

         The Combined Loan-to-Value Ratio ("CLTV") of a Mortgage Loan is equal to the ratio (expressed as a percentage) of (x) the sum of the (i) original principal balance of the Mortgage Loan and (ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of the Mortgage Loan) and (y) the appraised value of the Mortgaged Property at the time of origination. The Loan-to-Value Ratio ("LTV") of a Mortgage Loan is equal to the ratio (expressed as a percentage) of the original principal balance of the Mortgage Loan and the appraised value of the Mortgaged Property at the time of origination.

         Each Mortgage Loan in the Trust will be assigned to one of the two Mortgage Loan Groups comprised of Mortgage Loans which bear a fixed interest rate only, in the case of the Fixed Rate Group, and Mortgage Loans which bear an adjustable interest rate only, in the case of the Variable Rate Group; provided, however, that the Step Loans included in the Variable Rate Group bear interest at a fixed rate of interest for [2, 3 or 5] years after origination and thereafter bear an adjustable interest rate. Each of the Mortgage Loans contained in the Fixed Rate Group will be secured by a Mortgage having either a first or junior lien position with respect to the related Mortgaged Property. Each of the Mortgage Loans contained in the Variable Rate Group will be secured by Mortgages which are in a first lien position. _____% of the Initial Mortgage Loans were originated less than seven months prior to the Cut-Off Date. The Class A-1 Certificates represent undivided ownership interests in all Mortgage Loans contained in the Fixed Rate Group, and the Class A-2 Certificates represent undivided ownership interests in all Mortgage Loans contained in the Variable Rate Group.

Fixed Rate Group - Initial Mortgage Loans

         [All] of the Initial Mortgage Loans in the Fixed Rate Group are Actuarial Loans. [All] of the Initial Mortgage Loans in the Fixed Rate Group require monthly payments of principal that will fully amortize such Initial Mortgage Loan by its stated maturity date. No Initial Mortgage Loan in the Fixed Rate Group had a stated maturity date later than ______ __, ____. As of the Cut-Off Date, the aggregate principal balance of all Initial Mortgage Loans in the Fixed Rate Group was _____% of the aggregate principal balance of such Initial Mortgage Loans at the times of their origination.

         The Initial Mortgage Loans in the Fixed Rate Group had the following aggregate characteristics as of the Cut-Off Date:

Aggregate Number of Initial Mortgage Loans.............................
Principal Balance
         Aggregate.....................................................
         Average.......................................................
         Range.........................................................
Mortgage Rates
         Weighted Average..............................................
         Range.........................................................
Original Term to Stated Maturity
         Weighted Average..............................................
         Range.........................................................
Remaining Term to Stated Maturity
         Weighted Average..............................................
         Range.........................................................
CLTV
         Weighted Average..............................................
         Range.........................................................
Weighted Average Junior Lien Ratio.....................................
Percentage of First Lien Mortgage Loans................................
Percentage of Second Lien Mortgage Loans...............................

         Some of the aggregate percentages in the following tables may not total 100% due to rounding.

                             DISTRIBUTION OF CLTV'S
                                Fixed Rate Group

                                                            Number of
                                                             Initial            Aggregate          % of Aggregate
                                                            Mortgage              Unpaid               Unpaid
Range of CLTV's                                               Loans         Principal Balance    Principal Balance
      5.0 - 10.00%.....................................
     10.0 - 15.00......................................
     15.0 - 20.00......................................
     20.0 - 25.00......................................
     25.0 - 30.00......................................
     30.0 - 35.00......................................
     35.0 - 40.00......................................
     40.0 - 45.00......................................
     45.0 - 50.00......................................
     50.0 - 55.00......................................
     55.0 - 60.00......................................
     60.0 - 65.00......................................
     65.0 - 70.00......................................
     70.0 - 75.00......................................
     75.0 - 80.00......................................
     80.0 - 85.00......................................
       Total...........................................

         The CLTV's shown above were calculated based upon the appraised values of the Mortgaged Properties at the time of origination (the "Appraised Values"). No assurance can be given that such Appraised Values have remained or will remain at their levels on the dates of origination of the related Initial Mortgage Loans. If property values decline such that the outstanding balances of the Mortgage Loans, together with the outstanding balances of any senior Mortgage Loans, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those heretofore experienced by the Servicer, as set forth above under "The Portfolio of Mortgage Loans," and by the mortgage lending industry in general.

                       DISTRIBUTION OF JUNIOR LIEN RATIOS
                                Fixed Rate Group
                      (Junior Lien Initial Mortgage Loans)

                                                                                                    % of Aggregate
                                                                                                   Unpaid Principal
                                                           Number of             Aggregate            Balance of
       Range of                                       Junior Lien Initial         Unpaid         Junior Lien Initial
Junior Lien Ratios                                      Mortgage Loans       Principal Balance      Mortgage Loans
20.01 - 25.00%....................................
25.01 - 30.00.....................................
55.01 - 60.00.....................................
70.01 - 75.00.....................................
95.01 - 100.00....................................
         Total....................................

         The "Junior Lien Ratio" of a Mortgage Loan is equal to the ratio (expressed as a percentage) of the original principal balance of such Mortgage Loan to the sum of (i) the original principal balance of such Mortgage Loan and
(ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of the Mortgage Loan).

                         DISTRIBUTION OF MORTGAGE RATES
                                Fixed Rate Group

                                                                               Aggregate            % of Aggregate
    Range of                                          Number of Initial          Unpaid                 Unpaid
Mortgage Rates                                         Mortgage Loans      Principal Balance      Principal Balance
      7.5-1 -  8.000%.................................
      8.0-1 -  8.500..................................
      8.5-1 -  9.000..................................
      9.0-1 -  9.500..................................
      9.5-1 - 10.000..................................
     10.0-1 - 10.500..................................
     10.5-1 - 11.000..................................
     11.0-1 - 11.500..................................
     12.0-1 - 12.500..................................
     12.5-1 - 13.000..................................
     13.0-1 - 13.500..................................
     13.5-1 - 14.000..................................
     14.0-1 - 14.500..................................
       Total..........................................

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                Fixed Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
State                                                Mortgage Loans       Principal Balance      Principal Balance
Arizona.........................................
California......................................
Colorado........................................
District of Columbia............................
Florida.........................................
Illinois........................................
Maryland........................................
Minnesota.......................................
New Jersey......................................
New York........................................
Ohio............................................
Oregon..........................................
Pennsylvania....................................
Utah............................................
Virginia........................................
Washington......................................
       Total....................................

               DISTRIBUTION OF REMAINING TERMS TO STATED MATURITY
                                Fixed Rate Group

                                                                              Aggregate            % of Aggregate
       Range of                                    Number of Initial            Unpaid                 Unpaid
        Months                                      Mortgage Loans        Principal Balance      Principal Balance
 95 - 120   ....................................
121 - 180   ....................................
181 - 240   ....................................
241 - 300   ....................................
301 - 360   ....................................
   Total

                       DISTRIBUTION OF PRINCIPAL BALANCES
                                Fixed Rate Group

                                                                                     Aggregate             % of Aggregate
        Range of                                         Number of Initial             Unpaid                  Unpaid
    Principal Balances                                     Mortgage Loans        Principal Balance       Principal Balance
  $15,000.01 -  25,000.00.......................
   25,000.01 -  50,000.00.......................
   50,000.01 -  75,000.00.......................
   75,000.01 - 100,000.00.......................
  100,000.01 - 125,000.00.......................
  125,000.01 - 150,000.00.......................
  150,000.01 - 175,000.00.......................
  175,000.01 - 200,000.00.......................
  200,000.01 - 225,000.00.......................
  225,000.01 - 250,000.00.......................
  250,000.01 - 275,000.00.......................
  275,000.01 - 300,000.00.......................
  325,000.01 - 350,000.00.......................
  350,000.01 - 375,000.00.......................
        Total...................................

                         DISTRIBUTION OF PROPERTY TYPES
                                Fixed Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
Property Type                                        Mortgage Loans       Principal Balance      Principal Balance
Single Family...................................
Two-to-Four Family..............................
Condominium.....................................
         Total..................................

                        DISTRIBUTION OF OCCUPANCY STATUS*
                                Fixed Rate Group

                                                                               Aggregate           % of Aggregate
                                                    Number of Initial            Unpaid                Unpaid
Occupancy Status                                     Mortgage Loans        Principal Balance      Principal Balance
Owner Occupied..................................
Investor Property...............................
Second Home.....................................
        Total...................................

--------------------------

*  Based on representations of the Mortgagors at origination of the Mortgage
   Loans.

Conveyance of Subsequent Mortgage Loans - Fixed Rate Group

         The Pooling and Servicing Agreement permits the Trust to acquire $__________ in aggregate principal balance of Subsequent Mortgage Loans for addition to the Fixed Rate Group. Accordingly, the statistical characteristics of the Mortgage Loan Pool and the Fixed Rate Group will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, however, the Seller has covenanted to deliver Subsequent Mortgage Loans for inclusion in the Fixed Rate Group that will not materially change the statistical characteristics of the Mortgage Loan Pool and the Fixed Rate Group. Each Subsequent Mortgage Loan will meet the requirements specified by the Certificate Insurer for Subsequent Mortgage Loans.

         The obligation of the Trust to purchase Subsequent Mortgage Loans for addition to the Fixed Rate Group on a Subsequent Transfer Date is subject to the satisfaction of the requirements as set forth in the Pooling and Servicing Agreement.

Variable Rate Group - Initial Mortgage Loans

         [All] of the Initial Mortgage Loans in the Variable Rate Group are Actuarial Loans and are secured by first mortgages. [All] of the Initial Mortgage Loans in the Variable Rate Group require monthly payments of principal that will fully amortize such Initial Mortgage Loans by their respective stated maturity dates. [No] Initial Mortgage Loan in the Variable Rate Group had a stated maturity date later than ________ __, ____. As of the Cut-Off Date, the aggregate principal balance of the Initial Mortgage Loans in the Variable Rate Group was _____% of the aggregate principal balance of such Initial Mortgage Loans at the times of their origination. As of the Cut-Off Date, substantially all of the Initial Mortgage Loans in the Variable Rate Group had interest rates which were not fully indexed (i.e., the interest rate does not equal the sum of the entire gross margin and the applicable index).

         [All] of the Initial Mortgage Loans in the Variable Rate Group bear interest at rates that adjust, along with the related monthly payments, semiannually based on the London interbank offered rate for six-month United States Dollar deposits in the London market based on quotations of major banks published in The Wall Street Journal (the "Six-Month LIBOR Loans"). [All] of the Six-Month LIBOR Loans have an initial periodic reset cap of ____% per annum and a periodic reset cap of ____% per annum.

         Approximately $________________ or _____% of the Initial Mortgage Loans in the Variable Rate Group by aggregate principal balance as of the Cut-Off Date bear interest at a fixed rate for [2, 3 or 5] years after origination and thereafter have periodic adjustments at frequencies in the same manner as the Six-Month LIBOR Loans (as described above) (the "Step Loans"). [All] of the Step Loans have a first adjustment date that will occur in ________. As of the Cut-Off Date, ____% and _____% of the Initial Mortgage Loans in the Variable Rate Group by aggregate principal balance have initial periodic reset caps of ____% per annum and ____% per annum, respectively. After the first adjustment, the Step Loans have a periodic reset cap of ____% per annum.

         The Initial Mortgage Loans in the Variable Rate Group had the following aggregate characteristics as of the Cut-Off Date:

Aggregate Number of Initial Mortgage Loans............................
Principal Balance
         Aggregate....................................................
         Average......................................................
         Range........................................................
Current Mortgage Rate
         Weighted Average.............................................
         Range........................................................
Original Term to Stated Maturity
         Weighted Average.............................................
         Range........................................................
Remaining Term to Stated Maturity
         Weighted Average.............................................
         Range........................................................
LTV
         Weighted Average ............................................
         Range........................................................
Percentage of First Lien Mortgage Loans
Gross Margin
         Weighted Average ............................................
         Range........................................................
Semi-Annual Rate Adjustment Cap.......................................
Maximum Mortgage Rate
         Weighted Average ............................................
         Range........................................................
Minimum Mortgage Rate
         Weighted Average ............................................
         Range .......................................................

                              DISTRIBUTION OF LTV's
                               Variable Rate Group

                                                                                Aggregate          % of Aggregate
                                                      Number of Initial          Unpaid                Unpaid
Range of LTV's                                         Mortgage Loans       Principal Balance     Principal Balance
15.01 - 20.00......................................
20.01 - 25.00......................................
25.01 - 30.00......................................
30.01 - 35.00......................................
40.01 - 45.00......................................
45.01 - 50.00......................................
50.01 - 55.00......................................
55.01 - 60.00......................................
60.01 - 65.00......................................
65.01 - 70.00......................................
70.01 - 75.00......................................
75.01 - 80.00......................................
80.01 - 85.00......................................
         Total.....................................

         The LTV's shown above were calculated based upon the Appraised Values of the Mortgaged Properties. No assurance can be given that Appraised Values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Initial Mortgage Loans. If property values decline such that the outstanding balances of the Initial Mortgage Loans become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those heretofore experienced by the Servicer, as set forth above under "The Portfolio of Mortgage Loans," and by the mortgage lending industry in general.

               DISTRIBUTION OF REMAINING TERMS TO STATED MATURITY
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
  Range of                                         Number of Initial            Unpaid                 Unpaid
   Months                                            Mortgage Loans       Principal Balance      Principal Balance
120.............................................
121 - 180.......................................
181 - 240.......................................
301 - 360.......................................
      Total.....................................

                       DISTRIBUTION OF PRINCIPAL BALANCES
                               Variable Rate Group

                                                                                 Aggregate            % of Aggregate
      Range of                                       Number of Initial            Unpaid                  Unpaid
Principal Balances                                     Mortgage Loans        Principal Balance      Principal Balance
  $23,000.01 -  25,000.00 ..............
   25,000.01 -  50,000.00 ..............
   50,000.01 -  75,000.00 ..............
   75,000.01 - 100,000.00 ..............
  100,000.01 - 125,000.00 ..............
  125,000.01 - 150,000.00 ..............
  150,000.01 - 175,000.00 ..............
  175,000.01 - 200,000.00 ..............
  200,000.01 - 225,000.00 ..............
  225,000.01 - 250,000.00 ..............
  250,000.01 - 275,000.00 ..............
  275,000.01 - 300,000.00 ..............
  300,000.01 - 325,000.00 ..............
  325,000.01 - 350,000.00 ..............
  375,000.01 - 400,000.00 ..............
         Total..........................

                         DISTRIBUTION OF PROPERTY TYPES
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
Property Type                                        Mortgage Loans       Principal Balance      Principal Balance
Single Family...................................
Two-to-Four Family .............................
Condominium.....................................
Planned Unit Development........................
       Total....................................

                        DISTRIBUTION OF OCCUPANCY STATUS
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
Occupancy Status                                     Mortgage Loans       Principal Balance      Principal Balance
Owner Occupied..................................
Investor Property...............................
         Total..................................

                     DISTRIBUTION OF CURRENT MORTGAGE RATES
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
Range of Current                                   Number of Initial            Unpaid                 Unpaid
Mortgage Rates                                       Mortgage Loans       Principal Balance      Principal Balance
  6.001 -  6.500%.............................
  6.501 -  7.000..............................
  7.001 -  7.500..............................
  7.501 -  8.000..............................
  8.001 -  8.500..............................
  8.501 -  9.000..............................
  9.001 -  9.500..............................
  9.501 - 10.000..............................
 10.001 - 10.500..............................
 10.501 - 11.000..............................
 11.001 - 11.500..............................
 11.501 - 12.000..............................
 12.001 - 12.500..............................
        Total.................................

                     DISTRIBUTION OF MAXIMUM MORTGAGE RATES
                               Variable Rate Group

     Range of                                                                 Aggregate            % of Aggregate
    Maximum                                        Number of Initial            Unpaid                 Unpaid
Mortgage Rates                                       Mortgage Loans       Principal Balance      Principal Balance
13.001 - 13.500%............................
13.501 - 14.000.............................
14.001 - 14.500.............................
14.501 - 15.000.............................
15.001 - 15.500.............................
15.501 - 16.000.............................
16.001 - 16.500.............................
16.501 - 17.000.............................
17.001 - 17.500.............................
17.501 - 18.000.............................
18.001 - 18.500.............................
18.501 - 19.000.............................
19.001 - 19.500.............................
       Total................................

                     DISTRIBUTION OF MINIMUM MORTGAGE RATES
                               Variable Rate Group

     Range of                                                                 Aggregate            % of Aggregate
    Minimum                                        Number of Initial            Unpaid                 Unpaid
Mortgage Rates                                       Mortgage Loans       Principal Balance      Principal Balance
 6.001 -  6.500%............................
 6.501 -  7.000.............................
 7.001 -  7.500.............................
 7.501 -  8.000.............................
 8.001 -  8.500.............................
 8.501 -  9.000.............................
 9.001 -  9.500.............................
 9.501 - 10.000.............................
10.001 - 10.500.............................
10.501 - 11.000.............................
11.001 - 11.500.............................
11.501 - 12.000.............................
12.001 - 12.500.............................
       Total................................

                             DISTRIBUTION OF MARGINS
                               Variable Rate Group

                                                                              Aggregate           % of Aggregate
    Range of                                       Number of Initial           Unpaid                 Unpaid
    Margins                                         Mortgage Loans        Principal Balance     Principal Balance
   3.501 - 4.000%............................
   4.001 - 4.500.............................
   4.501 - 5.000.............................
   5.001 - 5.500.............................
   5.501 - 6.000.............................
   6.001 - 6.500.............................
   6.501 - 7.000.............................
   7.001 - 7.500.............................
   7.501 - 8.000.............................
   8.001 - 8.500.............................
         Total...............................

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
State                                                Mortgage Loans       Principal Balance      Principal Balance
Arizona.........................................
California......................................
Colorado........................................
Connecticut.....................................
District of Columbia............................
Florida.........................................
Georgia.........................................
Illinois........................................
Maryland........................................
New Jersey......................................
New York........................................
Ohio............................................
Oregon..........................................
Pennsylvania....................................
Utah............................................
Virginia........................................
Washington......................................
         Total..................................

Conveyance of Subsequent Mortgage Loans - Variable Rate Group

         The Pooling and Servicing Agreement permits the Trust to acquire $_________ in aggregate principal balance of Subsequent Mortgage Loans for addition to the Variable Rate Group. Accordingly, the statistical characteristics of the Mortgage Loan Pool and the Variable Rate Group will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, however, the Seller has covenanted to deliver Subsequent Mortgage Loans for inclusion in the Variable Rate Group that will not materially change the statistical characteristics of the Mortgage Loan Pool and the Variable Rate Group. Each Subsequent Mortgage Loan will meet the requirements specified by the Certificate Insurer for Subsequent Mortgage Loans.

         The obligation of the Trust to purchase Subsequent Mortgage Loans for addition to the Variable Rate Group on a Subsequent Transfer Date is subject to the satisfaction of the requirements as set forth in the Pooling and Servicing Agreement.

Interest Payments on the Mortgage Loans

         Each Mortgage Loan provides for monthly payments by the obligor on the related Note (the "Mortgagor") according to the actuarial method ("Actuarial Loans"). Actuarial Loans provide that interest is charged to the Mortgagors thereunder, and payments are due from such Mortgagors, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Actuarial Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The weighted average life of, and, if purchased at other than par (disregarding, for purposes of this discussion, the effects on the yield on the Class A-1 Certificates resulting from the timing of the settlement date and those considerations discussed below under "Payment Delay Feature of Class A-1 Certificates"), the yield to maturity on a Class A Certificate will be directly related to the rate of payment of principal of the Mortgage Loans in the related Mortgage Loan Group, including for this purpose voluntary payment in full of Mortgage Loans in the related Mortgage Loan Group prior to stated maturity (a "Prepayment"), liquidations due to defaults, casualties and condemnations, and repurchases of Mortgage Loans in the related Mortgage Loan Group by the Seller or by the Certificate Insurer. The Mortgage Loans may be prepaid by the related Mortgagors, in whole or in part, at any time. However, as of the Cut-Off Date, approximately _____% and _____% (by aggregate Loan Balance) of the Initial Mortgage Loans in the Fixed Rate Group and the Variable Rate Group, respectively, require the payment of a fee in connection with certain prepayments of the Mortgage Loans. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

         The timing of changes in the rate of prepayments may significantly affect the actual yield to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Class A Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Class A Certificates. The Seller does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

Mandatory Prepayment

         In the event that at the end of the Funding Period, not all of the Original Pre-Funded Amount has been used to acquire Subsequent Mortgage Loans for inclusion in the Fixed Rate Group or the Variable Rate Group, then the Owners of the Class A-1 Certificates and/or Class A-2 Certificates will receive a partial prepayment on the Payment Date in ______ ____ equal to the related amount remaining in the Pre-Funding Account.

         Although no assurances can be given, the Seller expects that the principal amount of Subsequent Mortgage Loans sold to the Trust for inclusion in the Fixed Rate Group and the Variable Rate Group will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Owners of the Class A-1 Certificates or the Class A-2 Certificates.

Prepayment and Yield Scenarios for Class A Certificates

         If purchased at other than par, the yield to maturity on a Class A Certificate will be affected by the rate of the payment of principal of the Mortgage Loans in the related Mortgage Loan Group. If the actual rate of payments on the Mortgage Loans in a Mortgage Loan Group is slower than the rate anticipated by an investor who purchases a Class A Certificate related to such Mortgage Loan Group at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Mortgage Loans in a Mortgage Loan Group is faster than the rate anticipated by an investor who purchases a Class A Certificate related to such Mortgage Loan Group at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

         All of the Mortgage Loans in the Fixed Rate Group are fixed rate mortgage loans. The rate of prepayments with respect to conventional fixed rate mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, such mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on such mortgage loans. However, the monthly payment on a home equity or home improvement loan is often smaller than the monthly payment on a purchase money first mortgage loan. Because of the smaller loan balance often associated with a home equity or home improvement loan, a decrease in the interest rate payable results in a smaller reduction in the amount of the Mortgagor's monthly payment. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, such mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

         All of the Mortgage Loans in the Variable Rate Group are either adjustable rate mortgage loans or Step Loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. However, no assurance can be given as to the level of prepayments that the Mortgage Loans will experience. The Seller does not believe that data compiled by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac") is representative of the types of borrowers included in the Seller's lending program and cannot assure that such prepayment experience is relevant to the Mortgage Loans contained in either Mortgage Loan Group.

         As described under "Mortgage Loan Program" in the Prospectus, in addition to direct origination, the Seller also purchases pools of Mortgage Loans from Originators. The Seller has a policy of soliciting certain of the Mortgagors from time to time with respect to such purchased Mortgage Loans for refinancing. In addition to such solicitations, the Seller may solicit or otherwise agree to refinancings on the following basis: (i) general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Schedules of Mortgage Loans, (ii) unsolicited refinancings by the Seller in connection with a Mortgagor's request for refinancing and (iii) refinancings in connection with the Seller's policy to solicit (x) Mortgagors who indicate to the Seller their intent to refinance their Mortgage Loans, (y) with respect to Mortgage Loans in the Variable Rate Group, Mortgagors with Mortgage Loans for which the next interest rate adjustment is determined by the Seller to be higher than the current market rate for a fixed rate mortgage loan with the same risk qualifications or (z) in connection with the general solicitation described in
(i) above. If any Mortgage Loans are refinanced as a result, the prepayment level of the related Mortgage Loan Group may be increased over the level which such Mortgage Loan Group would experience in the absence of such solicitations. Such refinancings will result in a prepayment on related Mortgage Loans.

         The prepayment behavior of the Step Loans may differ from that of the other Mortgage Loans in the Variable Rate Group. As a Step Loan approaches its initial adjustment date, the borrower may become more likely to refinance such loan to avoid an increase in the coupon rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the coupon rate before adjustment. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on the Mortgage Loans in the Variable Rate Group may differ from that on the Mortgage Loans in the Fixed Rate Group because the amount of the monthly payments on the Mortgage Loans in the Variable Rate Group are subject to adjustment on each adjustment date.

         The "Last Scheduled Payment Date" for the Class A-1 Certificates and the Class A-2 Certificates is ______ __, ____ which is the Payment Date in the month following the calendar month of the maturity of the latest maturing Mortgage Loan, plus 12 months. The weighted average life of each Class of Class A Certificates is likely to be shorter, and the actual final Payment Date with respect to each Class of Class A Certificates could occur significantly earlier than the Last Scheduled Payment Date because (i) Prepayments are likely to occur which shall be applied to the payment of the Class A Principal Balances, (ii) Net Monthly Excess Spread to the extent available will be applied as an accelerated payment of principal on the Class A Certificates up to the Specified Subordinated Amount for each Mortgage Loan Group and (iii) the Servicer or, in limited circumstances, the Oversight Agent, may cause a termination of the Trust when the aggregate outstanding principal balance of the Mortgage Loans has declined to less than $_________, as described under "The Pooling and Servicing Agreement -- Optional Termination" herein.

         Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption" or "PPC") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. With respect to the Class A-1 Certificates, a 100% Prepayment Assumption (100% PPC) assumes a constant prepayment rate ("CPR") of __% per annum of the outstanding principal balance of such mortgage loans in the Fixed Rate Group in the first month of the life of the mortgage loans and an additional amount of approximately ________% (precisely __/__ percent per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a constant prepayment rate of __% per annum each month is assumed. With respect to the Class A-2 Certificates, the Prepayment Assumption assumes a constant prepayment rate of the applicable per annum CPR percentage of the outstanding principal balances of the mortgage loans in the Variable Rate Group. As used in the tables below entitled "Prepayment Assumptions" and "Weighted Average Lives", 0% Prepayment Assumption (0% PPC) assumes a constant prepayment rate equal to 0% of the applicable Prepayment Assumption, i.e., no prepayments. Correspondingly, 125% Prepayment Assumption (125% PPC) assumes prepayment rates equal to 125% of the applicable Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Seller believes that no existing statistics of which it is aware provide a reliable basis for Owners of the Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

         The tables entitled "Weighted Average Lives" have been prepared on the basis of the following assumptions (collectively, the "Modeling Assumptions"):
(i) the Mortgage Loans of the related Mortgage Loan Groups prepay at the indicated constant percentages of the Prepayment Assumption; (ii) distributions on the Class A Certificates are received, in cash, on the 20th day of each month, commencing in ________ ____; (iii) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Mortgagors of principal and interest on the Mortgage Loans occur; (iv) scheduled payments are assumed to be received on the first day of each month commencing in ________ ____ and prepayments represent payment in full of individual Mortgage Loans and are assumed to be received on the last day of each month, commencing in ________ ____ and include 30 days' interest thereon; (v) the level of Six-Month LIBOR remains constant at ____%; (vi) the Class A-2 Pass-Through Rate remains constant at ____% per annum; (vii) the Oversight Agent Fee is ____% per annum; (viii) the Class A Certificates are purchased on ______ __, ____ (the "Closing Date"); (ix) the

Mortgage Rate for each Mortgage Loan in the Variable Rate Group is adjusted on its next Mortgage Rate change date (and on subsequent Mortgage Rate change dates, if necessary) to equal the sum of (a) the assumed level of the Six-Month LIBOR index and (b) the respective gross margin (such sum being subject to the respective periodic adjustment, as applicable); (x) on ______ __, ____, all amounts on deposit in the Pre-Funding Account are used to acquire Subsequent Mortgage Loans; and (xi) each Mortgage Loan Group consists of Mortgage Loans having the following characteristics:

                                FIXED RATE GROUP

Initial and Subsequent Mortgage Loans

                                                                                 Remaining
                                                        Mortgage                  Term to
       Principal                Mortgage              Rate Net of             Stated Maturity            Seasoning
        Balance                   Rate             Servicing Fee Rate           (in months)             (in months)
        -------                   ----             ------------------           -----------             -----------


                               VARIABLE RATE GROUP

Initial and Subsequent Mortgage Loans

                                     Current       Remaining                               Number of
                                  Mortgage Rate     Term to                                Months to                    Initial
                      Current        Net of          Stated                              Next Mortgage    Periodic      Periodic
    Principal        Mortgage     Servicing Fee     Maturity     Seasoning      Gross     Rate Change    Adjustment    Adjustment
     Balance           Rate           Rate        (in months)   (in months)    Margin     (in months)        Cap          Cap
     -------           ----           ----        -----------   -----------    ------     -----------        ---          ---


         "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a Certificate until each dollar of principal of such Certificate will be repaid to the investor. The weighted average life of the Class A Certificates will be influenced by the rate at which principal payments on the Mortgage Loans in the related Mortgage Loan Group are paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, liquidations due to default or early termination of a Mortgage Loan Group). The weighted average lives of the Class A Certificates also will be influenced by the overcollateralization of the Class A Certificates because collections otherwise payable to the Class R Certificates are applied as principal prepayments to the Class A Certificates until the outstanding aggregate principal balance of the Class A Certificates is less than the aggregate outstanding principal balance of the Mortgage Loans in each Mortgage Loan Group by the related Specified Subordinated Amount for such Group. These payments of principal have the effect of accelerating the amortization of the Class A Certificates, thereby shortening their respective weighted average lives.

         Based on the foregoing Modeling Assumptions, the tables below indicate the weighted average life of each Class of the Class A Certificates, assuming that the Mortgage Loans in the related Mortgage Loan Group prepay according to the indicated percentages of the related Prepayment Assumption:

                             PREPAYMENT ASSUMPTIONS

                                Assumption I    Assumption      Assumption      Assumption      Assumption     Assumption
                                ------------    ----------      ----------      ----------      ----------     ----------
                                                    II             III              IV              V              VI
                                                    --             ---              --              -              --
Fixed Rate Group (PPC):
Variable Rate Group
(CPR):

                             WEIGHTED AVERAGE LIVES

                                                     Class
                                                     -----
                                         Class A-1           Class A-2
                                    ------------------- -------------------
                                         Weighted            Weighted
Prepayment                             Average Life        Average Life         Earliest Retirement
Assumption                              (years)(1)          (years)(1)                Date(1)
----------                              ----------          ----------                -------
    I ..............................
   II ..............................
  III ..............................
   IV ..............................
    V ..............................
   VI ..............................

(1) Assuming early termination of the Trust at the Clean-Up Call Date.

         There is no assurance that prepayments will occur, or, if they do occur, that they will occur at any constant percentage or in accordance with any of the aforementioned Prepayment Assumptions.

Payment Delay Feature of Class A-1 Certificates

         The effective yield to the Owners of the Class A-1 Certificates will be lower than the yield otherwise produced by the Class A-1 Certificate Pass-Through Rate and the purchase price of such Certificates because principal and interest distributions will not be payable to such holders until at least the twentieth day of the month following the month of accrual (without any additional distributions of interest or earnings thereon in respect of such delay).

                             ADDITIONAL INFORMATION

         The description in this Prospectus Supplement of the mortgage pool, the Fixed Rate Group, the Variable Rate Group and the Mortgaged Properties is based upon the pool of Initial Mortgage Loans as constituted at the close of business on the Cut-Off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Class A Certificates, Initial Mortgage Loans may be removed from the mortgage pool as a result of incomplete documentation or non-compliance with representations and warranties set forth in the Pooling and Servicing Agreement, if the Seller deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the Class A Certificates.

         A current report on Form 8-K will be available to purchasers of the Class A Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Commission within fifteen days after the initial issuance of the Class A Certificates and incorporated by reference to the Registration Statement. In the event Initial Mortgage Loans are removed from or added to the mortgage pool as set forth in the preceding paragraph, such removal or addition will be noted in the current report on Form 8-K. Also, the Seller has filed certain additional yield tables and other computational materials with respect to the Class A-1 Certificates and the Class A-2 Certificates with the Commission in a report on Form 8-K. Such tables and materials were prepared at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Modeling Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                     DESCRIPTION OF THE CLASS A CERTIFICATES

General

         The Certificates will consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class R Certificates. The Certificates will be issued by First Alliance Mortgage Loan Trust ____-_ (the "Trust") a trust to be organized under the laws of the State of New York. Only the Class A Certificates are offered hereby. The Class A Certificates together with the Class R Certificates retained by the Seller (the "Class R Certificates") are herein referred to as the "Certificates." The "Certificate Principal Balance" of any Class of Class A Certificates is the original Certificate Principal Balance of such Class as of the Closing Date as reduced by all amounts actually distributed as principal to the Owners of such Class of Class A Certificates on all prior Payment Dates.

         Persons in whose name a Certificate is registered in the Register maintained by the Trustee are the "Owners" of the Certificates. For so long as the Class A Certificates are in book-entry form with DTC, the only "Owner" of the Class A Certificates as the term "Owner" is used in the Pooling and Servicing Agreement will be Cede. No beneficial owners will be entitled to receive a definitive certificate representing such person's interest in the Trust, except in the event that physical Certificates are issued under limited circumstances set forth in the Pooling and Servicing Agreement. All references herein to the Owners of Class A Certificates shall mean and include the rights of Owners as such rights may be exercised through DTC and its participating organizations, except as otherwise specified in the Pooling and Servicing Agreement.

         As described in "The Portfolio of Mortgage Loans" herein, the Mortgage Loan pool is divided into the Fixed Rate Group, which contains first and junior lien Mortgage Loans having fixed rates of interest and the Variable Rate Group, which contains first lien Mortgage Loans having variable rates of interest. For each Mortgage Loan Group, the related Class of Class A Certificates will evidence the right to receive on each Payment Date the Class A Distribution Amount for such Class of Class A Certificates, in each case until the related Certificate Principal Balance has been reduced to zero. The Owners of the Class R Certificates will be entitled to receive distributions of residual Net Monthly Excess Spread.

Collections and Remittances

         The Pooling and Servicing Agreement will require that the Trustee create and maintain an account, to be established as a trust account held by the trust department of the Trustee (the "Certificate Account"). All funds in the Certificate Account shall be invested and reinvested by the Trustee for the benefit of the Trustee as determined by the Trustee in its sole discretion, but only in Eligible Investments.

         Five business days prior to the related Payment Date (or, if such day is not a business day, the immediately preceding business day) (the "Remittance Date") the Servicer is required to withdraw from the Principal and Interest Account and remit to the Trustee, for deposit in the Certificate Account, the Monthly Remittance Amount for the related Mortgage Loan Group. The Monthly Remittance Amount for a Mortgage Loan Group is equal to (a) the sum of (i) the balance on deposit in the Principal and Interest Account as of the close of business on the related Determination Date, (ii) all Delinquency Advances and Compensating Interest (collectively, the "Advances") and (iii) certain amounts required to be deposited by the Servicer in the Certificate Account, including Loan Purchase Prices and Substitution Amount, reduced by (b) the sum of (i) scheduled payments on the Mortgage Loans collected but due after the related Due Date, (ii) reinvestment income on amounts in the Principal and Interest Account,
(iii) the Servicing Fee for such Payment Date and all amounts reimbursable to the Servicer and (iv) any unscheduled payments, including Mortgagor prepayments on the Mortgage Loans, Insurance Proceeds and Net Liquidation Proceeds occurring in the month of such Payment Date. With respect to any Payment Date, (i) the Due Date is the first day of the month in which such Payment Date occurs, and (ii) the Determination Date is the 12th day of the month in which such Payment Date occurs or, if such day is not a business day, the immediately preceding business day. See "The Pooling and Servicing Agreement Servicing and Other Compensation and Payment of Expenses; Originator's Retained Yield" in the Prospectus.

         The Compensating Interest for any Payment Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related net Mortgage Rates) resulting from Prepayments on the Mortgage Loans received in the corresponding Remittance Period. "Remittance Period" means, the period beginning on the first day of the calendar month immediately preceding the month in which the related Remittance Date occurs and ending on the last day of such month. Such shortfalls will result because the Mortgagor is required to pay interest on Prepayments only to the date of prepayment. The Servicer will be obligated to apply amounts otherwise payable to it as servicing compensation in any month to cover any shortfalls in collections of one full month's interest at the applicable net Mortgage Rate resulting from Prepayments. The Servicer is not obligated to cover any shortfalls in collections of interest for partial prepayments. Such partial prepayments are applied to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month following prepayment.

Distributions

         Distributions on the Certificates will be made on the 20th day of each calendar month, or if such 20th day is not a Business Day, on the next Business Day, beginning on ______ __, ____ (each, a "Payment Date"). Distributions on the Certificates will be made on each Payment Date to Owners of record of the Certificates as of the immediately preceding Record Date in an amount equal to the product of such Owner's Percentage Interest and the amount distributed in respect of the Class of Certificates which includes such Owner's Certificates on such Payment Date.

         The "Record Date" is the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs, whether or not such day is a Business Day. The "Percentage Interest" represented by any Certificate will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Certificate by the original Certificate Principal Balance of all Certificates of the same Class.

Distributions of Interest

         On each Payment Date, each Class of Class A Certificates will be entitled to payments in respect of Class A Current Interest.

         The Pass-Through Rate for each Class of the Class A Certificates is as follows:

         Class A-1 Certificates     On each Payment Date that occurs on or prior
                                    to the Clean-Up Call Date, ____% per annum and for any Payment Date thereafter, ____% per annum.

         Class A-2 Certificates     On each Payment Date, the Class A-2
                                    Pass-Through Rate will be equal to the
                                    lesser of (i) the Class A-2 Formula
                                    Pass-Through Rate and (ii) the Available
                                    Funds Cap.

                                    The "Class A-2 Formula Pass-Through Rate" is the lesser of (i) (A) LIBOR plus ____% per annum for any Payment Date that occurs on or prior to the Clean-Up Call Date or (B) LIBOR plus ____% per annum for any Payment Date that occurs after the Clean-Up Call Date, and (ii) __% per annum.

                                    The "Available Funds Cap" means the weighted average of the Mortgage Rates on Mortgage Loans in the Variable Rate Group, less the sum of (a) the Servicing Fee Rate, (b) the premiums due to the Certificate Insurer with respect to the Certificate Insurance Policy relating to the Class A-2 Certificates (expressed as a per annum rate), (c) the fee due to the Oversight Agent (expressed as a per annum rate) relating to the Class A- 2 Certificates and (d) beginning on the [thirteenth] Payment Date following the Closing Date, ____%.

         The Pooling and Servicing Agreement provides that if, on any Payment Date, the Available Funds Cap is less than the Class A-2 Formula Pass-Through Rate, the difference between the amount calculated at the Class A-2 Formula Pass-Through Rate over the amount calculated at the Available Funds Cap will be carried forward and be due and payable on future Payment Dates (to the extent that there are funds available for such purpose) and shall accrue interest at the applicable Class A-2 Formula Pass-Through Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap CarryForward Amount"). The Certificate Insurance Policy for the Class A-2 Certificates does not cover the Available Funds Cap Carry-Forward Amount; the payment of such amount may be funded only from (i) any excess interest in the Variable Rate Group resulting from the Available Funds Cap being in excess of the Class A-2 Formula Pass-Through Rate on future Payment Dates after payment of any Subordination Increase Amount for either Mortgage Loan Group, (ii) any Net Monthly Excess Spread which would otherwise be paid to the Servicer or the Trustee on account of certain reimbursable amounts, or to the Owners of the Class R Certificates and (iii) any funds paid to effect the early retirement of the Class A-2 Certificates on any Remittance Date after the Clean-Up Call Date.

         "Class A Current Interest" means, with respect to a Class of Class A Certificates and a Payment Date, the sum of (i) the aggregate amount of interest accrued during the related Accrual Period at the Pass-Through Rate for such Class of Class A Certificates on the outstanding Certificate Principal Balance of such Class of Class A Certificates and (ii) any Interest Carry Forward Amount for such Class of Class A Certificates.

         The "Clean-Up Call Date" is the first Payment Date on which the outstanding aggregate principal balance of the Mortgage Loans is less than $_________.

         "Accrual Period" means with respect to (x) the Class A-1 Certificates, the calendar month immediately preceding the calendar month in which such Payment Date occurs and (y) the Class A-2 Certificates, the period from the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date. Calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months. Calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

         The "Interest Carry Forward Amount" for each Class of Class A Certificates and any Payment Date is the sum of (x) the amount, if any, by which
(i) the Class A Current Interest for such Class of Class A Certificates as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments of interest for such Class of Class A Certificates made on such immediately preceding Payment Date and (y) interest on such amount, calculated at the Pass-Through Rate for such Class of Class A Certificates for the number of days in the related Accrual Period.

Distributions of Principal

         The Owners of each Class of Class A Certificates are entitled to receive certain monthly distributions of principal on each Payment Date which generally reflect collections of scheduled principal due on the Due Date occurring during the related Due Period and unscheduled payments of principal collected during the related Remittance Period.

         The credit enhancement provisions of the Trust result in a limited acceleration of the principal payments to the Owners of each Class of Class A Certificates; such credit enhancement provisions are more fully described under "Description of the Class A Certificates -- Overcollateralization Provisions" and "-- Crosscollateralization Provisions" herein. Such credit enhancement provisions also have the effect of accelerating and shortening the weighted average lives of the Class A Certificates by increasing the rate at which principal is distributed to the Owners. See "Prepayment and Yield Considerations" herein.

         On each Payment Date, distributions in reduction of the Certificate Principal Balance of the Class A Certificates will be made in the amounts described herein. The "Class A Principal Distribution Amount" for each Mortgage Loan Group with respect to each Payment Date shall be the lesser of:

         (a) the related Total Available Funds for the related Mortgage Loan Group plus any related Insured Payment minus the related Class A Current Interest and Fees and Expenses; and

         (b)(i)   the sum, without any duplication of:

                  (a) the Principal Carry-Forward Amount with respect to the related Mortgage Loan Group;

                  (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in the related Mortgage Loan Group due during the related Due Period, to the extent actually received by the Servicer on or prior to the related Remittance Date or to the extent actually advanced by the Servicer on or prior to the related Remittance Date and the principal portion of all full and partial principal prepayments made by the respective Mortgagors during the related Remittance Period;

                  (c) the scheduled principal balance of each Mortgage Loan in the related Mortgage Loan Group that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date;

                  (d) any Substitution Amounts delivered by the Seller or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan in the related Mortgage Loan Group (to the extent such Substitution Amounts relate to principal);

                  (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans in the related Mortgage Loan Group during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal);

                  (f) the amount of any Subordination Deficit with respect to such Mortgage Loan Group for such Payment Date;

                  (g) the proceeds received by the Trustee of any termination of the related Mortgage Loan Group (to the extent such proceeds relate to principal);

                  (h) any moneys released from the Pre-Funding Account as a prepayment of the related Class of Class A Certificates on the Payment Date which immediately follows the end of the Funding Period; and

                  (i) the amount of any Subordination Increase Amount with respect to such Mortgage Loan Group for such Payment Date consisting of the amount of any Net Monthly Excess Spread to be actually applied for the accelerated payment of principal on the related Class A Certificates;

         minus

         (ii) the amount of any Subordination Reduction Amount with respect to such Mortgage Loan Group for such Payment Date consisting of the amount of any Net Monthly Excess Spread to be actually paid to the Owners of the Class R Certificates.

         In no event will the Class A Principal Distribution Amount for any Mortgage Loan Group and Payment Date (x) be less than zero or (y) be greater than the then-outstanding Certificate Principal Balance of the related Class of Class A Certificates.

         The sum of the Class A Current Interest and the Class A Principal Distribution Amount with respect to any Class of Class A Certificates and Payment Date is the "Class A Distribution Amount" for such Class of Class A Certificates and Payment Date.

         The "Principal Carry-Forward Amount" with respect to a Class of Class A Certificates for any Payment Date is the amount, if any, by which (i) the amount described in clause (b) of the definition of Class A Principal Distribution Amount for such Class as of the immediately preceding Payment Date exceeded (ii) the amount of the actual distribution of principal made to the Owners of the related Class of Class A Certificates on such immediately preceding Payment Date.

         A "Due Period" with respect to any Payment Date is the period commencing on the second day of the month preceding the month of such Payment Date and ending on the first day of the month of such Payment Date.

         The "Fees and Expenses" for a Mortgage Loan Group and Payment Date are the premium amount payable to the Certificate Insurer and the portion of the Oversight Agent Fee allocable to such Mortgage Loan Group.

         A "Liquidated Mortgage Loan" is, in general, a defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on such Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

         Owners may not recover a loss on a Liquidated Mortgage Loan (i.e., a Realized Loss) on the Payment Date which immediately follows the event of loss. However, the Owners of the Class A Certificates are entitled to receive ultimate recovery of any Realized Losses which occur in the related Mortgage Loan Group, which receipt will be no later than the Payment Date occurring after such Realized Loss creates a Subordination Deficit and will be in the form of an Insured Payment if not covered through Net Monthly Excess Spread in the related Group or the other Group.

         Insured Payments do not cover Realized Losses until such time as the aggregate cumulative Realized Losses have created a Subordination Deficit nor do Insured Payments cover the Servicer's failure to make Delinquency Advances until such time as the aggregate cumulative amount of such unpaid Delinquency Advances, when added to Realized Losses, have created a Subordination Deficit or when such unpaid Delinquency Advances are necessary to pay the required amount of Class A Current Interest.

Overcollateralization Provisions

         Overcollateralization Resulting from Cash Flow Structure. The Pooling and Servicing Agreement requires that, on each Payment Date, Net Monthly Excess Spread with respect to a Mortgage Loan Group be applied on such Payment Date as an accelerated payment of principal on the related Class of Class A Certificates, but only to the limited extent hereafter described.

         The "Net Monthly Excess Spread" equals (i) the excess (such excess being the "Total Monthly Excess Spread" with respect to the related Mortgage Loan Group), if any, of (x) the interest which is collected on the Mortgage Loans in such Mortgage Loan Group with respect to the Due Date occurring in the month in which such Payment Date occurs (net of the Servicing Fee and of certain miscellaneous administrative amounts) plus the interest portion of any Delinquency Advances and Compensating Interest plus any amounts transferred from the Capitalized Interest Account over (y) the sum of (I) the related Class A Current Interest and (II) the related Fees and Expenses, over (ii) any portion of the Total Monthly Excess Spread that is used to cover any shortfalls in Available Funds in the related Mortgage Loan Group on such Payment Date, or in the other Mortgage Loan Group, or used to reimburse the Certificate Insurer.

         The application of Net Monthly Excess Spread to principal has the effect of accelerating the amortization of the related Class of Class A Certificates relative to the amortization of the Mortgage Loans in the related Mortgage Loan Group. To the extent that any Net Monthly Excess Spread is not so used, the Pooling and Servicing Agreement provides that it will be used to reimburse the Servicer or Trustee with respect to any amounts owing to each, and then will be paid to the Owners of the Class R Certificates (subject to certain prior applications as described below under "Crosscollateralization Provisions").

         Pursuant to the Pooling and Servicing Agreement, each Mortgage Loan Group's Net Monthly Excess Spread is required to be applied as a payment of principal on the related Class of Class A Certificates until the related Subordinated Amount has increased to the level required with respect to the related Mortgage Loan Group. "Subordinated Amount" means, with respect to a Mortgage Loan Group and Payment Date, the positive difference, if any, between
(x) the sum of (i) the aggregate scheduled principal balances of the Mortgage Loans in such Mortgage Loan Group as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date which immediately follows the last day of such Remittance Period and (ii) any amount on deposit in the Pre-Funding Account less any earnings on the Pre-Funding Account related to such Mortgage Loan Group at such time and (y) the Class A Principal Balance of the related Class of Class A Certificates as of such Payment Date (and assuming all distributions are made on such Payment Date). With respect to either Mortgage Loan Group, any amount of Net Monthly Excess Spread actually applied as a payment of principal is a "Subordination Increase Amount". The required level of the Subordinated Amount with respect to a Mortgage Loan Group and Payment Date is the "Specified Subordinated Amount" with respect to such Mortgage Loan Group and Payment Date. The Pooling and Servicing Agreement generally provides that the related Specified Subordinated Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers.

         In the event that the required level of the Specified Subordinated Amount with respect to a Mortgage Loan Group is permitted to decrease or "step down" on a Payment Date in the future, the Pooling and Servicing Agreement provides that a portion of the principal which would otherwise be distributed to the Owners of the related Class of Class A Certificates on such Payment Date shall be distributed to the Owners of the Class R Certificates on such Payment Date (subject to certain prior applications as described below under "Crosscollateralization Provisions"). This has the effect of decelerating the amortization of the related Class of Class A Certificates relative to the amortization of the Mortgage Loans in the related Mortgage Loan Group, and of reducing the related Subordinated Amount.

         "Excess Subordinated Amount" means, with respect to a Mortgage Loan Group and a Payment Date, the positive difference, if any, between (x) the Subordinated Amount that would apply to the related Mortgage Loan Group on such Payment Date after taking into account all distributions to be made on such Payment Date (before giving effect to any Subordination Reduction Amounts as described in this paragraph) and (y) the related Specified Subordinated Amount for such Payment Date. If, on any Payment Date, the Excess Subordinated Amount is, or, after taking into account all other distributions to be made on such Payment Date would be, greater than zero (i.e., the Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the Owners of the related Class of Class A Certificates on such Payment Date shall instead be distributed to the Owners of the Class R Certificates (subject to certain prior applications as described below under "Crosscollateralization Provisions") to the extent of the lesser of (x) the Excess Subordinated Amount and (y) the amount available for distribution on account of principal with respect to the related Class of Class A Certificates on such Payment Date; such amount being the "Subordination Reduction Amount" with respect to a Mortgage Loan Group for such Payment Date.

         The Pooling and Servicing Agreement provides that, on any Payment Date all amounts (subject to the discussion in the preceding paragraph) collected on account of unscheduled principal with respect to a Mortgage Loan Group during the prior Remittance Period together with principal due on the Due Date that immediately follows the last day of such Remittance Period, to the extent received or advanced (other than any such amount applied to the payment of a Subordination Reduction Amount), will be distributed to the Owners of the related Class of Class A Certificates on such Payment Date. If any Mortgage Loan became a Liquidated Mortgage Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the scheduled principal balance of the related Mortgage Loan; the amount of any such insufficiency is a "Realized Loss." In addition, the Pooling and Servicing Agreement provides that the principal balance of any Mortgage Loan which becomes a Liquidated Mortgage Loan shall thenceforth equal zero. The Pooling and Servicing Agreement does not contain any rule which requires that the amount of any Realized Loss be allocated to the Owners of the related Class of Class A Certificates on the Payment Date which immediately follows the event of loss; i.e., the Pooling and Servicing Agreement does not require the current payment to Owners in respect of losses. However, the occurrence of a Realized Loss will reduce the Subordinated Amount with respect to the related Mortgage Loan Group, which, to the extent that such reduction causes the related Subordinated Amount to be less than the related Specified Subordinated Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on subsequent Payment Dates, until the Subordinated Amount equals the related Specified Subordinated Amount). The effect of the foregoing is to allocate losses to the Owners of the Class R Certificates by reducing, or eliminating entirely, payments of Net Monthly Excess Spread and of Subordination Reduction Amounts which such Owners would otherwise receive.

         Overcollateralization and the Certificate Insurance Policies. A "Subordination Deficit" with respect to a Mortgage Loan Group and a Payment Date is the amount, if any, by which (x) the Certificate Principal Balance of the related Class of Class A Certificates, after taking into account the payment of the related Class A Principal Distribution Amount (other than any portion thereof representing payments under the related Certificate Insurance Policy) on such Payment Date, exceeds (y) the sum of (i) the aggregate principal balances of the Mortgage Loans in the related Mortgage Loan Group as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date in the calendar month in which such Payment Date occurs and (ii) the amount, if any, relating to such Mortgage Loan Group on deposit in the Pre-Funding Account less any earnings on the Pre-Funding Account relating to such Mortgage Loan Group on the last day of the related Remittance Period. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment under the related Certificate Insurance Policy not later than two business days prior to any Payment Date as to which the Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the related Class of Class A Certificates on such Payment Date. The Certificate Insurance Policies are thus similar to the subordination provisions described above insofar as the Certificate Insurance Policies guarantee ultimate, rather than current, payment of the amounts of any Realized Losses to the Owners of the related Class of Class A Certificates. Investors in the Class A Certificates should realize that, under extreme loss or delinquency scenarios applicable to the related Mortgage Loan Pool, they may temporarily receive no distributions of principal.

Crosscollateralization Provisions

         To the extent that any Mortgage Loan Group's Net Monthly Excess Spread is not required to be applied to the payment of a Subordination Increase Amount on the related Class of Class A Certificates because the Subordinated Amount related to such Class is equal to or greater than the then Specified Subordinated Amount related to such Class, such Net Monthly Excess Spread (together with the amount of any Subordination Reduction Amount) is permitted to be applied to the payment of Subordination Increase Amounts on the other Class of Class A Certificates to the extent necessary to increase the related Subordinated Amount to the level of its Specified Subordinated Amount.

         On each Payment Date, an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to each Mortgage Loan Group and Payment Date plus (y) any Subordination Reduction Amount with respect to each such Mortgage Loan Group and Payment Date (such amount being the "Total Monthly Excess Cashflow" with respect to such Mortgage Loan Group and Payment Date) will be required to be applied in the following order of priority:

                         (i) such amount shall be used to fund any shortfall on such Payment Date with respect to the related Mortgage Loan Group and equal to the difference, if any, between (x) the sum of (A) the related Class A Current Interest and (B) the related Class A Principal Distribution Amount (calculated only with respect to clause (b) of the definition thereof and without any Subordination Increase Amount) with respect to such Mortgage Loan Group for such Payment Date and (y) the Available Funds with respect to such Mortgage Loan Group for such Payment Date (the amount of such difference being equal to an "Available Funds Shortfall" with respect to the related Mortgage Loan Group);

                        (ii) any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the application described in clause (i) above shall be used to fund any Available Funds Shortfall with respect to the other Mortgage Loan Group;

                       (iii) any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the applications described in clauses (i) and (ii) above shall be paid to the Certificate Insurer in respect of amounts owed on account of any Insured Payments theretofore made and interest thereon with respect to the related Mortgage Loan Group (any such amount so owed to the Certificate Insurer and not theretofore paid, together with accrued interest thereon, the "Insurer Reimbursable Amount" with respect to the related Mortgage Loan Group); and

                        (iv) any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the applications described in clauses (i), (ii) and (iii) above shall be paid to the Certificate Insurer in respect of any Insurer Reimbursable Amount with respect to the other Mortgage Loan Group.

         The amount, if any, of the Total Monthly Excess Cashflow with respect to a Mortgage Loan Group on a Payment Date remaining after such applications is the "Net Monthly Excess Cashflow" with respect to such Mortgage Loan Group for such Payment Date; such amount is required to be applied in the following order of priority on such Payment Date:

                         (i) such amount shall be used to fund the payment of any required Subordination Increase Amount with respect to the related Mortgage Loan Group as a portion of the distribution of the Class A Principal Distribution Amount on such Payment Date;

                        (ii) any portion of the Net Monthly Excess Cashflow remaining after the application described in clause (i) above shall be used first, to make any required Subordination Increase Amount with respect to the other Mortgage Loan Group and second, to pay any Available Funds Cap Carry-Forward Amount; and

                       (iii) any remaining Net Monthly Excess Cashflow shall be used to reimburse the Servicer and to reimburse and indemnify the Oversight Agent and the Trustee for certain expenses and other amounts owing to each, and any remaining funds shall then be paid to the Owners of the Class R Certificates.

Credit Enhancement Does Not Apply to Prepayment Risk

         In general, the protection afforded by the overcollateralization provisions, the crosscollateralization provisions and by the Certificate Insurance Policies is protection for credit risk and not for prepayment risk. The subordination provisions may not be adjusted, nor may a claim be made under the Certificate Insurance Policies to guarantee or insure that any particular rate of prepayment is experienced by the Trust.

Class A Distributions and Insured Payments to the Owners of the Class A Certificates

         No later than two Business Days prior to each Payment Date the Trustee will be required to determine the amounts to be on deposit in the Certificate Account on such Payment Date with respect to each of the two Mortgage Loan Groups and equal to the sum of (x) such amounts to be on deposit (excluding any portion thereof that is Total Monthly Excess Cashflow), plus (y) any amounts of Total Monthly Excess Cashflow (as described above under "Crosscollateralization Provisions") to be applied on account of such Mortgage Loan Group on such Payment Date plus, (z) any deposit to the Certificate

Account from the Pre-Funding Account and Capitalized Interest Account expected to be made in accordance with the Pooling and Servicing Agreement. The amounts described in clause (x) of the preceding sentence with respect to each Mortgage Loan Group and Payment Date are the "Fixed Rate Group Available Funds" and the "Variable Rate Group Available Funds", respectively or, generally, "Available Funds"; the sum of the amounts described in clauses (x), (y) and (z) of the preceding sentence with respect to each Mortgage Loan Group and Payment Date are the "Fixed Rate Group Total Available Funds" and the "Variable Rate Group Total Available Funds," respectively, or, generally, "Total Available Funds."

         If the sum of the Class A Distribution Amounts with respect to the Class A-1 Certificates, for any Payment Date exceeds the Fixed Rate Group Total Available Funds for such Payment Date, the Trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy applicable to the Class A-1 Certificates. Similarly, if on any Payment Date the Class A Distribution Amount with respect to the Class A-2 Certificates exceeds the Variable Rate Group Total Available Funds for such Payment Date, the Trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy applicable to the Class A-2 Certificates. The Trustee will be required to deposit to the Certificate Account the amount of any Insured Payment made by the Certificate Insurer. The Pooling and Servicing Agreement provides that amounts which cannot be distributed to the Owners of the Class A Certificates as a result of proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of Total Available Funds with respect to any Payment Date.

         On each Payment Date, and following the making by the Trustee of all allocations, transfers and deposits heretofore described under this caption, from amounts (including any related Insured Payment) then on deposit in the Certificate Account with respect to the related Mortgage Loan Group, the Trustee will be required to distribute (x) to the Owners of the Class A-1 Certificates, the related Class A Distribution Amount for such Payment Date and (y) to the Owners of the Class A-2 Certificates, the related Class A Distribution Amount for such Payment Date, together with any portion of any Available Funds Cap Carry-Forward Amount to be funded on such Payment Date.

Pre-Funding Account

         On the Closing Date, an aggregate cash amount of $__________ (the "Original Pre-Funded Amount") will be deposited in a trust account (the "Pre-Funding Account"), which account shall be in the name of and maintained by the Trustee and shall be part of the Trust. During the Funding Period, the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Original Pre-Funded Amount will be reduced during the period from the Closing Date to ________ __, ____ (the "Funding Period") by the amount thereof used to purchase Subsequent Mortgage Loans for addition to the Fixed Rate Group or the Variable Rate Group in accordance with the Pooling and Servicing Agreement. The amount on deposit in the Pre-Funding Account at any time is the "Pre-Funded Amount". Subsequent Mortgage Loans purchased by and added to the Fixed Rate Group or the Variable Rate Group on any date (each, a "Subsequent Transfer Date") must satisfy the criteria for such Group set forth in the Pooling and Servicing Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to the Owners of the Class A Certificates in accordance with the terms of the Pooling and Servicing Agreement on the Payment Date that immediately follows the end of the Funding Period in reduction of the Certificate Principal Balance of such Owner's Certificates, thus resulting in a principal prepayment of such Class of Certificates.

         Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account prior to each Payment Date during the Funding Period. The Pre-Funding Account will not be an asset of the REMIC.

Capitalized Interest Account

         On the Closing Date, cash in an amount satisfactory to the Certificate Insurer shall be deposited in a trust account (the "Capitalized Interest Account"), which account shall be in the name of and maintained by the Trustee and shall be part of the Trust. The amount on deposit in the Capitalized Interest Account, including reinvestment income thereon and amounts deposited thereto from the Pre-Funding Account, will be used by the Trustee, as provided in the Pooling and Servicing Agreement, to fund any shortfalls in interest accruing on (i) the Class A-1 Certificates through ________ __, ____ and (ii) the Class A-2 Certificates through ________ __, ____, as a result of the Certificate Principal Balance of the Class A Certificates exceeding the aggregate Loan Balance of the Initial Mortgage Loans. On the ________ ____ and _________ ____ Payment Dates, the Trustee will use the funds in the capitalized interest account to pay you such shortfalls in interest.

         Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period and not needed for such purpose will be paid to the Seller and will not thereafter be available for distribution to the Owners of the Certificates.

         Amounts on deposit in the Capitalized Interest Account will be invested in Eligible Investments. The Capitalized Interest Account will not be an asset of the REMIC.

Calculation of LIBOR

         On the second business day preceding each Payment Date, or in the case of the first Payment Date, on the second business day preceding the Closing Date (each such date, an "Interest Determination Date"), the Trustee will determine the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR") for the next Accrual Period for the Class A-2 Certificates on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be two major banks that are engaged in transactions in the London interbank market, selected by the Trustee) as of 11:00 a.m. (London time), on the day that is two business days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-2 Certificates. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, as requested, the rate arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m. (New York City time), on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-2 Certificates. If no such quotations can be obtained, the rate will be LIBOR for the prior Payment Date.

         The establishment of LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-2 Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.

Book Entry Registration of the Class A Certificates

         The Class A Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in such Book-Entry Certificates ("Beneficial Owners") may elect to hold their Book-Entry Certificates directly through The Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedel") or The Euroclear System ("Euroclear") (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants. The Book-Entry Certificates will be issued in one or more certificates per class of Class A Certificates which in the aggregate equal the principal balance of such Class A Certificates and will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. ("Citibank") will act as depositary for Cedel and The Chase Manhattan Bank ("Chase") will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing principal amounts of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until definitive Certificates are issued, it is anticipated that the only "Owner" of such Book-Entry Certificates will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Owners as that term is used in the Pooling and Servicing Agreement. Beneficial Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The Beneficial Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant and on the records of Cedel or Euroclear, as appropriate).

         Beneficial Owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the Trustee through DTC and DTC Participants. While such Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Certificates and is required to receive and transmit distributions of principal of, and interest on, such Certificates. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interests.

         Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Class A Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Beneficial Owners who are not Participants may transfer ownership of Class A Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Class A Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Class A Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Class A Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

         Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlements in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences -- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

         Cedelbank was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including United States financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.

         Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois, "IML," the Luxembourg Monetary Authority, which supervises Luxembourg banks.

         Cedel holds securities for its participant organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is a branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Payment Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, Beneficial Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust provided by the Servicer to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Beneficial Owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Cedel or the Euroclear Operator, as the case may be, will take any action permitted to be taken by an Owner under the Pooling and Servicing Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.

         None of the Seller, the Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Definitive Certificates will be issued to Beneficial Owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Seller advises the Trustee and the Certificate Insurer in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Certificates and the Seller or the Trustee is unable to locate a qualified successor, (b) the Seller, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Owners representing a majority of the outstanding Percentage Interests of the Class A Certificates, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify DTC (and request that DTC notify all Beneficial Owners) and the Certificate Insurer of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Owners under the Pooling and Servicing Agreement.

         Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among Participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Certain Activities

         The Trust has not and will not: (i) issue securities (except for the Certificates); (ii) borrow money; (iii) make loans; (iv) invest in securities for the purpose of exercising control; (v) underwrite securities; (vi) except as provided in the Pooling and Servicing Agreement, engage in the purchase and sale (or turnover) of investments; (vii) offer securities in exchange for property (except Certificates for the Mortgage Loans); or (viii) repurchase or otherwise reacquire its securities. See "Description of the Securities -- Reports To Securityholders" in the Prospectus for information regarding reports to the Owners.

                                   THE SELLER

         The Seller, First Alliance Mortgage Company, was incorporated in the State of California on May 13, 1975 and has been actively involved in the mortgage lending business since its founding. The Seller is a consumer finance company with headquarters in Irvine, California. The Seller originates, purchases, sells and services non-conventional mortgage loans through __ retail branch offices located in the United States. In July 1996, the Seller became a wholly owned subsidiary of FACO pursuant to a reorganization in connection with the initial public offering of the Class A Common Stock of FACO. The Seller and all of its predecessors have been located in Orange County, California. All Mortgage Loans included in the Trust were originated in the United States and are secured by Mortgaged Properties located in the United States.

         The Seller maintains its corporate headquarters at 17305 Von Karman Avenue, Irvine, California 92614-6203. Its telephone number is (949) 224-8500.

         The Seller has performed a review of its computer systems and hardware to identify processes which may be affected by Year 2000 problems. The Seller has implemented a formal five-step plan to address the Year 2000 issue: (1) Awareness, (2) Inventory, (3) Assessment, (4) Renovation and (5) Testing and Implementation. The plan addresses hardware and software purchased or leased from outside vendors, in-house developed software, telecommunication equipment and facilities. All five steps of the plan have been completed, and the Seller has determined that the baseline versions of its in-house developed products are Year 2000 compliant, however, the Seller will continue to conduct further testing and implementation throughout 1999 to protect against unforeseen events. Because the majority of the Seller's computer software and hardware has been purchased or developed recently and was designed to be Year 2000 compliant, the Seller does not expect its costs to be material in addressing the Year 2000 issue.

         The Seller has received written assurances from each of its significant outside vendors that each has properly addressed and converted its systems to be Year 2000 compliant. While the Seller is not presently aware of any significant exposure, the Seller cannot guarantee the Year 2000 readiness of its vendors. A contingency plan for outside vendors has not yet been developed for dealing with the most reasonably likely worst case scenario, and such scenario has not yet been clearly identified.

         THE CERTIFICATE INSURANCE POLICIES AND THE CERTIFICATE INSURER

         The Certificate Insurer, in consideration of the payment of the premium and subject to the terms of the Certificate Insurance Policies, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Trustee, or its successor, as trustee for the Owners, on behalf of the Owners from the Certificate Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Certificate Insurer's obligations under the Certificate Insurance Policies with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Certificate Insurance Policies and no accelerated Insured Payments shall be made regardless of any acceleration of the Class A Certificates, unless such acceleration is at the sole option of the Certificate Insurer.

         Notwithstanding the foregoing paragraph, the Certificate Insurance Policies do not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

          [Description of Certificate Insurance Policy to be provided]

[Description of Certificate Insurer and its financial statements to be provided]

                       THE POOLING AND SERVICING AGREEMENT

         In addition to the provisions of the Pooling and Servicing Agreement summarized elsewhere in this Prospectus Supplement, there is set forth below a summary of certain other provisions of the Pooling and Servicing Agreement.

Formation of the Trust

         On the Closing Date, the Trust will be created and established pursuant to the Pooling and Servicing Agreement dated as of ______ __, ____ among the Seller, the Servicer, the Oversight Agent and the Trustee (the "Pooling and Servicing Agreement"). On such date, the Seller will sell, without recourse, the Initial Mortgage Loans to the Trust and the Trust will issue the Class A Certificates to the Owners thereof pursuant to the Pooling and Servicing Agreement.

         The property of the Trust shall include all money, instruments and other property to the extent such money, instruments and other property are subject or intended to be held in trust for the benefit of the Owners and the Certificate Insurer, as their interests may appear, and all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account and by the Servicer in the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), each to be created pursuant to the Pooling and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any insurance policies relating to the Mortgage Loans and any rights of the Seller under any insurance policies,
(v) Net Liquidation Proceeds with respect to any Liquidated Loan, (vi) the Certificate Insurance Policies and (vii) the proceeds of the foregoing (collectively, the "Trust Estate").

         The Class A Certificates will not represent an interest in or an obligation of, nor will the Mortgage Loans be guaranteed by, any Originator, the Seller, the Servicer, the Oversight Agent or the Trustee.

Sale of Mortgage Loans

         On the Closing Date the Seller will sell without recourse to the Trust all right, title and interest of the Seller in each Initial Mortgage Loan listed on the related schedules of the Mortgage Loans delivered to the Trustee, prior to the Closing Date with respect to the Initial Mortgage Loans and prior to each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans (the "Schedules of Mortgage Loans") and all of its right, title and interest in all scheduled payments due on each Initial Mortgage Loan after the Cut-Off Date (or on each Subsequent Mortgage Loan after the related Subsequent Cut-Off Date).

         In connection with the sale of the Initial Mortgage Loans on the Closing Date and the Subsequent Mortgage Loans on each Subsequent Transfer Date, the Seller will be required to deliver to the Trustee, at least five Business Days prior to the Closing Date or Subsequent Transfer Date, as applicable, a file consisting of (i) the original Notes or certified copies thereof, endorsed by the Originator thereof in blank or to the order of the holder, (ii) originals of all intervening assignments, showing a complete chain of title from origination to the applicable Originators, if any, including warehousing assignments, with evidence of recording thereon, (iii) originals of all assumption and modification agreements, if any, (iv) the original assignment of the Mortgage to the Trustee or in blank in recordable form, (v) either: (a) the original Mortgage, with evidence of recording thereon, or a certified copy of the Mortgage as recorded, or (b) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, (vi) evidence of title insurance with respect to the Mortgaged Property in the form of a binder or commitment and (vii) at the Seller's expense, an opinion of counsel with respect to the sale and perfection of all Subsequent Mortgage Loans delivered to the Trustee in form and substance satisfactory to the Trustee and the Certificate Insurer. The Trustee will agree, for the benefit of the Owners and the Certificate Insurer, as their interests may appear, to review each such file on or before the Closing Date or the Subsequent Transfer Date, as applicable, and again within 90 days after the Closing Date or the Subsequent Transfer Date, as applicable, to ascertain that all required documents (or certified copies of documents) have been executed and received.

         Pursuant to the terms of the Pooling and Servicing Agreement, the Seller shall assign to the Trustee for the benefit of the holders of the Certificates and the Certificate Insurer, as their interests may appear, all of the Seller's right, title and interest in each Master Loan Transfer Agreement insofar as it relates to the representations and warranties made therein by the Originators and the Seller in respect of the origination of the Mortgage Loans and the remedies provided for breach of such representations and warranties. Upon discovery by the Trustee of a breach of any representation, warranty or covenant which materially and adversely affects the interests of the Owners in a Mortgage Loan or of the Certificate Insurer, the Trustee will promptly notify the Originator, the Seller and the Certificate Insurer. The Originators and the Seller will have 60 days from its discovery or its receipt of such notice to cure such breach or the Seller is obligated to repurchase the Mortgage Loan.

         The Seller is additionally required to cause to be prepared and submitted for recording, within 75 business days of the Closing Date with respect to the Initial Mortgage Loans, or Subsequent Transfer Date with respect to the Subsequent Mortgage Loans (or, if original recording information is unavailable, within such later period as is permitted by the Pooling and Servicing Agreement) assignments of the Mortgages from the Originators (other than the Seller) to the Seller and then from the Seller to the Trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien of the Trust thereof as against creditors of or purchasers from the Originators; provided, however, that if the Seller furnishes to the Trustee executed recordable assignments of the Mortgages and to the Trustee and the Certificate Insurer an opinion of counsel to the effect that no such recording is necessary to perfect the Trustee's interests in the Mortgages with respect to any of the relevant jurisdictions, then such recording will not be required with respect to such jurisdictions. However, the Certificate Insurer may require recordation at a future date at its reasonable discretion.

Delinquency Advances and Compensating Interest

         The Servicer will be obligated to make advances ("Delinquency Advances") with respect to delinquent payments of interest (at the related Mortgage Rate less the Servicing Fee Rate, as defined below) and scheduled principal due on each Mortgage Loan to the extent that such Delinquency Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan. Delinquency Advances are recoverable from (i) future collections on the Mortgage Loan which gave rise to the Delinquency Advance, (ii) Liquidation Proceeds for such Mortgage Loan and
(iii) from certain excess moneys which would otherwise be paid to the Owners of the Class R Certificates.

         In addition, the Servicer will also be required to deposit in the Principal and Interest Account with respect to any Prepayment received on a Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor, an amount equal to the difference between
(x) 30 days' interest at such Mortgage Loan's Mortgage Rate (less the Servicing
Fee) on the scheduled principal balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to such Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer will not be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer for such Remittance Period or to cover shortfalls in collections of interest due to curtailments.

         Any failure by the Servicer to remit to the Trustee a Delinquency Advance or Compensating Interest to the extent required under the Pooling and Servicing Agreement will constitute an event of default under the Pooling and Servicing Agreement, in which case, upon the removal of the Servicer, the Oversight Agent or the successor Servicer will be obligated to make such advances in accordance with the terms of the Pooling and Servicing Agreement. See "Description of the Securities -- Advances" in the Prospectus.

         The "Servicing Fee" as of any Payment Date is equal to the product of
(x) one-twelfth of the Servicing Fee Rate and (y) the aggregate loan balances of the Mortgage Loans.

         The "Servicing Fee Rate" is equal to ____% per annum, payable monthly at one-twelfth the annual rate of the then-outstanding principal amount of each Mortgage Loan.

Removal and Resignation of the Servicer

         The Pooling and Servicing Agreement provides that the Servicer shall be hired for a term of no longer than two calendar months, and may be re-hired for additional terms of no longer than two calendar months each, but only with the consent of the Certificate Insurer, in its sole and absolute discretion. The Servicer may not resign from its obligations and duties thereunder, or not agree to be re-hired, except in connection with a permitted transfer of servicing, unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it. No such resignation will become effective until the Oversight Agent (or an affiliate thereof) or a successor Servicer has assumed the Servicer's obligations and duties under the Pooling and Servicing Agreement. In addition, during any term, the Certificate Insurer, the Trustee or the Owners with the consent of the Certificate Insurer, will have the right, pursuant to the Pooling and Servicing Agreement, to remove the Servicer upon the occurrence of any of:

               o the continuing failure of the Servicer to deliver to the Trustee any proceeds or required payment for a period of five business days after written notice;

               o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Servicer and certain actions by the Servicer indicating its insolvency or inability to pay its obligations;

               o the continuing failure of the Servicer to perform any one or more of its material obligations under the Pooling and Servicing Agreement for a period specified in the Pooling and Servicing Agreement; or

               o the failure of the Servicer to cure any breach of any of its representations and warranties set forth in the Pooling and Servicing Agreement which materially and adversely affects the interests of the Owners or the Certificate Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof.

         The Pooling and Servicing Agreement additionally provides that the Certificate Insurer may remove the Servicer upon the occurrence of any of the following events:

               o with respect to any Payment Date, if the sum of the Fixed Rate Group and Variable Rate Group Total Available Funds will be less than the sum of the Class A Distribution Amounts with respect to all of the Class A Certificates, in respect of such Payment Date; provided, however, that the Certificate Insurer will have no right to remove the Servicer pursuant to the provision described in this clause
                    (i) if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that such event was due to circumstances beyond the control of the Servicer;

               o the failure by the Servicer to make any required Servicing Advance (as defined in the Pooling and Servicing Agreement);

               o the failure of the Servicer to perform one or more of its obligations under the Pooling and Servicing Agreement and the continuance thereof for a period of thirty (30) days or such longer period as agreed to in writing by the Certificate Insurer;

               o the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest by the Remittance Date;

               o if the delinquency or loss levels applicable to the Mortgage Loans exceed certain "trigger" levels set forth in the Pooling and Servicing Agreement; or

               o certain other events described in the Pooling and Servicing Agreement.

The Oversight Agent

         [_______________________] ("_______"), as the oversight agent (the
"Oversight Agent"), will oversee and monitor the Servicer's performance of the loan servicing functions under the Pooling and Servicing Agreement.

         [Description of Oversight Agent to be provided]

Oversight Agent Duties

         The Oversight Agent will be responsible for performing loan level review and backup servicing functions for the Mortgage Loans pursuant to the Pooling and Servicing Agreement. As compensation for performing its duties as the Oversight Agent, including its oversight functions, the Oversight Agent will be entitled to a monthly fee (the "Oversight Agent Fee") from which the Oversight Agent will pay a fee to the Trustee. The Trust, and in certain cases the Seller and the Servicer, will reimburse and indemnify the Oversight Agent and the Trustee for certain liabilities, costs and expenses incurred by each of them.

         Under the Pooling and Servicing Agreement, the Oversight Agent will perform the following loan review and backup servicing functions:

         (1) The Oversight Agent will periodically review the servicing reports, loan level information and other relevant information as may be reasonably required by the Oversight Agent pursuant to the Pooling and Servicing Agreement;

         (2) If the reports submitted by the Servicer are materially inaccurate or incomplete, then the Oversight Agent will prepare and submit exception reports to the Trustee, the Certificate Insurer and the Rating Agencies and notify the Trustee, the Certificate Insurer and the Rating Agencies of any event of default of which the Oversight Agent has actual knowledge, with respect to the Servicer under the Pooling and Servicing Agreement; and

         (3) If the Servicer is not rehired or is terminated as Servicer under the Pooling and Servicing Agreement, then the Oversight Agent will accept appointment as, or cause another entity (which may be an affiliate of the Oversight Agent) reasonably acceptable to the Certificate Insurer to act as, the successor servicer thereunder.

         Under the Pooling and Servicing Agreement, the Servicer will facilitate the review and backup servicing functions of the Oversight Agent as follows:

         (1) the Servicer will comply with the terms of the various agreements it is entering into in connection with the Mortgage Loans, including but not limited to, the Pooling and Servicing Agreement;

         (2) the Servicer will provide to the Oversight Agent certain information regarding the Mortgage Loans and its servicing activities of such Mortgage Loans; and

         (3) the Servicer will permit the Oversight Agent to inspect the Servicer's books and records.

         In certain circumstances, the Oversight Agent may resign or be removed, in which event another third-party oversight agent will be sought to become the successor oversight agent. The Oversight Agent has the right to resign under the Pooling and Servicing Agreement upon 30 days' notice or any time on or after one year from the Closing Date. No removal or resignation of the Oversight Agent will become effective until the Trustee, or a successor oversight agent, reasonably acceptable to the Certificate Insurer, has assumed the Oversight Agent's responsibilities and obligations under the Pooling and Servicing Agreement.

The Trustee

         [_______________________] will be appointed as Trustee (the "Trustee") of the First Alliance Mortgage Loan Trust ____-_. In accordance with the Pooling and Servicing Agreement, in the event of termination of both the Servicer and the Oversight Agent, the Trustee (for this purpose, the term Trustee includes an affiliate thereof) shall become the successor servicer and is empowered to perform the duties of the Servicer. Pending the appointment of any other person as successor servicer, the Trustee shall have the power and duty:

               (i)   to collect Mortgagor payments;

               (ii)  to foreclose on defaulted Mortgage Loans;

               (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by the Pooling and Servicing Agreement;

               (iv)  to deliver instruments of satisfaction;

               (v) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest; and

               (vi)  to enforce the Mortgage Loans.

         During any period in which the Trustee is successor servicer, the Trustee shall be entitled to all compensation due to the Servicer and the Oversight Agent.


Governing Law

         The Pooling and Servicing Agreement and each Certificate will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

Termination of the Trust

         The Pooling and Servicing Agreement will provide that the Trust will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts required to be paid such Owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust or (ii) any time when a Qualified Liquidation (as defined in the Pooling and Servicing Agreement) of both Mortgage Loan Groups is effected.

Optional Termination

         By the Servicer. At its option, the Servicer (and the Oversight Agent in the event the Servicer does not exercise its option) acting directly or through one or more affiliates may determine to purchase from the Trust all of the Mortgage Loans and other property then held by the Trust, and thereby effect early retirement of the Class A Certificates, on any Remittance Date after the Clean-Up Call Date at a price equal to 100% of the aggregate principal balance of the Mortgage Loans as of the day of purchase minus amounts remitted from the Principal and Interest Account to the Certificate Account representing collections of principal on the Mortgage Loans during the current Remittance Period and the Due Date on the first day after such Remittance Period, plus one month's interest on such amount computed at the weighted average Pass-Through Rates of the Class A Certificates plus any Available Funds Cap-Carry Forward Amount at such time plus the aggregate amount of any unreimbursed Delinquency Advances and Servicing Advances together with Reimbursement Amounts then owed to the Certificate Insurer. Under certain circumstances described in the Pooling and Servicing Agreement the Certificate Insurer may also exercise such purchase rights if the Servicer and the Oversight Agent do not do so.

         Upon Loss of REMIC Status. Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken to the effect that the REMIC does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, (i) the Certificate Insurer or the Owners of a majority in Percentage Interest represented by the Class of Class A Certificates then outstanding with the consent of the Certificate Insurer (which consent may not be unreasonably withheld) may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all Mortgage Loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust, and thereby effect the early retirement of the Certificates. The purchase price for any purchase of the property of the Trust Estate shall be the Termination Price (as defined in the Pooling and Servicing Agreement).

         Upon receipt of such notice or direction from the Certificate Insurer, the Trustee will be required to notify the Owners of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Owners of a majority of the Percentage Interest of the Class R Certificates then outstanding may, within sixty (60) days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. If, during the Purchase Option Period, the Owners of the Class R Certificates have not exercised the option described in the immediately preceding sentence, then upon the expiration of the Purchase Option Period (i) in the event that the Certificate Insurer or the Owners of the Class A Certificates with the consent of the Certificate Insurer have given the Trustee the direction described in clause (a)(i) above, the Trustee will be required to sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the sixtieth (60th) day, or such later day as the Certificate Insurer or the Owners of the Class A Certificates with the consent of the Certificate Insurer permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Trust Estate described in clause (a)(ii) preceding the Certificate Insurer will be required to, within sixty (60) days, purchase all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Servicer will be required to remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit will be deemed to have occurred immediately preceding such purchase.

         Following a Final Determination, the Owners of a majority of the Percentage Interest of the Class R Certificates then outstanding may, at their option and upon delivery to the Certificate Insurer of an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer selected by the Owners of the Class R Certificates which opinion shall be reasonably satisfactory in form and substance to the Certificate Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Servicer will be required to remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Certificate Insurer gives the Owners of a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following section discusses certain of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the Class A Certificates. Such section must be considered only in connection with "Certain Federal Income Tax Consequences" in the Prospectus. The discussions herein and in the Prospectus are based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussions below and in the Prospectus do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Class A Certificates.

REMIC Election

         The Trustee will cause an election to be made to treat the Trust as a real estate mortgage investment conduit (the "REMIC") (other than the Pre-Funding Account and the Capitalized Interest Account) for federal income tax purposes. Arter & Hadden LLP, special tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming (i) the REMIC election is made and (ii) compliance with the Pooling and Servicing Agreement, the Trust (other than the Pre-Funding Account and the Capitalized Interest Account) will be treated as a REMIC, each Class of Class A Certificates will be treated as "regular interests" in the REMIC and the Class R Certificates will be treated as the sole class of "residual interests" in a REMIC.

         The Class A Certificates may, depending on their issue price, be issued with original issue discount ("OID") for federal income tax purposes. Owners of such Certificates issued with OID will be required to include OID in income as it accrues under a constant yield method, in advance of the receipt of cash attributable to such income. The OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6) which applies to prepayable securities such as the Class A Certificates. Until the Treasury issues guidance to the contrary, the Trustee intends to base its OID computation on Code Section 1272(a)(6) and the OID Regulations as described in the Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

         The yield used to calculate accruals of OID with respect to the Class A Certificates with OID will be the original yield to maturity of such Certificates, determined by assuming that the Mortgage Loans will prepay in accordance with Assumption IV of the Prepayment Assumptions. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

         The Class A Certificates will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the Class A Certificates will be treated as (i) assets described in section 7701(a)(19)(C) of the Code, and
(ii) "real estate assets" within the meaning of section 856(c)(4) of the Code, in each case to the extent described in the Prospectus. Interest on the Class A Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the Class A Certificates are treated as real estate assets.
See "Certain Federal Income Tax Consequences" in the Prospectus.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on those employee benefit plans and individual retirement arrangements (and entities whose underlying assets include plan assets by reason of such a plan's or arrangement's investment in such entities) to which it applies (each, a "Plan") and on those persons who are fiduciaries with respect to such Plans. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Class A Certificates should consult with counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations -- Plan Asset Regulations," "-- Prohibited Transaction Class Exemption," "-- Tax Exempt Investors" and "--Consultation with Counsel" in the Prospectus.

         Section 406 of ERISA prohibits Plans from engaging in certain transactions involving the assets of such Plans with Parties in Interest with respect to such Plans, unless a statutory, regulatory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on Plan fiduciaries and Parties in Interest (or "disqualified persons" under the Code) that engage in "prohibited transactions" involving assets of a Plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to Section 4975 of the Code, and disqualified persons with respect to such arrangements and plans, also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Furthermore, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 510 U.S. 86 (1993) an insurance company that invests in the Class A Certificates may be subject to excise taxes and other penalties if such insurance company's general account is deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract).

         The Department of Labor (the "DOL") has issued a regulation (the "Plan Asset Regulation") describing what constitutes the assets of a Plan when the Plan acquires an equity interest in another entity. The Plan Asset Regulation states that, unless an exception described in the regulation is applicable, the underlying assets of an entity are considered, for purposes of ERISA, to be the assets of the investing Plan. Pursuant to the Plan Asset Regulation, if the assets of the Trust were deemed to be plan assets by reason of a Plan's investment in any Class A Certificates, such plan assets would include an undivided interest in each asset of the Trust, and the purchase, sale or holding of any Certificate by a Plan subject to Section 406 of ERISA or Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

         It is expected that the Exemption will apply to the acquisition and holding by Plans of the Class A Certificates and that all conditions for exemptive relief (other than those within the control of the investors) will be satisfied.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, as amended by PTE 97-34, and the potential consequences in their specific circumstances, prior to making an investment in the Class A Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                     RATINGS

         It is a condition of the original issuance of the Class A Certificates that they receive ratings of AAA by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Aaa by Moody's Investors Service, Inc. ("Moody's"). [Other Rating Agencies, if applicable.] The ratings issued by Standard & Poor's and Moody's on the payment of principal and interest on the Class A-2 Certificates do not cover the payment of the Available Funds Cap Carry-Forward Amount. The ratings assigned to the Class A Certificates will be based on the claims-paying ability of the Certificate Insurer.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The security rating assigned to the Class A Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

         Explanations of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York, 10007 and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 25 Broadway, New York, New York 10004. Such ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A Certificates.

                         LEGAL INVESTMENT CONSIDERATIONS

         The Class A Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the Class A Certificates.

         The Seller makes no representations as to the proper characterization of the Class A Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Class A Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Class A Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Class A Certificates constitute a legal investment or are subject to investment, capital or other restrictions.

                                  UNDERWRITING

         Under the terms and subject to the conditions set forth in the Underwriting Agreement for the sale of the Class A Certificates, dated _________ __, _____, the Seller has agreed to cause the Trust to sell to each of the Underwriters named below (the "Underwriters"), and each of the Underwriters has severally agreed to purchase the principal amount of the Class A Certificates set forth opposite its name below:

                             Class A -1 Certificates
                             -----------------------
         Underwriter                                            Principal Amount
         -----------                                            ----------------



                             Class A -2 Certificates
                             -----------------------
         Underwriter                                            Principal Amount
         -----------                                            ----------------



         The Underwriters have advised the Seller that they propose to offer the Class A Certificates for sale from time to time in one or more negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices. The Underwriters may effect such transactions by selling such Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters or purchasers of the Class A Certificates for whom they may act as agent. Any dealers that participate with the Underwriters in the distribution of the Class A Certificates purchased by the Underwriters may be deemed to be underwriters, and any discounts or commissions received by them or the Underwriters and any profit on the resale of Class A Certificates by them or the Underwriters may be deemed to be underwriting discounts or commissions under the Securities Act.

         Proceeds to the Seller, including accrued interest, are expected to be approximately _______% of the aggregate principal balance of the Class A Certificates, before deducting expenses payable by the Seller in connection with the Class A Certificates, estimated to be $_______. In connection with the purchase and sale of the Class A Certificates, the Underwriters may be deemed to have received compensation from the Seller in the form of underwriting discounts.

         The Seller has agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

         Immediately prior to the sale of the Mortgage Loans to the Trust, the Mortgage Loans were subject to financing provided by affiliates of the Underwriters. The Seller will apply a portion of the proceeds it receives from the sale of the Certificates to repay such financing.

         The Seller has been advised by the Underwriters that the Underwriters presently intend to make a market in each Class of Class A Certificates, as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in any Class of Class A Certificates and such market-making may be discontinued at any time at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Class A Certificates.

                                     EXPERTS

                                [To Be Provided]

                              CERTAIN LEGAL MATTERS

         Certain legal matters relating to the validity of the issuance of the Certificates will be passed upon for the Seller and the Servicer by Arter & Hadden LLP, Washington, D.C. Certain legal matters relating to insolvency issues and certain federal income tax matters concerning the Certificates will be passed upon for the Seller by Arter & Hadden LLP. Certain legal matters relating to the validity of the Certificates will be passed upon for the Underwriters by ________________, ________________.

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered First Alliance Mortgage Loan Trust ____-_ Mortgage Pass-Through Certificates, Class A (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedel") or The Euroclear System ("Euroclear") (in Europe). The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors through Cedel and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Cedel and Euroclear and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their Relevant Depositary which in turn will hold such positions in their accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed certificates issues in same-day funds.

         Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC, Seller and Cedel or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the Relevant Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360 day year of twelve 30 day months, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

         Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their account one day later.

         As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although the result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for crediting Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to credit the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360 day year comprised of twelve 30 day months. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

(a) borrowing through Cedel or Euroclear for one day (until the purchase side of the trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

(b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

(c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

         Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for Non-U.S. Persons (Form W-8). Beneficial Owners of Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for Non-U.S. Persons with effectively connected income (Form
4224). A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for Non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by Certificate Owners or their agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds the security (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any state thereof (including the District of Columbia) or (iii) an estate or the income of which is includible in gross income for United States tax purposes, regardless of its source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. The term "Non-U.S. Person" means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities or with the application of recently issued Treasury Regulations relating to tax documentation requirements that are generally effective with respect to payments made after December 31, 1999. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

                                   APPENDIX A
                  INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS

Accrual Period.............................................................S-33
Actuarial Loans............................................................S-26
Advances...................................................................S-31
Appraised Values...........................................................S-17
Available Funds............................................................S-38
Available Funds Cap........................................................S-32
Available Funds Cap Carry-Forward Amount...................................S-33
Available Funds Shortfall..................................................S-37
Beneficial Owners..........................................................S-40
Book-Entry Certificates....................................................S-40
Capitalized Interest Account...............................................S-39
Cede ......................................................................S-40
Cedel .....................................................................S-40
Cedel Participants.........................................................S-42
Certificate Account........................................................S-31
Certificate Principal Balance..............................................S-31
Certificates...............................................................S-31
Chase......................................................................S-40
Class A Current Interest...................................................S-33
Class A Distribution Amount................................................S-34
Class A Principal Distribution Amount......................................S-33
Class A-2 Formula Pass-Through Rate........................................S-32
Class R Certificates.......................................................S-31
Clean-Up Call Date.........................................................S-33
Closing Date ..............................................................S-28
CLTV.......................................................................S-15
Code.......................................................................S-50
Compensating Interest......................................................S-47
Cooperative................................................................S-42
CPR........................................................................S-28
Cut-Off Date...............................................................S-15
Definitive Certificate.....................................................S-41
Delinquency Advances.......................................................S-47
DOL........................................................................S-52
DTC........................................................................S-40
DTC Participants...........................................................S-42
Due Period.................................................................S-35
Euroclear..................................................................S-40
Euroclear Operator.........................................................S-42
Euroclear Participants.....................................................S-42
European Depositaries......................................................S-40
Excess Subordinated Amount.................................................S-36
Fannie Mae.................................................................S-27
Fees and Expenses..........................................................S-35
Final Determination........................................................S-50
Financial Intermediary.....................................................S-41
Fixed Rate Group...........................................................S-13
Fixed Rate Group Available Funds...........................................S-38
Fixed Rate Group Total Available Funds.....................................S-38
Freddie Mac................................................................S-27
Funding Period.............................................................S-39
Group......................................................................S-13
Initial Mortgage Loans.....................................................S-13
Insurer Reimbursable Amount................................................S-38
Interest Carry Forward Amount..............................................S-33
Interest Determination Date................................................S-40
Junior Lien Ratio..........................................................S-17
Last Scheduled.............................................................S-28
LIBOR......................................................................S-40
Liquidated Mortgage Loan...................................................S-35
LTV........................................................................S-15

Modeling Assumptions.......................................................S-28
Moody's....................................................................S-53
Mortgage Loan Group........................................................S-13
Mortgaged Properties.......................................................S-13
Mortgages..................................................................S-13
Mortgagor..................................................................S-26
Net Monthly Excess Cashflow................................................S-38
Net Monthly Excess Spread..................................................S-35
Norwest....................................................................S-48
Notes......................................................................S-15
OID........................................................................S-52
Original Pre-Funded Amount.................................................S-39
Originators................................................................S-13
Oversight Agent............................................................S-48
Oversight Agent Fee........................................................S-48
Owners.....................................................................S-31
Participants...............................................................S-40
Payment Date...............................................................S-32
Percentage Interest........................................................S-32
Plan.......................................................................S-52
Plan Asset Regulation......................................................S-52
Pooling and Servicing Agreement............................................S-45
PPC........................................................................S-28
Pre-Funded Amount..........................................................S-39
Pre-Funding Account........................................................S-39
Prepayment.................................................................S-26
Prepayment Assumption......................................................S-28
Principal Carry-Forward Amount.............................................S-35
Realized Loss..............................................................S-36
Record Date................................................................S-32
Relevant Depositary........................................................S-40
REMIC......................................................................S-51
Remittance Date............................................................S-31
Remittance Period..........................................................S-32
Rules......................................................................S-41
Schedules of Mortgage Loans................................................S-46
Servicing Fee  ............................................................S-47
Servicing Fee Rate.........................................................S-47
Six-Month LIBOR Loans......................................................S-20
Specified Subordinated Amount..............................................S-36
Standard & Poor's..........................................................S-53
Step Loans.................................................................S-20
Subordinated Amount........................................................S-36
Subordination Deficit......................................................S-37
Subordination Increase Amount..............................................S-36
Subordination Reduction Amount.............................................S-36
Subsequent Mortgage Loans..................................................S-15
Subsequent Transfer Date...................................................S-39
Telerate Page 3750.........................................................S-40
Terms and Conditions.......................................................S-43
Total Available Funds......................................................S-38
Total Monthly Excess Cashflow..............................................S-37
Total Monthly Excess Spread................................................S-35
Trust......................................................................S-31
Trustee....................................................................S-49
Underwriters...............................................................S-54
Variable Rate Group........................................................S-13
Variable Rate Group Available Funds........................................S-38
Variable Rate Group Total Available Funds..................................S-38

211016.2D

================================================================================

                                   $----------

                    FIRST ALLIANCE MORTGAGE LOAN TRUST ____-_

                                  Mortgage Loan
                            Asset Backed Certificates
                                  Series ____-_



                         First Alliance Mortgage Company
                             as Seller and Servicer



                   ------------------------------------------
                              PROSPECTUS SUPPLEMENT
                                -------- --, ----
                   ------------------------------------------



                                 [Underwriters]



                                 ---------------



================================================================================

Information contained herein is subject to completion or amendment. A registration statement relating to these Securities has been filed with the Securities and Exchange Commission. These Securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                                           NOTES
Prospectus supplement dated ____ _, ____
(To prospectus dated September 2, 1999)

                                  $-----------
                    FIRST ALLIANCE MORTGAGE LOAN TRUST ____-_
    $_____ Adjustable Rate Mortgage Loan, Asset Backed Notes, Series ____-__A $_____ ___% Fixed Rate Mortgage Loan, Asset Backed Notes, Series ___-__F

                               [GRAPHIC OMITTED]

                               Seller and Servicer
--------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on page S-8 of this prospectus supplement and on page 6 of the prospectus.

The Notes represent non-recourse obligations of the trust only and will not represent interests in or obligations of any other entity.

This prospectus supplement may be used to offer and sell the Notes only if accompanied by the prospectus.
--------------------------------------------------------------------------------

The trust will issue two series of Notes. The Notes identified above are being offered by this prospectus supplement and accompanying prospectus.

      The Notes

         o  The Notes represent non-recourse obligations of the trust.

         o Payments on each series of Notes will be secured principally by the proceeds of the related group of mortgage loans.

         o Interest will accrue on the outstanding principal balance of each series of Notes at the rates specified herein.

         o  Payments will be made monthly, commencing _______ __, ____.

      Credit Enhancement

         o  The note insurance policies, issued by
            [_________________________________], guarantee payment of interest and principal on the Notes at the times and to the extent described herein.

                                            [LOGO]

         o Excess interest received on the mortgage loans will be applied as a payment of principal on the Notes to establish and maintain required levels of overcollateralization. Excess interest generated by one group of mortgage loans may be used to fund shortfalls in available funds in the other mortgage loan group.

         o The trust is also issuing a residual interest that is subordinated to the Notes. Subordination of the residual interest provides credit enhancement for the Notes.

Neither the Securities and Exchange Commission nor any state securities commission has approved the Notes or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The underwriters listed below will offer the Notes from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale. We expect to receive proceeds, including accrued interest, of approximately ______% of the aggregate principal balance of the Notes, before deducting our issuance expenses, estimated to be approximately $_______. The Notes will not be listed on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ. See "Underwriting" in this prospectus supplement.

We expect to deliver the Notes to the underwriters on or about the closing date of ______ __, ____, in book entry form through The Depository Trust Company, Cedelbank and the Euroclear System.

                                 [Underwriters]

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the Notes in any state where the offer is not permitted.

         We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling Notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                TABLE OF CONTENTS

                              Prospectus Supplement

Summary of Terms............................................................S-1
Risk Factors................................................................S-8
The Portfolio of Mortgage Loans............................................S-13
The Trust..................................................................S-14
Use of Proceeds............................................................S-15
The Mortgage Loan Pool.....................................................S-15
Prepayment And Yield Considerations........................................S-25
Additional Information.....................................................S-29
Description of The Notes...................................................S-30
The Seller.................................................................S-42
The Note Insurance Policies And The Note Insurer...........................S-43
The Owner Trustee..........................................................S-43
The Indenture Trustee......................................................S-44
Administration.............................................................S-44
Certain Federal Income Tax Consequences....................................S-50
State Tax Consequences.....................................................S-51
ERISA Considerations.......................................................S-51
Ratings....................................................................S-52
Legal Investment Considerations............................................S-52
Underwriting...............................................................S-52
Experts....................................................................S-53
Certain Legal Matters......................................................S-53
Global Clearance, Settlement And Tax Documentation
      Procedures............................................................I-1
Index to Location of Principal Defined Terms................................A-1

                                   Prospectus

Summary of Terms..............................................................1
Risk Factors..................................................................6
The Trusts...................................................................13
The Mortgage Pools...........................................................18
Mortgage Loan Program........................................................21
Description of the Securities................................................32
Subordination................................................................51
Description of Credit Enhancement............................................52
Hazard Insurance; Claims Thereunder..........................................59
The Seller...................................................................60
The Servicer.................................................................60
The Pooling and Servicing Agreement..........................................60
The Indenture................................................................66
Yield Considerations.........................................................68
Maturity and Prepayment Considerations.......................................71
Certain Legal Aspects of Mortgage Loans and Related
      Matters................................................................73
Certain Federal Income Tax Consequences......................................80
ERISA Considerations.........................................................96
Legal Investment Matters....................................................102
Use of Proceeds.............................................................103
Methods of Distribution.....................................................103
Legal Matters...............................................................104
Financial Information.......................................................105
Rating......................................................................105
Index of Principal Definitions..............................................A-1

                 Important Notice about Information Presented in this Prospectus Supplement and the Accompanying Prospectus

          We provide information to you about the Notes in two separate documents that progressively provide more detail:

                  o the accompanying prospectus, which provides general information, some of which may not apply to the Notes, and

                  o this prospectus supplement, which describes the specific terms of your Notes.

          If the description of any matter varies between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

          This prospectus supplement begins with a summary of terms to give you an initial overview. The summary of terms does not contain all the information that you need to consider in making your investment decision.

          We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these documents where you can find further related information. The following Table of Contents and the Table of Contents included in the accompanying prospectus provide page references for the captions.

          You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are first defined under the caption "Index to Location of Principal Defined Terms" beginning on page A-1 of this prospectus supplement and on page A-1 of the accompanying prospectus.

          All statistical data with respect to the mortgage loans are approximate and are based on the scheduled principal balances of the mortgage loans included in the trust as of the close of business on ______ __, ____, except where otherwise noted.

          This prospectus supplement includes some "forward looking" statements that contain projections of various financial items. You should carefully review "Risk Factors" and "Prepayment and Yield Considerations" in this prospectus supplement. These sections discuss the risks that may cause actual yields and distributions on the Notes to differ significantly from the projections in the forward looking statements.

                                SUMMARY OF TERMS

This summary provides an overview. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the Notes and the characteristics of the mortgage loans, read carefully the entire prospectus supplement and the accompanying prospectus.

Securities Offered

On the closing date, the trust will issue two series of Notes. Each series of Notes will be secured principally by the related group of mortgage loans.

The Notes represent non-recourse obligations of the trust and are not obligations of any other entity.

The mortgage loans in the trust are separated into two groups, each containing mortgage loans secured by residential properties.

o The fixed rate group consists of fixed-rate first and second lien mortgage loans.

o The variable rate group consists of variable-rate first lien mortgage loans.

The Notes are also separated into two series. In general, the trust will distribute collections on the fixed rate mortgage loans to the Series ______-__F Notes and collections on the variable rate mortgage loans to the Series ______-__A Notes.

You will receive payments of interest and principal on your Notes as provided in this prospectus supplement.

The Notes will be issued in book-entry form, in denominations of $25,000 and integral multiples of $1,000 in excess thereof. You will not receive a definitive certificate representing your Notes except in the limited circumstances described in this prospectus supplement and the accompanying prospectus.

See "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I attached to this prospectus supplement, "Description of the Notes -- Book Entry Registration of the Notes" in this prospectus supplement and "Description of the Securities -- Form of the Securities" in the accompanying prospectus for more detail.

The Seller, the Trust and the Trustees

o The seller, First Alliance Mortgage Company, maintains its corporate headquarters at 17305 Von Karman Avenue, Irvine, California 92614-6203. You can reach the seller by telephone at (949) 224-8500.

o The seller is forming First Alliance Mortgage Loan Trust ____-_ to own the mortgage loans and certain other assets. The seller originated or acquired the mortgage loans in accordance with its credit and underwriting guidelines.

o The owner trustee is [____________________] and its corporate trust office is located in _______________________.

o The indenture trustee is [__________________] and its corporate trust office is located in ___________________. You can reach the indenture trustee by telephone at (___) ___- ____.

See "The Seller," "The Trust," "The Owner Trustee" and "The Indenture Trustee" in this prospectus supplement and "Mortgage Loan

Program" in the accompanying prospectus for more detail.

The Servicer and the Oversight Agent

First Alliance Mortgage Company will be the initial servicer for a term lasting until ______ __, ____. Thereafter, First Alliance Mortgage Company may be renewed as servicer for consecutive terms of two months with the approval of the
Note Insurer in its sole discretion. The servicer will retain a monthly fee equal to ____% per annum based on the outstanding principal balance of the mortgage loans. Each month the servicer will advance to the trust out of its own funds an amount equal to all delinquent payments of interest and scheduled principal on the mortgage loans, but only to the extent it determines, in its reasonable business judgment, that such advance will be recoverable from the related mortgage loan. The servicer will also pay to the trust up to 30 days' compensating interest (less the servicing fee rate) on mortgage loans that are paid-in-full each month, but only up to the servicing fee for that month.

See "Description of the Notes -- Collections and Remittances" and
"Administration -- Delinquency Advances and Compensating Interest" in this prospectus supplement and "Description of the Securities -- Advances" in the accompanying prospectus for more detail.

[_______________________], will be the oversight agent. The oversight agent will receive a monthly fee equal to ____% per annum based on the outstanding principal balance of the mortgage loans. The oversight agent will supervise, monitor and oversee the obligations of the servicer.

Property of the Trust

Payments on the Notes will be made only from the assets of the trust. The trust's assets include:

o    the mortgage loans;

o all payments of principal and interest on the mortgage loans other than payments of principal and interest due on the mortgage loans on or before ______ __, ____, as further described in this prospectus supplement;

o    one or more note insurance policies issued by [_______________________];
     and

o    certain other property.

See "Administration -- Formation of the Trust" in this prospectus supplement for more detail.

Payment Dates

You will be entitled to receive payments of principal and interest on your Notes on the 20th day of each calendar month or, if the 20th is not a business day, the next business day, beginning ______ __, ____.

Interest Rates

The annual interest rate on the Series ____-__F Notes is ____% except that the annual interest rate for the Series ____-__F Notes will increase to ____% after the clean-up call date.

The annual interest rate on the Series ____-__A Notes is a variable rate. On each payment date, the interest payable on the Series ____-__A Notes will equal the lesser of the formula rate and the available funds cap described in this prospectus supplement.

o The formula rate is equal to the lesser of (i) (A) LIBOR plus ____% on or before the clean-up call date or (B) LIBOR plus ____% after the clean-up call date and (ii) __%.

o If the formula rate on the Series ____-__A Notes is limited by the available funds cap, the indenture trustee will keep track of the amount of the shortfall in interest. If funds are available on future payment dates, the indenture trustee will distribute all or part of such funds to the owners of the Series ____-__A Notes to make up for such shortfalls.

See "Description of the Notes -- Payments," "-- Payments of Interest," "--Payments and Insured Payments to the Owners of the Notes" and "-- Calculation of LIBOR" in this prospectus supplement for more detail.

Interest Payments

On each payment date, you will be entitled to receive payments of interest on your Notes equal to:

o interest accrued at the interest rate specified for your series of Notes during the related accrual period on the outstanding principal balance of your Notes; and

o any interest that was due on a prior payment date but was not paid (as well as, to the extent permitted by applicable law, interest on such shortfall at the interest rate for your Notes).

Interest on the Series ____-__F Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Series ____-__A Notes will be calculated on the basis of the actual number of days and a year of 360 days.

See "Description of the Notes -- Payments," "--Payments of Interest," and "-- Payments and Insured Payments to the Owners of the Notes" in this prospectus supplement for more detail.

Principal Payments

On each payment date, you may be entitled to receive payments of principal on the Notes. The amount that you will be entitled to receive is the Note principal payment amount. Generally, the Note principal payment amount for each series of Notes consists of:

     o unscheduled payments of principal received during the prior calendar month, scheduled payments of principal received during the related due period and delinquent payments of scheduled principal advanced by the servicer; and

     o   certain amounts of excess interest on the mortgage loans.

The above amounts relating to the fixed rate mortgage loans are used to make payments on the Series ____-__F Notes. The above amounts relating to the variable rate mortgage loans are used to make payments on the Series ____-__A Notes.

See "Description of the Notes -- Payments," "-- Payments of Principal" and "-- Payments and Insured Payments to the Owners of the Notes" in this prospectus supplement for more detail.

Credit Enhancement

The Notes benefit from three forms of credit enhancement -- overcollateralization, crosscollateralization and the note insurance policies.

Overcollateralization. Interest collected on each group of mortgage loans in excess of the amount needed to pay interest on the related series of Notes and certain expenses of the trust will be applied to accelerate the reduction of the principal balance of the related series of Notes. This feature is known as overcollateralization (i.e., the outstanding principal balance of the related mortgage loans exceeds the outstanding principal balance of the related series of Notes). Once overcollateralization reaches a target level, the acceleration mechanism stops.

The target level of overcollateralization for a group of mortgage loans may increase or decrease over time. If the target level increases, amortization of the related series of Notes will accelerate until the actual overcollateralization reaches the new target level. If the target level decreases, amortization of the related series of Notes will decelerate until overcollateralization reaches the new target level.

See "Prepayment and Yield Considerations," "Description of the Notes
-- Overcollateralization Provisions" in this prospectus supplement and "Description of Credit Enhancement" in the accompanying prospectus for more detail.

Crosscollateralization. Excess interest generated by one group of mortgage loans may be used to fund shortfalls in available funds in the other mortgage loan group or accelerate the amortization of the series of Notes related to the other mortgage loan group.

See "Description of the Notes -- Crosscollateralization Provisions" in this prospectus supplement for more detail.

Note Insurance Policies. Payments on your Notes will be insured by [___________________]. In return for an insurance premium, the note insurer will issue one or more financial guaranty insurance policies that unconditionally guarantee certain payments for the benefit of the owners of the Notes.

Before each payment date, the indenture trustee will determine whether funds available to make the required payments of principal and interest on the Notes are sufficient. If a deficiency exists that is covered by a note insurance policy, then the indenture trustee will make a claim under the related note insurance policy.

See "Description of the Notes -- Payments and Insured Payments to the Owners of the Notes" and "The Note Insurance Policies and the Note Insurer" in this prospectus supplement for more detail.

The effect of each note insurance policy is to guarantee the timely payment of interest and the ultimate payment of principal on the Notes. The note insurance policies cannot be canceled for any reason. The note insurance policy for the series ____-__A Notes does not cover the available funds cap carry-forward amount.

Unless it defaults on its obligations under the note insurance policies or becomes bankrupt or insolvent, the note insurer can exercise certain rights of the owners of the Notes, without obtaining their consent. In addition, owners of the Notes must generally obtain the note insurer's written consent before exercising certain rights.

When the note insurer makes an insured payment on a Note, the indenture trustee, as attorney-in-fact for the owners, will receive the insured payment and disburse it to the owners. The note insurer will then become entitled to receive reimbursement amounts to the extent of the insured payment.

See "Description of the Notes -- Payments and Insured Payments to the Owners of the Notes" and "The Note Insurance Policies and the Note Insurer" in this prospectus supplement for more detail.

Other Securities

The trust is also issuing an interest in the assets of the trust that is subordinated to the Notes and represents the residual interest in the trust.

The residual interest is not being offered by this prospectus supplement and the accompanying prospectus.

Last Scheduled Payment Dates

The last scheduled payment date for each series of the Notes is as follows:

o    Series _____-__F -- ______ __, ____

o    Series _____-__A -- ______ __, ____

The actual final payment date for each series of Notes is expected to occur much earlier.

See "Prepayment and Yield Considerations -- Prepayments and Yield Scenarios for Notes" in this prospectus supplement for more detail.

Information About the Initial Mortgage Loans

On ______ __, ____, there were ___ initial mortgage loans designated for inclusion in the trust secured by mortgages on residential properties including investment properties, which may be detached, attached, one-to-four family dwellings, condominium units or units in a planned unit development. The information provided below is as of ______ __, ____.

Initial Mortgage Loans in Fixed Rate Group

Number of Loans
Aggregate Loan Balance
Average Loan Balance
Range of Loan Balances
Range of Mortgage Rates
Weighted Average Mortgage Rate
Weighted Average Combined Original
     Loan-to-Value Ratio
Weighted Average Remaining
     Term to Stated Maturity
Range of Remaining Terms to
     Stated Maturity
Percentage of:
     First Lien Mortgage Loans
     Second Lien Mortgage Loans
Properties
     Single-family dwellings
     Two- to Four- family
     Condominiums

Initial Mortgage Loans in Variable Rate Group

Number of Loans
Aggregate Loan Balance
Average Loan Balance
Range of Loan Balances
Product Type:
       Six Month LIBOR
        Step Loan
Gross Margin Range:
       Six Month LIBOR
         Step Loan
Current Weighted Average Mortgage Rate
       Range of Current Mortgage
            Rates
       Weighted Average Maximum Lifetime
            Mortgage Rate
       Range of Maximum Lifetime
            Mortgage Rates
       Weighted Average Lifetime Minimum
         Mortgage Rate
       Range of Minimum Lifetime
            Mortgage Rates
Weighted Average Original
       Loan-to-Value Ratio
Weighted Average Remaining
       Term to Stated Maturity
Range of Remaining Terms to
       Stated Maturity
Percentage of:
       First Lien Mortgage Loans
Properties
       Single-family dwellings
       Two- to Four- family
       Condominiums
       Planned unit developments

Subsequent Mortgage Loans

On the closing date, we will deposit a cash amount of up to $__________ in a pre-funding account. During the period from the closing date through ________ __, ____, the trust will use funds in this account to purchase additional mortgage loans from the seller.

As new mortgage loans are purchased and added to the pool, the aggregate principal balance of the mortgage loans will increase and the funds in the pre-funding account will decrease by the same amount.

See "Description of the Notes -- Pre-Funding Account," "The Mortgage Loan Pool -- Conveyance of Subsequent Mortgage Loans -- Fixed Rate Group" and "-- Variable Rate Group" in this prospectus supplement for more detail.

Capitalized Interest Account

On the closing date, we will deposit a cash amount in the capitalized interest account to cover shortfalls in interest, if any, accruing on (i) the Series ______-__F Notes through ________ __, ____ and (ii) the Series ______- __A Notes
through ________ __, ____ as a result of the aggregate principal balance of the Notes exceeding the aggregate principal balance of the initial mortgage loans as of the closing date. On the ______ ____ and ______ ____ payment dates, the indenture trustee will use the funds in the capitalized interest account to pay you such shortfalls in interest.

See "Description of the Notes -- Capitalized Interest Account" in this prospectus supplement for more detail.

Mandatory Prepayment of the Notes

We expect to use nearly all the amounts that we will deposit in the pre-funding account to purchase additional mortgage loans. Therefore, you will probably not receive any significant prepayments of principal from the pre-funding account. However, any amounts remaining in the pre-funding account on ________ __, ____ will be paid to you on the payment date in ______ ____ as a principal prepayment on the related series of Notes.

See "Risk Factors -- Risks of Prepayments from Pre-Funding Account" and "Description of the Notes -- Payments" in this prospectus supplement for more detail.

Optional Redemption

The servicer (and the oversight agent, in the event the servicer does not exercise such right) has the right to purchase all the mortgage loans and other property in the trust on any payment date when the aggregate principal balance of the mortgage loans has declined to less than $__________. Any such repurchase will result in a redemption of the Notes.

In the event the servicer or the oversight agent does not exercise its right to purchase all of the mortgage loans and other property in the trust, the Note Insurer will have such right.

See "Administration -- Redemption of the Notes" and "-- Termination of the Trust Estate" in this prospectus supplement for more detail.

Ratings

The Notes will not be issued unless they are rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. A security rating is not a recommendation to buy, sell or hold securities, and may be revised or withdrawn at any time by the assigning rating agency.

See "Ratings" in this prospectus supplement and the accompanying prospectus for more detail.

Tax Aspects

Arter & Hadden LLP, special federal income tax counsel, is of the opinion that under existing law, the Notes will be characterized as debt for federal income tax purposes and not as representing an ownership interest in the assets of the trust or an equity interest in the trust. By your acceptance of a Note, you will be deemed to have agreed to treat the Note as indebtedness. In addition, special federal income tax counsel is of the opinion that the trust will be treated as a partnership in which the holders of the residual interest are partners and not as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool.

You should consult your tax advisors and review "Certain Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus for more detail.

Legal Investment

You should consult with your legal advisor to see if you are permitted to buy the Notes since the legal investment rules vary depending on what kind of entity you are and who regulates you. The Notes will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

See "Legal Investment Considerations" in this prospectus supplement and "Legal Investment Matters" in the accompanying prospectus for more detail.

ERISA

Subject to important considerations discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus, we believe that the Notes will be eligible for purchase by employee benefit plans. You should carefully review with your legal advisor whether the purchase or holding of the Notes could give rise to a prohibited transaction.

See "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus for more detail.

                                  RISK FACTORS

Before deciding whether to purchase the Notes, you should consider the following risk factors (as well as the factors discussed under "Risk Factors" in the prospectus). If any of the following risks are realized, your investment could be materially and adversely affected.

Risk of Limitations
to Adjustments of
the Series _____-
___A Interest Rate

The calculation of the interest rate on the Series _____-___A Notes is based upon the value of an index that is different from the index applicable to the variable rate mortgage loans. Differences may also result from the use of a different rate determination date or a different rate adjustment date. Since the mortgage loan index may respond to different economic and market factors than the Series _____-___A index, there is not necessarily a correlation in movement between them. For example, it is possible that the index on the variable rate mortgage loans may decline while the Series _____-___A index is stable or rising. It is also possible that both the mortgage index and the Series _____-__A index may decline or increase during the same period, but not necessarily at the same rate.

This absence of a correlation between movement in the mortgage loan index and the Series _____-__A index may reduce the interest payable on the Series _____-__A Notes because the Series _____-__A Notes are subject to an available funds cap. If the amount of interest that would accrue on the Series _____-__A Notes at the formula rate is greater than the available funds cap, then a deficiency in interest paid to the owners of the Series _____-__A Notes will occur. Although owners of the Series _____-__A Notes will be entitled to receive that deficiency from excess available funds on future payment dates, there is no assurance that excess funds will be available for this purpose. The ratings of the Series _____- __A Notes do not address the likelihood of the payment of any such deficiency, nor will the note insurer be liable for the payment of any such deficiency.

Sensitivity
to Prepayments

The rate and timing of payments of principal of the mortgage loans (i.e., the prepayment experience), among other factors, will affect the rate of principal payments and the yield to maturity of the Notes. Because the prepayment experience will depend on future events and a variety of factors, the prepayment experience is uncertain and, in all likelihood, will not conform to any projected rates of prepayment. Generally, in a declining interest rate environment, mortgage loans are more likely to experience prepayments than if prevailing interest rates remain constant or rise above the interest rates on the mortgage loans. Conversely, in an increasing interest rate environment, prepayments on mortgage loans are likely to decrease.

The borrowers can prepay the mortgage loans, in whole or in part, at any time. However, approximately _____% and _____%, of the initial mortgage loans (by aggregate principal balance) in the fixed rate group and the variable rate group, respectively, as of ______ __, ____ require the borrower to pay a fee in connection with certain prepayments. The requirement to pay this fee may result in rates of prepayment that are lower than comparable pools of mortgage loans that do not have this requirement. Also, many of the mortgage loans have due-on-sale provisions which, if enforced by the servicer, will result in prepayment of the mortgage loans.

See "Prepayment and Yield Considerations" in this prospectus supplement and "Certain Legal Aspects of the Mortgage Loans and Related Matters --

Enforceability of Certain Provisions" in the accompanying prospectus for more detail.

The mortgage loans in the variable rate group are variable rate mortgage loans. Variable rate mortgage loans, like fixed rate mortgage loans, are more likely to experience principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers with variable rate mortgage loans may be willing to refinance the mortgage loans with a fixed rate loan to "lock in" a lower interest rate. Since the variable rate mortgage loans also have periodic rate caps, and maximum and minimum interest rates, these caps can also affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on variable rate mortgage loans may differ from that on fixed rate mortgage loans because the amount of the monthly payments on variable rate mortgage loans are subject to adjustment on each payment change date.

Approximately _____% of the initial mortgage loans in the variable rate group by aggregate principal balance as of ______ __, ____ are step loans that bear interest at a fixed rate for [2, 3 or 5] years after origination and thereafter have periodic adjustments in the same manner as the remaining initial mortgage loans in the variable rate group. As with all mortgage loans, the rate of prepayments on mortgage loans that are step loans and are in the initial fixed rate period is sensitive to prevailing interest rates. The prepayment behavior of the step loans may differ from that of the other mortgage loans. As a step loan approaches its initial adjustment date, the borrower may become more likely to refinance that loan to avoid an increase in the loan rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the loan rate before adjustment.

The average life of the Notes, and, if purchased at other than par, the yields realized by owners of the Notes will be sensitive to levels of payment (including any principal prepayments) on the mortgage loans. In general, the yield on the Notes if purchased at a premium will be adversely affected by a higher than anticipated level of prepayments and enhanced by a lower than anticipated level. Conversely, the yield on Notes if purchased at a discount will be adversely affected by a lower than anticipated level of prepayments.

See "Prepayment and Yield Considerations" in this prospectus supplement for more detail.

The Following Characteristics
of the Mortgage Loans May
Increase Risk of Loss:

     Non-
     Conforming
     Underwriting
     Standards

The seller originated or purchased all the mortgage loans in accordance with its mortgage loan program for non-conforming credits. A non-conforming credit means a mortgage loan which may be ineligible for purchase by Fannie Mae or Freddie Mac due to credit characteristics that may not meet Fannie Mae or Freddie Mac guidelines.

Mortgage loans originated under the seller's mortgage loan program are likely to experience rates of delinquency, bankruptcy and loss that are higher (perhaps significantly) than mortgage loans originated under Fannie Mae or Freddie Mac guidelines.

As of ______ __, ____, none of the initial mortgage loans were delinquent more than 30 days.

     Geographic
     Concentration

As of ______ __, ____, mortgaged properties located in the state of California secure approximately _____% and _____% of the initial mortgage loans in the fixed rate group and the variable rate group (by aggregate principal balance), respectively. This geographic concentration might magnify the effect on the trust of adverse economic conditions in California and might increase the rate of delinquencies, defaults and losses on the mortgage loans to a greater extent than if the mortgaged properties were more geographically diversified. Additionally, mortgaged properties in California may be particularly susceptible to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

See "Risk Factors -- Geographic Concentration of the Mortgaged Properties" in the accompanying prospectus for more detail.

Other Legal
Considerations

Federal and state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices, among other factors:

o    regulate interest rates and other charges on mortgage loans

o    require certain disclosures to borrowers

o    require licensing of the seller and other originators

o regulate generally the origination, servicing and collection process for the mortgage loans.

Depending on the specific facts and circumstances involved, violations may limit the ability of the trust to collect on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and could result in liability for damages and administrative enforcement. In addition, there may be circumstances in which the trust, as owner of the mortgage loans, would be subject to all of the claims and defenses that a borrower could assert against the original lender. As a result, the trust may be subject to damages and administrative penalties arising out of unlawful lending practices if it is determined that a violation has occurred. The seller has represented that all applicable federal and state laws were complied with in connection with the origination of the mortgage loans. If there is a material and adverse breach of such representation, the seller will be obligated to repurchase any affected mortgage loan or to substitute a new mortgage loan.

See "Certain Legal Aspects of the Mortgage Loans and Related Matters" in the accompanying prospectus for more detail.

Risk Associated
with
the Note Insurer

If the protection created by overcollateralization and crosscollateralization is insufficient and the note insurer is unable to meet its obligations under the note insurance policies, then you will experience a loss of some or all of your investment. In addition, any reduction in a rating of the claims-paying ability of the note insurer may result in a reduction of the rating of the Notes.

Inability to
Repurchase or

If the seller fails to cure a breach of its loan representations and warranties with respect to any loan in a timely manner, then the seller is required to

Replace Defective
Loans

repurchase or replace such defective loan. The seller may not be capable of repurchasing or replacing any defective loans for financial or other reasons. The seller's inability to repurchase or replace defective loans would likely cause the loans to experience higher rates of delinquencies, defaults and losses.

Risk of
Prepayments from
Pre-Funding
Account

Any amounts on deposit in the pre-funding account that have not been used to purchase additional mortgage loans by the end of the pre-funding period are required to be paid to the owners of the related series of Notes on the Payment Date in ______ ____. If this occurs, the owners of the Notes will receive a prepayment of principal in an amount equal to the amount remaining in the pre-funding account. Although we expect that substantially all amounts in the pre-funding account will be used to purchase additional mortgage loans and that there will be no material principal prepayment, we cannot be certain that this will occur.

See "Prepayment and Yield Considerations," "The Mortgage Loan Pool -- Conveyance of Subsequent Mortgage Loans -- Fixed Rate Group" and "-- Variable Rate Group" in this prospectus supplement.

Litigation

From time to time, the seller may become involved in a number of lawsuits or governmental investigations:

               [Description of Litigation Matters to be provided]

An adverse determination in one or more of these matters may adversely affect the seller and the servicer's financial condition and, in turn the seller's ability to repurchase or replace any defective mortgage loans, and the servicer's ability to service the mortgage loans. Revocation of one or more of the seller's business licenses, particularly in the state of California, may also adversely affect the mortgage lending operations of the seller.

Liquidity of the
Seller

The seller requires substantial capital to fund its operations. Currently, the seller funds substantially all of its operations, including its loan production, from borrowings under its lending arrangements with certain third parties (including affiliates of the underwriters). As its existing lending arrangements mature, the seller may not be able to access the financing necessary for its operations. Recently, lenders have been less willing to extend credit on mortgage loans. In addition, lenders who are willing to extend credit on mortgage loans are doing so on terms that are less favorable than have recently been available.

The seller's inability to arrange for new or alternative methods of financing on favorable terms may curtail its loan production activities, which may adversely affect its financial condition and, in turn, the seller's ability to repurchase or replace any defective mortgage loan. In addition, such curtailment of production may adversely affect the servicer's ability to service the mortgage loans.

Risks Associated
with Year 2000
Compliance

The seller has been preparing for issues associated with the programming code in existing computer systems as the year 2000 approaches. The "year 2000 problem" is pervasive and complex; virtually every computer operation will be affected in some way by the rollover of the two-digit year value to 00. The issue is whether the computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.

It is a condition of closing that the servicer and the oversight agent each represent that either they are currently year 2000 ready or are implementing modifications to their respective existing systems to the extent required to cause them to be year 2000 ready prior to January 1, 2000. In the event that computer problems arise out of a failure of such efforts to be completed on time, or in the event that the computer systems of the oversight agent or the servicer are not fully year 2000 ready, the resulting disruptions in the collection or distribution of receipts on the loans could materially and adversely affect your investment. To address the year 2000 issue, the seller has completed implementation of its formal five-step plan, which is outlined herein. Although the seller has determined that the baseline versions of its in-house developed products currently are Year 2000 compliant, the seller will continue to conduct further testing and implementation for year 2000 readiness. See "The Seller" in this prospectus supplement for more detail.

Limited Resale

The underwriters intend to make a market for resales of the Notes but have no obligation to do so. There is no assurance that such a market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your Notes readily or at prices that will enable you to realize your desired yield. The market values of the Notes are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

The secondary markets for mortgage backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Insolvency of Seller
Could Cause
Payment Delays

The seller believes that the transfer of the mortgage loans from the seller to the trust constitutes a sale and, accordingly, that the mortgage loans will not be a part of the assets of the seller in the event of the seller's insolvency and will not be available to creditors of the seller. Nevertheless, in the event of an insolvency, a bankruptcy trustee or a creditor may argue that the transaction between the seller and the trust was a pledge of the mortgage loans in connection with a borrowing rather than a true sale. Such an attempt, even if unsuccessful, could result in delays in payments on the Notes.

The seller will deliver an opinion of its counsel, Arter & Hadden LLP, with respect to the true sale of the mortgage loans from the seller to the trust, in form and substance satisfactory to the rating agencies and the note insurer.

Servicing Transfer
Could Cause Higher
Delinquencies

The mortgage loans are currently being serviced by the servicer. The note insurer has the right, however, to refuse to extend the term of the servicer beyond any two-month period. Servicing transfers can result in an increase in delinquencies on the transferred loans.

                         THE PORTFOLIO OF MORTGAGE LOANS

General

     The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Initial Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") primarily on one-to-four family residential properties (the "Mortgaged Properties") to be conveyed to the Trust on the Closing Date. The Series _____-__F Notes will be secured primarily by a pool of fixed-rate Mortgage Loans (the "Fixed Rate Group") secured by Mortgages which may be either in a first or junior lien position. The Series _____-__A Notes will be secured primarily by a pool of variable-rate Mortgage Loans (the "Variable Rate Group") secured by Mortgages which are in a first lien position.

     The Mortgage Loan pool includes newly-originated and seasoned fixed and variable rate loans which were originated directly by the Seller or one or more unrelated third party entities (the "Originators").

     Substantially all of the Initial Mortgage Loans in the Variable Rate Group adjust based on the London interbank offered rate for six-month United States Dollar deposits in the London Market based on quotations of major banks published in The Wall Street Journal and have a periodic semi-annual rate adjustment cap of ____% per annum and a lifetime cap of ____% per annum above the initial mortgage rate for the Initial Mortgage Loans in the Variable Rate Group. Furthermore, all mortgage loans originated under the retail adjustable rate program are in a first lien position and generally do not allow for balloon payments. Such retail adjustable rate mortgage loans are originated in accordance with the Seller's Guidelines. See "Mortgage Loan Program -- Underwriting Guidelines" in the Prospectus.

Acquisitions and Originations

     The Seller originates and underwrites mortgage loans pursuant to the Seller's Guidelines or acquires mortgage loans from Originators based on Approved Guidelines or Bulk Guidelines as described in the Prospectus. See "Mortgage Loan Program" in the Prospectus.

     Fixed Rate Group. As of ______ __, ____, Initial Mortgage Loans representing an aggregate principal balance of $__________ or ____% of the Initial Mortgage Loans in the Fixed Rate Group by aggregate principal balance were acquired from an Originator other than the Seller. The Seller has reviewed 100% of the acquisitions included in the Trust.

     Variable Rate Group. As of ______ __, ____, Initial Mortgage Loans representing an aggregate principal balance of $____________ or approximately _____% of the Initial Mortgage Loans in the Variable Rate Group by aggregate principal balance were acquired from an Originator other than the Seller. The Seller has reviewed 100% of the acquisitions included in the Trust.

     The Seller is constantly updating its underwriting guidelines, as necessitated by changes in market conditions. Accordingly, the following underwriting guidelines supplement the description of the Seller's underwriting guidelines set forth in the Prospectus under the caption "MORTGAGE LOAN PROGRAM." [Describe any changes to Underwriting Guidelines.]

     As of ______ __, ____, ______% and _____% of the Initial Mortgage Loans in the Fixed Rate Group and the Variable Rate Group, respectively, by aggregate principal balance, were originated under the new underwriting guidelines described above. The remaining Initial Mortgage Loans were originated under the then existing guidelines, which are not materially different from the new underwriting guidelines described in this Prospectus Supplement.

     Furthermore, from time to time, exceptions are made to the underwriting guidelines and it is possible that exceptions may have been made for a substantial number of the Mortgage Loans based on compensating factors. Management permits deviations from the specific criteria to reflect local economic trends and real estate valuations, as well as other mitigating factors specific to each applicant. Such deviations are monitored and regularly reviewed by the Seller's credit committee. The Seller strives to maintain the overall integrity of its credit and underwriting policies and simultaneously provide its lending officers with the flexibility to consider the specific circumstances of the mortgage loan application.

     As of ______ __, ____, Initial Mortgage Loans representing an aggregate principal balance of $_________or _____% of the Initial Mortgage Loans in the Fixed Rate Group by aggregate principal balance were refinanced under the Seller's Streamline Refinance Program described in the Prospectus under the caption "MORTGAGE LOAN PROGRAM."

Delinquencies

     The following tables provide data on loan delinquency and REO for the Servicer's United States servicing portfolio. The Servicer is not an approved seller/servicer by Fannie Mae.

                                                              United States Servicing Portfolio


                                           As of _________,                            As of December 31,
                                        (Dollars in Thousands)                       (Dollars in Thousands)
                                     -----------------------------      -------------------------------------------------

                                                                                 1998             1997             1996
                                                                                 ----             ----             ----
Total Servicing Portfolio...........                                           $802,034         $769,733         $637,903
    30-59 days delinquent...........                                              9,144            7,718            9,359
    60-89 days delinquent...........                                              6,097            7,521            6,704
    90 days or more                                                              18,449           16,935           19,081
                                                                                 ------           ------           ------
delinquent..........................
    Total delinquencies(1)..........                                            $33,690          $32,174          $35,144
                                                                                =======          =======          =======

Total Delinquency                                                                  4.2%             4.2%             5.5%
Percentage..........................
REO Properties(2)...................                                             $2,063           $1,668           $3,951

-----------------------
(1) The period of delinquency is based on the number of days payments are contractually past due and includes all loans in foreclosure.

(2) Includes REO Properties owned by the Seller as well as REO Properties owned by REMIC Trusts and serviced by the Seller; however, excludes private investor REO Properties not serviced by the Seller.

Losses

    The following table provides data on net losses for the Servicer's United States servicing portfolio.

                                        For the Quarter Ended                       For the Years Ended
                                            ____________,                               December 31,
                                       (Dollars in Thousands)                      (Dollars in Thousands)
                                    -----------------------------     ------------------------------------------------

                                                                           1998            1997             1996
                                                                           ----            ----             ----
Average servicing portfolio (1).....                                    $799,979        $695,858         $614,982
Net losses (2)......................                                        $983          $1,705           $2,160
Percentage of average                                                      0.12%           0.25%            0.35%
         servicing portfolio........

-----------------------
(1) Average servicing portfolio equals the quarterly average of the servicing portfolio computed as the average of the balance at the beginning and end of each quarter.

(2) "Net Losses" represent losses realized with respect to disposition of REO properties.

                                    THE TRUST

         First Alliance Mortgage Loan Trust ____-_ (the "Trust") is a Delaware business trust established by the Seller pursuant to the Trust Agreement, dated as of _______ __, ___, (the "Trust Agreement"), between the Seller and [______________], as owner trustee. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Mortgage Loans and the other assets of the Trust Estate and the proceeds therefrom, (ii) issuing the two series of Notes pursuant to the two Indentures each dated as of ______ __, ____, between the Trust and the Indenture Trustee (each, an "Indenture") and one class of securities (the "Residual Interest") which represents the residual interest in the Trust Estate, (iii) making payments on the Notes and the Residual Interest and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or in connection therewith. The net proceeds of the Notes and the Residual Interest will be delivered by the Trust to the Seller as consideration for the Mortgage Loans pursuant to the Sale and Servicing Agreement. The Trust does not have, nor is it expected in the future to have, any significant assets, other than the assets included in the Trust Estate.

         The Trust's principal offices are in ____________________, in care of [______________________] as owner trustee.

                                 USE OF PROCEEDS

         The Seller will sell the Initial Mortgage Loans to the Trust concurrently with the delivery of the Notes. Net proceeds from the sale of the Notes will be applied by the Trust to purchase the Initial Mortgage Loans from the Seller. Such net proceeds, less the Pre-Funded Amount and the amount deposited in the Capitalized Interest Account, will (together with the Residual Interest retained by the Seller or its affiliates) represent the purchase price to be paid by the Trust to the Seller for the Initial Mortgage Loans.

                             THE MORTGAGE LOAN POOL

General

         Unless otherwise noted, all references to statistical percentages in this Prospectus Supplement appearing "as of the Cut-Off Date," together with all dollar amount references herein to aggregate principal balances appearing "as of the Cut-Off Date" have been calculated using the aggregate scheduled principal balances of the Initial Mortgage Loans as of the close of business on ______ __, ____ (the "Cut-Off Date"). It is intended that additional Mortgage Loans (the "Subsequent Mortgage Loans") satisfying the criteria set out in the Sale and Servicing Agreement will be purchased by the Trust from the Seller for inclusion in the Fixed Rate Group and the Variable Rate Group from time to time on or before ________ __, ____ from funds on deposit in the Pre-Funding Account. The Subsequent Mortgage Loans, if available, will be sold by the Seller to the Trust. The Initial Mortgage Loans and the Subsequent Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

         This subsection describes generally certain characteristics of the Initial Mortgage Loans. Unless otherwise specified herein, references herein to percentages of Initial Mortgage Loans refer in each case to the approximate percentage of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-Off Date, based on the outstanding principal balances of the Initial Mortgage Loans in the Fixed Rate Group or the Initial Mortgage Loans in the Variable Rate Group, in each case as of the Cut-Off Date, and giving effect to all payments due on or prior to the Cut-Off Date whether or not received. The Mortgage Loan pool will initially consist of ___ fixed rate loans and adjustable rate loans evidenced by promissory notes (the "Mortgage Notes") secured by deeds of trust, security deeds or mortgages on the Mortgaged Properties, which are located in __ states and the District of Columbia. The Mortgaged Properties securing the Mortgage Loans consist of single-family residences (which may be detached, part of a two-to-four family dwelling, a condominium unit or a unit in a planned unit development). The Mortgaged Properties may be owner-occupied (which includes second and vacation homes) or non-owner occupied investment properties. The Initial Mortgage Loans consist of _____% of loans secured by first lien mortgages on the related Mortgaged Properties and ____% of loans secured by second liens on the related Mortgaged Properties.

         The Initial Mortgage Loans satisfied the following criteria as of the Cut-Off Date: remaining terms to stated maturity of no greater than 360 months; a Mortgage Rate as of the Cut-Off Date of at least ____% with respect to the Fixed Rate Group and at least ____% with respect to the Variable Rate Group; and a CLTV not in excess of _____% with respect to the Fixed Rate Group and a LTV not in excess of _____% with respect to the Variable Rate Group.

         The Combined Loan-to-Value Ratio ("CLTV") of a Mortgage Loan is equal to the ratio (expressed as a percentage) of (x) the sum of the (i) original principal balance of the Mortgage Loan and (ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of the Mortgage Loan) and (y) the appraised value of the Mortgaged Property at the time of origination. The Loan-to-Value Ratio ("LTV") of a Mortgage Loan is equal to the ratio (expressed as a percentage) of the original principal balance of the Mortgage Loan and the appraised value of the Mortgaged Property at the time of origination.

         Each Mortgage Loan in the Trust will be assigned to one of the two Mortgage Loan Groups comprised of Mortgage Loans which bear a fixed interest rate only, in the case of the Fixed Rate Group, and Mortgage Loans which bear an adjustable interest rate only, in the case of the Variable Rate Group; provided, however, that the Step Loans included in the Variable Rate Group bear interest at a fixed rate of interest for [2, 3 or 5] years after origination and thereafter bear an adjustable interest rate. Each of the Mortgage Loans contained in the Fixed Rate Group will be secured by a Mortgage having either a first or junior lien position with respect to the related Mortgaged Property. Each of the Mortgage Loans contained in the Variable Rate Group will be secured by Mortgages which are in a first lien position. _____% of the Initial Mortgage Loans were originated less than seven months prior to the Cut-Off Date.

Fixed Rate Group - Initial Mortgage Loans

         [All] of the Initial Mortgage Loans in the Fixed Rate Group are Actuarial Loans. [All] of the Initial Mortgage Loans in the Fixed Rate Group require monthly payments of principal that will fully amortize such Initial Mortgage Loan by its stated maturity date. No Initial Mortgage Loan in the Fixed Rate Group had a stated maturity date later than ______ __, ____. As of the Cut-Off Date, the aggregate principal balance of all Initial Mortgage Loans in the Fixed Rate Group was _____% of the aggregate principal balance of such Initial Mortgage Loans at the times of their origination.

         The Initial Mortgage Loans in the Fixed Rate Group had the following aggregate characteristics as of the Cut-Off Date:


Aggregate Number of Initial Mortgage Loans.............................
Principal Balance
         Aggregate.....................................................
         Average.......................................................
         Range.........................................................
Mortgage Rates
         Weighted Average..............................................
         Range.........................................................
Original Term to Stated Maturity
         Weighted Average..............................................
         Range.........................................................
Remaining Term to Stated Maturity
         Weighted Average..............................................
         Range.........................................................
CLTV
         Weighted Average..............................................
         Range.........................................................
Weighted Average Junior Lien Ratio.....................................
Percentage of First Lien Mortgage Loans................................
Percentage of Second Lien Mortgage Loans...............................

         Some of the aggregate percentages in the following tables may not total 100% due to rounding.

                             DISTRIBUTION OF CLTV'S
                                Fixed Rate Group

                                                            Number of
                                                             Initial            Aggregate          % of Aggregate
                                                            Mortgage              Unpaid               Unpaid
Range of CLTV's                                               Loans         Principal Balance    Principal Balance
      5.0 - 10.00%.....................................
     10.0 - 15.00......................................
     15.0 - 20.00......................................
     20.0 - 25.00......................................
     25.0 - 30.00......................................
     30.0 - 35.00......................................
     35.0 - 40.00......................................
     40.0 - 45.00......................................
     45.0 - 50.00......................................
     50.0 - 55.00......................................
     55.0 - 60.00......................................
     60.0 - 65.00......................................
     65.0 - 70.00......................................
     70.0 - 75.00......................................
     75.0 - 80.00......................................
     80.0 - 85.00......................................
       Total...........................................

         The CLTV's shown above were calculated based upon the appraised values of the Mortgaged Properties at the time of origination (the "Appraised Values"). No assurance can be given that such Appraised Values have remained or will remain at their levels on the dates of origination of the related Initial Mortgage Loans. If property values decline such that the outstanding balances of the Mortgage Loans, together with the outstanding balances of any senior Mortgage Loans, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those heretofore experienced by the Servicer, as set forth above under "The Portfolio of Mortgage Loans," and by the mortgage lending industry in general.

                       DISTRIBUTION OF JUNIOR LIEN RATIOS
                                Fixed Rate Group
                      (Junior Lien Initial Mortgage Loans)

                                                                                                    % of Aggregate
                                                                                                   Unpaid Principal
                                                           Number of             Aggregate            Balance of
       Range of                                       Junior Lien Initial         Unpaid         Junior Lien Initial
Junior Lien Ratios                                      Mortgage Loans       Principal Balance      Mortgage Loans
20.01 - 25.00%....................................
25.01 - 30.00.....................................
55.01 - 60.00.....................................
70.01 - 75.00.....................................
95.01 - 100.00....................................
         Total....................................

         The "Junior Lien Ratio" of a Mortgage Loan is equal to the ratio (expressed as a percentage) of the original principal balance of such Mortgage Loan to the sum of (i) the original principal balance of such Mortgage Loan and
(ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of the Mortgage Loan).

                         DISTRIBUTION OF MORTGAGE RATES
                                Fixed Rate Group

                                                                               Aggregate            % of Aggregate
    Range of                                          Number of Initial          Unpaid                 Unpaid
Mortgage Rates                                         Mortgage Loans      Principal Balance      Principal Balance
      7.5-1 -  8.000%.................................
      8.0-1 -  8.500..................................
      8.5-1 -  9.000..................................
      9.0-1 -  9.500..................................
      9.5-1 - 10.000..................................
     10.0-1 - 10.500..................................
     10.5-1 - 11.000..................................
     11.0-1 - 11.500..................................
     12.0-1 - 12.500..................................
     12.5-1 - 13.000..................................
     13.0-1 - 13.500..................................
     13.5-1 - 14.000..................................
     14.0-1 - 14.500..................................
       Total..........................................

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                Fixed Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
State                                                Mortgage Loans       Principal Balance      Principal Balance
Arizona.........................................
California......................................
Colorado........................................
District of Columbia............................
Florida.........................................
Illinois........................................
Maryland........................................
Minnesota.......................................
New Jersey......................................
New York........................................
Ohio............................................
Oregon..........................................
Pennsylvania....................................
Utah............................................
Virginia........................................
Washington......................................
       Total....................................

               DISTRIBUTION OF REMAINING TERMS TO STATED MATURITY
                                Fixed Rate Group

                                                                              Aggregate            % of Aggregate
       Range of                                    Number of Initial            Unpaid                 Unpaid
        Months                                      Mortgage Loans        Principal Balance      Principal Balance
 95 - 120 ..............................
121 - 180 ..............................
181 - 240 ..............................
241 - 300 ..............................
301 - 360 ..............................
   Total ...............................

                       DISTRIBUTION OF PRINCIPAL BALANCES
                                Fixed Rate Group

                                                                                     Aggregate             % of Aggregate
        Range of                                         Number of Initial             Unpaid                  Unpaid
    Principal Balances                                     Mortgage Loans        Principal Balance       Principal Balance
  $15,000.01 -  25,000.00.......................
   25,000.01 -  50,000.00.......................
   50,000.01 -  75,000.00.......................
   75,000.01 - 100,000.00.......................
  100,000.01 - 125,000.00.......................
  125,000.01 - 150,000.00.......................
  150,000.01 - 175,000.00.......................
  175,000.01 - 200,000.00.......................
  200,000.01 - 225,000.00.......................
  225,000.01 - 250,000.00.......................
  250,000.01 - 275,000.00.......................
  275,000.01 - 300,000.00.......................
  325,000.01 - 350,000.00.......................
  350,000.01 - 375,000.00.......................
        Total...................................

                         DISTRIBUTION OF PROPERTY TYPES
                                Fixed Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
Property Type                                        Mortgage Loans       Principal Balance      Principal Balance
Single Family...................................
Two-to-Four Family..............................
Condominium.....................................
         Total..................................

                        DISTRIBUTION OF OCCUPANCY STATUS*
                                Fixed Rate Group

                                                                               Aggregate           % of Aggregate
                                                    Number of Initial            Unpaid                Unpaid
Occupancy Status                                     Mortgage Loans        Principal Balance      Principal Balance
Owner Occupied..................................
Investor Property...............................
Second Home.....................................
        Total...................................

--------------------------

* Based on representations of the Mortgagors at origination of the Mortgage
  Loans.

Conveyance of Subsequent Mortgage Loans - Fixed Rate Group

         The Sale and Servicing Agreement permits the Trust to acquire $__________ in aggregate principal balance of Subsequent Mortgage Loans for addition to the Fixed Rate Group. Accordingly, the statistical characteristics of the Mortgage Loan pool and the Fixed Rate Group will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Mortgage Loans. Pursuant to the Sale and Servicing Agreement, however, the Seller has covenanted to deliver Subsequent Mortgage Loans for inclusion in the Fixed Rate Group that will not materially change the statistical characteristics of the Mortgage Loan pool and the Fixed Rate Group. Each Subsequent Mortgage Loan will meet the requirements specified by the Note Insurer for Subsequent Mortgage Loans.

         The obligation of the Trust to purchase Subsequent Mortgage Loans for addition to the Fixed Rate Group on a Subsequent Transfer Date is subject to the satisfaction of the requirements as set forth in the Sale and Servicing Agreement.

Variable Rate Group - Initial Mortgage Loans

         [All] of the Initial Mortgage Loans in the Variable Rate Group are Actuarial Loans and are secured by first mortgages. [All] of the Initial Mortgage Loans in the Variable Rate Group require monthly payments of principal that will fully amortize such Initial Mortgage Loans by their respective stated maturity dates. [No] Initial Mortgage Loan in the Variable Rate Group had a stated maturity date later than ________ __, ____. As of the Cut-Off Date, the aggregate principal balance of the Initial Mortgage Loans in the Variable Rate Group was _____% of the aggregate principal balance of such Initial Mortgage Loans at the times of their origination. As of the Cut-Off Date, substantially all of the Initial Mortgage Loans in the Variable Rate Group had interest rates which were not fully indexed (i.e., the interest rate does not equal the sum of the entire gross margin and the applicable index).

         [All] of the Initial Mortgage Loans in the Variable Rate Group bear interest at rates that adjust, along with the related monthly payments, semiannually based on the London interbank offered rate for six-month United States Dollar deposits in the London market based on quotations of major banks published in The Wall Street Journal (the "Six-Month LIBOR Loans"). [All] of the Six-Month LIBOR Loans have an initial periodic reset cap of ____% per annum and a periodic reset cap of ____% per annum.

         Approximately $________________ or _____% of the Initial Mortgage Loans in the Variable Rate Group by aggregate principal balance as of the Cut-Off Date bear interest at a fixed rate for [2, 3 or 5] years after origination and thereafter have periodic adjustments at frequencies in the same manner as the Six-Month LIBOR Loans (as described above) (the "Step Loans"). [All] of the Step Loans have a first adjustment date that will occur in ________. As of the Cut-Off Date, ____% and _____% of the Initial Mortgage Loans in the Variable Rate Group by aggregate principal balance have initial periodic reset caps of ____% per annum and ____% per annum, respectively. After the first adjustment, the Step Loans have a periodic reset cap of ____% per annum.

         The Initial Mortgage Loans in the Variable Rate Group had the following aggregate characteristics as of the Cut-Off Date:

Aggregate Number of Initial Mortgage Loans............................
Principal Balance
         Aggregate....................................................
         Average......................................................
         Range........................................................
Current Mortgage Rate
         Weighted Average.............................................
         Range........................................................
Original Term to Stated Maturity
         Weighted Average.............................................
         Range........................................................
Remaining Term to Stated Maturity
         Weighted Average.............................................
         Range........................................................
LTV
         Weighted Average ............................................
         Range........................................................
Percentage of First Lien Mortgage Loans
Gross Margin
         Weighted Average ............................................
         Range........................................................
Semi-Annual Rate Adjustment Cap.......................................
Maximum Mortgage Rate
         Weighted Average ............................................
         Range........................................................
Minimum Mortgage Rate
         Weighted Average ............................................
         Range .......................................................

                              DISTRIBUTION OF LTV's
                               Variable Rate Group

                                                                                Aggregate          % of Aggregate
                                                      Number of Initial          Unpaid                Unpaid
Range of LTV's                                         Mortgage Loans       Principal Balance     Principal Balance
15.01 - 20.00......................................
20.01 - 25.00......................................
25.01 - 30.00......................................
30.01 - 35.00......................................
40.01 - 45.00......................................
45.01 - 50.00......................................
50.01 - 55.00......................................
55.01 - 60.00......................................
60.01 - 65.00......................................
65.01 - 70.00......................................
70.01 - 75.00......................................
75.01 - 80.00......................................
80.01 - 85.00......................................
         Total.....................................

         The LTV's shown above were calculated based upon the Appraised Values of the Mortgaged Properties. No assurance can be given that Appraised Values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Initial Mortgage Loans. If property values decline such that the outstanding balances of the Initial Mortgage Loans become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those heretofore experienced by the Servicer, as set forth above under "The Portfolio of Mortgage Loans," and by the mortgage lending industry in general.

               DISTRIBUTION OF REMAINING TERMS TO STATED MATURITY
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
  Range of                                         Number of Initial            Unpaid                 Unpaid
   Months                                            Mortgage Loans       Principal Balance      Principal Balance
120.............................................
121 - 180.......................................
181 - 240.......................................
301 - 360.......................................
      Total.....................................

                       DISTRIBUTION OF PRINCIPAL BALANCES
                               Variable Rate Group

                                                                                 Aggregate            % of Aggregate
      Range of                                       Number of Initial            Unpaid                  Unpaid
Principal Balances                                     Mortgage Loans        Principal Balance      Principal Balance
  $23,000.01 -  25,000.00 ...............
   25,000.01 -  50,000.00 ...............
   50,000.01 -  75,000.00 ...............
   75,000.01 - 100,000.00 ...............
  100,000.01 - 125,000.00 ...............
  125,000.01 - 150,000.00 ...............
  150,000.01 - 175,000.00 ...............
  175,000.01 - 200,000.00 ...............
  200,000.01 - 225,000.00 ...............
  225,000.01 - 250,000.00 ...............
  250,000.01 - 275,000.00 ...............
  275,000.01 - 300,000.00 ...............
  300,000.01 - 325,000.00 ...............
  325,000.01 - 350,000.00 ...............
  375,000.01 - 400,000.00 ...............
         Total...........................

                         DISTRIBUTION OF PROPERTY TYPES
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
Property Type                                        Mortgage Loans       Principal Balance      Principal Balance
Single Family...................................
Two-to-Four Family .............................
Condominium.....................................
Planned Unit Development........................
       Total....................................

                        DISTRIBUTION OF OCCUPANCY STATUS
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
Occupancy Status                                     Mortgage Loans       Principal Balance      Principal Balance
Owner Occupied..................................
Investor Property...............................
         Total..................................

                     DISTRIBUTION OF CURRENT MORTGAGE RATES
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
Range of Current                                   Number of Initial            Unpaid                 Unpaid
Mortgage Rates                                       Mortgage Loans       Principal Balance      Principal Balance
  6.001 -  6.500%.............................
  6.501 -  7.000..............................
  7.001 -  7.500..............................
  7.501 -  8.000..............................
  8.001 -  8.500..............................
  8.501 -  9.000..............................
  9.001 -  9.500..............................
  9.501 - 10.000..............................
 10.001 - 10.500..............................
 10.501 - 11.000..............................
 11.001 - 11.500..............................
 11.501 - 12.000..............................
 12.001 - 12.500..............................
         Total................................

                     DISTRIBUTION OF MAXIMUM MORTGAGE RATES
                               Variable Rate Group

     Range of                                                                 Aggregate            % of Aggregate
    Maximum                                        Number of Initial            Unpaid                 Unpaid
Mortgage Rates                                       Mortgage Loans       Principal Balance      Principal Balance
13.001 - 13.500%............................
13.501 - 14.000.............................
14.001 - 14.500.............................
14.501 - 15.000.............................
15.001 - 15.500.............................
15.501 - 16.000.............................
16.001 - 16.500.............................
16.501 - 17.000.............................
17.001 - 17.500.............................
17.501 - 18.000.............................
18.001 - 18.500.............................
18.501 - 19.000.............................
19.001 - 19.500.............................
       Total................................

                     DISTRIBUTION OF MINIMUM MORTGAGE RATES
                               Variable Rate Group

     Range of                                                                 Aggregate            % of Aggregate
    Minimum                                        Number of Initial            Unpaid                 Unpaid
Mortgage Rates                                       Mortgage Loans       Principal Balance      Principal Balance
 6.001 -  6.500%............................
 6.501 -  7.000.............................
 7.001 -  7.500.............................
 7.501 -  8.000.............................
 8.001 -  8.500.............................
 8.501 -  9.000.............................
 9.001 -  9.500.............................
 9.501 - 10.000.............................
10.001 - 10.500.............................
10.501 - 11.000.............................
11.001 - 11.500.............................
11.501 - 12.000.............................
12.001 - 12.500.............................
       Total................................

                             DISTRIBUTION OF MARGINS
                               Variable Rate Group

                                                                              Aggregate           % of Aggregate
    Range of                                       Number of Initial           Unpaid                 Unpaid
    Margins                                         Mortgage Loans        Principal Balance     Principal Balance
   3.501 - 4.000%............................
   4.001 - 4.500.............................
   4.501 - 5.000.............................
   5.001 - 5.500.............................
   5.501 - 6.000.............................
   6.001 - 6.500.............................
   6.501 - 7.000.............................
   7.001 - 7.500.............................
   7.501 - 8.000.............................
   8.001 - 8.500.............................
         Total...............................

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                               Variable Rate Group

                                                                              Aggregate            % of Aggregate
                                                   Number of Initial            Unpaid                 Unpaid
State                                                Mortgage Loans       Principal Balance      Principal Balance
Arizona.........................................
California......................................
Colorado........................................
Connecticut.....................................
District of Columbia............................
Florida.........................................
Georgia.........................................
Illinois........................................
Maryland........................................
New Jersey......................................
New York........................................
Ohio............................................
Oregon..........................................
Pennsylvania....................................
Utah............................................
Virginia........................................
Washington......................................
         Total..................................

Conveyance of Subsequent Mortgage Loans - Variable Rate Group

         The Sale and Servicing Agreement permits the Trust to acquire $_________ in aggregate principal balance of Subsequent Mortgage Loans for addition to the Variable Rate Group. Accordingly, the statistical characteristics of the Mortgage Loan pool and the Variable Rate Group will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Mortgage Loans. Pursuant to the Sale and Servicing Agreement, however, the Seller has covenanted to deliver Subsequent Mortgage Loans for inclusion in the Variable Rate Group that will not materially change the statistical characteristics of the Mortgage Loan pool and the Variable Rate Group. Each Subsequent Mortgage Loan will meet the requirements specified by the Note Insurer for Subsequent Mortgage Loans.

         The obligation of the Trust to purchase Subsequent Mortgage Loans for addition to the Variable Rate Group on a Subsequent Transfer Date is subject to the satisfaction of the requirements as set forth in the Sale and Servicing Agreement.

Interest Payments on the Mortgage Loans

         Each Mortgage Loan provides for monthly payments by the obligor on the related Mortgage Note (the "Mortgagor") at the interest rate specified in the related Mortgage Note (the "Mortgage Rate") according to the actuarial method ("Actuarial Loans"). Actuarial Loans provide that interest is charged to the Mortgagors thereunder, and payments are due from such Mortgagors, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Actuarial Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The weighted average life of, and, if purchased at other than par (disregarding, for purposes of this discussion, the effects on the yield on the Series _____-__F Notes resulting from the timing of the settlement date and those considerations discussed below under "Payment Delay Feature of Series _____-__F Notes"), the yield to maturity on a Note will be directly related to the rate of payment of principal of the Mortgage Loans in the related Mortgage Loan Group, including for this purpose voluntary payment in full of Mortgage Loans in the related Mortgage Loan Group prior to stated maturity (a "Prepayment"), liquidations due to defaults, casualties and condemnations, and repurchases of Mortgage Loans in the related Mortgage Loan Group by the Seller or by the Note Insurer. The Mortgage Loans may be prepaid by the related Mortgagors, in whole or in part, at any time. However, as of the Cut-Off Date, approximately _____% and _____% (by aggregate Loan Balance) of the Initial Mortgage Loans in the Fixed Rate Group and the Variable Rate Group, respectively, require the payment of a fee in connection with certain prepayments of the Mortgage Loans. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

         The timing of changes in the rate of prepayments may significantly affect the actual yield to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Notes will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Notes. The Seller does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

Mandatory Prepayment

         In the event that at the end of the Funding Period, not all of the Original Pre-Funded Amount has been used to acquire Subsequent Mortgage Loans for inclusion in the Fixed Rate Group or the Variable Rate Group, then the Owners of the related series of Notes will receive a partial prepayment on the Payment Date in ______ ____ equal to the related amount remaining in the Pre-Funding Account.

         Although no assurances can be given, the Seller expects that the principal amount of Subsequent Mortgage Loans sold to the Trust for inclusion in the Fixed Rate Group and the Variable Rate Group will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Owners of either series of the Notes.

Prepayment and Yield Scenarios for Notes

         If purchased at other than par, the yield to maturity on a Note will be affected by the rate of the payment of principal of the Mortgage Loans in the related Mortgage Loan Group. If the actual rate of payments on the Mortgage Loans in a Mortgage Loan Group is slower than the rate anticipated by an investor who purchases a Note related to such Mortgage Loan Group at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Mortgage Loans in a Mortgage Loan Group is faster than the rate anticipated by an investor who purchases a Note related to such Mortgage Loan Group at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

         All of the Mortgage Loans in the Fixed Rate Group are fixed rate mortgage loans. The rate of prepayments with respect to conventional fixed rate mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, such mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on such mortgage loans. However, the monthly payment on a home equity or home improvement loan is often smaller than the monthly payment on a purchase money first mortgage loan. Because of the smaller loan balance often associated with a home equity or home improvement loan, a decrease in the interest rate payable results in a smaller reduction in the amount of the Mortgagor's monthly payment. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, such mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

         All of the Mortgage Loans in the Variable Rate Group are either adjustable rate mortgage loans or Step Loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. However, no assurance can be given as to the level of prepayments that the Mortgage Loans will experience. The Seller does not believe that data compiled by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac") is representative of the types of borrowers included in the Seller's lending program and cannot assure that such prepayment experience is relevant to the Mortgage Loans contained in either Mortgage Loan Group.

         As described under "Mortgage Loan Program" in the Prospectus, in addition to direct origination, the Seller also purchases pools of Mortgage Loans from Originators. The Seller has a policy of soliciting certain of the Mortgagors from time to time with respect to such purchased Mortgage Loans for refinancing. In addition to such solicitations, the Seller may solicit or otherwise agree to refinancings on the following basis: (i) general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Schedules of Mortgage Loans, (ii) unsolicited refinancings by the Seller in connection with a Mortgagor's request for refinancing and (iii) refinancings in connection with the Seller's policy to solicit (x) Mortgagors who indicate to the Seller their intent to refinance their Mortgage Loans, (y) with respect to Mortgage Loans in the Variable Rate Group, Mortgagors with Mortgage Loans for which the next interest rate adjustment is determined by the Seller to be higher than the current market rate for a fixed rate mortgage loan with the same risk qualifications or (z) in connection with the general solicitation described in
(i) above. If any Mortgage Loans are refinanced as a result, the prepayment level of the related Mortgage Loan Group may be increased over the level which such Mortgage Loan Group would experience in the absence of such solicitations. Such refinancings will result in a prepayment on related Mortgage Loans.

         The prepayment behavior of the Step Loans may differ from that of the other Mortgage Loans in the Variable Rate Group. As a Step Loan approaches its initial adjustment date, the borrower may become more likely to refinance such loan to avoid an increase in the coupon rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the coupon rate before adjustment. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on the Mortgage Loans in the Variable Rate Group may differ from that on the Mortgage Loans in the Fixed Rate Group because the amount of the monthly payments on the Mortgage Loans in the Variable Rate Group are subject to adjustment on each adjustment date.

         The "Last Scheduled Payment Date" for the Series _____-__F Notes and the Series _____-__A Notes is ______ __, ____ which is the Payment Date in the month following the calendar month of the maturity of the latest maturing Mortgage Loan, plus 12 months. The weighted average life of each series of Notes is likely to be shorter, and the actual final Payment Date with respect to each series of Notes could occur significantly earlier than the Last Scheduled Payment Date because (i) Prepayments are likely to occur which shall be applied to the payment of the Note Principal Balances, (ii) Net Monthly Excess Spread to the extent available will be applied as an accelerated payment of principal on the Notes up to the Specified Subordinated Amount for each Mortgage Loan Group and (iii) the Servicer or, in limited circumstances, the Oversight Agent, may cause a redemption of the Notes and a termination of the Trust Estate when the aggregate outstanding principal balance of the Mortgage Loans has declined to less than $_________, as described under "Administration -- Redemption of the Notes" herein.

         Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption" or "PPC") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. With respect to the Series ____-__F Notes, a 100% Prepayment Assumption (100% PPC) assumes a constant prepayment rate ("CPR") of __% per annum of the outstanding principal balance of such mortgage loans in the Fixed Rate Group in the first month of the life of the mortgage loans and an additional amount of approximately ________% (precisely __/__ percent per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a constant prepayment rate of __% per annum each month is assumed. With respect to the Series ___-__A Notes, the

Prepayment Assumption assumes a constant prepayment rate of the applicable per annum CPR percentage of the outstanding principal balances of the mortgage loans in the Variable Rate Group. As used in the tables below entitled "Prepayment Assumptions" and "Weighted Average Lives", 0% Prepayment Assumption (0% PPC) assumes a constant prepayment rate equal to 0% of the applicable Prepayment Assumption, i.e., no prepayments. Correspondingly, 125% Prepayment Assumption (125% PPC) assumes prepayment rates equal to 125% of the applicable Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Seller believes that no existing statistics of which it is aware provide a reliable basis for Owners of the Notes to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

         The tables entitled "Weighted Average Lives" have been prepared on the basis of the following assumptions (collectively, the "Modeling Assumptions"):
(i) the Mortgage Loans of the related Mortgage Loan Groups prepay at the indicated constant percentages of the Prepayment Assumption; (ii) payments on the Notes are received, in cash, on the 20th day of each month, commencing in ________ ____; (iii) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Mortgagors of principal and interest on the Mortgage Loans occur; (iv) scheduled payments are assumed to be received on the first day of each month commencing in ________ ____ and prepayments represent payment in full of individual Mortgage Loans and are assumed to be received on the last day of each month, commencing in ________ ____ and include 30 days' interest thereon; (v) the level of Six-Month LIBOR remains constant at ____%; (vi) the Series ____-__F Note Rate remains constant at ____% per annum; (vii) the Oversight Agent Fee is ____% per annum; (viii) the Notes are purchased on ______ __, ____ (the "Closing Date"); (ix) the Mortgage Rate for each Mortgage Loan in the Variable Rate Group is adjusted on its next Mortgage Rate change date (and on subsequent Mortgage Rate change dates, if necessary) to equal the sum of (a) the assumed level of the Six-Month LIBOR index and (b) the respective gross margin (such sum being subject to the respective periodic adjustment, as applicable); (x) on ______ __, ____, all amounts on deposit in the Pre-Funding Account are used to acquire Subsequent Mortgage Loans; and (xi) each Mortgage Loan Group consists of Mortgage Loans having the following characteristics:

                                FIXED RATE GROUP

Initial and Subsequent Mortgage Loans

                                                                                 Remaining
                                                        Mortgage                  Term to
       Principal                Mortgage              Rate Net of             Stated Maturity            Seasoning
        Balance                   Rate             Servicing Fee Rate           (in months)             (in months)
        -------                   ----             ------------------           -----------             -----------



                               VARIABLE RATE GROUP

Initial and Subsequent Mortgage Loans

                                     Current       Remaining                               Number of
                                  Mortgage Rate     Term to                                Months to                    Initial
                      Current        Net of          Stated                              Next Mortgage    Periodic      Periodic
    Principal        Mortgage     Servicing Fee     Maturity     Seasoning      Gross     Rate Change    Adjustment    Adjustment
     Balance           Rate           Rate        (in months)   (in months)    Margin     (in months)        Cap          Cap
     -------           ----           ----        -----------   -----------    ------     -----------        ---          ---



         "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a Note until each dollar of principal of such Note will be repaid to the investor. The weighted average life of the Notes will be influenced by the rate at which principal payments on the Mortgage Loans in the related Mortgage Loan Group are paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, liquidations due to default or early termination of a Mortgage Loan Group). The weighted average lives of the Notes also will be influenced by the overcollateralization of the Notes because collections otherwise payable to the

Residual Interest are applied as principal prepayments to the Notes until the outstanding aggregate principal balance of the Notes is less than the aggregate outstanding principal balance of the Mortgage Loans in each Mortgage Loan Group by the related Specified Subordinated Amount for such Group. These payments of principal have the effect of accelerating the amortization of the Notes, thereby shortening their respective weighted average lives.

         Based on the foregoing Modeling Assumptions, the tables below indicate the weighted average life of each series of Notes, assuming that the Mortgage Loans in the related Mortgage Loan Group prepay according to the indicated percentages of the related Prepayment Assumption:

                             PREPAYMENT ASSUMPTIONS

                                Assumption I    Assumption      Assumption      Assumption      Assumption     Assumption
                                ------------    ----------      ----------      ----------      ----------     ----------
                                                    II             III              IV              V              VI
                                                    --             ---              --              -              --
Fixed Rate Group (PPC):
Variable Rate Group
(CPR):

                             WEIGHTED AVERAGE LIVES

                                                    Series
                                                    ------
                                        Series - F          Series - A
                                    ------------------- -------------------
                                         Weighted            Weighted
Prepayment                             Average Life        Average Life         Earliest Retirement
Assumption                              (years)(1)          (years)(1)                Date(1)
----------                              ----------          ----------                -------
    I ..............................
   II ..............................
  III ..............................
   IV ..............................
    V ..............................
   VI ..............................

(1) Assuming early redemption of the Notes at the Clean-Up Call Date.

         There is no assurance that prepayments will occur, or, if they do occur, that they will occur at any constant percentage or in accordance with any of the aforementioned Prepayment Assumptions.

Payment Delay Feature of Series ____-__F Notes

         The effective yield to the Owners of the Series ____-__F Notes will be lower than the yield otherwise produced by the Series ____-__F Note Rate and the purchase price of such Notes because principal and interest distributions will not be payable to such holders until at least the twentieth day of the month following the month of accrual (without any additional payments of interest or earnings thereon in respect of such delay).

                             ADDITIONAL INFORMATION

         The description in this Prospectus Supplement of the mortgage pool, the Fixed Rate Group, the Variable Rate Group and the Mortgaged Properties is based upon the pool of Initial Mortgage Loans as constituted at the close of business on the Cut-Off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Notes, Initial Mortgage Loans may be removed from the mortgage pool as a result of incomplete documentation or non-compliance with representations and warranties set forth in the Sale and Servicing Agreement, if the Seller deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of a series of Notes.

         A current report on Form 8-K will be available to purchasers of the Notes and will be filed, and incorporated by reference to the Registration Statement, together with the Sale and Servicing Agreement, the Trust Agreement and the Indentures, with the Commission within fifteen days after the initial issuance of the Notes. In the event Initial Mortgage Loans are removed from or added to the mortgage pool as set forth in the preceding paragraph, such removal or addition will be noted in the current report on Form 8-K. Also, the Seller has filed certain additional yield tables and other computational materials with respect to the Notes with the Commission in a report on Form 8-K. Such tables and materials were prepared at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Modeling Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                            DESCRIPTION OF THE NOTES

General

         The Trust will issue two series of Notes pursuant to the Indentures (the "Series ____-__F Notes" and the "Series ____-__A Notes"). Pursuant to the Trust Agreement, the Trust will also issue the Residual Interest which represents the residual ownership interest in the Trust Estate. The "Note Principal Balance" of any series of Notes is the original Note Principal Balance of such series as of the Closing Date as reduced by all amounts actually distributed as principal to t he Owners of such series of Notes on all prior Payment Dates. The summaries of certain provisions of the Indentures, the Sale and Servicing Agreement and the Trust Agreement (collectively, the "Agreements") set forth below under the caption "Administration" herein, while complete in material respects, do not purport to be exhaustive. For more details regarding the terms of the Agreements, prospective investors in the Notes are advised to review the Agreements, a copy of each of which the Seller will provide (without exhibits) without charge upon written request addressed to the Seller.

         The Notes will be secured by the Trust Estate created by the Indentures. The Notes represent non-recourse obligations of the Trust and proceeds of the assets in the Trust Estate will be the sole source of payments of the Notes. The Notes will not represent an interest in or obligation of the Seller, the Servicer, the Note Insurer, the Owner Trustee, the Indenture Trustee, the Underwriters, any of their respective affiliates or any other entity.

         Persons in whose name a Note is registered in the Register maintained by the Indenture Trustee are the "Owners"of the Notes. For so long as the Notes are in book-entry form with DTC, the only "Owners" of the Notes as the term "Owners" is used in the Agreements will be Cede. No Owner will be entitled to receive a definitive certificate representing such person's interest in the Trust Estate, except in the event that physical Notes are issued under limited circumstances set forth in the Indentures. All references herein to the Owners of Notes shall mean and include the rights of Owners as such rights may be exercised through DTC and its participating organizations, except as otherwise specified in the Agreements.

Collections and Remittances

         The Sale and Servicing Agreement will require that the Indenture Trustee create and maintain a Note Account for each series of Notes, each to be established as a trust account held by the trust department of the Indenture Trustee (each a "Note Account"). All funds in the Note Accounts shall be invested and reinvested by the Indenture Trustee for the benefit of the Indenture Trustee, as determined by the Indenture Trustee in its sole discretion, but only in Eligible Investments.

         Five business days prior to the related Payment Date (or, if such day is not a business day, the immediately preceding business day) (the "Remittance Date") the Servicer is required to withdraw from the Principal and Interest Account and remit to the Indenture Trustee, for deposit in the related Note Account, the Monthly Remittance Amount for the related Mortgage Loan Group. The "Monthly Remittance Amount" for a Mortgage Loan Group is equal to (a) the sum of
(i) the balance on deposit in the Principal and Interest Account as of the close of business on the related Determination Date, (ii) all Delinquency Advances and Compensating Interest (collectively, the "Advances"), (iii) certain amounts required to be deposited by the Servicer in the Note Accounts, including Loan Purchase Prices and Substitution Amounts, reduced by (b) the sum of (i) scheduled payments on the Mortgage Loans collected but due after the related Due Date, (ii) reinvestment income on amounts in the Principal and Interest

Account, (iii) the Servicing Fee for such Payment Date and all amounts reimbursable to the Servicer and (iv) any unscheduled payments, including Mortgagor prepayments on the Mortgage Loans, Insurance Proceeds and Net Liquidation Proceeds occurring in the month of such Payment Date. With respect to any Payment Date, (i) the "Due Date"is the first day of the month in which such Payment Date occurs, and (ii) the "Determination Date" is the 12th day of the month in which such Payment Date occurs or, if such day is not a business day, the immediately preceding business day. See "The Pooling and Servicing Agreement -- Servicing and Other Compensation and Payment of Expenses; Originator's Retained Yield" in the Prospectus.

         The Compensating Interest for any Payment Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related net Mortgage Rates) resulting from Prepayments on the Mortgage Loans received in the corresponding Remittance Period. "Remittance Period" means, the period beginning on the first day of the calendar month immediately preceding the month in which the related Remittance Date occurs and ending on the last day of such month. Such shortfalls will result because the Mortgagor is required to pay interest on Prepayments only to the date of prepayment. The Servicer will be obligated to apply amounts otherwise payable to it as servicing compensation in any month to cover any shortfalls in collections of one full month's interest at the applicable net Mortgage Rate resulting from Prepayments. The Servicer is not obligated to cover any shortfalls in collections of interest for partial prepayments. Such partial prepayments are applied to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month following prepayment.

Payments

         Payments on the Notes will be made on the 20th day of each calendar month, or if such 20th day is not a Business Day, on the next Business Day, beginning on ______ __, ____ (each, a "Payment Date"). Payments on the Notes will be made on each Payment Date to Owners of record of the Notes as of the immediately preceding Record Date in an amount equal to the product of such Owner's Percentage Interest and the amount paid in respect of the Notes which includes such Owner's Notes on such Payment Date.

         The "Record Date" is the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs, whether or not such day is a Business Day. The "Percentage Interest" represented by any Note will be equal to the percentage obtained by dividing the original Note Principal Balance of such Note by the original Note Principal Balance of all Notes of the same series.

Payments of Interest

         On each Payment Date, each series of the Notes will be entitled to payments in respect of Current Interest.

         The "Note Rate" for each series of the Notes is as follows:

         Series ____-__F Notes      On each Payment Date that occurs on or prior
                                    to the Clean-Up Call Date, ____% per annum and for any Payment Date thereafter, ____% per annum.

         Series ____-__A Notes      On each Payment Date, the Series ____-__A
                                    Note Rate will be equal to the lesser of (i) the Series ____-__A Formula Note Rate and
                                    (ii) the Available Funds Cap.

                                    The "Series ____-__A Formula Note Rate" is the lesser of (i) (A) LIBOR plus ____% per annum for any Payment Date that occurs on or prior to the Clean-Up Call Date or (B) LIBOR plus ____% per annum for any Payment Date that occurs after the Clean-Up Call Date, and (ii) __% per annum.

                                    The "Available Funds Cap" means the weighted average of the Mortgage Rates on Mortgage Loans in the Variable Rate Group, less the sum of (a) the Servicing Fee Rate, (b) the premiums due to the Note Insurer with respect to the Note Insurance Policy relating to the Series ____-__A Notes (expressed as a per annum rate), (c) the fee due to the Oversight Agent (expressed as a per annum rate) relating to the Series ____-__A

                                    Notes and (d) beginning on the [thirteenth]
                                    Payment Date following the Closing Date,
                                    ____%.

         The Sale and Servicing Agreement provides that if, on any Payment Date, the Available Funds Cap is less than the Series ____-__A Formula Note Rate, the difference between the amount calculated at the Series ____-__A Formula Note Rate over the amount calculated at the Available Funds Cap will be carried forward and be due and payable on future Payment Dates (to the extent that there are funds available for such purpose) and shall accrue interest at the applicable Series ____-__A Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry-Forward Amount"). The Note Insurance Policy for the Series ____-__A Notes does not cover the Available Funds Cap Carry-Forward Amount; the payment of such amount may be funded only from (i) any excess interest in the Variable Rate Group resulting from the Available Funds Cap being in excess of the Series ____-__A Formula Note Rate on future Payment Dates after payment of any Subordination Increase Amount for either Mortgage Loan Group, (ii) any Net Monthly Excess Spread which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimbursable amounts, or to the Owners of the Residual Interest and (iii) any funds paid to effect the redemption and early retirement of the Series ____- __A Notes on any Remittance Date after the Clean-Up Call Date.

         "Current Interest" means, with respect to a series of Notes and a Payment Date, the sum of (i) the aggregate amount of interest accrued during the related Accrual Period at the Note Rate for such series of Notes on the outstanding Note Principal Balance of such series of Notes and (ii) any Interest Carry Forward Amount for such series of Notes.

         The "Clean-Up Call Date" is the first Payment Date on which the outstanding aggregate principal balance of the Mortgage Loans is less than $_________.

         "Accrual Period" means with respect to (x) the Series ____-__F Notes, the calendar month immediately preceding the calendar month in which such Payment Date occurs and (y) the Series ____- __A Notes, the period from the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date. Calculations of interest on the Series ____-__F Notes will be made on the basis of a 360-day year assumed to consist of twelve 30-day months. Calculations of interest on the Series ____-__A Notes will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

         The "Interest Carry Forward Amount" for each series of Notes and any Payment Date is the sum of (x) the amount, if any, by which (i) the Current Interest for such series of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments of interest for such series of Notes made on such immediately preceding Payment Date and (y) interest on such amount, calculated at the Note Rate for such series of Notes for the number of days in the related Accrual Period.

Payments of Principal

         The Owners of each series of Notes are entitled to receive certain monthly payments of principal on each Payment Date which generally reflect collections of scheduled principal due on the Due Date occurring during the related Due Period and unscheduled payments of principal collected during the related Remittance Period.

         The credit enhancement provisions of the Trust result in a limited acceleration of the principal payments to the Owners of each series of Notes; such credit enhancement provisions are more fully described under "Description of the Notes -- Overcollateralization Provisions" and "-- Crosscollateralization Provisions" herein. Such credit enhancement provisions also have the effect of accelerating and shortening the weighted average lives of the Notes by increasing the rate at which principal is distributed to the Owners. See "Prepayment and Yield Considerations" herein.

         On each Payment Date, distributions in reduction of the Note Principal Balance of the Notes will be made in the amounts described herein. The "Principal Payment Amount" for each Mortgage Loan Group with respect to each Payment Date shall be the lesser of:

         (a) the related Total Available Funds for the related Mortgage Loan Group plus any related Insured Payment minus the related Current Interest and Fees and Expenses; and

         (b)(i)   the sum, without any duplication of:

                  (a) the Principal Carry-Forward Amount with respect to the related Mortgage Loan Group;

                  (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in the related Mortgage Loan Group due during the related Due Period, to the extent actually received by the Servicer on or prior to the related Remittance Date or to the extent actually advanced by the Servicer on or prior to the related Remittance Date and the principal portion of all full and partial principal prepayments made by the respective Mortgagors during the related Remittance Period;

                  (c) the scheduled principal balance of each Mortgage Loan in the related Mortgage Loan Group that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date;

                  (d) any Substitution Amounts delivered by the Seller or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan in the related Mortgage Loan Group (to the extent such Substitution Amounts relate to principal);

                  (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans in the related Mortgage Loan Group during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal);

                  (f) the amount of any Subordination Deficit with respect to such Mortgage Loan Group for such Payment Date;

                  (g) the proceeds received by the Indenture Trustee of any termination of the related Mortgage Loan Group (to the extent such proceeds relate to principal);

                  (h) any moneys released from the Pre-Funding Account as a prepayment of the related series of Notes on the Payment Date which immediately follows the end of the Funding Period; and

                  (i) the amount of any Subordination Increase Amount with respect to such Mortgage Loan Group for such Payment Date consisting of the amount of any Net Monthly Excess Spread to be actually applied for the accelerated payment of principal on the related series of Notes;

         minus

         (ii) the amount of any Subordination Reduction Amount with respect to such Mortgage Loan Group for such Payment Date consisting of the amount of any Net Monthly Excess Spread to be actually paid to the Owners of the Residual Interest.

         In no event will the Principal Payment Amount for any Mortgage Loan Group and Payment Date (x) be less than zero or (y) be greater than the then-outstanding Note Principal Balance of the related series of Notes.

         The sum of the Current Interest and the Principal Payment Amount with respect to any series of Notes and Payment Date is the "Monthly Payment Amount" for such series of Notes and Payment Date.

         The "Principal Carry-Forward Amount" with respect to a series of Notes for any Payment Date is the amount, if any, by which (i) the amount described in clause (b) of the definition of Principal Payment Amount for such series of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment of principal made to the Owners of the related series of Notes on such immediately preceding Payment Date.

         A "Due Period" with respect to any Payment Date is the period commencing on the second day of the month preceding the month of such Payment Date and ending on the first day of the month of such Payment Date.

         The "Fees and Expenses" for a Mortgage Loan Group and Payment Date are the premium amount payable to the Note Insurer and the portion of the Oversight Agent Fee allocable to such Mortgage Loan Group.

         A "Liquidated Mortgage Loan" is, in general, a defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on such Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

         Owners may not recover a loss on a Liquidated Mortgage Loan (i.e., a Realized Loss) on the Payment Date which immediately follows the event of loss. However, the Owners of the Notes are entitled to receive ultimate recovery of any Realized Losses which occur in the related Mortgage Loan Group, which receipt will be no later than the Payment Date occurring after such Realized Loss creates a Subordination Deficit and will be in the form of an Insured Payment if not covered through Net Monthly Excess Spread in the related Group or the other Group.

         Insured Payments do not cover Realized Losses until such time as the aggregate cumulative Realized Losses have created a Subordination Deficit nor do Insured Payments cover the Servicer's failure to make Delinquency Advances until such time as the aggregate cumulative amount of such unpaid Delinquency Advances, when added to Realized Losses, have created a Subordination Deficit or when such unpaid Delinquency Advances are necessary to pay the required amount of Current Interest.

Overcollateralization Provisions

         Overcollateralization Resulting from Cash Flow Structure. The Sale and Servicing Agreement requires that, on each Payment Date, Net Monthly Excess Spread with respect to a Mortgage Loan Group be applied on such Payment Date as an accelerated payment of principal on the related series of Notes, but only to the limited extent hereafter described.

         "Net Monthly Excess Spread" equals (i) the excess (such excess being the "Total Monthly Excess Spread" with respect to the related Mortgage Loan Group), if any, of (x) the interest which is collected on the Mortgage Loans in such Mortgage Loan Group with respect to the Due Date occurring in the month in which such Payment Date occurs (net of the Servicing Fee and of certain miscellaneous administrative amounts) plus the interest portion of any Delinquency Advances and Compensating Interest plus any amounts transferred from the Capitalized Interest Account over (y) the sum of (I) the related Current Interest and (II) the related Fees and Expenses, over (ii) any portion of the Total Monthly Excess Spread that is used to cover any shortfalls in Available Funds in the related Mortgage Loan Group on such Payment Date, or in the other Mortgage Loan Group, or used to reimburse the Note Insurer.

         The application of Net Monthly Excess Spread to principal has the effect of accelerating the amortization of the related series of Notes relative to the amortization of the Mortgage Loans in the related Mortgage Loan Group. To the extent that any Net Monthly Excess Spread is not so used, the Sale and Servicing Agreement provides that it will be used to reimburse the Servicer or Indenture Trustee with respect to any amounts owing to each, and then will be paid to the Owners of the Residual Interest (subject to certain prior applications as described below under "Crosscollateralization Provisions").

         Pursuant to the Sale and Servicing Agreement, each Mortgage Loan Group's Net Monthly Excess Spread is required to be applied as a payment of principal on the related series of Notes until the related Subordinated Amount has increased to the level required with respect to the related Mortgage Loan Group. "Subordinated Amount" means, with respect to a Mortgage Loan Group and Payment Date, the positive difference, if any, between (x) the sum of (i) the aggregate scheduled principal balances of the Mortgage Loans in such Mortgage Loan Group as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date which immediately follows the last day of such Remittance Period and (ii) any amount on deposit in the Pre-Funding Account less any earnings on the Pre-Funding Account related to such Mortgage Loan Group at such time and (y) the Note Principal Balance of the related series of Notes as of such Payment Date (and assuming all payments are made on such Payment Date). With respect to either Mortgage Loan Group, any amount of Net Monthly Excess Spread actually applied as a payment of principal is a "Subordination Increase Amount". The required level of the Subordinated Amount with respect to a Mortgage Loan Group and Payment Date is the "Specified Subordinated Amount" with respect to such Mortgage Loan Group and Payment Date. The Sale and Servicing Agreement generally provides that the related Specified Subordinated Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers.

         In the event that the required level of the Specified Subordinated Amount with respect to a Mortgage Loan Group is permitted to decrease or "step down" on a Payment Date in the future, the Sale and Servicing Agreement provides that a portion of the principal which would otherwise be paid to the Owners of the related series of Notes on such Payment Date shall be distributed to the Owners of the Residual Interest on such Payment Date (subject to certain prior applications as described below under "Crosscollateralization Provisions"). This has the effect of decelerating the amortization of the Notes relative to the amortization of the Mortgage Loans in the related Mortgage Loan Group, and of reducing the related Subordinated Amount.

         "Excess Subordinated Amount" means, with respect to a Mortgage Loan Group and a Payment Date, the positive difference, if any, between (x) the Subordinated Amount that would apply to the related Mortgage Loan Group on such Payment Date after taking into account all distributions to be made on such Payment Date (before giving effect to any Subordination Reduction Amounts as described in this paragraph) and (y) the related Specified Subordinated Amount for such Payment Date. If, on any Payment Date, the Excess Subordinated Amount is, or, after taking into account all other distributions to be made on such Payment Date would be, greater than zero (i.e., the Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the Owners of the related series of Notes on such Payment Date shall instead be distributed to the Owners of the Residual Interest (subject to certain prior applications as described below under "Crosscollateralization Provisions") to the extent of the lesser of (x) the Excess Subordinated Amount and (y) the amount available for distribution on account of principal with respect to the related series of Notes on such Payment Date; such amount being the "Subordination Reduction Amount" with respect to a Mortgage Loan Group for such Payment Date.

         The Sale and Servicing Agreement provides that, on any Payment Date all amounts (subject to the discussion in the preceding paragraph) collected on account of unscheduled principal with respect to a Mortgage Loan Group during the prior Remittance Period together with principal due on the Due Date that immediately follows the last day of such Remittance Period, to the extent received or advanced (other than any such amount applied to the payment of a Subordination Reduction Amount), will be distributed to the Owners of the related series of Notes on such Payment Date. If any Mortgage Loan became a Liquidated Mortgage Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the scheduled principal balance of the related Mortgage Loan; the amount of any such insufficiency is a "Realized Loss." In addition, the Sale and Servicing Agreement provides that the principal balance of any Mortgage Loan which becomes a Liquidated Mortgage Loan shall thenceforth equal zero. The Sale and Servicing Agreement does not contain any rule which requires that the amount of any Realized Loss be allocated to the Owners of the related series of Notes on the Payment Date which immediately follows the event of loss; i.e., the Sale and Servicing Agreement does not require the current payment to Owners in respect of losses. However, the occurrence of a Realized Loss will reduce the Subordinated Amount with respect to the related Mortgage Loan Group, which, to the extent that such reduction causes the related Subordinated Amount to be less than the related Specified Subordinated Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on subsequent Payment Dates, until the Subordinated Amount equals the related Specified Subordinated Amount). The effect of the foregoing is to allocate losses to the Owners of the Residual Interest by reducing, or eliminating entirely, payments of Net Monthly Excess Spread and of Subordination Reduction Amounts which such Owners would otherwise receive.

         Overcollateralization and the Note Insurance Policies. A "Subordination Deficit" with respect to a Mortgage Loan Group and a Payment Date is the amount, if any, by which (x) the Note Principal Balance of the related series of Notes, after taking into account the payment of the related Principal Payment Amount (other than any portion thereof representing payments under the related Note Insurance Policy) on such Payment Date, exceeds (y) the sum of (i) the aggregate principal balances of the Mortgage Loans in the related Mortgage Loan Group as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date in the calendar month in which such Payment Date occurs and
(ii) the amount, if any,
relating to such Mortgage Loan Group on deposit in the Pre-Funding Account less any earnings on the Pre-Funding Account relating to such Mortgage Loan Group on the last day of the related Remittance Period. The Sale and Servicing Agreement requires the Indenture Trustee to make a claim for an Insured Payment under the related Note Insurance Policy not later than two business days prior to any Payment Date as to which the Indenture Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the related series of Notes on such Payment Date. The Note Insurance Policies are thus similar to the subordination provisions described above insofar as the Note Insurance Policies guarantee ultimate, rather than current, payment of the amounts of any Realized Losses to the Owners of the related series of Notes. Investors in the Notes should realize that, under extreme loss or delinquency scenarios applicable to the related Mortgage Loan pool, they may temporarily receive no distributions of principal.

Crosscollateralization Provisions

         To the extent that any Mortgage Loan Group's Net Monthly Excess Spread is not required to be applied to the payment of a Subordination Increase Amount on the related series of Notes because the Subordinated Amount related to such series of Notes is equal to or greater than the then Specified Subordinated Amount related to such series of Notes, such Net Monthly Excess Spread (together with the amount of any Subordination Reduction Amount) is permitted to be applied to the payment of Subordination Increase Amounts on the other series of Notes to the extent necessary to increase the related Subordinated Amount to the level of its Specified Subordinated Amount.

         On each Payment Date, an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to each Mortgage Loan Group and Payment Date plus (y) any Subordination Reduction Amount with respect to each such Mortgage Loan Group and Payment Date (such amount being the "Total Monthly Excess Cashflow" with respect to such Mortgage Loan Group and Payment Date) will be required to be applied in the following order of priority:

                         (i) such amount shall be used to fund any shortfall on such Payment Date with respect to the related Mortgage Loan Group and equal to the difference, if any, between (x) the sum of (A) the related Current Interest and (B) the related Principal Payment Amount (calculated only with respect to clause (b) of the definition thereof and without any Subordination Increase Amount) with respect to such Mortgage Loan Group for such Payment Date and (y) the Available Funds with respect to such Mortgage Loan Group for such Payment Date (the amount of such difference being equal to an "Available Funds Shortfall" with respect to the related Mortgage Loan Group);

                        (ii) any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the application described in clause (i) above shall be used to fund any Available Funds Shortfall with respect to the other Mortgage Loan Group;

                       (iii) any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the applications described in clauses (i) and (ii) above shall be paid to the Note Insurer in respect of amounts owed on account of any Insured Payments theretofore made and interest thereon with respect to the related Mortgage Loan Group (any such amount so owed to the Note Insurer and not theretofore paid, together with accrued interest thereon, the "Insurer Reimbursable Amount" with respect to the related Mortgage Loan Group); and

                        (iv) any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the applications described in clauses (i), (ii) and (iii) above shall be paid to the Note Insurer in respect of any Insurer Reimbursable Amount with respect to the other Mortgage Loan Group.

         The amount, if any, of the Total Monthly Excess Cashflow with respect to a Mortgage Loan Group on a Payment Date remaining after such applications is the "Net Monthly Excess Cashflow" with respect to such Mortgage Loan Group for such Payment Date; such amount is required to be applied in the following order of priority on such Payment Date:

                         (i) such amount shall be used to fund the payment of any required Subordination Increase Amount with respect to the related Mortgage Loan Group as a portion of the distribution of the Principal Payment Amount on such Payment Date;

                        (ii) any portion of the Net Monthly Excess Cashflow remaining after the application described in clause (i) above shall be used first, to make any required Subordination Increase Amount with respect to the other Mortgage Loan Group and second, to pay any Available Funds Cap Carry-Forward Amount; and

                       (iii) any remaining Net Monthly Excess Cashflow shall be used to reimburse the Servicer and to reimburse and indemnify the Oversight Agent and the Indenture Trustee for certain expenses and other amounts owing to each, and any remaining funds shall then be paid to the Owners of the Residual Interest.

Credit Enhancement Does Not Apply to Prepayment Risk

         In general, the protection afforded by the overcollateralization provisions, the crosscollateralization provisions and by the Note Insurance Policies is protection for credit risk and not for prepayment risk. The subordination provisions may not be adjusted, nor may a claim be made under the
Note Insurance Policies to guarantee or insure that any particular rate of prepayment is experienced by the Trust.

Payments and Insured Payments to the Owners of the Notes

         No later than two Business Days prior to each Payment Date the Indenture Trustee will be required to determine the amounts to be on deposit in the related Note Account on such Payment Date with respect to each of the two Mortgage Loan Groups and equal to the sum of (x) such amounts to be on deposit (excluding any portion thereof that is Total Monthly Excess Cashflow), plus (y) any amounts of Total Monthly Excess Cashflow (as described above under "Crosscollateralization Provisions") to be applied on account of such Mortgage Loan Group on such Payment Date plus, (z) any deposit to the Note Accounts from the Pre-Funding Account and Capitalized Interest Account expected to be made in accordance with the Sale and Servicing Agreement. The amounts described in clause (x) of the preceding sentence with respect to each Mortgage Loan Group and Payment Date are the "Fixed Rate Group Available Funds" and the "Variable Rate Group Available Funds", respectively or, generally, "Available Funds"; the sum of the amounts described in clauses (x), (y) and (z) of the preceding sentence with respect to each Mortgage Loan Group and Payment Date are the "Fixed Rate Group Total Available Funds" and the "Variable Rate Group Total Available Funds," respectively, or, generally, "Total Available Funds."

         If the sum of the Monthly Payment Amount with respect to the Series ___-__F Notes, for any Payment Date exceeds the Fixed Rate Group Total Available Funds for such Payment Date, the Indenture Trustee will be required to draw the amount of such insufficiency from the Note Insurer under the Note Insurance Policy applicable to the Series ___-__F Notes. Similarly, if on any Payment Date the Monthly Payment Amount with respect to the Series ___-__A Notes exceeds the Variable Rate Group Total Available Funds for such Payment Date, the Indenture Trustee will be required to draw the amount of such insufficiency from the Note Insurer under the Note Insurance Policy applicable to the Series ___-__A Notes. The Indenture Trustee will be required to deposit to the related Note Account the amount of any Insured Payment made by the Note Insurer. The Sale and Servicing Agreement provides that amounts which cannot be distributed to the Owners of the Notes as a result of proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of Total Available Funds with respect to any Payment Date.

         On each Payment Date, and following the making by the Indenture Trustee of all allocations, transfers and deposits heretofore described under this caption, from amounts (including any related Insured Payment) then on deposit in a Note Account with respect to the related Mortgage Loan Group, the Indenture Trustee will be required to distribute (x) to the Owners of the Series ___-__F Notes, the Monthly Payment Amount with respect to the Series ___-__F Notes for such Payment Date and (y) to the Owners of the Series ____-__A Notes, the related Monthly Payment Amount with respect to the Series ___-__A Notes for such Payment Date, together with any portion of any Available Funds Cap Carry-Forward Amount to be funded on such Payment Date.

Pre-Funding Account

         On the Closing Date, an aggregate cash amount of $__________ (the "Original Pre-Funded Amount") will be deposited in a trust account (the "Pre-Funding Account"), which account shall be in the name of and maintained by the Indenture Trustee and shall be part of the Trust Estate. During the Funding Period, the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Original Pre-Funded Amount will be reduced during the period from the Closing Date to ________ __, ____ (the "Funding Period") by the amount thereof used to purchase Subsequent Mortgage Loans for addition to the Fixed Rate Group or the Variable Rate Group in accordance with the Sale and Servicing Agreement. The amount on deposit in the Pre-Funding Account at any time is the "Pre-Funded Amount". Subsequent Mortgage Loans purchased by and added to the Fixed Rate Group or the Variable Rate Group on any date (each, a "Subsequent Transfer Date") must satisfy the criteria for such Group set forth in the Sale and Servicing Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to the Owners of the related series of Notes in accordance with the terms of the Sale and Servicing Agreement on the Payment Date that immediately follows the end of the Funding Period in reduction of the Note Principal Balance of such Owner's Notes, thus resulting in a principal prepayment of such series of Notes.

         Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account prior to each Payment Date during the Funding Period.

Capitalized Interest Account

         On the Closing Date, cash in an amount satisfactory to the Note Insurer shall be deposited in a trust account (the "Capitalized Interest Account"), which account shall be in the name of and maintained by the Indenture Trustee and shall be part of the Trust Estate. The amount on deposit in the Capitalized Interest Account, including reinvestment income thereon and amounts deposited thereto from the Pre-Funding Account, will be used by the Indenture Trustee, as provided in the Sale and Servicing Agreement, to fund any shortfalls in interest accruing on (i) the Series ___-__F Notes through ________ __, ____ and (ii) the Series ___-__A Notes through ________ __, ____, as a result of the Note Principal Balance of the Notes exceeding the aggregate Loan Balance of the Initial Mortgage Loans. On the ________ ____ and _________ ____ Payment Dates, the Indenture Trustee will use the funds in the capitalized interest account to pay you such shortfalls in interest.

         Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period and not needed for such purpose will be paid to the Seller and will not thereafter be available for distribution to the Owners of the Notes. Amounts on deposit in the Capitalized Interest Account will be invested in Eligible Investments.

Calculation of LIBOR

         On the second business day preceding each Payment Date, or in the case of the first Payment Date, on the second business day preceding the Closing Date (each such date, an "Interest Determination Date"), the Indenture Trustee will determine the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR") for the next Accrual Period for the Series ___-__A Notes on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be two major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee) as of 11:00 a.m. (London time), on the day that is two business days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Note Principal Balance of the Series ___-__A Notes. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, as requested, the rate arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee, as of 11:00 a.m. (New York City time), on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Principal Balance of the Series ___-__A Notes. If no such quotations can be obtained, the rate will be LIBOR for the prior Payment Date.

         The establishment of LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to the Series ___-__A Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding.

Book Entry Registration of the Notes

         The Notes will be book-entry Notes (the "Book-Entry Notes"). Persons acquiring beneficial ownership interests in such Book-Entry Notes ("Beneficial Owners") may elect to hold their Book-Entry Notes directly through The Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedel") or The Euroclear System ("Euroclear") (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants. The Book-Entry Notes will be issued in one or more certificates per series of Notes which in the aggregate equal the principal balance of such series of Notes and will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. ("Citibank") will act as depositary for Cedel and The Chase Manhattan Bank ("Chase") will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Notes in minimum denominations representing principal amounts of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such Note (a "Definitive Note"). Unless and until definitive Notes are issued, it is anticipated that the only "Owner" of such Book-Entry Notes will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Owners as that term is used in the Sale and Servicing Agreement. Beneficial Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The Beneficial Owner's ownership of a Book-Entry Note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Note will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant and on the records of Cedel or Euroclear, as appropriate).

         Beneficial Owners will receive all distributions of principal of, and interest on, the Book-Entry Notes from the Indenture Trustee through DTC and DTC Participants. While such Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Notes and is required to receive and transmit distributions of principal of, and interest on, such Notes. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Book-Entry Notes are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interests.

         Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Beneficial Owners who are not Participants may transfer ownership of Notes only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Notes, by book-entry transfer, through DTC for the account of the purchasers of such Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

         Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlements in DTC. For information with respect to tax documentation procedures relating to the Notes, see "Certain Federal Income Tax Consequences -- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Notes, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

         Cedelbank was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including United States financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.

         Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois, "IML," the Luxembourg Monetary Authority, which supervises Luxembourg banks.

         Cedel holds securities for its participant organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is a branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Notes will be made on each Payment Date by the Indenture Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Owners of the Book-Entry Notes that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents.

         Under a book-entry format, Beneficial Owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to Cede. Distributions with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Notes to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Notes, may be limited due to the lack of physical certificates for such Book-Entry Notes. In addition, issuance of the Book-Entry Notes in book-entry form may reduce the liquidity of such Notes in the secondary market since certain potential investors may be unwilling to purchase Notes for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust provided by the Servicer to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Notes of such Beneficial Owners are credited.

         DTC has advised the Indenture Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes under the Sale and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. Cedel or the Euroclear Operator, as the case may be, will take any action permitted to be taken by an Owner under the Sale and Servicing Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Notes which conflict with actions taken with respect to other Notes.

         None of the Seller, the Servicer or the Indenture Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Definitive Notes will be issued to Beneficial Owners of the Book-Entry Notes, or their nominees, rather than to DTC, only if (a) DTC or the Seller advises the Indenture Trustee and the Note Insurer in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Notes and the Seller or the Indenture Trustee is unable to locate a qualified successor, (b) the Seller, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Owners representing a majority of the outstanding Percentage Interests of the Notes, advises the Indenture Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Indenture Trustee will be required to notify DTC (and request that DTC notify all Beneficial Owners) and the Note Insurer of the occurrence of such event and the availability through DTC of Definitive Notes. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Notes and instructions for re-registration, the Indenture Trustee will issue Definitive Notes, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Owners under the Sale and Servicing Agreement.

         Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Notes among Participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Certain Activities

         The Trust has not and will not: (i) issue securities (except for the Notes and the Residual Interest); (ii) borrow money (except for the Notes);
(iii) make loans; (iv) invest in securities for the purpose of exercising control; (v) underwrite securities; (vi) except as provided in the Sale and Servicing Agreement, engage in the purchase and sale (or turnover) of investments; (vii) offer securities in exchange for property (except Notes for the Mortgage Loans); or (viii) repurchase or otherwise reacquire its securities. See "Description of the Securities -- Reports To Securityholders" in the Prospectus for information regarding reports to the Owners.

                                   THE SELLER

         First Alliance Mortgage Company (the "Seller") , was incorporated in the State of California on May 13, 1975 and has been actively involved in the mortgage lending business since its founding. The Seller is a consumer finance company with headquarters in Irvine, California. The Seller originates, purchases, sells and services non-conventional mortgage loans through __ retail branch offices located in the United States. In July 1996, the Seller became a wholly owned subsidiary of FACO pursuant to a reorganization in connection with the initial public offering of the Class A Common Stock of FACO. The Seller and all of its predecessors have been located in Orange County, California. All Mortgage Loans included in the Trust were originated in the United States and are secured by Mortgaged Properties located in the United States.

         The Seller maintains its corporate headquarters at 17305 Von Karman Avenue, Irvine, California 92614-6203. Its telephone number is (949) 224-8500.

         The Seller has performed a review of its computer systems and hardware to identify processes which may be affected by Year 2000 problems. The Seller has implemented a formal five-step plan to address the Year 2000 issue: (1) Awareness, (2) Inventory, (3) Assessment, (4) Renovation and (5) Testing and Implementation. The plan addresses hardware and software purchased or leased from outside vendors, in-house developed software, telecommunication equipment and facilities. All five steps of the plan have been completed, and the Seller has determined that the baseline versions of its in-house developed products are Year 2000 compliant, however, the Seller will continue to conduct further testing and implementation throughout 1999 to protect against unforeseen events. Because the majority of the Seller's computer software and hardware has been purchased or developed recently and was designed to be Year 2000 compliant, the Seller does not expect its costs to be material in addressing the Year 2000 issue.

         The Seller has received written assurances from each of its significant outside vendors that each has properly addressed and converted its systems to be Year 2000 compliant. While the Seller is not presently aware of any significant exposure, the Seller cannot guarantee the Year 2000 readiness of its vendors. A contingency plan for outside vendors has not yet been developed for dealing with the most reasonably likely worst case scenario, and such scenario has not yet been clearly identified.

                THE NOTE INSURANCE POLICIES AND THE NOTE INSURER

         The Note Insurer, in consideration of the payment of the premium and subject to the terms of the Note Insurance Policies, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee, or its successor, as indenture trustee for the Owners, on behalf of the Owners from the
Note Insurer, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Note Insurer's obligations under the Note Insurance Policies with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Note Insurance Policies and no accelerated Insured Payments shall be made regardless of any acceleration of the Notes, unless such acceleration is at the sole option of the Note Insurer.

         Notwithstanding the foregoing paragraph, the Note Insurance Policies do not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

              [Description of Note Insurance Policy to be provided]

    [Description of Note Insurer and its financial statements to be provided]

                                THE OWNER TRUSTEE

         [_______________________] is the owner trustee (the "Owner Trustee") under the Trust Agreement. The Owner Trustee is a ____________________________ and its principal offices are located in ____________________.

         Neither the Owner Trustee nor any director, officer or employee of the Owner Trustee will be under any liability to the Trust or the Owners under the Trust Agreement under any circumstances, except for the Owner Trustee's own misconduct, gross negligence, bad faith or grossly negligent failure to act or in the case of the inaccuracy of certain representations made by the Owner Trustee in the Trust Agreement. All persons into which the Owner Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Owner Trustee under the Trust Agreement.

                              THE INDENTURE TRUSTEE

         [______________________], a ________________________, will act as indenture trustee (the "Indenture Trustee") under each Indenture. Copies of the Indentures will be provided by the Indenture Trustee without charge upon written request. Requests should be addressed to the Indenture Trustee at ____________________________, Attention: First Alliance Mortgage Loan Trust
____-_.

                                 ADMINISTRATION

         In addition to the provisions of the Agreements summarized elsewhere in this Prospectus Supplement, there is set forth below a summary of certain other provisions of the Agreements.

Formation of the Trust

         On the Closing Date, the Trust will be created and established pursuant to the Trust Agreement. On such date, the Seller will sell, without recourse, the Initial Mortgage Loans to the Trust pursuant to the Sale and Servicing Agreement dated as of ______ __, ____ among the Seller, the Servicer, the Oversight Agent and the Indenture Trustee (the "Sale and Servicing Agreement"). The Trust will issue each series of the Notes pursuant to the related Indenture.

         The property of the Trust shall include all money, instruments and other property to the extent such money, instruments and other property are subject or intended to be held in trust for the benefit of the Owners and the
Note Insurer, as their interests may appear, and all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Indenture Trustee in the Note Account, the Pre-Funding Account and the Capitalized Interest Account and by the Servicer in the Principal and Interest Account (except as otherwise provided in the Sale and Servicing Agreement), each to be created pursuant to the Sale and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any insurance policies relating to the Mortgage Loans and any rights of the Seller under any insurance policies, (v) Net Liquidation Proceeds with respect to any Liquidated Loan, (vi) the Note Insurance Policies and (vii) the proceeds of the foregoing (collectively, the "Trust Estate").

         The Notes will not represent an interest in or an obligation of, nor will the Mortgage Loans be guaranteed by, any Originator, the Seller, the Servicer, the Oversight Agent, the Owner Trustee or the Indenture Trustee.

Sale of Mortgage Loans

         On the Closing Date the Seller will sell without recourse to the Trust all right, title and interest of the Seller in each Initial Mortgage Loan listed on the related schedules of the Mortgage Loans delivered to the Indenture Trustee, prior to the Closing Date with respect to the Initial Mortgage Loans and prior to each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans (the "Schedules of Mortgage Loans") and all of its right, title and interest in all scheduled payments due on each Initial Mortgage Loan after the Cut-Off Date (or on each Subsequent Mortgage Loan after the related Subsequent Cut-Off Date). The Trust will pledge each Mortgage Loan to the Indenture Trustee for the benefit of the Owners of the Notes and the Note Insurer pursuant to the Indentures.

         In connection with the sale of the Initial Mortgage Loans on the Closing Date and the Subsequent Mortgage Loans on each Subsequent Transfer Date, the Seller will be required to deliver to the Indenture Trustee, at least five Business Days prior to the Closing Date or Subsequent Transfer Date, as applicable, a file consisting of (i) the original Mortgage Notes or certified copies thereof, endorsed by the Originator thereof in blank or to the order of the holder, (ii) originals of all intervening assignments, showing a complete chain of title from origination to the applicable Originators, if any, including warehousing assignments, with evidence of recording thereon, (iii) originals of all assumption and modification agreements, if any, (iv) the original assignment of the Mortgage to the Indenture Trustee or in blank in recordable form, (v) either: (a) the original Mortgage, with evidence of recording thereon, or a certified copy of the Mortgage as recorded, or (b) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, (vi) evidence of title insurance with respect to the Mortgaged Property in the form of a binder or commitment and (vii) at the Seller's expense, an opinion of counsel with respect to the sale and perfection of all Subsequent Mortgage Loans delivered to the Indenture Trustee in form and substance satisfactory to the Indenture Trustee and the Note Insurer. The Indenture Trustee will agree, for the benefit of the Owners and the Note Insurer, as their interests may appear, to review each such file on or before the Closing Date or the Subsequent Transfer Date, as applicable, and again within 90 days after the Closing Date or the Subsequent Transfer Date, as applicable, to ascertain that all required documents (or certified copies of documents) have been executed and received.

         Pursuant to the terms of the Sale and Servicing Agreement, the Seller shall assign to the Indenture Trustee for the benefit of the holders of the Notes and the Note Insurer, as their interests may appear, all of the Seller's right, title and interest in each Master Loan Transfer Agreement insofar as it relates to the representations and warranties made therein by the Originators and the Seller in respect of the origination of the Mortgage Loans and the remedies provided for breach of such representations and warranties. Upon discovery by the Indenture Trustee of a breach of any representation, warranty or covenant which materially and adversely affects the interests of the Owners in a Mortgage Loan or of the Note Insurer, the Indenture Trustee will promptly notify the Originator, the Seller and the Note Insurer. The Originators and the Seller will have 60 days from its discovery or its receipt of such notice to cure such breach or the Seller is obligated to repurchase the Mortgage Loan.

         The Seller is additionally required to cause to be prepared and submitted for recording, within 75 business days of the Closing Date with respect to the Initial Mortgage Loans, or Subsequent Transfer Date with respect to the Subsequent Mortgage Loans (or, if original recording information is unavailable, within such later period as is permitted by the Sale and Servicing Agreement) assignments of the Mortgages from the Originators (other than the Seller) to the Seller and then from the Seller to the Indenture Trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien of the Trust thereof as against creditors of or purchasers from the Originators; provided, however, that if the Seller furnishes to the Indenture Trustee executed recordable assignments of the Mortgages and to the Indenture Trustee and the Note Insurer an opinion of counsel to the effect that no such recording is necessary to perfect the Indenture Trustee's interests in the Mortgages with respect to any of the relevant jurisdictions, then such recording will not be required with respect to such jurisdictions. However, the Note Insurer may require recordation at a future date at its reasonable discretion.

Delinquency Advances and Compensating Interest

         First Alliance Mortgage Company, in its capacity as servicer (in such capacity, the "Servicer") will be obligated to make advances ("Delinquency Advances") with respect to delinquent payments of interest (at the related Mortgage Rate less the Servicing Fee Rate, as defined below) and scheduled principal due on each Mortgage Loan to the extent that such Delinquency Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan. Delinquency Advances are recoverable from (i) future collections on the Mortgage Loan which gave rise to the Delinquency Advance, (ii) Liquidation Proceeds for such Mortgage Loan and
(iii) from certain excess moneys which would otherwise be paid to the Owners of the Residual Interest.

         In addition, the Servicer will also be required to deposit in the Principal and Interest Account with respect to any Prepayment received on a Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor, an amount equal to the difference between
(x) 30 days' interest at such Mortgage Loan's Mortgage Rate (less the Servicing
Fee) on the scheduled principal balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to such Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer will not be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer for such Remittance Period or to cover shortfalls in collections of interest due to curtailments.

         Any failure by the Servicer to remit to the Indenture Trustee a Delinquency Advance or Compensating Interest to the extent required under the Sale and Servicing Agreement will constitute an event of default under the Sale and Servicing Agreement, in which case, upon the removal of the Servicer, the Oversight Agent or the successor Servicer will be obligated to make such advances in accordance with the terms of the Sale and Servicing Agreement. See "Description of the Securities -- Advances" in the Prospectus.

         The "Servicing Fee" as of any Payment Date is equal to the product of
(x) one-twelfth of the Servicing Fee Rate and (y) the aggregate loan balances of the Mortgage Loans.

         The "Servicing Fee Rate" is equal to ____% per annum, payable monthly at one-twelfth the annual rate of the then-outstanding principal amount of each Mortgage Loan.

Removal and Resignation of the Servicer

         The Sale and Servicing Agreement provides that the Servicer shall be hired for a term of no longer than two calendar months, and may be re-hired for additional terms of no longer than two calendar months each, but only with the consent of the Note Insurer, in its sole and absolute discretion. The Servicer may not resign from its obligations and duties thereunder, or not agree to be re-hired, except in connection with a permitted transfer of servicing, unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it. No such resignation will become effective until the Oversight Agent (or an affiliate thereof) or a successor Servicer has assumed the Servicer's obligations and duties under the Sale and Servicing Agreement. In addition, during any term, the Note Insurer, the Indenture Trustee or the Owners with the consent of the Note Insurer, will have the right, pursuant to the Sale and Servicing Agreement, to remove the Servicer upon the occurrence of any of:

               o the continuing failure of the Servicer to deliver to the Indenture Trustee any proceeds or required payment for a period of five business days after written notice;

               o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Servicer and certain actions by the Servicer indicating its insolvency or inability to pay its obligations;

               o the continuing failure of the Servicer to perform any one or more of its material obligations under the Sale and Servicing Agreement for a period specified in the Sale and Servicing Agreement; or

               o the failure of the Servicer to cure any breach of any of its representations and warranties set forth in the Sale and Servicing Agreement which materially and adversely affects the interests of the Owners or the Note Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof.

         The Sale and Servicing Agreement additionally provides that the Note Insurer may remove the Servicer upon the occurrence of any of the following events:

               o with respect to any Payment Date, if the sum of the Fixed Rate Group and Variable Rate Group Total Available Funds will be less than the sum of the Monthly Payment Amounts with respect to all of the Notes, in respect of such Payment Date; provided, however, that the Note Insurer will have no right to remove the Servicer pursuant to the provision described in this clause (i) if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that such event was due to circumstances beyond the control of the Servicer;

               o the failure by the Servicer to make any required Servicing Advance (as defined in the Sale and Servicing Agreement);

               o the failure of the Servicer to perform one or more of its obligations under the Sale and Servicing Agreement and the continuance thereof for a period of thirty (30) days or such longer period as agreed to in writing by the Note Insurer;

               o the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest by the Remittance Date;

               o if the delinquency or loss levels applicable to the Mortgage Loans exceed certain "trigger" levels set forth in the Sale and Servicing Agreement; or

               o certain other events described in the Sale and Servicing Agreement.

[An Oversight Agent may be appointed pursuant to the Sale and Servicing Agreement, and if so appointed, such Oversight Agent shall have the following duties.]

The Oversight Agent

         [_______________________] ("_______"), as the oversight agent (the
"Oversight Agent"), will oversee and monitor the Servicer's performance of the loan servicing functions under the Sale and Servicing Agreement.

         [Description of Oversight Agent to be provided]

Oversight Agent Duties

         The Oversight Agent will be responsible for performing loan level review and backup servicing functions for the Mortgage Loans pursuant to the Sale and Servicing Agreement. As compensation for performing its duties as the Oversight Agent, including its oversight functions, the Oversight Agent will be entitled to a monthly fee (the "Oversight Agent Fee") from which the Oversight Agent will pay a fee to the Indenture Trustee. The Trust, and in certain cases the Seller and the Servicer, will reimburse and indemnify the Oversight Agent and the Indenture Trustee for certain liabilities, costs and expenses incurred by each of them.

         Under the Sale and Servicing Agreement, the Oversight Agent will perform the following loan review and backup servicing functions:

         (1) The Oversight Agent will periodically review the servicing reports, loan level information and other relevant information as may be reasonably required by the Oversight Agent pursuant to the Sale and Servicing Agreement;

         (2) If the reports submitted by the Servicer are materially inaccurate or incomplete, then the Oversight Agent will prepare and submit exception reports to the Indenture Trustee, the Note Insurer and the Rating Agencies and notify the Indenture Trustee, the Note Insurer and the Rating Agencies of any event of default of which the Oversight Agent has actual knowledge, with respect to the Servicer under the Sale and Servicing Agreement; and

         (3) If the Servicer is not rehired or is terminated as Servicer under the Sale and Servicing Agreement, then the Oversight Agent will accept appointment as, or cause another entity (which may be an affiliate of the Oversight Agent) reasonably acceptable to the Note Insurer to act as, the successor servicer thereunder.

         Under the Sale and Servicing Agreement, the Servicer will facilitate the review and backup servicing functions of the Oversight Agent as follows:

         (1) the Servicer will comply with the terms of the various agreements it is entering into in connection with the Mortgage Loans, including but not limited to, the Sale and Servicing Agreement;

         (2) the Servicer will provide to the Oversight Agent certain information regarding the Mortgage Loans and its servicing activities of such Mortgage Loans; and

         (3) the Servicer will permit the Oversight Agent to inspect the Servicer's books and records.

         In certain circumstances, the Oversight Agent may resign or be removed, in which event another third-party oversight agent will be sought to become the successor oversight agent. The Oversight Agent has the right to resign under the Sale and Servicing Agreement upon 30 days' notice or any time on or after one year from the Closing Date. No removal or resignation of the Oversight Agent will become effective until the Indenture Trustee, or a successor oversight agent, reasonably acceptable to the Note Insurer, has assumed the Oversight Agent's responsibilities and obligations under the Sale and Servicing Agreement.

Redemption of the Notes

         At its option, on the Clean-Up Call Date or any Payment Date thereafter the Servicer (and the Oversight Agent in the event the Servicer does not exercise its option) may redeem all of the Notes at the Termination Price. Upon such redemption, the Indentures shall be terminated. The Notes will be redeemed upon payment of the Termination Price, and the payment of the amount set forth in clause (i) of the definition of Termination Price to the Owners of the Notes shall be in lieu of the payment otherwise required to be made to the Owners on such Payment Date in respect of the Notes.

         The "Termination Price" is equal to the sum of:

               o the then outstanding aggregate Note Principal Balance plus all accrued and unpaid interest thereon (and with respect to the Series ____-__A Notes, any Available Funds Cap Carry-Forward Amount);

               o      any Fees and Expenses due and unpaid on such date;

               o      the payment of all amounts owed to the Note Insurer; and

               o any unreimbursed Delinquency Advances and Servicing Advances (as defined in the Sale and Servicing Agreement) with respect to the Mortgage Loans.

         The Termination Price will be distributed first, to the payment of any outstanding Fees and Expenses, second, to the Note Insurer, all amounts owed thereto, third, to the Servicer for unreimbursed Servicing Advances and Delinquency Advances and fourth, to the Owners of the Notes in an amount equal to the then outstanding Note Principal Balance plus all accrued and unpaid interest thereon (plus any Available Funds Cap Carry-Forward Amount). Any amounts remaining will be distributed to the holders of the Residual Interest. Under certain circumstances described in the Sale and Servicing Agreement, the Oversight Agent or the Note Insurer may also exercise such redemption rights and acquire all the Mortgage Loans from the Trust and thereby effect a redemption of the Notes and terminate the Indentures, if the Servicer and the Oversight Agent do not do so.

Provisions Relating to the Indenture Trustee

         Each Indenture will provide that the Indenture Trustee may resign at any time, upon notice to the Owner Trustee, the Note Insurer, the Servicer and each Rating Agency, in which event the Owner Trustee, on behalf of the Trust (with the consent of the Note Insurer) will be obligated to appoint a successor Indenture Trustee. The Owner Trustee, on behalf of the Trust, or the Note Insurer may remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee. Each Indenture will provide that the Indenture Trustee is under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Owners, unless such Owners shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. The Indenture Trustee may execute any of the rights of powers granted by the Indenture or perform any duties thereunder either directly or by or through agents or attorneys, and the Indenture Trustee is responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it thereunder. Pursuant to each Indenture, the Indenture Trustee is not liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under such Indenture. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee may rely and will be protected in acting or refraining from acting in good faith in reliance on any certificate, notice or other document of any kind prima facie properly executed and submitted by the authorized officer of any person respecting any matters arising under each Indenture.

The Indentures

         Pursuant to each Indenture, the Indenture Trustee shall, upon the direction of the Note Insurer (unless a Note Insurer Default (as defined in the Sale and Servicing Agreement) has occurred and is continuing), direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee (including acceleration of the Notes) or exercising any trust or power conferred on the Indenture Trustee.

         An "Event of Default" with respect to a series of Notes is defined in the Indenture relating to such series as follows: (a) a default by the Trust in the payment of any Current Interest or Principal Payment Amount on any Note when the same becomes due and payable (provided that for purposes of this clause, with respect to the Series _____-__A Notes, the Available Funds Cap Carry-Forward Amount does not constitute interest due and payable); (b) a default in the observance or performance of any covenant or agreement of the Trust in the Indenture, or any representation or warranty of the Trust made in the Indenture, the Insurance Agreement, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant thereto proving to have been incorrect in any material respect as of the time made, and the continuation of any such default, or the circumstance in respect of which any representation or warranty not having been cured, as the case may be, for a period of thirty days after notice is given to the Trust by the Indenture Trustee, or to the Trust and the Indenture Trustee by the Owners of a majority of the Percentage Interest of the Notes and, (c) certain events of bankruptcy, insolvency, receivership or reorganization of the Trust.

         In case an Event of Default should occur and be continuing, the Indenture Trustee shall, only at the direction of the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Owners of the related series of Notes representing not less than a majority of the Percentage Interest of such series of Notes may declare all the Notes to be immediately due and payable. Such declaration may under certain circumstances be rescinded by the
Note Insurer, or if a Note Insurer Default exists, the Owners of Notes representing a majority of the Percentage Interest of such series of Notes.

         If, following an Event of Default, a series of Notes has been declared to be due and payable, the Indenture Trustee may, only at the direction of the
Note Insurer (unless a Note Insurer Default has occurred and is continuing), in its discretion, refrain from selling such assets and continue to apply all amounts received on such assets to payments due on such Notes in accordance with their terms, notwithstanding the acceleration of the maturity of such Notes. In addition, if following an Event of Default, a series of Notes has been declared to be due and payable, the Indenture Trustee may, only at the direction of the
Note Insurer, sell all or part of the assets included in the Trust Estate, in which event the collections on, or the proceeds from the sale of, such assets will be applied as follows:

               o to the payment of the fees of the Indenture Trustee and the Owner Trustee which have not been previously paid;

               o to the Note Insurer, any premium amount then due and unpaid;

               o      to the Servicer for the Servicing Fee then due and unpaid;

               o to the Owners, the amount of interest then due and unpaid on the Notes, pro rata;

               o to the Owners, the amount of principal then due and unpaid on the Notes, pro rata;

               o to the payment of amounts due and owing to the Note Insurer, to the extent not previously reimbursed;

               o to the Owners of the Series _____-__A Notes, the Available Funds Cap Carry-Forward Amount then unpaid; and

               o to the Trust Paying Agent, the amounts to be distributed, pro rata, to the owners of the Residual Interest.

         No Owner of any Note shall have any right to institute any proceeding with respect to the Indenture unless (i) such Owner has previously given written notice to the Indenture Trustee of a continuing Event of Default; (ii) the Owners of a majority of the Percentage Interest of the Notes have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee; (iii) such Owner has offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request; (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; (v) no direction inconsistent with such written request has been given to the

Indenture Trustee during such 60-day period by the Owners of a majority of the Percentage Interest of the Notes; and (vi) the Note Insurer consents to the institution of such proceeding.

Voting

         Unless otherwise specified in an Indenture, with respect to any provisions of such Indenture providing for the action, consent or approval of the Owners evidencing specified "Voting Interests", each Owner will have a Voting Interest equal to the Percentage Interest represented by such Owner's Note. Any Note registered in the name of the Trust or any affiliate thereof will be deemed not to be outstanding, and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Interests necessary to take any such action, or effect any such consent, has been obtained.

Governing Law

         The Agreements and each Note will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

Termination of the Trust Estate

         Each Indenture will provide that the portion of the Trust Estate relating thereto will terminate upon the payment to the Owners of all Notes of such series from amounts other than those available under the related Note Insurance Policy of all amounts required to be paid such Owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the related Mortgage Loan Group,
(b) the disposition of all property acquired in respect of any Mortgage Loan in the related Mortgage Loan Group remaining in the Trust Estate or (c) the Last Scheduled Payment Date relating to such series of Notes.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following section discusses certain of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes. Such section must be considered only in connection with "Certain Federal Income Tax Consequences" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

         No election will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes.

         Upon issuance of the Notes, Arter & Hadden LLP, special tax counsel, will deliver its opinion that each series of Notes will be treated as newly originated debt obligations and not as representing an ownership interest in the Trust Estate or an equity interest in the Trust or the Seller. In addition, for federal income tax purposes, the Trust will not be classified (i) as an association taxable as a corporation, (ii) a taxable mortgage pool as defined in
Section 7701(i) of the Code or (iii) a "publicly traded partnership" as defined in Treasury Regulations Section 1.7704-1. Each Owner of a Note, by its acceptance of a Note, will agree to treat the Notes as indebtedness. It is anticipated that the Notes will be issued without original issue discount for federal income tax purposes. However, it is possible that the Internal Revenue Service could treat a portion of the additional interest which would become payable on the Notes after the CleanUp Call Date as original issue discount. Owners are urged to consult their tax advisor with respect to the tax consequences of holding the Notes.

         The prepayment assumption to be used in determining whether the Series _____-__A Notes are issued with original issue discount and the rate of accrual of original issue discount is a [CPR of 30%] and the prepayment assumption to be used in determining whether the Series _____-__F Notes are issued with original issue discount and the rate of accrual of original issue discount is a [HEP of 27%]. No representation is made as to the actual rate at which the Mortgage Loans in either Mortgage Loan Group will prepay. See "Certain Federal Income Tax Consequences -- Discount and Premium -- Original Issue Discount" in the Prospectus.

         The Notes will not represent "real estate assets" for purposes of
Section 856(c)(5)(A) of the Code or "[l]oans . . . principally secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. The Notes will also not be treated as "qualified mortgages" under
Section 860G(a)(3)(C) of the Code.

                             STATE TAX CONSEQUENCES

         In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Notes. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on those employee benefit plans and individual retirement arrangements (and entities whose underlying assets include plan assets by reason of such a plan's or arrangement's investment in such entities) to which it applies (each, a "Plan") and on those persons who are fiduciaries with respect to such Plans. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Notes should consult with counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Notes. See "ERISA Considerations -- Plan Asset Regulations," "-- Prohibited Transaction Class Exemption," "-- Tax Exempt Investors" and "--Consultation with Counsel" in the Prospectus.

         Section 406 of ERISA prohibits Plans from engaging in certain transactions involving the assets of such Plans with Parties in Interest with respect to such Plans, unless a statutory, regulatory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on Plan fiduciaries and Parties in Interest (or "disqualified persons" under the Code) that engage in "prohibited transactions" involving assets of a Plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to Section 4975 of the Code, and disqualified persons with respect to such arrangements and plans, also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Furthermore, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 510 U.S. 86 (1993) an insurance company that invests in the Notes may be subject to excise taxes and other penalties if such insurance company's general account is deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract).

         The Department of Labor (the "DOL") has issued a regulation (the "Plan Asset Regulation") describing what constitutes the assets of a Plan when the Plan acquires an equity interest in another entity. The Plan Asset Regulation states that, unless an exception described in the regulation is applicable, the underlying assets of an entity are considered, for purposes of ERISA, to be the assets of the investing Plan. Pursuant to the Plan Asset Regulation, if the assets of the Trust were deemed to be plan assets by reason of a Plan's investment in any Notes, such plan assets would include an undivided interest in each asset of the Trust, and the purchase, sale or holding of any Note by a Plan subject to Section 406 of ERISA or Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

         It is expected that the Exemption will apply to the acquisition and holding by Plans of the Notes and that all conditions for exemptive relief (other than those within the control of the investors) will be satisfied.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, as amended by PTE 97-34, and the potential consequences in their specific circumstances, prior to making an investment in the Notes. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Notes is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                     RATINGS

         It is a condition of the original issuance of the Notes that they receive ratings of AAA by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Aaa by Moody's Investors Service, Inc. ("Moody's"). [Other Rating Agencies, if applicable.] The ratings issued by Standard & Poor's and Moody's on the payment of principal and interest on the Series ______-__A Notes do not cover the payment of the Available Funds Cap Carry-Forward Amount. The ratings assigned to the Notes will be based on the claims-paying ability of the Note Insurer.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The security rating assigned to the Notes should be evaluated independently of similar security ratings assigned to other kinds of securities.

         Explanations of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York, 10007 and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 25 Broadway, New York, New York 10004. Such ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Notes.

                         LEGAL INVESTMENT CONSIDERATIONS

         The Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the Notes.

         The Seller makes no representations as to the proper characterization of the Notes for legal investment or other purposes, or as to the ability of particular investors to purchase the Notes under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Notes. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Notes constitute a legal investment or are subject to investment, capital or other restrictions.

                                  UNDERWRITING

         Under the terms and subject to the conditions set forth in the Underwriting Agreement for the sale of the Notes, dated _________ __, _____, the Seller has agreed to cause the Trust to sell to each of the Underwriters named below (the "Underwriters"), and each of the Underwriters has severally agreed to purchase the principal amount of the Notes set forth opposite its name below:

                                Series - A Notes
                                ----------------
              Underwriter                                      Principal Amount
              -----------                                      ----------------



                                Series - F Notes
                                ----------------
              Underwriter                                      Principal Amount
              -----------                                      ----------------

         The Underwriters have advised the Seller that they propose to offer the Notes for sale from time to time in one or more negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices. The Underwriters may effect such transactions by selling such Notes to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters or purchasers of the Notes for whom they may act as agent. Any dealers that participate with the Underwriters in the distribution of the Notes purchased by the Underwriters may be deemed to be underwriters, and any discounts or commissions received by them or the Underwriters and any profit on the resale of Notes by them or the Underwriters may be deemed to be underwriting discounts or commissions under the Securities Act.

         Proceeds to the Seller, including accrued interest, are expected to be approximately _______% of the aggregate principal balance of the Notes, before deducting expenses payable by the Seller in connection with the Notes, estimated to be $_______. In connection with the purchase and sale of the Notes, the Underwriters may be deemed to have received compensation from the Seller in the form of underwriting discounts.

         The Seller has agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

         Immediately prior to the sale of the Mortgage Loans to the Trust, the Mortgage Loans were subject to financing provided by affiliates of the Underwriters. The Seller will apply a portion of the proceeds it receives from the sale of the Notes to repay such financing.

         The Seller has been advised by the Underwriters that the Underwriters presently intend to make a market in each series of Notes, as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in any series of Notes and such market-making may be discontinued at any time at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Notes.

                                     EXPERTS

                                [To Be Provided]

                              CERTAIN LEGAL MATTERS

         Certain legal matters relating to the validity of the issuance of the Notes will be passed upon for the Seller and the Servicer by Arter & Hadden LLP, Washington, D.C. Certain legal matters relating to insolvency issues and certain federal income tax matters concerning the Notes will be passed upon for the Seller by Arter & Hadden LLP. Certain legal matters relating to the validity of the Notes will be passed upon for the Underwriters by ________________,
________________.

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered First Alliance Mortgage Loan Trust ____-_ Adjustable Rate Mortgage Loan, Asset Backed Notes, Series ____-__A and _____% Fixed Rate Mortgage Loan, Asset Backed Notes, Series ____-__F (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedel") or The Euroclear System ("Euroclear") (in Europe). The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors through Cedel and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Cedel and Euroclear and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Notes will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their Relevant Depositary which in turn will hold such positions in their accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed certificates issues in same-day funds.

         Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC, Seller and Cedel or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel

Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the Relevant Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360 day year of twelve 30 day months, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

         Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their account one day later.

         As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although the result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for crediting Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to credit the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360 day year comprised of twelve 30 day months. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

(a) borrowing through Cedel or Euroclear for one day (until the purchase side of the trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

(b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

(c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

         Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for Non-U.S. Persons (Form W-8). Beneficial Owners of Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for Non-U.S. Persons with effectively connected income (Form
4224). A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for Non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by Owners or their agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds the security (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any state thereof (including the District of Columbia) or (iii) an estate or the income of which is includible in gross income for United States tax purposes, regardless of its source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. The term "Non-U.S. Person" means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities.

Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities or with the application of recently issued Treasury Regulations relating to tax documentation requirements that are generally effective with respect to payments made after December 31, 1999. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

================================================================================

                                   $----------


                    FIRST ALLIANCE MORTGAGE LOAN TRUST ____-_


   $_______ Adjustable Rate Mortgage Loan, Asset Backed Notes, Series _____-__ $_______ ____% Fixed Rate Mortgage Loan, Asset Backed Notes, Series ____-__




                         First Alliance Mortgage Company
                             as Seller and Servicer




                   ------------------------------------------
                              PROSPECTUS SUPPLEMENT
                                -------- --, ----
                   ------------------------------------------




                                 [Underwriters]


                                 ---------------

================================================================================

                                   APPENDIX A
                  INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS

Accrual Period ............................................................S-32
Actuarial Loans............................................................S-25
Advances...... ............................................................S-30
Agreements.................................................................S-30
Appraised Values...........................................................S-17
Available Funds............................................................S-37
Available Funds Cap........................................................S-31
Available Funds Cap Carry-Forward Amount...................................S-32
Available Funds Shortfall..................................................S-36
Beneficial Owners..........................................................S-39
Book-Entry Notes...........................................................S-39
Capitalized Interest Account...............................................S-38
Cede.......................................................................S-39
Cedel......................................................................S-39
Cedel Participants.........................................................S-40
Chase......................................................................S-39
Clean-Up Call Date.........................................................S-32
Closing Date.. ............................................................S-28
CLTV.......................................................................S-16
Compensating Interest......................................................S-45
Cooperative................................................................S-41
CPR........................................................................S-27
Current Interest...........................................................S-32
Cut-Off Date...............................................................S-15
Definitive Note............................................................S-39
Delinquency Advances.......................................................S-45
Determination Date.........................................................S-31
DOL........................................................................S-51
DTC........................................................................S-39
DTC Participants...........................................................S-40
Due Date...................................................................S-31
Due Period.................................................................S-34
Euroclear..................................................................S-39
Euroclear Operator.........................................................S-41
Euroclear Participants.....................................................S-41
European Depositaries......................................................S-39
Event of Default...........................................................S-49
Excess Subordinated Amount.................................................S-35
Fannie Mae.................................................................S-27
Fees and Expenses..........................................................S-34
Financial Intermediary.....................................................S-39
Fixed Rate Group...........................................................S-13
Fixed Rate Group Available Funds...........................................S-37
Fixed Rate Group Total Available Funds.....................................S-37
Freddie Mac... ............................................................S-27
Funding Period ............................................................S-38
Group......................................................................S-13
Indenture..................................................................S-15
Indenture Trustee..........................................................S-44
Initial Mortgage Loans.....................................................S-13
Insurer Reimbursable Amount................................................S-36
Interest Carry Forward Amount..............................................S-32
Interest Determination Date................................................S-38
Junior Lien Ratio..........................................................S-17
Last Scheduled Payment Date................................................S-27
LIBOR......................................................................S-38
Liquidated Mortgage Loan...................................................S-34
LTV........................................................................S-16
Modeling Assumptions.......................................................S-28
Monthly Payment Amount.....................................................S-33
Monthly Remittance Amount..................................................S-30
Moody's....... ............................................................S-52
Mortgage Loan Group........................................................S-13
Mortgage Loans ............................................................S-15
Mortgage Notes ............................................................S-15
Mortgage Rate  ............................................................S-25
Mortgaged Properties.......................................................S-13

Mortgages..................................................................S-13
Mortgagor..... ............................................................S-25
Net Monthly Excess Cashflow................................................S-36
Net Monthly Excess Spread..................................................S-34
Norwest....................................................................S-47
Note Account...............................................................S-30
Note Principal Balance.....................................................S-30
Note Rate..................................................................S-31
Original Pre-Funded Amount.................................................S-38
Originators    ............................................................S-13
Oversight Agent............................................................S-47
Oversight Agent Fee........................................................S-47
Owner Trustee  ............................................................S-43
Owners.....................................................................S-30
Participants...............................................................S-39
Payment Date.. ............................................................S-31
Percentage Interest........................................................S-31
Plan.......................................................................S-51
Plan Asset Regulation......................................................S-51
PPC........................................................................S-27
Pre-Funded Amount..........................................................S-38
Pre-Funding Account........................................................S-38
Prepayment.................................................................S-26
Prepayment Assumption......................................................S-27
Principal Carry-Forward Amount.............................................S-33
Principal Payment Amount...................................................S-32
Realized Loss. ............................................................S-35
Record Date................................................................S-31
Relevant Depositary........................................................S-39
Remittance Date............................................................S-30
Remittance Period..........................................................S-31
Residual Interest..........................................................S-15
Rules......................................................................S-39
Sale and Servicing Agreement...............................................S-44
Schedules of Mortgage Loans................................................S-44
Seller.....................................................................S-42
Series ____-__A Formula Note Rate..........................................S-31
Series ____-__A Notes......................................................S-30
Series ____-__F Notes......................................................S-30
Servicer...................................................................S-45
Servicing Fee..............................................................S-46
Servicing Fee Rate.........................................................S-46
Six-Month LIBOR Loans......................................................S-20
Specified Subordinated Amount..............................................S-35
Standard & Poor's..........................................................S-52
Step Loans.................................................................S-20
Subordinated Amount........................................................S-34
Subordination Deficit......................................................S-35
Subordination Increase Amount..............................................S-35
Subordination Reduction Amount.............................................S-35
Subsequent Mortgage Loans..................................................S-15
Subsequent Transfer Date...................................................S-38
Telerate Page 3750.........................................................S-38
Termination Price..........................................................S-48
Terms and Conditions.......................................................S-41
Total Available Funds......................................................S-37
Total Monthly Excess Cashflow..............................................S-36
Total Monthly Excess Spread................................................S-34
Trust......................................................................S-14
Trust Agreement............................................................S-14
Trust Estate...............................................................S-44
Underwriters...............................................................S-52
Variable Rate Group........................................................S-13
Variable Rate Group Available Funds........................................S-37
Variable Rate Group Total Available Funds..................................S-37

211767.2D

PROSPECTUS
                         First Alliance Mortgage Company
                                     Seller

                      Mortgage Loan Asset Backed Securities
                     (Issuable in Series by Separate Trusts)

                              --------------------

         We are offering securities, which may be in the form of asset-backed certificates or asset-backed notes. We will form a trust for each issue of securities, and each issue will have its own series designation and will evidence either:

         o    ownership interests in certain assets of the trust, or

         o    debt obligations secured by certain assets of the trust

         Each Trust --

--------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on page 6 of this prospectus.

The securities represent obligations of the trust only and do not represent interests in or obligations of any other entity.

This prospectus may be used to offer and sell any series of securities only if accompanied by a prospectus supplement for that series.
--------------------------------------------------------------------------------

         o will issue a series of asset-backed securities which will consist of one or more classes of securities,

         o    will own

              o a pool or pools of fixed or adjustable interest rate mortgage loans, each of which is secured by a first or junior lien on one-to-four family residential properties,

              o   funds on deposit in one or more accounts,

              o other assets described in this prospectus and the accompanying prospectus supplement,

         o may issue one or more other interests in the trust that will not be offered under this prospectus, and

         o may elect to have the assets of the trust characterized as a real estate mortgage investment conduit or financial asset securitization investment trust for tax purposes.

         Each Pool of Mortgage Loans --

         o will be sold to the related trust by the seller and will have been originated or acquired by the seller, and

         o    will be serviced by the servicer.

         Each Series of Securities --

         o will include one or more classes of certificates or notes that may be senior or subordinate to the rights of other classes in that series,

         o will represent the right to receive a specified portion of future interest and principal payments on the assets in the related trust,

         o will have one or more of the types of credit enhancement described in this prospectus, and

         o    will be paid only from the assets of the related trust.

         Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                       Prospectus dated September 2, 1999

                 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN
           THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

          We provide information to you about the securities in two separate documents that progressively provide more detail:

                  o this prospectus, which provides general information, some of which may not apply to a particular series of securities, including your securities, and

                  o the accompanying prospectus supplement relating to your series of securities, which describes the specific terms of your series of securities.

          You are urged to read both this prospectus and the related prospectus supplement in full. We cannot sell the securities of a series to you unless you have received both this prospectus and the related prospectus supplement.

          The prospectus supplement relating to a series of securities to be offered under this prospectus will state:

                  o the aggregate principal amount, interest rate and authorized denominations of each class of such series,

                  o certain information concerning the mortgage loans, the originator(s), the servicer and any sub-servicers,

                  o    information about the trustees and oversight agents,

                  o the order of payment on each class in a series of securities, and the extent of subordination of any class in the right to receive payments,

                  o the terms of any credit enhancement for each class of such series,

                  o information concerning any other assets of the related trust, including any reserve account or cash account,

                  o    the payment dates for such series,

                  o the initial and final scheduled payment dates of each class of such series, and any provisions for early termination of the trust,

                  o the method to be used to calculate the amount of principal and interest required to be paid in respect of each class of such series on each payment date,

                  o additional information with respect to the method of distribution of such series, and

                  o the federal income tax characterization of each class of such series, including whether the trust will make any REMIC or FASIT election.

          If the description of any matter varies between this prospectus and the accompanying prospectus supplement, you should rely on the information in the accompanying prospectus supplement.

          You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference to other public filings made by First Alliance Mortgage Company. We have not authorized anyone to provide you with any other information. We are not offering the securities in any state where the offer is not permitted. We do not claim that the information in this prospectus or the accompanying prospectus supplement is accurate as of any date other than the dates stated on their respective covers.

          We include cross references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The Table of Contents on the following page and the Table of Contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                       REPORTS TO OWNERS OF THE SECURITIES

          We will provide to the owners of the securities of each series certain monthly and annual reports concerning the securities and the related trust. For a more complete description of the reports please read the section entitled "Description of the Securities - Reports to Owners." If the prospectus supplement for a series of securities states that the securities will be issued in book-entry form, then the securities will be registered in the name of DTC and DTC, as the owner will receive the reports. The reports will then be forwarded to you by DTC Participants. See "Description of the Securities - Form of Securities".

                       WHERE YOU CAN FIND MORE INFORMATION

          We have filed a registration statement with the Securities and Exchange Commission (SEC), with respect to the securities. You can read and copy the registration statement and the exhibits at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, DC 20549. You can also read and copy such reports, registration statements and other information at the following regional offices of the SEC:

--------------------------------------------------------------------------------
        New York Regional Office             Chicago Regional Office
        Seven World Trade Center             Citicorp Center
        Suite 1300                           500 West Madison Street, Suite 1400
        New York, NY  10048                  Chicago, IL  60661
--------------------------------------------------------------------------------

          Please call the SEC at 1-800-SEC-0330 for more information about the public reference rooms or visit the SEC's web site at http://www.sec.gov to access available filings.

          The SEC allows us to "incorporate by reference" some of the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

          All documents that each trust files pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus and prior to the termination of the offering of the securities issued by that trust, will be incorporated by reference into this prospectus.

          We will provide you, upon your written or oral request, a copy of any or all of the documents incorporated by reference in this prospectus (other than certain exhibits to such documents and the documents incorporated by reference). Please direct your requests for copies to First Alliance Mortgage Company, 17305 Von Karman Avenue, Irvine, California 92614-6203, Attention: Director of Secondary Marketing, telephone number (949) 224-8500.

                                TABLE OF CONTENTS

Caption                                                                     Page
-------                                                                     ----
SUMMARY OF TERMS...............................................................1
      The Seller...............................................................1
      Securities Offered.......................................................1
      Payments.................................................................2
      Other Securities.........................................................2
      Subordinated Securities..................................................2
      Credit Enhancement.......................................................2
      Trustees.................................................................3
      Mortgage Loans...........................................................3
      Servicing................................................................3
      Collections..............................................................3
      Advances.................................................................4
      Pre-Funding..............................................................4
      Optional and Mandatory Termination.......................................4
      Tax Status...............................................................4
      Legal Investment.........................................................5
      ERISA....................................................................5
      Ratings..................................................................5
RISK FACTORS...................................................................6
THE TRUSTS....................................................................13
      The Mortgage Loans--General.............................................13
      Single Family Loans.....................................................18
THE MORTGAGE POOLS............................................................18
      General.................................................................18
      Description of the Mortgage Pools.......................................19
MORTGAGE LOAN PROGRAM.........................................................21
      Underwriting Guidelines.................................................21
      Streamline Refinance Program............................................25
      Qualifications of Originators...........................................25
      Sub-Servicers...........................................................27
      Representations by Originators..........................................27
      Sub-Servicing by Originators............................................30
      Oversight Agent.........................................................31
DESCRIPTION OF THE SECURITIES.................................................32
      General.................................................................32
      General Payment Terms of Securities.....................................33
      Form of Securities......................................................35
      Assignment of Mortgage Loans............................................36
      Forward Commitments; Pre-Funding........................................38
      Payments on Mortgage Loans; Deposits to
         Distribution Account.................................................39
      Withdrawals from the Principal and Interest
         Account..............................................................42
      Distributions...........................................................43
      Principal and Interest on the Securities................................44
      Advances................................................................45
      Reports to Owners.......................................................46
      Collection and Other Servicing Procedures...............................48
      Realization upon Defaulted Mortgage
         Loans................................................................49
SUBORDINATION.................................................................51
DESCRIPTION OF CREDIT
      ENHANCEMENT.............................................................52
      Financial Guaranty Insurance Policies...................................53
      Letter of Credit........................................................54
      Mortgage Pool Insurance Policies........................................54
      Special Hazard Insurance Policies.......................................55
      Bankruptcy Bonds........................................................55
      Reserve Funds...........................................................56
      Other Insurance, Guarantees and Similar
         Instruments or Agreements............................................56
      Cross-Support...........................................................56
      Overcollateralization...................................................57
      Cross-Collateralization.................................................57
      Maintenance of Credit Enhancement.......................................57
Caption                                                                     Page
-------                                                                     ----
      Reduction or Substitution of Credit
         Enhancement..........................................................58
HAZARD INSURANCE; CLAIMS
      THEREUNDER..............................................................59
      Hazard Insurance Policies...............................................59
THE SELLER....................................................................60
THE SERVICER..................................................................60
THE POOLING AND SERVICING
      AGREEMENT...............................................................60
      Servicing and Other Compensation and
         Payment of Expenses; Originator's
         Retained Yield.......................................................61
      Evidence as to Compliance...............................................62
      Removal and Resignation of the Servicer.................................62
      Resignation of the Oversight Agent......................................63
      Rights Upon Event of Default............................................63
      Amendment...............................................................64
      Termination; Retirement of Securities...................................65
      The Trustee.............................................................66
THE INDENTURE.................................................................66
      General.................................................................66
      Note Events of Default..................................................66
      Rights Upon Note Events of Default......................................67
      The Sale and Servicing Agreement........................................68
      Termination of the Trust Estate.........................................68
YIELD CONSIDERATIONS..........................................................68
MATURITY AND PREPAYMENT
      CONSIDERATIONS..........................................................71
CERTAIN LEGAL ASPECTS OF MORTGAGE
      LOANS AND RELATED MATTERS...............................................73
      Mortgages and Deeds of Trust............................................73
      Foreclosure.............................................................74
      Rights of Redemption....................................................75
      Anti-Deficiency Legislation and Other
         Limitations on Lenders...............................................75
      Environmental Legislation...............................................76
      Enforceability of Certain Provisions....................................77
      Certain Provisions of California Deeds
         of Trust.............................................................78
      Applicability of Usury Laws.............................................78
      Alternative Mortgage Instruments........................................79
      Soldiers' and Sailors' Civil Relief Act
         of 1940..............................................................79
CERTAIN FEDERAL INCOME TAX
      CONSEQUENCES............................................................80
      General.................................................................80
      Grantor Trust Securities................................................80
      REMIC Securities........................................................82
      Sales of REMIC Securities...............................................87
      Debt Securities.........................................................89
      Discount and Premium....................................................90
      Backup Withholding......................................................94
      Foreign Investors.......................................................94
ERISA CONSIDERATIONS..........................................................96
      Plan Asset Regulations..................................................96
      Prohibited Transaction Exemptions.......................................97
      Tax Exempt Investors...................................................101
      Consultation With Counsel..............................................102
LEGAL INVESTMENT MATTERS.....................................................102
USE OF PROCEEDS..............................................................103
METHODS OF DISTRIBUTION......................................................103
LEGAL MATTERS................................................................104
FINANCIAL INFORMATION........................................................105
RATING.......................................................................105
INDEX OF PRINCIPAL DEFINITIONS...............................................A-1

                                SUMMARY OF TERMS

This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the securities, you should carefully read the entire document and the accompanying prospectus supplement.

The Seller

The seller, First Alliance Mortgage Company, will form each trust to own the mortgage loans and certain other assets, and to issue each series of securities. The seller originated or acquired all the mortgage loans that it will sell to the trust in accordance with its credit and underwriting guidelines.

See "Mortgage Loan Program" for more detail.

Securities Offered

The trust will issue the securities of the related series on the terms specified in the prospectus supplement.

The offered securities are mortgage loan asset backed securities, that are either (i) certificates representing a beneficial ownership interest in the related trust or (ii) notes representing debt obligations of a trust, secured by assets of that trust.

The securities of each series are non-recourse obligations of the related trust, payable solely from the proceeds of trust assets. The securities are not the obligations of any other entity.

Each series of securities may be divided into one or more classes. If we so specify in the prospectus supplement, a series of securities may include classes that:

   o   are entitled to receive payments of principal only or interest only,

   o are entitled to receive principal only before or after other classes have received a specified amount of principal, or

   o are entitled to receive principal only after the occurrence of specific events or on a planned amortization schedule or a targeted amortization schedule.

In the case of securities entitled to receive interest payments, each class of a series will receive interest at a specified annual interest rate, which may be fixed or variable, and which may differ from the interest rate on other classes of the same series.

Each series of certificates will be issued under a pooling and servicing agreement between the seller, the servicer and the trustee. The pooling and servicing agreement creates the trust, identifies the particular assets of that trust and describes the terms of the certificates.

Each series of notes will be issued under an indenture between the trust and the indenture trustee. The seller will create the trust under a trust agreement between the seller and an owner trustee. The terms of the notes will be governed by the indenture.

The securities may be represented by global securities issued in book-entry form, in the name of Cede & Co., as nominee of The Depository Trust Company. In this case, you will not receive a definitive security representing your interest except in the limited circumstances described in the related prospectus supplement.

See "Description of the Securities -- Form of Securities" for more detail.

Unless otherwise specified in the related prospectus supplement, the securities of a series will not be guaranteed by any governmental agency or instrumentality or any other person or entity.

The seller and its affiliates may initially or permanently hold any class of securities issued by any trust.

Payments

Each prospectus supplement will specify:

   o   when payments will be made on the securities,

   o   the amount of each payment allocable to principal and interest, and

   o   how the amounts distributed will be determined.

Other Securities

For each series of certificates, the pooling and servicing agreement may also provide for the issuance of a residual interest, which represents the equity interest in the trust and will be subordinated to the certificates.

For each series of notes, the ownership interest in the trust will be evidenced by a residual interest issued under the trust agreement.

The residual interest in a trust will not be offered by this prospectus or any prospectus supplement.

Subordinated Securities

We may subordinate one or more classes of any series of securities, as specified in the prospectus supplement. The rights of owners of subordinated securities to receive any portion of principal and interest payments on the mortgage loans will be subordinated to the rights of owners of senior securities. Similarly, losses on the mortgage loans will be allocated first to the owners of subordinated securities and secondly, to the owners of the senior securities. Payments and losses will be allocated among those classes in the manner we specify in the prospectus supplement.

By subordinating a class of securities, we intend to:

   o increase the likelihood of regular receipt by owners of senior securities of the full amount of scheduled monthly payments of principal and interest due, and

   o protect owners of senior securities against losses on the mortgage loans and other trust assets.

The residual interest in a trust provides another form of subordination for the securities. The residual interest represents the right to receive the proceeds of assets in the related trust after all required payments have been made to the owners of the related senior and subordinate securities and following any required deposits to any reserve account that may be established for the benefit of the owners of the securities. Any losses experienced by a trust will first be absorbed by the related residual interest.

See "Subordination" for more detail.

Credit Enhancement

A trust may include, with respect to a series of securities, certain assets intended to provide credit enhancement for ultimate or timely payments to the owners of such securities. These forms of credit enhancement may include financial guaranty insurance policies, letters of credit, pool insurance policies, hazard insurance policies, surety bonds, guarantees and reserve accounts.

In addition, one or more classes of securities of a series may be entitled to the benefits of other credit enhancement arrangements, including subordination, overcollateralization or cross-collateralization.

We will describe any such forms of credit enhancement in the related prospectus supplement.

See "Description of Credit Enhancement" and "Subordination" for more detail.

Trustees

The trustee (in the case of a trust issuing certificates) and the indenture trustee and owner trustee (in the case of a trust issuing notes) will each be identified in the related prospectus supplement.

Unless otherwise stated, references in this document to "trustee" or "Trustee" will mean either the trustee with respect to a series of certificates or the indenture trustee, with respect to a series of notes.

Mortgage Loans

The primary assets of each trust are conventional, one-to-four family residential mortgage loans or certificates of interest or participation in such mortgage loans. The seller will originate the mortgage loans itself or will acquire the mortgage loans from affiliated or unaffiliated originators in accordance with its credit and underwriting guidelines.

See "Mortgage Loan Program" and "The Mortgage Pools" for more detail.

The prospectus supplement for each series of securities will provide information about the following:

   o the aggregate principal balance of the mortgage loans comprising each mortgage loan group,

   o   the weighted average and range of mortgage rates on the mortgage loans,

   o the weighted average and range of terms to scheduled maturity of the mortgage loans as of origination and as of a date specified in the prospectus supplement,

   o   the average outstanding principal balance of the mortgage loans,

   o   the range of loan-to-value ratios, and

   o the geographic location of and types of properties securing the mortgage loans.

Servicing

First Alliance Mortgage Company, as servicer or another servicer specified in a prospectus supplement, and any sub-servicers, will perform customary servicing functions for the mortgage loans included in each trust.

In addition, an oversight agent may be appointed to supervise, monitor and oversee the obligations of the servicer. The oversight agent, and any sub-servicers, will be identified in the related prospectus supplement.

See "The Servicer" and "The Pooling and Servicing Agreement -- Certain Matters Regarding the Servicer and the Seller" for more detail.

Collections

Payments on the assets in a trust will initially be remitted for deposit in a collection account maintained by the servicer. Funds on deposit in the collection account will then be transferred to a payment account to be established with the trustee for the series of securities related to that trust. Certain amounts may be subtracted from the amount deposited in the payment account to cover servicing fees and other amounts specified in the related prospectus supplement.

The remaining funds on deposit in the payment account will be paid by the trustee to the owners of a series as described in the related prospectus supplement subject to the following:

A portion of the principal collected on certain mortgage loans may be (i) retained by the trustee and held temporarily in investments for a specified period or (ii) applied by the trustee to the acquisition of additional mortgage loans (instead of being paid as principal to the owners of the securities) during a specified period. The effect of any such retention or application of funds is to slow the amortization rate of the related securities relative to the amortization rate of the related mortgage loans for the related period.

Advances

The servicer may be obligated to make certain cash advances to the trust, representing all delinquent scheduled payments on the mortgage loans, but only to the extent the servicer determines, in its reasonable business judgment, that such advance will be recoverable from the related mortgage loan. The servicer may also be required to pay to the trust up to 30 days' compensating interest (less the servicing fee rate) on mortgage loans that are paid-in-full each month, but only up to the servicing fee for that month.

See "Description of the Securities -- Advances" for more detail.

Pre-Funding

A trust may enter into a pre-funding arrangement with the seller for the transfer of additional mortgage loans to the trust following the issuance of the related securities. If a pre-funding arrangement is used, the trustee will be required to deposit in a segregated pre-funding account up to 25% of the proceeds of sale of the related securities. Thereafter, the trustee will acquire additional mortgage loans in exchange for money in the segregated pre-funding account.

The trustee will apply any proceeds remaining in the pre-funding account at the end of a specified period, not to exceed 90 days, as a mandatory prepayment of securities as specified in the related prospectus supplement.

See "Risk Factors" in this prospectus and in the related prospectus supplement for more detail.

Optional and Mandatory Termination

If we so specify in the prospectus supplement, the servicer, the oversight agent, the owners of the residual interest or the credit enhancer will have the option to repurchase all the mortgage loans relating to a series of securities outstanding at the time and under the conditions specified in the prospectus supplement. Such a repurchase of the mortgage loans will result in an early retirement of the related series of securities.

In addition, the securities may be subject to mandatory purchase. If specified in the prospectus supplement, the trustee, the servicer or other parties may be required to solicit bids for the purchase of the assets in the trust.

See "The Pooling and Servicing Agreement -- Termination; Retirement of Securities" for more detail.

Tax Status

The federal income tax consequences to the owners will depend on, among other factors, whether we elect to treat any portion of the trust assets represented by a series of securities as a real estate mortgage investment conduit ("REMIC") or a financial assets securitization investment trust (a "FASIT").

The prospectus supplement for each series of securities will specify whether the related trust will make a REMIC or FASIT election.

If we do not make a REMIC or a FASIT election with respect to a series of securities, the portion of trust assets represented by those securities may be treated for federal income tax purposes as debt instruments of the trust, and by accepting the securities, each owner will agree to treat the securities as indebtedness.

You should consult your tax advisors and review "Certain Federal Income Tax Consequences" in this prospectus and in the accompanying prospectus supplement for more detail.

Legal Investment

We may offer some classes of securities that are secured by junior lien mortgage loans, and therefore those securities would not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Securities that do not constitute "mortgage related securities" may not be legal investments for certain types of institutional investors. You should consult with your legal advisor to see if you are permitted to buy the securities since the legal investment rules vary depending on what kind of entity you are and who regulates you.

See "Legal Investment Matters" in this prospectus and "Legal Investment Considerations" in the prospectus supplement for more detail.

ERISA

Fiduciaries of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended, should carefully review with their legal advisor whether the purchase or holding of the securities could result in a prohibited transaction. Certain classes of securities may not be offered for sale or transfer to such plans.

See "ERISA Considerations" in this prospectus and in the prospectus supplement for more detail.

Ratings

Each class of securities offered by this prospectus and the related prospectus supplement will be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

   o Ratings do not address the effect of prepayments on the yield you can expect when you purchase your securities

   o A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn by the assigning rating agency

   o We will specify the expected rating of each class of securities in the related prospectus supplement.

                                  RISK FACTORS

         You should consider the following risk factors in deciding whether to purchase the securities. You should also carefully consider the information under "Risk Factors" in the related prospectus supplement.

         A secondary market for the securities may not develop, so that you might not be able to sell your securities.

         No market for the securities will exist before they are issued, and a secondary market for the securities might not develop. Even if a resale market does develop, it might not continue until the securities mature or it might not be sufficiently liquid to allow you to resell any of your securities. The underwriter(s) may establish a secondary market in the securities, although no underwriter will be obligated to do so. Unless otherwise stated in the related prospectus supplement, the securities will not be listed on any securities exchange or quoted in the automated quotation system of any registered securities association.

         Trust assets will be the only source of payment on the securities; therefore, if the revenues generated by trust assets are insufficient to cover the required payments on your securities, you may experience losses on your securities.

         Proceeds of the related trust assets (including the mortgage loans and any form of credit enhancement) will be the sole source of payments on a series of securities. Therefore, you could experience losses or delays in payments if these sources of payment are insufficient to make the required payments on your securities.

         Nevertheless, certain types of credit enhancement for a series of securities, such as a financial guaranty insurance policy or a letter of credit, may constitute a full recourse obligation of the provider of the credit enhancement. Except as described in the related prospectus supplement, neither the securities nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality, or by the seller, the servicer, the oversight agent, any sub-servicer or any of their affiliates.

         The securities will not represent an interest in, or an obligation of the seller the servicer, the oversight agent, any originator or any person other than the related trust. You will have no recourse against the seller or any other person if any required payment on the securities is not made. The only obligations, if any, of the seller, the servicer, the oversight agent and the related originator would result from:

         o a breach of the representations and warranties that these persons may make concerning the trust assets,

         o a purchase obligations made by these persons with respect to the mortgage loans,

         o    the servicer's servicing obligations, and

         o the oversight agent's secondary servicing obligations under the related servicing agreement.

         Credit enhancement will be limited in amount and scope of coverage and may not be sufficient to cover losses on the mortgage loans, which may cause losses on your securities.

         Credit enhancement is intended to reduce the effect of delinquent payments or mortgage loan losses on those classes of securities that have the benefit of credit enhancement. However, the amount of credit enhancement (if any) and the scope of coverage for losses on the underlying mortgage loans, are limited as described in the related prospectus supplement.

         Credit enhancement may be provided in the form of a financial guaranty insurance policy, letter of credit, mortgage pool insurance policy, special hazard insurance policy, surety bond, bankruptcy bond or reserve fund or any other form referred to in the prospectus supplement. Credit enhancement may also be provided in the form of:

         o subordination of the residual interest or subordination of one or more classes of securities in a series with respect to payments of principal and interest and allocation of losses,

         o cross-collateralization among separate portions of the trust assets, and/or

         o overcollateralization resulting from the use of excess cash flow to amortize certain classes of securities faster than the amortization of the related group of mortgage loans.

         See "Description of Credit Enhancement" and "Subordination."

         The following risks, relating to the mortgage loans, may cause losses on your securities.

         Mortgage Loans secured by junior liens may experience higher rates of losses. Some of the mortgage loans may be secured by junior liens subordinate to the rights of the related senior mortgage lender. As a result, the proceeds from any liquidation, insurance or condemnation proceedings must first be used to satisfy the claims of the related senior mortgagee (and the related foreclosure expenses) before they are available to satisfy the junior lien loans. In addition, a junior mortgage lender may only foreclose subject to the related senior mortgage. Therefore, the junior mortgage lender must either pay the related senior mortgage lender in full, at or before the foreclosure sale, or agree to make the regular payments on the senior mortgage. In servicing junior lien mortgage loans in its portfolio, the servicer's practice has been to pay off the senior mortgage at or before the foreclosure sale only to the extent that the servicer determines that the amounts paid will be recoverable from future payments and collections on the junior lien loans or otherwise. A trust will not have any source of funds to satisfy any such senior mortgages or continue making payments on them.

         See "Certain Legal Aspects of Mortgage Loans and Related
Matters--Foreclosure."

         Property values may decline, leading to higher losses on the mortgage loans. The values of the properties securing the mortgage loans may be adversely affected by a number of factors, including:

         o an overall decline in residential real estate markets where the properties are located,

         o failure of borrowers to maintain their properties adequately (e.g., due to adverse changes in the borrowers' financial condition), and

         o natural disasters that may not be covered by hazard insurance, such as earthquakes or floods.

         We cannot assure you that the values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the mortgage loans. If property values decline, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the nonconforming credit mortgage lending industry.

         The mortgage loans are non-conforming loans and may have higher delinquency and default rates than traditional loans. The seller's mortgage loan program is a program for non-conforming credits. A "non-conforming credit" means a mortgage loan that is ineligible for purchase by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac") due to credit characteristics that do not meet Fannie Mae or Freddie Mac guidelines. These types of mortgage loans are likely to experience rates of delinquency, bankruptcy and loss that are higher than mortgage loans originated under Fannie Mae or Freddie Mac guidelines.

         See "Mortgage Loan Program."

         Mortgage Loans with balloon and non-traditional payment methods may create greater default risk. Some of the underlying mortgage loans may not be fully amortizing over their terms to maturity and may require a substantial principal payment (i.e., a "balloon payment") at their stated maturity. Loans of this type involve a greater degree of risk than fully amortizing loans, since the mortgagor generally must be able to refinance the loan or sell the property prior to the loan's maturity date. The mortgagor's ability to refinance a balloon mortgage loan will depend on factors such as:

         o    the level of available mortgage rates at the time,

         o    the value of the mortgaged property,

         o    the mortgagor's equity in the mortgaged property,

         o    the financial condition of the mortgagor, and

         o    the tax laws and general economic conditions at the time.

         Other types of loans that may be included in the assets of a trust may involve additional uncertainties not present in traditional types of loans. For example, some of the mortgage loans may provide for escalating or variable payments by the mortgagor, depending on the mortgagor's qualifications. Because the mortgagors' income may not be sufficient to enable them to continue making their loan payments as the payments increase, the likelihood of default on these types of loans is greater than on traditional mortgage loans.

         See "Mortgage Loan Program."

         Bankruptcy of mortgagors could cause losses on the mortgage loans. General economic conditions have an impact on the ability of borrowers to repay their mortgage loans. If borrowers experience a loss of earnings, illness or other similar event, the delinquencies and bankruptcy rates on the mortgage loans will likely increase. Also, some of the mortgaged properties securing the mortgage loans may not be owner occupied. The rate of delinquencies, foreclosures and losses on mortgage loans secured by non-owner occupied properties could be higher than for loans secured by the primary residence of the borrower.

         The federal bankruptcy code and state debtor relief laws may adversely affect the ability of the trust, as a secured lender, to realize upon its security. For example, in a federal bankruptcy proceeding, a lender may not foreclose on the mortgaged property without the bankruptcy court's permission. Similarly, the bankruptcy court may suspend or reduce the payments or principal balance on the mortgage loan. Any such actions could result in a delay or permanent reduction in the amount received by the trust on such mortgage loan.

         Foreclosure of mortgaged properties involves delays and expenses and could cause losses on the mortgage loans. Even if the mortgaged properties provide adequate security for the mortgage loans, the servicer may experience substantial delays in liquidating the defaulted mortgage loans. An action to foreclose on a mortgaged property is regulated by state statutes, rules and judicial decisions and is subject to many of the delays and expenses of other lawsuits, especially if defenses or counterclaims are raised. The process sometimes requires several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a mortgaged property. In the event of a default by a mortgagor, these restrictions and others, may impede the ability of the servicer to foreclose on or sell the mortgaged property or to obtain liquidation proceeds (net of expenses) sufficient to repay all amounts due on the mortgage loan.

         The servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on the related liquidated mortgage loan and not yet repaid, including payments to prior lienholder, accrued servicing fees, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses. In the event that any mortgaged properties fail to provide adequate security for the related mortgage loans and insufficient funds are available from any applicable credit enhancement, you could experience a loss on your investment.

         Many liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer takes the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a larger principal balance, the amount realized after expenses of liquidation would be less as a percentage of the outstanding principal balance of the smaller principal balance mortgage loan than would be the case with a larger principal balance loan.

         Under environmental legislation and judicial decisions applicable in various states, a secured party who takes a deed in lieu of foreclosure, or acquires at a foreclosure sale a mortgaged property and who, prior to foreclosure, has been involved in decisions or actions which may lead to contamination of a property, may be liable for the costs of cleaning up the contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a holder of a mortgage note (such as a trust) which, under the terms of the servicing agreement, is not required to take an active role in operating the mortgaged properties.

         See "Certain Legal Aspects of Mortgage Loans and Related Matters."

         Geographic concentration of mortgaged properties may result in higher losses, if particular regions experience downturns. Historically, downturns in regional or local economic conditions and housing markets have caused increased delinquency, defaults and losses on mortgage loans in those areas. An economic downturn in any region where a number of mortgaged properties are located might cause higher delinquencies, defaults and losses on the mortgage loans. If delinquencies, defaults or losses on the mortgage loans are higher than expected, you could suffer a loss on your securities. Information about the geographic concentration of mortgaged properties will be specified in the related prospectus supplement or Current Report on Form 8-K filed with the Securities and Exchange Commission.

         Prepayments on the mortgage loans may adversely affect the yield to maturity of your securities.

         The timing of principal payments on the securities of a series will be affected by a number of factors, including the following:

         o voluntary prepayments by the mortgagors on the mortgage loans in a trust (including payments in connection with refinancings),

         o liquidations on the mortgage loans due to defaults, foreclosures and repurchases,

         o mandatory prepayments from unused moneys held in pre-funding accounts,

         o    sales of mortgaged properties subject to "due-on-sale" provisions,

         o proceeds from physical damage, life and disability insurance policies, and

         o proceeds from mortgage loan repurchases and substitution adjustments.

         Prepayments will affect the average life and yield to maturity of each class of securities. This is particularly true in the case of strip securities or securities purchased at a premium to or a discount from par. In addition, the yield to maturity on certain other types of classes of securities, including accrual securities or other classes in a series may be relatively more sensitive to the rate of prepayment on the related mortgage loans than other classes of securities.

         The rate of prepayments of the mortgage loans cannot be predicted and is influenced by a wide variety of economic, social, and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. The mortgage loans may be prepaid in full or in part at any time; however, mortgagors may be required to pay prepayment penalty. Such penalties may not become the property of the related trust.

         Unused pre-funding amounts may adversely affect the yield on your investment.

         The related prospectus supplement may provide that we will deposit a specified amount in a pre-funding account on the date the securities are issued. In this case, the deposited funds may be used only to acquire additional mortgage loans for the trust during a specified period after the initial issuance of the securities. The trustee will distribute any amounts remaining in the account at the end of that period to the owners of related securities as a prepayment. Any such principal prepayment may adversely affect the yield to maturity of the securities. Since prevailing interest rates are subject to fluctuation, we cannot assure you that you will be able to reinvest the prepayment at yields equaling or exceeding the yields on the related securities. The yield on any such reinvestments may be significantly lower than the yield on the securities.

         The additional loans to be purchased by the trust during the pre-funding period must satisfy the eligibility criteria specified in the related prospectus supplement. The eligibility criteria will be determined in consultation with each rating agency and/or the provider of credit enhancement prior to the issuance of the securities. The additional mortgage loans may be originated or purchased by the seller using credit criteria different from those which were applied to the initial mortgage loans and may be of a different credit quality. Therefore, following the transfer of the additional mortgage loans to the trust, the aggregate characteristics of the pool of mortgage loans may vary from those of the initial mortgage loans.

         The ability of the trust to purchase additional mortgage loans during the pre-funding period will depend on the ability of the seller to originate or purchase additional mortgage loans, which may be affected by a variety of social and economic factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally.

         State and federal credit protection laws may limit collection of principal and interest on the mortgage loans.

         Applicable state laws generally regulate interest rates and other charges and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

         The mortgage loans may also be subject to federal laws, including:

         o the Federal Truth-in-Lending Act and Regulation Z and the Real Estate Settlement Procedures Act and Regulation X, which require specific disclosures to the borrowers regarding the terms of the mortgage loans,

         o the Equal Credit Opportunity Act and Regulation B, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit,

         o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience, and

         o the Home Ownership and Equity Protection Act of 1994, which imposes additional disclosure and other requirements on creditors with respect to non-purchase money home equity loans with interest rates or high up-front fees and charges.

         Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans. In addition, the borrower may be entitled to a refund of amounts previously paid and damages and administrative sanctions from the seller or servicer.

         See "Certain Legal Aspects of Mortgage Loans and Related Matters."

         Book-entry registration may cause delays in payment or reduce the liquidity of the securities.

         Securities issued in book-entry form may have only limited liquidity in the resale market, since investors may be unwilling to purchase securities for which they cannot obtain definitive physical instruments. You will be able to effect transactions in book-entry securities only through The Depository Trust Company ("DTC"), its participating organizations, its indirect participants and certain banks. As a result, your ability to transfer or pledge securities issued in book-entry form may be limited.

         You may experience some delay in the receipt of distributions of interest on and principal on book-entry securities since the distributions will be forwarded by the trustee to DTC for credit to the accounts of its participants. In turn, these participants will credit the distribution to your account either directly or indirectly through indirect participants.

         See "Description of the Securities--Form of Securities."

         Bankruptcy proceedings could delay or reduce payments on the securities.

         We intend that each transfer of mortgage loans to the trust will constitute a sale, rather than a pledge of the mortgage loans to secure indebtedness. However, if the seller were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of the seller may argue that the sale of the mortgage loans was a pledge of the mortgage loans rather than a sale. This claim, if presented to or accepted by a court, could result in a delay in payment in or a reduction of payments to the owners of the securities.

         The Civil Relief Act may limit the ability to collect on the mortgage loans.

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar state legislation, a mortgagor who enters military service after the origination of the related mortgage loan (including a mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of the mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Civil Relief Act could therefore have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on some of the mortgage loans.

         The Civil Relief Act also imposes limitations that could impair the servicer's ability to foreclose on an affected mortgage loan during the mortgagor's period of active duty status. If an affected mortgage loan goes into default, the servicer may not be able to realize upon the mortgaged property in a timely fashion, and you could experience losses or delays in payment on your securities.

         The rating of the securities may be reduced if the creditworthiness of the credit enhancer or the performance of the mortgage loans deteriorates.

         The rating of a series of securities may depend, to a large extent, on the creditworthiness of a third party provider of credit enhancement. In this case, any reduction in the rating assigned to the claims-paying ability of the provider below the rating initially given to the related securities will likely result in a reduction in the rating of the securities. The rating of securities that are credit enhanced by subordination or reserve amounts may be reduced if defaults and losses on the related mortgage loans exceed the levels originally assumed.

         See "Rating" in the related prospectus supplement.

                                   THE TRUSTS

         A trust (each a "Trust") issuing any series of securities (the "Securities"), which may be either Certificates or Notes will include the primary mortgage assets ("Mortgage Assets") consisting of (A) a pool of Mortgage Loans (a "Mortgage Pool") comprised of (i) Single Family Loans or (ii) other loans or (B) certificates of interest or participation in the items described in clause (A) or in pools of such items, in each case, as specified in the related Prospectus Supplement, together with payments in respect of such primary Mortgage Assets and certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement.

         The Securities will be entitled to payment only from the assets of the related Trust (the "Trust Estate") and will not be entitled to payments in respect of the assets of any other related Trust Estate established by the Seller or any of its affiliates. If specified in the related Prospectus Supplement, certain Securities will evidence the entire fractional undivided ownership interest in the related Mortgage Loans held by the related Trust or may represent debt secured by the related Mortgage Loans.

         The following is a brief description of the Mortgage Assets expected to be included in the related Trusts. If specific information respecting the primary Mortgage Assets is not known at the time the related series of Securities initially is offered, information of the nature described below will be provided in the Prospectus Supplement, and specific information (the "Detailed Description") will be set forth in a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities, or, in the case of a series including a Forward Purchase Agreement, within fifteen days of the related Funding Period. See "Description of the Securities - Forward Commitments; Pre-Funding" herein. A copy of the Servicing Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Assets relating to such Series (the "Mortgage Asset Schedule") will be attached to the Servicing Agreement delivered to the Trustee upon delivery of the Securities.

The Mortgage Loans--General

         The real properties which secure repayment of the Mortgage Loans (the "Mortgaged Properties") may be located in any one of the fifty states, the District of Columbia, Puerto Rico or any other Territories of the United States. The Mortgage Loans will generally be "Conventional Loans" (i.e., loans that are not insured or guaranteed by any governmental agency). If specified in the related Prospectus Supplement, Mortgage Loans with certain Loan-To-Value Ratios and/or certain principal balances may be covered wholly or partially by primary mortgage insurance policies. The "Loan-To-Value Ratio" of a Mortgage Loan is equal to the ratio (expressed as a percentage) of the original principal balance of the Mortgage Loan and the appraised value of the Mortgaged Property at the time of origination. The Mortgage Loans will be generally covered by standard hazard insurance policies (which may be in the form of a blanket or forced placed hazard insurance policy). The existence, extent and duration of any such coverage will be described in the applicable Prospectus Supplement. The Mortgage Loans will not be guaranteed or insured by any government agency or other insurer; however, certain distributions to Owners may be guaranteed by a Financial Guaranty Insurer.

         All of the Mortgage Loans in a Mortgage Pool will provide for payments to be made monthly ("monthly pay") or bi-weekly. The payment terms of the Mortgage Loans to be included in a Trust will be described in the related Prospectus Supplement and may include any of the following features or combination thereof or other features described in the related Prospectus
Supplement:

         o Interest may be payable at a fixed rate or an adjustable rate (i.e., a rate that is adjustable from time to time in relation to an index, a rate that is fixed for period of time and under certain circumstances is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate or from a fixed rate to an adjustable rate). The specified rate of interest on a Mortgage Loan is its "Mortgage Rate." Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan if so provided in the related Mortgage Note. If provided for in the Prospectus Supplement, certain Mortgage Loans may be subject to temporary buydown plans ("Buydown Mortgage Loans") pursuant to which the monthly payments made by the borrower under the Mortgage Loan (the "Mortgagor") during the early years of the Mortgage Loan (the "Buydown Period") will be less than the scheduled monthly payments on the Mortgage Loan, and the amount of any difference may be contributed from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buydown Funds") funded by the originator of the Mortgage Loan or another source (including the Servicer or the related Originator and the builder of the Mortgaged Property) and placed in a custodial account (the "Buydown Account") and (ii) if the Buydown Funds are contributed on a present value basis, investment earnings on such Buydown Funds.

         o Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Mortgage Rate, or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon" payments). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

        o Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time ("graduated payments") or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments. Mortgage Loans having graduated payment provisions may provide for deferred payment of a portion of the interest due monthly during a specified period, and recoup the deferred interest through negative amortization during such period whereby the difference between the interest paid during such period and the interest accrued during such period is added monthly to the outstanding principal balance. Other Mortgage Loans sometimes referred to as "growing equity" mortgage loans may provide for periodic scheduled payment increases for a specified period with the full amount of such increases being applied to principal.

         o Prepayments of principal may be subject to a prepayment fee, which may be fixed for a period of time, or may decline over time, and may be prohibited for the life of the Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection therewith. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include due-on-sale clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property.

         o Other Mortgage Loans may be assumable by persons meeting the then applicable Underwriting Guidelines of the Seller.

         The Prospectus Supplement for each series of Securities or the Current Report on Form 8-K will contain certain information with respect to the Mortgage Loans (or a sample thereof) contained in the related Mortgage Pool; such information, insofar as it may relate to statistical information relating to such Mortgage Loans will be presented as of a date certain (the "Statistic Calculation Date") which may also be the related cut-off date (the "Cut-Off Date"). Such information will include to the extent applicable to the particular Mortgage Pool (in all cases as of the Statistic Calculation Date):

         o the aggregate outstanding principal balance and the average outstanding principal balance of the Mortgage Loans,

         o the largest principal balance and the smallest principal balance of any of the Mortgage Loans,

         o the types of Mortgaged Property securing the Mortgage Loans (e.g., one-to-four-family houses, vacation and second homes or other real property),

         o    the original terms to stated maturity of the Mortgage Loans,

         o the weighted average remaining term to maturity of the Mortgage Loans and the range of the remaining terms to maturity,

         o the earliest origination date and latest maturity date of any of the Mortgage Loans,

         o the weighted average Combined Loan-to-Value Ratio and the range of Combined Loan-to-Value Ratios of the Mortgage Loans at origination,

         o the weighted average Mortgage Rate or annual percentage rate (as determined under Regulation Z) (the "APR") and ranges of Mortgage Rates or APRs borne by the Mortgage Loans,

         o in the case of Mortgage Loans having adjustable rates, the weighted average of the adjustable rates and indexes, if any,

         o the aggregate outstanding principal balance, if any, of Buy-Down Loans and Mortgage Loans having graduated payment provisions,

         o the amount of any mortgage pool insurance policy, special hazard insurance policy or bankruptcy bond to be maintained with respect to such Mortgage Pool,

         o the amount of any standard hazard insurance required to be maintained with respect to each Mortgage Loan,

         o the amount, if any, and terms of any credit enhancement to be provided with respect to all or any Mortgage Loans or the Mortgage Pool, and

         o the geographical distribution of the Mortgage Loans on a state-by-state basis.

         In addition, preliminary or more general information of the nature described above may be provided in the Prospectus Supplement, and specific or final information may be set forth in a Current Report on Form 8-K, together with the related Servicing Agreement and the Trust Agreement and the Indenture, in the case of a series of Notes, which will be filed with the Securities and Exchange Commission and will be made available to Owners of the related series of Securities within fifteen days after the initial issuance of such Securities, or, in the case of a series of Securities including a Forward Purchase Agreement, within fifteen days of the end of the related Funding Period.

         The "Combined Loan-to-Value Ratio" of a Mortgage Loan at any time is the ratio, expressed as a percentage, determined by dividing (x) the sum of the original principal balance of such Mortgage Loan plus the then current principal balance of all mortgage loans secured by liens on the related Mortgaged Property having priorities senior to that of the lien which secures such Mortgage Loan, if any, by (y) the value of the related Mortgaged Property, based upon the appraisal or valuation made at the time of origination of the Mortgage Loan or, in the case where there is no senior lien to the Mortgage Loan and such Mortgage represents a purchase money instrument, the lesser of (a) the appraisal or valuation, or (b) the purchase price. If the Mortgagor will use the proceeds of the Mortgage Loan to refinance an existing Mortgage Loan which is being serviced directly or indirectly by the Servicer, the requirement of an appraisal or other valuation at the time the new Mortgage Loan is made may be waived.

         No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans (plus any additional financing by other lenders on the same Mortgaged Properties) in a particular Mortgage Pool become equal to or greater than the value of such Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the nonconforming credit mortgage lending industry. An overall decline in the market value of residential real estate, the general condition of a Mortgaged Property, or other factors, could adversely affect the values of the Mortgaged Properties such that the outstanding balances of the Mortgage Loans, together with any additional liens on the Mortgaged Properties, equal or exceed the value of the Mortgaged Properties. Under such circumstances, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the nonconforming credit mortgage lending industry.

         Certain Mortgage Loans may be secured by junior liens ("Junior Lien Loans") subordinate to the rights of the mortgagee under each related senior mortgage(s). The proceeds from any liquidation, insurance or condemnation of Mortgaged Properties relating to Junior Lien Loans in a Mortgage Pool will be available to satisfy the principal balance of such Junior Lien Loans only to the extent that the claims, if any, of all related senior mortgagees, including any related foreclosure costs, are satisfied in full. In addition, the Servicer may not foreclose on a Mortgaged Property relating to a Junior Lien Loan unless it forecloses subject to the related senior mortgage or mortgages, in which case it must either pay the entire amount of each senior mortgage to the applicable mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on each senior mortgage in the event of default thereunder. Generally, in servicing Junior Lien Loans in its loan portfolios, it has been the Seller's practice to satisfy each senior mortgage at or prior to a foreclosure sale only to the extent that it determines any amounts so paid will be recoverable from future payments and collections on the Mortgage Loans or otherwise. The Trusts will not have any source of funds to satisfy any such senior mortgage or make payments due to any senior mortgagee. See "Certain Legal Aspects of Mortgage Loans and Related Matters--Foreclosure."

         Other factors affecting mortgagors' ability to repay Mortgage Loans include excessive building resulting in an oversupply of housing stock or a decrease in employment reducing the demand for units in an area; federal, state or local regulations and controls affecting rents; prices of goods and energy; environmental restrictions; increasing labor and material costs; and the relative attractiveness of the Mortgaged Properties. To the extent that losses on the Mortgage Loans are not covered by credit enhancements, such losses will be borne, at least in part, by the Owners of the related series.

         The Seller will cause the Mortgage Loans comprising each Mortgage Pool to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the Owners of the Securities of the related series. A servicer, which unless otherwise designated in the Prospectus Supplement, will be the Seller (the "Servicer") will service the Mortgage Loans, either directly or through Sub-Servicers, pursuant to the Servicing Agreement and will receive a fee for such services. A master servicer or an oversight agent (the "Oversight Agent"), if required by a Prospectus Supplement, will have the primary function of reviewing the Servicer's monthly servicing reports for any material inconsistencies, and secondarily, the Oversight Agent will assume the Servicer's obligations in the event of a default by the Servicer. The Servicer or the Trust will be liable for fees and expenses of the Oversight Agent. See "Mortgage Loan Program" and "The Pooling and Servicing Agreement." With respect to Mortgage Loans serviced through a Sub-Servicer, the Servicer will remain liable for its servicing obligations under the related Servicing Agreement as if the Servicer alone were servicing such Mortgage Loans.

         The only obligations of the Seller, the Servicer and the Originators with respect to a series of Securities will be related to servicing and/or providing (or, where the Seller or an Originator acquired a Mortgage Loan from another originator, obtaining from such originator) certain representations and warranties concerning the Mortgage Loans and to assign to the Trustee for such series of Securities the Seller's or Originator's rights with respect to such representations and warranties. See "The Pooling and Servicing Agreement." The obligations of the Servicer with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Servicing Agreement (including its obligation to enforce the obligations of the Sub-Servicers or Originators as more fully described herein under "Mortgage Loan Program--Qualifications of Originators" and "The Pooling and Servicing Agreement") and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in the amounts described herein under "Description of the Securities--Advances." The obligations of the Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement. The Oversight Agent's contractual obligations for servicing the Mortgage Loans and making advances will consist primarily of acting as a back-up Servicer in the event of the removal of the Servicer in accordance with the terms of the Servicing Agreement.

Single Family Loans

         Single family loans will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by first or junior liens on one- to four-family residential properties ("Single Family Loans"). The Mortgaged Properties relating to Single Family Loans will consist of detached or semi-detached one-family dwelling units, two-to four-family dwelling units, townhouses, rowhouses, individual condominium units in condominium developments, individual units in planned unit developments, and certain mixed use and other dwelling units. Such Mortgage Properties may include owner-occupied (which includes vacation and second homes) and non-owner occupied investment properties. The Mortgaged Properties may be located in metropolitan, suburban or rural districts. The Mortgage Loans will be secured by liens on fee simple or leasehold interests (in those states in which long-term ground leases are used as an alternative to fee interests) in the Mortgaged Properties.

         If so specified, the Single Family Loans may include loans or participations therein secured by mortgages or deeds of trust on condominium units in low-or high-rise condominium developments together with such condominium units' appurtenant interests in the common elements of such condominium developments.

                               THE MORTGAGE POOLS

General

         Each Mortgage Pool will consist primarily of (i) conventional Mortgage Loans, minus any stripped portion of the interest payments due under the related Mortgage Note that may have been retained by any Originator ("Originator's Retained Yield"), or any other interest retained by the Seller or any affiliate of the Seller, evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust or other similar security instruments creating a lien on single-family (i.e., one- to four-family) residential properties, or
(ii) certificates of interest or participations in such Mortgage Notes. The Mortgaged Properties will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units in condominium developments, individual units in planned unit developments and certain mixed use and other dwelling units. The Mortgaged Properties may include manufactured housing and vacation, second and non-owner occupied homes.

         Each Mortgage Loan will be selected by the Seller for inclusion in a Mortgage Pool from among mortgage loans originated by the Seller, one or more institutions affiliated with the Seller, (such affiliated institutions, the "Affiliated Originators") or from banks, savings and loan associations, mortgage bankers, mortgage brokers, investment banking firms, the RTC and the FDIC (as defined herein) and other mortgage loan originators or sellers not affiliated with the Seller (such unaffiliated institutions, the "Unaffiliated Originators" and, collectively with the Affiliated Originators and the Seller, the "Originators"), all as described below under "Mortgage Loan Program." The characteristics of the Mortgage Loans will be described in the related Prospectus Supplement. Other mortgage loans available for acquisition by a Trust may have characteristics that would make them eligible for inclusion in a Mortgage Pool but may not be selected by the Seller for inclusion in such Mortgage Pool.

         Each series of Securities will evidence interests in one or more Mortgage Pool(s) containing Mortgage Loans having an aggregate principal balance of not less than approximately $5,000,000 as of, unless otherwise specified in the applicable Prospectus Supplement, the related Cut-Off Date. Each Security will evidence an interest in only the related Mortgage Pool and corresponding Trust Estate, and not in any other Mortgage Pool or any other Trust Estate (except in those limited situations whereby certain collections on any Mortgage Loans in a related Mortgage Pool in excess of amounts needed to pay the related Securities may be deposited in a master reserve account or otherwise applied in a manner that provides credit enhancement for more than one series of Securities).

Description of the Mortgage Pools

         Unless otherwise specified below, all of the Mortgage Loans in a Mortgage Pool will (i) have payments that are due monthly or bi-weekly, (ii) be secured by Mortgaged Properties located in any of the fifty states, the District of Columbia, Puerto Rico or any other Territories of the United States and (iii) consist of one or more of the following types of mortgage loans (the "Mortgage Loans"):


              (a) Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of generally not more than 30 years;

              (b) Fixed-rate mortgage loans bearing mortgage rates that may be reduced one or more times over the loan term if the borrower demonstrates a satisfactory on-time payment history over a specific time period;

              (c) Adjustable-rate loans ("ARM Loans") (which may include mortgage loans converted from fixed-rate mortgage loans or otherwise modified) having original or modified terms to maturity of generally not more than 30 years with a related Mortgage Rate that adjusts periodically, at the intervals described in the related Prospectus Supplement (which may have adjustments in the amount of monthly payments at periodic intervals) over the term of the mortgage loan to equal the sum of a fixed percentage set forth in the related Mortgage Note (the "Note Margin") and an index (the "Index") to be specified in the related Prospectus Supplement, such as, by way of example: (i) U.S. Treasury securities of a specified constant maturity, (ii) weekly auction average investment yield of U.S. Treasury bills of specified maturities, (iii) the daily Bank Prime Loan rate made available by the Federal Reserve Board or as quoted by one or more specified lending institutions, (iv) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco, or (v) the interbank offered rates for U.S. dollar deposits in the London Markets, each calculated as of a date prior to each scheduled interest rate adjustment date that will be specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the relevant Index and the related Prospectus Supplement or the related Current Report on Form 8-K will indicate the highest, lowest and weighted-average Note Margin with respect to the ARM Loans in the related Mortgage Pool. If specified in the related Prospectus Supplement, an ARM Loan may include a provision that allows the Mortgagor to convert the adjustable Mortgage Rate to a fixed rate at some point during the term of such ARM Loan subsequent to the initial payment date;

              (d) Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of generally not more than 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate that will be lower than the Mortgage Rate applicable to such mortgage loan in subsequent years. Deferred Interest, if any, will be added to the principal balance of such mortgage loans;

              (e) Balloon mortgage loans ("Balloon Loans"), which are fixed-rate mortgage loans having original or modified terms to maturity of generally 5 to 15 years as described in the related Prospectus Supplement and that may have level monthly payments of principal and interest based generally on a 10 to 30-year amortization schedule. The amount of the monthly payment may remain constant until the maturity date, upon which date the full outstanding principal balance on such Balloon Loan will be due and payable (such amount, the "Balloon Amount");

              (f) Modified mortgage loans ("Modified Loans"), which are fixed or adjustable-rate mortgage loans providing for terms at the time of modification of generally not more than 30 years. Modified Loans may be mortgage loans which have been consolidated and/or have had various terms changed, mortgage loans which have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans; or

              (g) Another type of mortgage loan described in the related Prospectus Supplement.

         If provided for in the related Prospectus Supplement, certain of the Mortgage Loans may be Buydown Mortgage Loans pursuant to which the monthly payments made by the Mortgagor during the Buydown Period will be less than the scheduled monthly payments on the Mortgage Loan, the resulting difference to be made up from (i) Buydown Funds funded by the Originator of the Mortgaged Property or another source (including the Servicer or the related Originator) and placed in the Buydown Account and (ii) if the Buydown Funds are contributed on a present value basis, investment earnings on such Buydown Funds. See "Description of the Securities--Payments on Mortgage Loans; Deposits to Distribution Account." The terms of the Buydown Mortgage Loans, if such loans are included in a Trust, will be as set forth in the related Prospectus Supplement.

         The Seller and/or certain Originators may make certain representations and warranties regarding the Mortgage Loans, but the Seller's assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Securities--Assignment of Mortgage Loans." The Servicer's obligations with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Servicing Agreement (including its obligation to enforce certain purchase and other obligations of Sub-Servicers and of Originators, as more fully described herein under "Mortgage Loan Program--Representations by Originators," "--Sub-Servicing by Originators" and "Description of the Securities--Assignment of Mortgage Loans," and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans and interest shortfalls due to prepayment of Mortgage Loans, in amounts described herein under "Description of the Securities--Advances"). The obligation of the Servicer to make delinquency advances will be limited to amounts which the Servicer believes ultimately will be reimbursable out of the proceeds of liquidation of the Mortgage Loans. The Oversight Agent's obligations consist primarily of acting as a back-up Servicer in the event of the removal of the Servicer in accordance with the terms and conditions of the Servicing Agreement. See "Mortgage Loan Program--Oversight Agent." In the event that the

Oversight Agent assumes the role of Servicer, the Oversight Agent will assume all of the obligations of the Servicer except for obligations to repurchase or substitute for Mortgage Loans which breach representations and warranties under the Servicing Agreement. See "Description of the Securities--Advances."

                              MORTGAGE LOAN PROGRAM

         As a general matter, the Seller's Mortgage Loan program will consist of the origination and packaging of Mortgage Loans relating to non-conforming credits. For purposes hereof, "non-conforming credit" means a mortgage loan which, based upon standard underwriting guidelines, is ineligible for purchase by Fannie Mae due to credit characteristics that do not meet Fannie Mae guidelines. However, certain of the Mortgage Loans will relate to Fannie Mae conforming credits.

         The Mortgagors generally will have taken out the related Mortgage Loans for one of four reasons: (i) to purchase the related Mortgaged Property, (ii) to refinance an existing mortgage loan on more favorable terms, (iii) to consolidate debt, or (iv) to obtain cash proceeds by borrowing against the Mortgagor's equity in the related Mortgaged Property. The Mortgage Loans described in (i) are commonly referred to as purchase money loans and the Mortgage Loans described in (ii), (iii) and (iv) on the whole are commonly referred to as home equity loans.

Underwriting Guidelines

         As more fully described below under "Qualifications of Originators" and as may also be described in greater detail in the related Prospectus Supplement, there are various types of Originators that may participate in the Seller's Mortgage Loan Program. Under the Seller's Mortgage Loan Program, the Seller purchases and originates Mortgage Loans pursuant to three types of underwriting guidelines: (1) standard underwriting guidelines according to the Seller's Originator Guide, as modified from time to time, used by Affiliated Originators and Unaffiliated Originators ("Seller's Guidelines"), (2) underwriting guidelines utilized by Participating Originators or Designated Originators and approved by the Seller ("Approved Guidelines"), and (3) underwriting guidelines ("Bulk Guidelines") used by Unaffiliated Originators of a portfolio of Mortgage Loans subsequently purchased in whole or part by the Seller as a bulk acquisition ("Bulk Acquisition"). The respective underwriting guidelines are described below.

         Seller's Guidelines. The Seller's Guidelines are set forth in the Seller's Guides. The Seller's Guides are revised continuously based on opportunities and prevailing conditions in the nonconforming credit residential mortgage market, as well as the expected market for the resulting Securities. The information contained herein may be updated from time to time, as set forth in the related Prospectus Supplement. Each loan is underwritten on a case by case basis; therefore the Seller may deviate from these guidelines where it deems it reasonable to do so.

         Substantially all loans originated or purchased by the Seller are subjected to the Seller's Guidelines. The underwriting process is intended to assess both the prospective borrower's ability to repay and equally, if not more important, the adequacy of the real property security. The fixed-rate and adjustable-rate loans are generally fully amortized over a ten, fifteen or thirty year schedule. To a limited extent, the Seller will originate balloon loans which generally are based on a 30-year amortization schedule with a single payment of the remaining balance of the balloon loan generally 15 years after origination. Loan amounts range from a minimum of $20,000 to a maximum of $350,000, unless a higher amount is approved by the Seller's loan committee. The properties securing the loans are primarily single family detached, owner occupied residences. Occasionally, loans are originated or acquired on one- to four-family residential properties, condominiums or townhouses. No mobile home, co-operative or land loans are currently originated or acquired.

         The decision of the Seller to approve a loan is based upon a number of factors, including the appraised value of the property, the applicant's creditworthiness and the Seller's perception of the applicant's ability to repay the loan. With respect to the value of the collateral, generally, loans secured by first mortgages are limited to a maximum of 85% combined loan-to-value ratio; however, the Seller will originate first mortgage loans with subordinate liens with a combined loan-to-value ratio of up to 90%. Loans secured by second mortgages are also limited to a maximum of 85% combined loan-to-value ratio. With respect to creditworthiness, the Seller has established classifications with respect to the credit profiles of loans and subject properties based on certain of the applicant's characteristics. Each loan application is placed into one of the Seller's four ratings ("A" through "D," with subratings within those categories), depending upon the following five primary factors: (i) an applicant's mortgage history within the preceding 12 months or if the mortgage history is not available, an applicant's FICO score (a "FICO" score is a predictive performance measure developed by Fair, Isaac and Co.), (ii) an applicant's derogatory credit history within the preceding 24 months, including collections and chargeoffs, (iii) an applicant's bankruptcy history, (iv) combined loan-to-value ratios and (v) debt-to-income ratios. Terms of loans made by the Seller vary depending upon the classification of the application. Applications with lower classifications generally are subject to higher interest rates due to the increased risk inherent in the loan. A loan application must obtain the following thresholds with respect to each of the following factors to be included in the particular ratings shown below:

                                                    "A"                    "B"               "C"              "D"
                                                    ---                    ---               ---              ---
Maximum Number of Mortgage                          2X30                  4X30,            1X120,            1X180,
Lates                                                                     1X60,             0X150            0X210
                                                                           1X90
Minimum FICO Score                                  620                    550               500               0

Maximum                                       Medical Only OR              Not               Not              Not
Collections/Chargeoffs                       None>$500 last 12          Considered       Considered        Considered
                                                    mos.

Maximum Bankruptcy                               Discharged             Discharged       Discharged        Discharged
                                                  24 mos.               at funding       at funding        at funding

Maximum of Loan-to-Value                            85%                    85%               70%              65%

Maximum of Debt-to-Income                           50%                    60%               60%              60%
Ratio

         The thresholds shown above represent maximum and minimum scores for each category, and therefore it is unlikely that an application with scores identical to those shown above will be approved.

         While the Seller primarily analyzes the factors noted above, the Seller also reviews other factors to determine whether an application will be subject to a higher interest rate than the interest rate applicable to the rating under which such application has initially been placed. These include factors such as an unsubstantiated income proof, a non-owner occupied property, the presence of a senior mortgage or zoning restrictions on the subject property, the inability to collect pre-payment penalties or a loan amount in excess of $350,000.

         Each loan applicant is required to provide personal financial information on a loan application and a statement of obligations. A credit report is obtained for each borrower at the time of application which confirms and reconciles amounts disclosed in the statement of obligations and which discloses the applicant's payment and credit history. Generally, the borrower is required to have an acceptable credit history given the amount of equity available, the strength of the employment history and income stability. Income, employment, and deed of trust status is verified for each applicant by telephone and/or written inquiry, examination of tax returns, pay check stubs, court supported documents or bank statements. Self-employed applicants provide personal and business financial statements. The Seller rates a borrower's credit score, property value and debt ratio and then determines the interest rate to be charged.

         In general, with respect to Seller originated Mortgage Loans, the value of each property proposed as security for a mortgage loan is required to be determined by a full appraisal conducted by a Seller employee. After evaluation of a minimum of three neighborhood comparables, an appraiser employed by the Seller will complete his appraisal with an inspection of the subject property and a meeting with the prospective borrower. The Seller hires certified appraisers in those states which require such designation. Appraisers at the Seller's headquarters, not third party fee appraisers, perform a review of the property appraisal on the following loan applications: (i) all properties with a market value above $250,000, (ii) all loans in excess of $150,000 gross loan amount, (iii) all loans with a combined loan-to-value ratio of equal to or greater than 68%, (iv) all loan applications prepared by a new retail branch office for the first 90 days of its existence, (v) all income properties, and
(vi) all properties with a value less than $100,000 not otherwise reviewed.

         In connection with prior securitizations of the Seller's loans, independent appraisers have conducted appraisals of a sample of the subject properties that are the collateral for the securitized loans. The appraisals performed by the Seller's appraisers have been within less than 4 % of the aggregate appraisal values on securitized loans to date as calculated by the independent appraisers. Historically, variances in values between the Seller's appraisal and that of independent appraisals have ranged from negative 4% to positive 2% (based on aggregate appraisal values). A negative variance indicates that the Seller's appraisal is more conservative that the independent appraisal and a positive variance indicates that the Seller's appraisal is less conservative than the independent appraisal.

         Certain laws protect loan applicants by offering them a timeframe after loan documents are signed, termed the rescission period, during which the applicant has the right to cancel the loan. The rescission period must have expired prior to funding a loan and may not be waived by the applicant except as permitted by law. The Seller discourages waiving the rescission period but may permit such waivers with proper documentation.

         The Seller's Guidelines generally require title insurance coverage issued by an approved American Land Title Association title insurance company (as defined below) on each loan the Seller originates or purchases. The Seller, the related Originator and their assignees are generally named as the insured. Title insurance policies indicate the lien position of the mortgage loan and protect the insured against loss if the title or lien position is not as indicated.

         The applicant is required to secure property insurance in an amount sufficient to cover the new loan and any prior mortgage. If the sum of the outstanding first mortgage, if any, and the related loan exceeds replacement value, insurance equal to replacement value may be accepted. The Seller or its designee is required to ensure that its name and address is properly added to the "Mortgagee Clause" of the insurance policy. In the event the Seller or the related Originator's name is added to a "Loss Payee Clause" and the policy does not provide for written notice of policy changes of cancellation, an endorsement adding such provision is required.

         Approved Guidelines. The Seller may cause a Trust to acquire Mortgage Loans underwritten pursuant to underwriting guidelines that may differ from the Seller's Guidelines. Certain of the Mortgage Loans will be acquired in negotiated transactions, and such negotiated transactions may be governed by agreements ("Master Commitments") relating to ongoing acquisitions of Mortgage Loans by the Seller from Originators who will represent that the Mortgage Loans have been originated in accordance with underwriting guidelines agreed to by the Seller; the Seller will generally review or cause to be reviewed only a portion of the Mortgage Loans in any delivery of Mortgage Loans from the related Originator for conformity with the Approved Guidelines.

         The underwriting standards utilized in negotiated transactions and Master Commitments may vary substantially from the Seller's Guidelines. The Approved Guidelines are designed to provide an underwriter with information to evaluate either the security for the related Mortgage Loan, which security consists primarily of the borrower's repayment ability, or the adequacy of the Mortgaged Property as collateral, or a combination of both. Due to the variety of Approved Guidelines and review procedures that may be applicable to the Mortgage Loans included in any Mortgage Pool, the related Prospectus Supplement will not distinguish among the various Approved Guidelines applicable to the Mortgage Loans nor describe any review for compliance with applicable Approved Guidelines performed by the Seller. Moreover, there can be no assurance that every Mortgage Loan was originated in conformity with the applicable Approved Guidelines in all material respects, or that the quality or performance of Mortgage Loans underwritten pursuant to varying guidelines as described above will be equivalent under all circumstances. Notwithstanding the foregoing, in the case of a Designated Originator transaction or a Participating Originator transaction, the applicable underwriting guidelines may not be those pre-approved by the Seller, as in the case of Approved Guidelines, but may be those of the related Designated Originator or Participating Originator, and will be described in the related Prospectus Supplement.

         Bulk Guidelines. Bulk portfolios of Mortgage Loans may be originated by a variety of Originators under several different underwriting guidelines. Because bulk portfolios are generally seasoned for a period of time, the Seller's underwriting review of bulk portfolios of Mortgage Loans focuses primarily on payment histories and estimated current values based on estimated property appreciation or depreciation and loan amortization. As a result, Mortgage Loans that conform to the related Bulk Guidelines may not conform to the requirements of the Seller's Guidelines or any Approved Guidelines. For example, the Seller may purchase Mortgage Loans in bulk acquisitions with Loan-to-Value Ratios in excess of 85%, without title insurance, or with nonconforming appraisal methods such as tax assessments. Bulk Acquisition portfolios may be purchased servicing released or retained. If servicing is retained, the Originator must meet certain minimum requirements, as modified from time to time, by the Seller. The Seller generally will cause the Mortgage Loans acquired in a Bulk Acquisition to be reviewed for the purpose of determining whether such Mortgage Loans were originated in accordance with the applicable Bulk

Guidelines. Such underwriting may consist of a review of all such Mortgage Loans or may be performed on a sample basis. In addition, such reunderwriting may be performed by the Seller or by a third party acting at the direction of the Seller.

         Quality Control. The Seller maintains a quality control department. All files originated by the Seller are reviewed for the accuracy of certain data fields as well as for legal compliance of documentation prior to disbursement of funds. The Seller performs a quality control review on all loans acquired from other Originators, other than certain Affiliated Originators.

         The Seller generally will cause Mortgage Loans acquired from Unaffiliated Originators to be reunderwritten for the purpose of determining whether such Mortgage Loans were originated in accordance with the loan submission underwriting guidelines. Such reunderwriting may consist of a review of all such Mortgage Loans or may be performed on a sample basis. Such reunderwriting may be performed by the Seller or a third party acting at the direction of the Seller.

Streamline Refinance Program

         In March, 1999, the Seller introduced the Streamline Refinance Program in an attempt to retain certain performing mortgage loans in the Seller's servicing portfolio, which the Seller believes are susceptible to being refinanced by competitors. Where the Seller believes that borrowers having existing loans with the Seller are likely to refinance such loans due to interest rate changes or other reasons, the Seller actively attempts to retain such borrowers through solicitations of such borrowers to refinance with the Seller. Such refinancings generate fee and servicing income for the Seller. Since the solicited borrowers may refinance their existing loans in any case, the Seller believes that this practice will be unlikely to affect the prepayment experience of the Mortgage Loans in a material respect.

         Borrowers who qualify for the program must exhibit a satisfactory or better payment history within the last 12 months. The Seller will not typically perform any additional income or credit verification on the borrower. No new appraisal on the mortgaged property is required unless the previous appraisal was performed more than 18 months from the origination date of the loan. Loans under the Streamline Refinance Program are structured as rate and term refinancings with no cashout except to cover minimal third party expenses and minimal origination fees associated with the loan. All loans originated under the program will be fixed rate fully amortizing loans.

Qualifications of Originators

         Each Originator from which a Mortgage Loan is acquired will have been accepted by the Seller for participation in the Seller's mortgage loan program. Unaffiliated Originators that enter into agreements to sell mortgage loans to the Seller ("Master Commitments") and which meet the following qualifications are hereinafter referred to as "Participating Originators." As of the date of approval, each Participating Originator is generally required to have a specified minimum level of experience in originating conventional non-conforming mortgage loans. Furthermore, an Originator that will retain the servicing of the related Mortgage Loans will be required to have a Mortgage Loan servicing portfolio of a required amount and to have a specified minimal level of experience servicing comparable mortgage loans. An Unaffiliated Originator that would qualify as a "Participating Originator" is a "Designated Originator" if it meets certain additional requirements. Notwithstanding these requirements, however, there can be no assurance that any Originator presently meets such qualifications or will continue to meet such qualifications at the time of inclusion of mortgage loans sold by it in the Trust Estate for a series of Securities, or thereafter.

         The Seller may waive or modify in an appropriate case any of the foregoing requirements for Participating Originators and Designated Originators. Unless otherwise described in the related Prospectus Supplement, the Seller will make directly, or will guarantee compliance with, any representations and warranties made by any Unaffiliated Originator, other than a Designated Originator, with respect to the Mortgage Loans originated by it and acquired by a Trust; provided, however, that the Seller will not directly make or guarantee compliance with such representations and warranties made by a Designated Originator. In the event of a breach of any such representation or warranty made by a Designated Originator the only remedies will lie against such Designated Originator.

         All Unaffiliated Originators are required to originate mortgage loans in accordance with the applicable underwriting standards. However, with respect to any Originator, some of the generally applicable underwriting standards described herein and in the Seller's Guidelines may be modified or waived with respect to certain Mortgage Loans originated by such Originators.

         The Federal Deposit Insurance Corporation (the "FDIC") (either in its corporate capacity or as receiver or conservator for a depository institution) may also be an Originator of the Mortgage Loans. The FDIC is an independent executive agency originally established by the Banking Act of 1933 to insure the deposits of all banks entitled to federal deposit insurance under the Federal Reserve Act and Federal Deposit Insurance Act. The FDIC administers the system of nationwide deposit insurance (mutual guaranty of deposits) for United States Banks and together with the United States Comptroller of the Currency regulates in areas related to the maintenance of reserves for certain types of deposits, the maintenance of certain financial ratios, transactions with affiliates and a broad range of other banking practices.

         The Seller monitors the Originators and the Sub-Servicers under the control of the FDIC, as well as those Originators and Sub-Servicers that are insolvent or in receivership or conservatorship or otherwise financially distressed. Such Originators may not be able or permitted to repurchase Mortgage Loans for which there has been a breach of representation and warranty. Moreover, any such Originator may make no representations and warranties with respect to Mortgage Loans sold by it. The FDIC (either in its corporate capacity or as receiver for a depository institution) may also originate Mortgage Loans, in which event neither the FDIC nor the depository institution for which the FDIC is acting as receiver may make representations and warranties with respect to the Mortgage Loans that the FDIC sells, or the FDIC may make only limited representations and warranties (for example, that the related legal documents are enforceable). The FDIC may have no obligation to repurchase any Mortgage Loan for a breach of a representation and warranty. If, as a result of a breach of representation and warranty, an Originator is required to repurchase a Mortgage Loan but is not permitted or otherwise fails to do so or if representations and warranties are not made by an Originator, to the extent that neither the Seller nor any other entity has assumed the representations and warranties or made representations and warranties, neither the Seller nor that entity will be required to repurchase such Mortgage Loan and, consequently such Mortgage Loan will remain in the related Mortgage Pool and any related losses will be borne by the Owners or by the related credit enhancement, if any. In addition, loans which are purchased either directly or indirectly from the FDIC may be subject to a contract right of the FDIC to repurchase such loans under certain limited circumstances.

         To the extent the Originator in a Designated Originator transaction fails to or is unable to repurchase any Mortgage Loan due to a breach of representation and warranty, neither the Seller nor any other entity has assumed the representations and warranties and any related losses will be borne by the Owners or by the credit enhancement, if any.

Sub-Servicers

         Each Originator of a Mortgage Loan will act as sub-servicer for such Mortgage Loan (each, a "Sub-Servicer") pursuant to an agreement between the Servicer and the Sub-Servicer (a "Sub-Servicing Agreement") unless the servicing obligations are released to the Servicer or transferred to a servicer approved by the Servicer. An Affiliated Originator of a Mortgage Loan may act as the Sub-Servicer for such Mortgage Loan unless the other related servicing obligations are released or transferred. The Servicer may employ Sub-Servicers that neither originate mortgage loans nor originated the Mortgage Loans, such Sub-Servicers shall be referred to as "Contract Sub-Servicers."

         Unaffiliated Originators (except for Designated Originators and Participating Originators) will be required to release such servicing obligations to the Servicer. Designated Originators and Participating Originators may act as Sub-Servicers for such Mortgage Loans pursuant to a Sub-Servicing Agreement or may release such servicing obligations to the Servicer. An Unaffiliated Originator acting as a Sub-Servicer for the Mortgage Loans will be required to meet certain standards specified in the Prospectus Supplement with respect to its conventional Mortgage Loan servicing portfolio, GAAP tangible net worth, cash/warehouse line availability, mortgage servicing licensing status and other specified qualifications. Contract Sub-Servicers shall be required to satisfy standards similar to those for Unaffiliated Originators; however, the Servicer will be directly responsible to the Trusts for Servicing Mortgage Loans in compliance with the standards set forth in the Servicing Agreement. The Servicer will be responsible for the compensation of any Contract Sub-Servicer and such compensation shall be inclusive in the Servicer's fees.

Representations by Originators

         Each Originator will generally make representations and warranties in respect of the Mortgage Loans sold by such Originator and evidenced by a series of Securities. Such representations and warranties generally include, among other things, that at the time of the sale by the Originator to the Seller of each Mortgage Loan:

         o the information with respect to each Mortgage Loan set forth in the Schedules of Mortgage Loans is true and correct as of the related Cut-Off Date;

         o each Mortgage Loan being transferred to the Trust which is a REMIC is a qualified mortgage under the REMIC provisions of the Code and is a Mortgage;

         o each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include condominiums and townhouses;

         o each Mortgage Loan had, at the time of origination, either an attorney's certification of title or a title search or title policy;

         o as of the related Cut-Off Date each Mortgage Loan is secured by a valid and subsisting lien of record on the Mortgaged Property having the priority indicated on the related

Schedule of Mortgage Loans subject in all cases to exceptions to title set forth in the title insurance policy, if any, with respect to the related Mortgage Loan;

         o each Originator held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such Originator; and

         o each Mortgage Loan was originated in accordance with law and is the valid, legal and binding obligation of the related Mortgagor.

         Unless otherwise described in the related Prospectus Supplement all of the representations and warranties of an Originator in respect of a Mortgage Loan will be made as of the date on which such Originator sells the Mortgage Loan to the Seller; the date as of which such representations and warranties are made thus may be a date prior to the date of the issuance of the related series of Securities. A substantial period of time may elapse between the date as of which the representations and warranties are made and the later date of issuance of the related series of Securities. Accordingly, the Originator's purchase obligation (or, if specified in the related Prospectus Supplement, limited replacement option) will not arise if, during the period commencing on the date of sale of a Mortgage Loan by the Originator to the Seller, an event occurs that would give rise to such an obligation if the event had occurred prior to sale of the affected Mortgage Loan.

         The Seller will assign to the Trustee for the benefit of the Owners of the related series of Securities all of its right, title and interest in each agreement by which it acquires a Mortgage Loan from an Originator insofar as such agreement relates to the representations and warranties made by an Originator in respect of such Mortgage Loan and any remedies provided for breach of such representations and warranties. If an Originator cannot cure a breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Owners in such Mortgage Loan within a time period specified in the related Servicing Agreement, such Originator and/or the Seller will be obligated to purchase from the related Trust such Mortgage Loan at a price (the "Loan Purchase Price") set forth in the related Servicing Agreement which Loan Purchase Price will be equal to the principal balance thereof as of the date of purchase plus one month's interest at the Mortgage Rate less the amount, expressed as a percentage per annum, payable in respect of master servicing compensation or sub-servicing compensation, as applicable, and the Originator's Retained Yield, if any, and certain miscellaneous administrative amounts, together with, without duplication, the aggregate amount of all delinquent interest, if any.

         As to any such Mortgage Loan required to be purchased by an Originator and/or the Seller, as provided above, rather than repurchase the Mortgage Loan, the Servicer may, at its sole option, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the related Trust and cause the Seller to substitute in its place another Mortgage Loan of like kind (a "Qualified Replacement Mortgage" as such term is defined in the related Servicing Agreement); however, such substitution must be effected within 90 days of the date of the initial issuance of the Securities with respect to a Trust for which no REMIC election is to be made. With respect to a Trust for which a REMIC election is to be made, except as otherwise provided in the Prospectus Supplement relating to a series of Securities, such substitution of a defective Mortgage Loan must be effected within three years of the date of the initial issuance of the Securities, and may not be made if such substitution would cause the Trust to not qualify as a REMIC or result in a prohibited transaction tax under the Code. Except as otherwise provided in the related Prospectus Supplement, any Qualified Replacement Mortgage generally will, on the date of substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the related Trust in the month of substitution for distribution to the Owners),
(ii) have a Mortgage Rate neither one percentage point less than nor one percentage point more than the Mortgage Rate of the Deleted Mortgage Loan as of the date of substitution, (iii) have a remaining term to maturity neither one year less than nor one year more than that of the Deleted Mortgage Loan, and
(iv) comply with all of the representations and warranties set forth in the related Servicing Agreement as of the date of substitution. The related Servicing Agreement may include additional requirements relating to ARM Loans or other specific types of Mortgage Loans or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the related Prospectus Supplement or Servicing Agreement, an Originator will also have the option to substitute a replacement Mortgage Loan for a Mortgage Loan that it is obligated to repurchase in connection with a breach of a representation and warranty.

         The Servicer will be required under the applicable Servicing Agreement to enforce such purchase or substitution obligations for the benefit of the Trustee and the Owners, following the practices it would employ in its good faith business judgment if it were the owner of such Mortgage Loan; provided, however, that this purchase or substitution obligation will in no event become an obligation of the Servicer in the event the Originator fails to honor such obligation. If the Originator fails to repurchase or substitute a loan and no breach of the Seller's representations has occurred, the Originator's purchase or substitution obligation will in no event become an obligation of the Seller or the Servicer. In the case of a Designated Originator transaction where the Originator fails to repurchase or substitute a Mortgage Loan and neither the Seller, nor any other entity has assumed the representations and warranties, such repurchase or substitute obligation of the Originator will in no event become an obligation of the Seller. The foregoing will constitute the sole remedy available to Owners or the Trustee for a breach of representation by an Originator in its capacity as a seller of Mortgage Loans to the Seller.

         Unless otherwise described in the related Prospectus Supplement, the Seller will make directly, or will guarantee compliance with, any representations and warranties made by any Unaffiliated Originator with respect to the Mortgage Loans originated or purchased by it and acquired by a Trust; provided, however, that the Seller will not directly make or guarantee compliance with such representations and warranties made by a Designated Originator. In the event of a breach of any such representation or warranty made by a Designated Originator the only remedies will lie against such Designated Originator.

         Notwithstanding the foregoing with respect to any Originator that requests the Servicer's consent to the transfer of sub-servicing rights relating to any Mortgage Loans to a successor servicer, the Servicer may release such Originator from liability, under its representations and warranties described above, upon the assumption by such successor servicer of the Originator's liability for such representations and warranties as of the date they were made. In that event, the Servicer's rights under the instrument by which such successor servicer assumes the Originator's liability will be assigned to the Trustee, and such successor servicer shall be deemed to be the "Originator" for purposes of the foregoing provisions.

Sub-Servicing by Originators

         Each Originator of a Mortgage Loan will act as the Sub-Servicer for such Mortgage Loan pursuant to a Sub-Servicing Agreement unless servicing is released to the Servicer or has been transferred to a servicer approved by the Servicer. The Servicer may, in turn, assign such subservicing to designated Sub-Servicers that will be qualified Originators and may include affiliates of the Seller. While such a Sub-Servicing Agreement will be a contract solely between the Servicer and the Sub-Servicer, the Servicing Agreement pursuant to which a series of Securities is issued will provide that, the Trustee, the Servicer or any Oversight Agent must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

         With the approval of the Servicer, a Sub-Servicer generally may delegate its servicing obligations to third-party servicers, but such Sub-Servicer will remain obligated under the related Sub-Servicing Agreement. Each Sub-Servicer will be required to perform the customary functions of a servicer, including collection of payments from Mortgagors and remittance of such collections to the Servicer; maintenance of hazard insurance and filing and settlement of claims thereunder, subject in certain cases to the right of the Servicer to approve in advance any such settlement; maintenance of escrow or impound accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by the Mortgagor pursuant to the Mortgage Loan; processing of assumptions or substitutions; attempting to cure delinquencies; supervising foreclosures; inspecting and managing of Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Loans. A Sub-Servicer also may be obligated to make advances to the Servicer in respect of delinquent installments of principal and/or interest (net of any sub-servicing or other compensation) on Mortgage Loans, as described more fully under "Description of the Securities--Advances," and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors. A Sub-Servicer may also be obligated to pay to the Servicer any Compensating Interest with respect to the related Mortgage Loans. No assurance can be given that the Sub-Servicers will carry out their advance or payment obligations, if any, with respect to the Mortgage Loans. A Sub-Servicer may transfer its servicing obligations to another entity that has been approved for participation in the Seller's loan purchase programs, but only with the approval of the Servicer.

         As compensation for its servicing duties, the Sub-Servicer may be entitled to a monthly servicing fee in a minimum amount set forth in the related Prospectus Supplement. The Sub-Servicer may also be entitled to collect and retain, as part of its servicing compensation, any late charges or prepayment penalties provided in the Mortgage Note or related instruments. The Sub-Servicer will be reimbursed by the Servicer for certain expenditures that it makes, generally to the same extent that the Servicer would be reimbursed under the applicable Servicing Agreement from the loan proceeds. Unless specified in the related Prospectus Supplement and Servicing Agreement, compensation for the services of the Sub-Servicer shall be paid by the Servicer as a general corporate obligation of the Servicer. See "The Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses; Originator's Retained Yield."

         Each Sub-Servicer will be required to agree to indemnify the Servicer for any liability or obligation sustained by the Servicer in connection with any act or failure to act by the Sub-Servicer in its servicing capacity. Each Sub-Servicer will be required to maintain a fidelity bond and an errors and omission policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Servicer.

         Each Sub-Servicer will be required to service each Mortgage Loan pursuant to the terms of the Sub-Servicing Agreement for the entire term of such Mortgage Loan, unless the Sub-Servicing Agreement is terminated earlier by the Servicer or the Sub-Servicer or unless servicing is released to the Servicer. The Servicer generally may terminate a Sub-Servicing Agreement immediately upon the giving of notice upon certain stated events, including the violation of such Sub-Servicing Agreement by the Sub-Servicer, or upon thirty days' notice to the Sub-Servicer without cause upon payment of an amount equal to a specified termination fee calculated as a specified percentage of the aggregate outstanding principal balance of all mortgage loans, including the Mortgage Loans serviced by such Sub-Servicer pursuant to a Sub-Servicing Agreement and certain transfer fees.

         The Servicer may agree with a Sub-Servicer to amend a Sub-Servicing Agreement. Upon termination of a Sub-Servicing Agreement, the Servicer may act as servicer of the related Mortgage Loans or enter into one or more new Sub-Servicing Agreements. If the Servicer acts as servicer, it will not assume liability for the representations and warranties of the Sub-Servicer that it replaces. If the Servicer enters into a new Sub-Servicing Agreement, each new Sub-Servicer either must be an Originator, meet the standards for becoming an Originator or have such servicing experience that is otherwise satisfactory to the Servicer. The Servicer may make reasonable efforts to have the new Sub-Servicer assume liability for the representations and warranties of the terminated Sub-Servicer, but no assurance can be given that such an assumption will occur and, in any event, if the new Sub-Servicer is an affiliate of the Servicer, the liability for such representations and warranties will not be assumed by such new Sub-Servicer. In the event of such an assumption, the Servicer may in the exercise of its business judgment release the terminated Sub-Servicer from liability in respect of such representations and warranties. Any amendments to a Sub-Servicing Agreement or to a new Sub-Servicing Agreement may contain provisions different from those described above that are in effect in the original Sub-Servicing Agreements. However, the Servicing Agreement for each Trust Estate will provide that any such amendment or new agreement may not be inconsistent with such Servicing Agreement to the extent that it would materially and adversely affect the interests of the Owners.

Oversight Agent

         An Oversight Agent may be specified in the related Prospectus Supplement for the related series of Securities. Customary servicing functions with respect to Mortgage Loans constituting the Mortgage Pool in the Trust Estate will be provided by the Servicer directly or through one or more Sub-Servicers subject to supervision by the Oversight Agent. If the Oversight Agent is not directly servicing the Mortgage Loans, then the Oversight Agent will (i) administer and supervise the performance by the Servicer of its servicing responsibilities under the Servicing Agreement with the Oversight Agent, (ii) maintain a current data base with the payment histories of each Mortgagor, (iii) review monthly servicing reports and data relating to the Mortgage Pool for discrepancies and errors, and (iv) act as back-up Servicer during the term of the transaction unless the Servicer is terminated or resigns in such case the Oversight Agent shall assume the obligations of the Servicer.

         The Oversight Agent will be a party to the Servicing Agreement for any Series for which Mortgage Loans comprise the Trust Estate. The Oversight Agent generally will be required to be a Fannie Mae- or Freddie Mac-approved seller/servicer and, in the case of FHA Loans, approved by

HUD as an FHA mortgagee. The Oversight Agent will be compensated for the performance of its services and duties under each Servicing Agreement as specified in the related Prospectus Supplement.

                          DESCRIPTION OF THE SECURITIES

General

         Each Trust will be created pursuant to the terms of a Pooling and Servicing Agreement or a trust agreement to be entered into by the Seller and the owner trustee (the "Trust Agreement"). The provisions of each agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust. Securities which represent beneficial interest in the Trust (the "Certificates") will be issued pursuant to the Pooling and Servicing Agreement. Securities which represent debt obligations of the Trust (the "Notes") will be issued pursuant to an Indenture. The Mortgage Loans relating to a Series of Securities will be conveyed to the related Trust and serviced pursuant to a Pooling and Servicing Agreement, in the case of Certificates or pursuant to a Sale and Servicing Agreement, in the case of Notes (each, a "Servicing Agreement"). The following summaries and the summaries set forth under "The Pooling and Servicing Agreement" and "The Indenture" describe certain provisions relating to each Series of Securities. The Prospectus Supplement for a Series of Securities will describe the specific provisions relating to such Series.

         The Securities will consist of two basic types: (i) Securities of the fixed-income type ("Fixed-Income Securities") and (ii) Securities of the equity participation type ("Equity Securities"). No Class of Equity Securities will be offered pursuant to this Prospectus or any Prospectus Supplement related hereto. Fixed-Income Securities generally will be styled as Debt Instruments, having a principal balance and a specified interest rate ("Interest Rate"). Fixed-Income Securities may be either beneficial ownership interests in the related Mortgage Loans held by the related Trust, or may represent debt secured by such Mortgage Loans. Each series or class of Fixed-Income Securities may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate. The related Prospectus Supplement will specify the Interest Rate for each series or class of Fixed-Income Securities, or the initial Interest Rate and the method for determining subsequent changes to the Interest Rate.

         A series may include one or more classes of Fixed-Income Securities ("Strip Securities") entitled to (i) principal distributions, with disproportionate, nominal or no interest distributions, or (ii) interest distributions, with disproportionate, nominal or no principal distributions. In addition, a series may include two or more classes of Fixed-Income Securities that differ as to timing, sequential order, priority of payment, Interest Rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the related Mortgage Pool, which series may include one or more classes of Fixed-Income Securities ("Accrual Securities"), as to which certain accrued interest will not be distributed but rather will be added to the principal balance (or nominal principal balance in the case of Accrual Securities which are also Strip Securities) thereof on each Payment Date, as hereinafter defined and in the manner described in the related Prospectus Supplement.

         If so provided in the related Prospectus Supplement, a series of Securities may include one or more classes of Fixed-Income Securities (collectively, the "Senior Securities") that are senior to one or more classes of Fixed-Income Securities (collectively, the "Subordinate Securities") in respect of certain distributions of principal and interest and allocations of losses on Mortgage Loans. In addition, certain classes of Senior (or Subordinate) Securities may be senior to other classes of Senior (or Subordinate) Securities in respect of such distributions or losses.

         Equity Securities will represent the right to receive the proceeds of the related Trust Estate after all required payments have been made to the Owners of the related Fixed-Income Securities (both Senior Securities and Subordinate Securities), and following any required deposits to any reserve account that may be established for the benefit of the Fixed-Income Securities. Equity Securities may constitute what are commonly referred to as the "residual interest," "seller's interest" or the "general partnership interest," depending upon the treatment of the related Trust for federal income tax purposes. As distinguished from the Fixed-Income Securities, the Equity Securities will not be styled as having principal and interest components. Any losses suffered by the related Trust first will be absorbed by the related class of Equity Securities, as described herein and in the related Prospectus Supplement.

         No Class of Equity Securities will be offered pursuant to this Prospectus or any Prospectus Supplement related hereto. Equity Securities may be offered on a private placement basis or pursuant to a separate Registration Statement to be filed by the Seller. In addition, the Seller and its affiliates may initially or permanently hold any Equity Securities issued by any Trust.

General Payment Terms of Securities

         As provided in the related Pooling and Servicing Agreement or Indenture, as applicable, and as described in the related Prospectus Supplement, Owners will be entitled to receive payments on their Securities on specified dates ("Payment Dates"). Payment Dates with respect to Fixed-Income Securities will occur monthly, quarterly or semi-annually, as described in the related Prospectus Supplement.

         The related Prospectus Supplement will describe a date (the "Record Date") preceding such Payment Date, as of which the Trustee or its paying agent will fix the identity of the Owners for the purpose of receiving payments on the next succeeding Payment Date. Unless otherwise described in the related Prospectus Supplement, the Payment Date will be the twentieth day of each month (or, in the case of quarterly-pay Securities, the twentieth day of every third month; and in the case of semi-annually-pay Securities, the twentieth day of every sixth month) and the Record Date will be the close of business as of the last day of the calendar month which precedes such Payment Date.

         The related Prospectus Supplement and Servicing Agreement will describe the periods (each, a "Remittance Period" or "Due Period") antecedent to each Payment Date (for example, in the case of monthly-pay Securities, the calendar month (or the 30 days) preceding the month in which a Payment Date occurs or such other specified period). Unless otherwise provided in the related Prospectus Supplement, collections received on or with respect to the related Mortgage Loans during a Remittance Period will be required to be remitted by the Servicer to the related Trustee prior to the related Payment Date, and will be used to distribute payments to Owners on such Payment Date. As may be described in the related Prospectus Supplement, the related Servicing Agreement may provide that all or a portion of the principal collected on or with respect to the related Mortgage Loans may be applied by the related Trustee to the acquisition of additional Mortgage Loans during a specified period (rather than used to distribute payments of principal to Owners during such period) with the result that the related securities possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any such interest-only or revolving period may, upon the occurrence of certain events to be described in the related Prospectus Supplement, terminate prior to the end of the specified period and result in the earlier than expected amortization of the related Securities.

         In addition, and as may be described in the related Prospectus Supplement, the related Servicing Agreement may provide that all or a portion of such collected principal may be retained by the Trustee (and held in certain temporary investments, including Mortgage Loans) for a specified period prior to being used to distribute payments of principal to Owners.

         The result of such retention and temporary investment by the Trustee of such principal would be to slow the amortization rate of the related Securities relative to the amortization rate of the related Mortgage Loans, or to attempt to match the amortization rate of the related Securities to an amortization schedule established at the time such Securities are issued. Any such feature applicable to any Securities may terminate upon the occurrence of events to be described in the related Prospectus Supplement, resulting in the current funding of principal payments to the related Owners and an acceleration of the amortization of such Securities.

         Neither the Securities nor the underlying Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality or the Seller, the Servicer, any Sub-Servicer, any Oversight Agent, any Originator or any of their affiliates; provided, however, that certain distributions to Owners may be guaranteed by a Financial Guaranty Insurer.

         Unless otherwise specified in the Prospectus Supplement with respect to a series, Securities of each series will evidence specified beneficial ownership interest in a separate Trust Estate created pursuant to the related Servicing Agreement. A Trust Estate will consist of, to the extent provided in the related Servicing Agreement:

         o a pool of Mortgage Loans (and the related mortgage documents) or certificates of interest or participations therein underlying a particular series of Securities as from time to time are subject to the related Servicing Agreement, exclusive of, if specified in the related Prospectus Supplement, any Originator's Retained Yield or other interest retained by the related Originator, the Seller or any of its affiliates with respect to each such Mortgage Loan;

         o certain other assets including, without limitation, all payments due on the Mortgage Loans after the related Cut-Off Date, as from time to time are identified as deposited in respect thereof in the Principal and Interest Account and in the related Distribution Account;

         o property acquired by foreclosure of the Mortgage Loans or deed in lieu of foreclosure;

         o hazard insurance policies and primary insurance policies, if any, and certain proceeds thereof; and

         o any combination, as specified in the related Prospectus Supplement, of a letter of credit, financial guaranty insurance policy, purchase obligation, mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund or other type of credit enhancement as described under "Description of Credit Enhancement." To the extent that any Trust Estate includes certificates of interest or participations in Mortgage Loans, the related

Prospectus Supplement will describe the material terms and conditions of such certificates or participations.

Form of Securities

         If so specified in the related Prospectus Supplement, the Securities of each series will be issued as physical certificates ("Physical Certificates") in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the registrar of the Securities (the "Security Registrar") named in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         If so specified in the related Prospectus Supplement, specified classes of a series of Securities will be issued in uncertificated book-entry form ("Book-Entry Securities"), and will be registered in the name of Cede, the nominee of DTC. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participant").

         Under a book-entry format, Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Securities registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Owners will receive all distributions of principal of and interest on the Securities from the Trustee through DTC and its Participants. Under a book-entry format, Owners will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward such payments to Indirect Participants or Owners. Unless and until Physical Securities are issued, it is anticipated that the only Owner will be Cede, as nominee of DTC, and that the beneficial holders of Securities will not be recognized by the Trustee as Owners under the Pooling and Servicing Agreement or the Indenture, as applicable. The beneficial holders of such Securities will only be permitted to exercise the rights of Owners under the Pooling and Servicing Agreement or the Indenture, as applicable, indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. Participants and Indirect Participants with which Owners have accounts with respect to their Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Owners. Accordingly, although Owners will not possess Securities, the rules provide a mechanism by which Owners will receive distributions and will be able to transfer their interests.

         Unless and until Physical Certificates are issued, Owners who are not Participants may transfer ownership of Securities only through Participants by instructing such Participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Owners.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of an Owner to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Securities may be limited due to the lack of a Physical Certificate for such Securities.

         DTC in general advises that it will take any action permitted to be taken by an Owner under a Pooling and Servicing Agreement or an Indenture, as applicable, only at the direction of one or more Participants to whose account with DTC the related Securities are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Owners only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Securities that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Securities to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Securities.

         Any Securities initially registered in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Owners or their nominees ("Physical Securities"), rather than to DTC or its nominee only under the events specified in the related Pooling and Servicing Agreement or Indenture, as applicable, and described in the related Prospectus Supplement. Upon the occurrence of any of the events specified in the related Pooling and Servicing Agreement or the Indenture, as applicable, and the Prospectus Supplement, DTC will be required to notify all Participants of the availability through DTC of Physical Certificates. Upon surrender by DTC of the securities representing the Securities and instruction for reregistration, the Trustee will issue the Securities in the form of Physical Certificates, and thereafter the Trustee will recognize the holders of such Physical Certificates as Owners. Thereafter, payments of principal of and interest on the Securities will be made by the Trustee directly to Owners in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement, or Indenture, as applicable. The final distribution of any Security (whether Physical Certificates or Securities registered in the name of Cede), however, will be made only upon presentation and surrender of such Securities on the final Payment Date at such office or agency as is specified in the notice of final payment to Owners.

Assignment of Mortgage Loans

         At the time of issuance of a series of Securities, the Seller will cause the Mortgage Loans being included in the related Trust Estate to be assigned to the Trustee together with all principal and interest due on or after the Cut-Off Date with respect to such Mortgage Loan, other than principal and interest due before the Cut-Off Date. If specified in the related Prospectus Supplement, the Seller or any of its affiliates may retain the Originator's Retained Yield, if any, for itself or transfer the same to others. The Trustee will, concurrently with such assignment, deliver a series of Securities to the Seller in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Servicing Agreement. Such schedule will include, among other things, information as to the principal balance of each Mortgage Loan as of the Cut-Off Date, as well as information regarding the Mortgage Rate, the currently scheduled monthly payment of principal and interest and the maturity of the Mortgage Note.

         In connection with the transfer of the Mortgage Loans to the Trustee, the Originators will be required to deliver to the Seller, who in turn will deliver to the Trustee, a file consisting of:

         o the original Notes or certified copies thereof, endorsed by the Originator thereof in blank or to the order of the holder,

         o originals of all intervening assignments, showing a complete chain of title from origination to the applicable Originators, if any, including warehousing assignments, with evidence of recording thereon,

         o originals of all assumption and modification agreements, if any, and, unless such Mortgage Loan is covered by a counsel's opinion as described in the next paragraph,

         o    either: (a)    the original Mortgage, with evidence of recording
                             thereon,

                      (b) a true and accurate copy of the Mortgage where the original has been transmitted for recording, until such time as the original is returned by the public recording office, or

                      (c) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost. The Trustee will agree, for the benefit of the Owners, to review each such file within 90 days after the execution and delivery of the applicable Servicing Agreement to ascertain that all required documents (or certified copies of documents) have been executed and received.

         The Seller is additionally required to cause to be prepared and submitted for recording, within 75 business days of the execution and delivery of the applicable Servicing Agreement (or, if original recording information is unavailable, within such later period as is permitted by the Servicing Agreement) assignments of the Mortgages from the Seller to the Trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Seller, to the Trustee; provided, however, that if the Seller furnishes to the Trustee an opinion of counsel to the effect that no such recording is necessary to perfect the Trustee's interests in the Mortgages with respect to one or more jurisdictions, then such recording will not be required with respect to such jurisdictions.

         If the Seller does not cure an omission or defect in a required document within 60 days after notice is given to it, the Seller, will be obligated to purchase on the next succeeding Remittance Date the related Mortgage Loan from the Trustee at its Loan Purchase Price (or, if specified in the related Prospectus Supplement, will be permitted to substitute for such Mortgage Loan under the conditions specified in the related Prospectus Supplement). The Servicer will be obligated to enforce this obligation of the Seller, to the extent described above under "Mortgage Loan Program--Representations by Originators." However, neither the Servicer nor the Oversight Agent will be obligated to purchase or substitute for such Mortgage Loan if the Seller defaults on its obligation to do so, and there is no assurance that the Seller will carry out any such obligation. Such purchase obligation constitutes the sole remedy available to the Owners or the Trustee for omission of, or a material defect in, a constituent document.

         The Trustee will be authorized at any time to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Mortgage Loans as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Securities will be set forth in the related Prospectus Supplement.

         Pursuant to each Servicing Agreement, the Servicer, either directly or through Sub-Servicers, will service and administer the Mortgage Loans assigned to the Trustee as more fully set forth below.

Forward Commitments; Pre-Funding

         A Trust may enter into a forward purchase agreement (a "Forward Purchase Agreement") with the Seller whereby the Seller will agree to transfer Subsequent Mortgage Loans to such Trust following the date on which such Trust is established and the related Securities are issued. All Subsequent Mortgage Loans transferred to the Trust pursuant to a Forward Purchase Agreement will be originated by the Seller or an Originator. The Trust may enter into Forward Purchase Agreements to permit the acquisition of Subsequent Mortgage Loans that could not be delivered by the Seller or have not formally completed the origination process, in each case prior to the date on which the Securities are delivered to the Owners (the "Closing Date"). Any Forward Purchase Agreement will require that any Subsequent Mortgage Loans so transferred to a Trust conform to the requirements specified in such Forward Purchase Agreement. If a Forward Purchase Agreement is to be utilized the related Trustee will be required to deposit in the Pre-Funding Account all or a portion of the proceeds received by the Trustee in connection with the sale of one or more classes of Securities of the related series; the Subsequent Mortgage Loans will be transferred to the related Trust in exchange for money released to the Seller from the related Pre-Funding Account in one or more transfers. The maximum amount of money deposited in the Pre-Funding Account to acquire Subsequent Mortgage Loans for transfer to the Trust will not exceed 25% of the aggregate principal amount of the Securities offered pursuant to the related Prospectus Supplement. Each Forward Purchase Agreement will set a specified period during which any such transfers must occur, which such period shall not exceed 90 days from the date such Trust was established. The Forward Purchase Agreement or the related Servicing Agreement will require that, if all moneys originally deposited to such Pre-Funding Account are not so used by the end of such specified period, then any remaining moneys will be applied as a mandatory prepayment of the related class or classes of Securities as specified in the related Prospectus Supplement. See "Risk Factors" herein and in the related Prospectus Supplement. All moneys on deposit in the Pre-Funding Account will be invested in one or more Permitted Investments with all earnings thereon available to make interest payments on the Securities.

         Each additional Mortgage Loan will be of a type specified herein, will be originated or underwritten in accordance with the Seller's guidelines discussed under "Mortgage Loan Program -- Underwriting Guidelines" and will satisfy any additional eligibility criteria specified in the related Prospectus Supplement. Such eligibility criteria will be determined in consultation with each Rating Agency (and/or any credit enhancement provider for the related series) prior to the issuance of such series to ensure that such additional Mortgage Loans will not cause the aggregate characteristics of the related Mortgage Pool to vary materially from those of the initial Mortgage Pool, or that any such variation is within parameters that were taken into account at the time the initial ratings were assigned to the Securities of the related series. The Seller will be required to certify that all conditions precedent to the transfer of such additional Mortgage Loans, including the satisfaction of specific eligibility criteria, have been satisfied. It will be a condition to the transfer of any additional Mortgage Loans by the Seller for inclusion in the related Mortgage Pool that each Rating Agency, after receiving prior notice of any such proposed transfer, shall not have advised the Seller or the Trustee or any credit enhancement provider for the series that the conveyance of such additional Mortgage Loans will result in a qualification, modification or withdrawal of its then current rating of the related Securities. The inclusion of additional Mortgage Loans in a Mortgage Pool for a series of Securities may affect, in some instances adversely, the performance of the related Securities, even if the aggregate characteristics of such Mortgage Pool do not vary as a result of the inclusion of such additional Mortgage Loans. The Seller will provide a schedule of such additional Mortgage Loans or tabular information on such additional Mortgage Loans similar to that included in the related Prospectus Supplement in the Detailed Description filed under cover of a Current Report on Form 8-K within 15 days of the end of the Funding Period.

         The ability of any Trust to invest in additional Mortgage Loans during the related Funding Period and, in the case of a series of Securities, any revolving period, will be dependent upon the ability of the Seller to acquire Mortgage Loans that satisfy the prerequisites to transfer for inclusion in the related Mortgage Pool specified in the related Prospectus Supplement. The ability of the Seller to acquire such Mortgage Loans will be affected by a variety of social and economic factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions.

Payments on Mortgage Loans; Deposits to Distribution Account

         The Servicer will deposit or will cause to be deposited into the Principal and Interest Account on a daily basis certain payments and collections received by it subsequent to the Cut-Off Date (other than payments due on or before the Cut-Off Date), as specifically set forth in the related Servicing Agreement, which generally will include the following except as otherwise provided therein:

         (i) all payments on account of principal, including principal payments received in advance of the date on which the related monthly payment is due (the "Due Date") ("Principal Prepayments"), on the Mortgage Loans comprising a Trust Estate;

         (ii) all payments on account of interest on the Mortgage Loans comprising such Trust Estate, net of the portion of each payment thereof retained by the Servicer and the Sub-Servicer, if any, as their servicing fee or other compensation;

         (iii) all amounts (net of unreimbursed liquidation expenses and insured expenses incurred, and unreimbursed advances made, by the Servicer or the related Sub-Servicer) received and retained, if any, in connection with the liquidation of any defaulted Mortgage Loan, by foreclosure, deed in lieu of foreclosure or otherwise ("Liquidation Proceeds"), including all proceeds of any special hazard insurance policy, bankruptcy bond, mortgage pool insurance policy, financial guaranty insurance policy and any title, hazard or other insurance policy covering any Mortgage Loan in such Mortgage Pool (together with any payments under any letter of credit, "Insurance Proceeds") or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable Prospectus Supplement, other than proceeds to be applied to the restoration of the related property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures (such amounts, net of related unreimbursed expenses and advances of the Servicer, "Net Liquidation Proceeds");

         (iv) any Buydown Funds (and, if applicable, investment earnings thereon) required to be paid to Owners, as described below;

         (v) all proceeds of any Mortgage Loan in such Trust Estate purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Servicer, the Seller, the Oversight Agent, any Sub-Servicer or Originator or any other person pursuant to the terms of the Servicing Agreement. See "Mortgage Loan Program--Representations by Originators," "--Assignment of Mortgage Loans" above; and

         (vi) any amounts required to be transferred from the Distribution Account (as defined below) to the Principal and Interest Account.

         In addition to the Principal and Interest Account, the Servicer shall cause to be established and the Trustee will maintain, at the corporate trust office of the Trustee, in the name of the Trust for the benefit of the Owners of each series of Securities, an account for the disbursement of payments on the Mortgage Loans evidenced by each series of Securities (the "Distribution Account"). Both the Principal and Interest Account and the Distribution Account must be maintained with a depository institution whose debt obligations at the time of any deposit therein meet certain rating criteria, and be:

         o an account or accounts the deposits in which are fully insured to the limits established by the FDIC,

         o an account maintained at a federal savings and loan or state banking institution,

         o an account maintained at a principal subsidiary of a bank holding company,

         o    an account maintained at a national banking association, or

         o such other account or accounts acceptable to the Rating Agency or Agencies that rated one or more classes of Securities of such series (an "Eligible Account").

         The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments ("Permitted Investments"). Permitted Investments include:

         o direct general obligations of the United States or the obligations of any agency or instrumentality of the United States that are fully guaranteed,

         o Federal Funds, certificates of deposit, time and demand deposits of any bank meeting certain short term rating requirements described in a Servicing Agreement,

         o certain investment agreements approved by the Financial Guaranty Insurer, and commercial paper and no load mutual funds meeting certain rating requirements described in a Servicing Agreement.

         A Distribution Account may be maintained as an interest-bearing or a non-interest-bearing account, or funds therein may be invested in Permitted Investments as described below. The Principal and Interest Account may contain funds relating to more than one series of Securities as well as payments received on other mortgage loans serviced or master serviced by the Servicer that have been deposited into the Principal and Interest Account. The Servicer will be entitled to any interest or other income or gain realized with respect to the funds on deposit in the Principal and Interest Accounts.

         Unless otherwise specified in the related Prospectus Supplement and Servicing Agreement, not later than the third day preceding each Payment Date (the "Remittance Date"), the Servicer will withdraw from the Principal and Interest Account and remit to the Trustee for deposit into the applicable Distribution Account, in immediately available funds, the amount to be distributed therefrom to Owners on such Payment Date. The Servicer will remit to the Trustee for deposit into the Distribution Account the amount of any advances made by the Servicer as described herein under "Advances," any amounts required to be paid by the Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Servicer to cover hazard losses on the Mortgage Loans as described under "Hazard Insurance; Claims Thereunder" below and any other amounts as specifically set forth in the related Servicing Agreement. The Trustee will cause all payments under any credit enhancement such as a financial guaranty insurance policy or a letter of credit to be deposited in the Distribution Account prior to the close of business on the business day next preceding each Payment Date.

         The portion of any payment received by the Servicer in respect of a Mortgage Loan that is allocable to the Originator's Retained Yield generally will be deposited into the Principal and Interest Account but will not be deposited in the Distribution Account for the related series of Securities.

         Funds on deposit in the Principal and Interest Account attributable to Mortgage Loans underlying a series of Securities may be invested in Permitted Investments maturing in general not later than the business day preceding the next Payment Date. All income and gain realized from any such investment will generally be for the account of the Servicer. Funds on deposit in the related Distribution Account may be invested in Permitted Investments maturing, in general, no later than the Payment Date.

         Each Sub-Servicer servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement will establish and maintain an account (the "Sub-Servicing Account") which generally meets the requirements set forth in the Seller's Guidelines from time to time, and is otherwise acceptable to the Servicer. A Sub-Servicing Account will generally be a lock box account established with a depository institution (including the Sub-Servicer itself) whose accounts are insured by the FDIC, provided that any such depository institution must meet certain minimum rating criteria set forth in the Seller's Guidelines. Except as otherwise permitted by the applicable Rating Agencies, a Sub-Servicing Account must be segregated and may not be established as a general ledger account.

         A Sub-Servicer is required to deposit into its Sub-Servicing Account within one day of receipt all amounts described above under "Mortgage Loan Program--Sub-Servicing by Originators" that are received by it in respect of the Mortgage Loans, less its servicing fee or other compensation. On a daily basis or on or before the date specified in the Sub-Servicing Agreement (which date may be no later than the business day prior to the Determination Date referred to below or, if such day is not a business day, the preceding business day), the Sub-Servicer must remit or cause to be remitted to the Servicer or the Trustee all funds held in the Sub-Servicing Account with respect to Mortgage Loans that are required to be so remitted. A Sub-Servicer may also be required to make Servicing Advances, and Delinquency Advances and to pay Compensating Interest as set forth in the related Sub-Servicing Agreement.

         With respect to each Buydown Mortgage Loan, the Sub-Servicer will deposit the related Buydown Funds provided to it in a Buydown Account that will comply with the requirements set forth herein with respect to a Sub-Servicing Account. The terms of all Buydown Mortgage Loans provide for the contribution of Buydown Funds in an amount equal to or exceeding either (i) the total payments to be made from such funds pursuant to the related buydown plan or (ii) if such Buydown Funds are to be deposited on a discounted basis, that amount of Buydown Funds which, together with investment earnings thereon at a rate as set forth in the Seller's Guidelines from time to time, will support the scheduled level of payments due under the Buydown Mortgage Loan. Neither the Servicer nor the Seller will be obligated to add to any such discounted Buydown Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any such insufficiency is not recoverable from the Mortgagor or, in an appropriate case, from the related Originator or the related Sub-Servicer, distributions to Owners may be affected. With respect to each Buydown Mortgage Loan, the Sub-Servicer will withdraw from the Buydown Account and remit to the Servicer on or before the date specified in the Sub-Servicing Agreement described above the amount, if any, of the Buydown Funds (and, if applicable, investment earnings thereon) for each Buydown Mortgage Loan that, when added to the amount due from the Mortgagor on such Buydown Mortgage Loan, equals the full monthly payment which would be due on the Buydown Mortgage Loan if it were not subject to the buydown plan.

         If the Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the Buydown Period, the Sub-Servicer will withdraw from the Buydown Account and remit to the Mortgagor or such other designated party in accordance with the related buydown plan any Buydown Funds remaining in the Buydown Account. If a prepayment by a Mortgagor during the Buydown Period together with Buydown Funds will result in full prepayment of a Buydown Mortgage Loan, the Sub-Servicer will generally be required to withdraw from the Buydown Account and remit to the Servicer the Buydown Funds and investment earnings thereon, if any, which together with such prepayment will result in a prepayment in full; provided that Buydown Funds may not be available to cover a prepayment under certain Mortgage Loan programs. Any Buydown Funds so remitted to the Servicer in connection with a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the Mortgagor to repay fully the related Mortgage Loan if the Mortgage Loan were not subject to the buydown plan. Any investment earnings remaining in the Buydown Account after prepayment or after termination of the Buydown Period will be remitted to the related Mortgagor or such other designated party pursuant to the agreement relating to each Buydown Mortgage Loan (the "Buydown Agreement"). If the Mortgagor defaults during the Buydown Period with respect to a Buydown Mortgage Loan and the property securing such Buydown Mortgage Loan is sold in liquidation (either by the Servicer, the primary insurer, the insurer under the mortgage pool insurance policy (the "Pool Insurer") or any other insurer), the Sub-Servicer will be required to withdraw from the Buydown Account the Buydown Funds and all investment earnings thereon, if any, and remit the same to the Servicer or, if instructed by the Servicer, pay the same to the primary insurer or the Pool Insurer, as the case may be, if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.

Withdrawals from the Principal and Interest Account

         The Servicer may, from time to time, make withdrawals from the Principal and Interest Account for certain purposes, as specifically set forth in the related Servicing Agreement, which generally will include the following except as otherwise provided therein:

         o to effect the timely remittance to the Trustee for deposit to the Distribution Account in the amounts and in the manner provided in the Servicing Agreement and described in "--Payments on Mortgage Loans; Deposits to Distribution Account" above;

         o to reimburse itself or any Sub-Servicer for Delinquency Advances or Servicing Advances as to any Mortgaged Property, out of late payments or collections on the related Mortgage Loan with respect to which such Delinquency Advances or Servicing Advances were made;

         o to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

         o to pay the Seller or its assignee all amounts allocable to the Originator's Retained Yield out of collections or payments which represent interest on each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property was acquired);

         o to withdraw amounts that have been deposited in the Principal and Interest Account in error; and

         o to clear and terminate the Principal and Interest Account in connection with the termination of the Trust Estate pursuant to the related Pooling and Servicing Agreement or Indenture, as applicable, as described in "The Pooling and Servicing Agreement--Termination, Retirement of Securities."

Distributions

         Beginning on the Payment Date in the month following the month (or, in the case of quarterly-pay Securities, the third month following such month and each third month thereafter or, in the case of semi-annually-pay Securities, the sixth month following such month and each sixth month thereafter) in which the Cut-Off Date occurs (or such other date as may be set forth in the related Prospectus Supplement) for a series of Securities, distributions of principal and interest (or, where applicable, of principal only or interest only) on each class of Securities entitled thereto will be made either by the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"), to the persons who are registered as the Owners of such Securities at the close of business as of the last day of the preceding month (the "Record Date") in proportion to their respective Percentage Interests. Interest that accrues and is not payable on a class of Securities will generally be added to the principal balance of each Security of such class in proportion to its Percentage Interest. The undivided percentage interest (the "Percentage Interest") represented by a Security of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Security by the aggregate initial amount or notional balance of all the Securities of such class. Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of an Owner at a bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee or the Paying Agent, as the case may be, and the related Pooling and Servicing Agreement or Indenture, as applicable, provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Security Register; provided, however, that the final distribution in retirement of the Securities (other than any Book-Entry Securities) will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee specified in the notice to Owners of such final distribution.

Principal and Interest on the Securities

         The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Securities will be described in the related Prospectus Supplement. Each class of Securities (other than certain classes of Strip Securities) may bear interest at a different interest rate (the "Pass-Through Rate"), which may be a fixed or adjustable Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate for each class, or in the case of an adjustable Pass-Through Rate, the initial Pass-Through Rate and the method for determining the Pass-Through Rate. Interest on the Securities generally will be calculated either on the basis of a 360-day year consisting of twelve 30-day months or, in the case of certain Securities bearing an adjustable Pass-Through Rate, on the basis of the actual number of days elapsed in the period for which interest is being paid, divided by 360.

         On each Payment Date for a series of Securities, the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each Owner of record on the Record Date of a class of Securities, an amount equal to the Percentage Interest represented by the Security held by such Owner multiplied by such class' Distribution Amount. The Distribution Amount for a class of Securities for any Payment Date will be the portion, if any, of the Principal Distribution Amount (as defined in the related Prospectus Supplement) allocable to such class for such Payment Date, as described in the related Prospectus Supplement, plus, if such class is entitled to payments of interest on such Payment Date, the interest accrued at the applicable Pass-Through Rate on the principal balance or notional amount of such class, as specified in the applicable Prospectus Supplement, less the amount of any Deferred Interest added to the principal balance of the Mortgage Loans and/or the outstanding balance of one or more classes of Securities on the related Due Date, allocable to Owners which are not covered by advances or the applicable credit enhancement, in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

         As may be described in the related Prospectus Supplement, the related Servicing Agreement may provide that all or a portion of the principal collected on or with respect to the related Mortgage Loans may be applied by the related Trustee to the acquisition of additional Mortgage Loans during a specified period (rather than used to fund payments of principal to Owners during such period) with the result that the related securities will possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any such interest-only or revolving period may, upon the occurrence of certain events to be described in the related Prospectus Supplement, terminate prior to the end of the specified period and result in the earlier than expected amortization of the related Securities.

         In addition, and as may be described in the related Prospectus Supplement, the related Servicing Agreement may provide that all or a portion of such collected principal may be retained by the Trustee (and held in certain temporary investments, including Mortgage Loans) for a specified period prior to being used to fund payments of principal to Owners.

         In the case of a series of Securities that includes two or more classes of Securities, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Securities or Subordinate Securities) of each such class shall be as provided in the related Prospectus Supplement. Distributions in respect of principal of any class of Securities will be made on a pro rata basis among all of the Securities of such class.

         Except as otherwise provided in the related Servicing Agreement, on or prior to the 15th day (or if such day is not a business day, the next succeeding business day or such other date specified in the Servicing Agreement) of the month of distribution (the "Determination Date"), the Servicer will provide the Trustee, (and the Oversight Agent and Credit Enhancer, if any) with a monthly servicing report. Except as otherwise provided in the related Servicing Agreement, on or prior to one business day after the related Remittance Date (or such earlier or later day as shall be agreed by a Financial Guaranty Insurer, if applicable, and Trustee) of the month of distribution, the Trustee will use the monthly servicing report to determine the amounts of principal and interest which will be passed through to Owners on the immediately succeeding Payment Date. If the amount in the Principal and Interest Account is insufficient to cover the amount to be passed through to Owners, no later than 12:00 noon New York City time on the second business day preceding a Payment Date, the Trustee will notify a Financial Guaranty Insurer or any other person required to be notified pursuant to the related Servicing Agreement.

Advances

         Unless otherwise specified in the related Prospectus Supplement, the Servicer is required, not later than each Remittance Date, to deposit into the Principal and Interest Account an amount equal to the sum of the scheduled interest and principal payments (net of the Servicing Fees and certain administrative amounts) due, but not collected, with respect to delinquent Mortgage Loans during the prior Remittance Period, but only if, in its good faith business judgment, the Servicer believes that such amount will ultimately be recovered from the related Mortgage Loan. Such amounts are "Delinquency Advances." The Servicer will be permitted to fund its payment of Delinquency Advances on any Remittance Date from collections on any Mortgage Loan deposited to the Principal and Interest Account subsequent to the related Remittance Period and will be required to deposit into the Principal and Interest Account with respect thereto (i) collections from the Mortgagor whose delinquency gave rise to the shortfall which resulted in such Delinquency Advance and (ii) Net Liquidation Proceeds recovered on account of the related Mortgage Loan to the extent of the amount of aggregate Delinquency Advances related thereto.

         A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due.

         Generally, on or prior to each Remittance Date, the Servicer will be required to deposit in the Principal and Interest Account with respect to any full prepayment received on a Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at the Mortgage Loan's Mortgage Rate (less the Servicing Fee and certain miscellaneous administrative amounts) on the loan balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee and certain miscellaneous administrative amounts) paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for such Remittance Period.

         The Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, but only to the extent that the Servicer reasonably believes that such amounts will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance." The Servicer may recover Servicing Advances to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from liquidation proceeds realized upon the liquidation of the related Mortgage Loan. In no case may the Servicer recover Servicing Advances from the principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan.

         Notwithstanding the foregoing, if the Servicer exercises its option, if any, to purchase the assets of a Trust Estate as described under "The Pooling and Servicing Agreement--Termination; Retirement of Securities" below, the Servicer will be deemed to have been reimbursed for all related advances previously made by it and not theretofore reimbursed to it. The Servicer's obligation to make advances may be supported by credit enhancement as described in the related Servicing Agreement. In the event that the provider of such support is downgraded by a Rating Agency rating the related Securities or if the collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related Prospectus Supplement, the Securities may also be downgraded.

Reports to Owners

         With each distribution to Owners of a particular class the Trustee will forward or cause to be forwarded to each Owner of record of such class of Securities a statement or statements with respect to the related Trust setting forth the information specifically described in the related Pooling and Servicing Agreement or Indenture, as applicable, which generally will include the following as applicable except as otherwise provided therein:

         (i) the amount of the distribution with respect to each class of Securities;

         (ii) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any prepayments or other recoveries of principal included therein;

         (iii)  the amount of such distribution allocable to interest;

         (iv) the aggregate unpaid Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Payment Date;

         (v) with respect to a series consisting of two or more classes, the outstanding principal balance or notional amount of each class after giving effect to the distribution of principal on such Payment Date;

         (vi) the amount of coverage under any letter of credit, mortgage pool insurance policy or other form of credit enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any credit enhancement substituted therefor;

         (vii) information furnished by the Seller pursuant to section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist Owners in computing their market discount;

         (viii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution; and

         (ix) a number with respect to each class (the "Pool Factor") computed by dividing the principal balance of all certificates in such class (after giving effect to any distribution of principal to be made on such Payment Date) by the original principal balance of certificates of such class on the Closing Date.

         Items (i) through (iii) above shall, with respect to each class of Securities, be presented on the basis of a certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which Securities are outstanding, the Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate amounts reported pursuant to (i), (ii) and (iii) with respect to the Securities for such calendar year. If a class of Securities is in book-entry form, DTC will supply such reports to the Owners in accordance with its procedures.

         In addition, on each Payment Date the Trustee will forward or cause to be forwarded additional information, as of the close of business on the last day of the prior calendar month, as more specifically described in the related Servicing Agreement, which generally will include the following as applicable except as otherwise provided therein:

                (i) the total number of Mortgage Loans and the aggregate principal balances thereof, together with the number, percentage and aggregate principal balances of Mortgage Loans (a) 30-59 days delinquent, (b) 60-89 days delinquent and (c) 90 or more days delinquent;

                (ii) the number, percentage, aggregate Mortgage Loan balances and status of all Mortgage Loans in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                (iii) the number, percentage and aggregate Mortgage Loan balances of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                (iv) the number, percentage and aggregate Mortgage Loan balances of all Mortgage Loans relating to the status of any Mortgaged Properties as to which title has been taken in the name of, or on behalf of the Trustee (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause
         (i)); and

                (v) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure.

         Each Pooling and Servicing Agreement or Indenture, as applicable, shall provide that the Owners will have the right to request an Owner list. Any Owner in a Trust may apply in writing to the related Trustee, and such application shall state that the Owner desires to communicate with other Owners with respect to their rights under the related Servicing Agreement. Such written request shall be accompanied by a copy of the communication which such Owner proposes to transmit to other Owners. The Trustee shall furnish such Owner list to such requesting Owner within ten business days after receipt of the application.

Collection and Other Servicing Procedures

         Acting directly or through one or more Sub-Servicers as provided in the related Servicing Agreement, the Servicer, is required to service and administer the Mortgage Loans in accordance with the Servicing Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others.

         The duties of the Servicer include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions and making Delinquency Advances and Servicing Advances. The Servicer is required to follow its customary standards, policies and procedures in performing its duties as Servicer.

         The Servicer (i) is authorized and empowered to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Mortgaged Properties; (ii) may consent to any modification of the terms of any Note not expressly prohibited by the Servicing Agreement if the effect of any such modification (x) will not materially and adversely affect the security afforded by the related Mortgaged Property (other than as permitted by the related Servicing Agreement) or the timing of receipt of any payments required thereunder; and (y) will not cause a Trust which is a REMIC to fail to qualify as a REMIC.

         The related Servicing Agreement will require the Servicer to follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer is required always at least to follow collection procedures that are consistent with or better than standard industry practices.
The Servicer may in its discretion:

         o waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or the fees which may be collected in the ordinary course of servicing the Mortgage Loans,

         o if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan; provided, however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve consecutive months with respect to any Mortgagor, or

         o modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Relief Act in accordance with the Servicer's general policies for comparable mortgage loans subject to the Relief Act.

         The Servicer will be required to foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments. The related Servicing Agreement will require the Servicer to take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Response Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, in determining whether to foreclose upon a Mortgaged Property, or otherwise comparably effect the ownership of such Mortgaged Property on behalf of the Trust.

         When a Mortgaged Property (other than Mortgaged Property subject to an ARM Loan) has been or is about to be conveyed by the Mortgagor, the Servicer will be required, to the extent it has knowledge of such conveyance or prospective conveyance, to exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer will not be required to exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interests of Owners or the Financial Guaranty Insurer, if any, or jeopardize coverage under any primary insurance policy or applicable credit enhancement arrangements. In such event, the Servicer will be required to enter into an assumption and modification agreement with the person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the related documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer will be authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The assumed loan must conform in all respects to the requirements, representations and warranties of the Servicing Agreement.

         An ARM Loan may be assumed if such ARM Loan is by its terms assumable and if, in the reasonable judgment of the Servicer, the proposed transferee of the related Mortgaged Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Mortgagor transfers the Mortgaged Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation unless otherwise set forth in the related Prospectus Supplement. See "Certain Legal Aspects of Mortgage Loans and Related Matters--Enforceability of Certain Provisions" herein.

         The Servicer will have the right under the Servicing Agreement to approve applications of Mortgagors seeking consent for (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Mortgaged Properties. No application for consent may be approved by the Servicer unless: (i) the provisions of the related Mortgage Note and Mortgage have been complied with; (ii) the loan-to-value ratio and debt-to-income ratio after any release are consistent with the Seller's Guidelines then applicable to such Mortgage Loan; and (iii) the lien priority of the related Mortgage is not affected.

Realization upon Defaulted Mortgage Loans

         The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments and which the Servicer has not purchased pursuant to the related Servicing Agreement (such Mortgage Loans, "REO Property"). In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it under the related Servicing Agreement, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances." Unless otherwise provided in the related Prospectus Supplement, the Servicer shall sell any REO Property within 35 months of its acquisition by the Trust, unless the Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee, a Financial Guaranty Insurer, if applicable, and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust as defined in Section 860F of the Code or, if a REMIC election has been made, cause the Trust to fail to qualify as a REMIC under the REMIC Provisions at any time that any Securities are outstanding, in which case the Servicer shall sell any REO Property by the end of any extended period specified in any such opinion.

         Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property. The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a Liquidated Mortgage Loan.

         If a defaulted Mortgage Loan or REO Property is not so removed from the Trust Estate, then, upon the final liquidation thereof, if a loss is realized that is not covered by any applicable form of credit enhancement or other insurance, the Owners will bear such loss. However, if a gain results from the final liquidation of an REO Property that is not required by law to be remitted to the related Mortgagor, the Servicer will be entitled to retain such gain as additional servicing compensation unless the related Prospectus Supplement provides otherwise. For a description of the Servicer's obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the Mortgage Loans, see "Description of Credit Enhancement" and "Hazard Insurance; Claims Thereunder--Hazard Insurance Policies."

                                  SUBORDINATION

         A Senior/Subordinate Series of Securities will consist of one or more classes of Senior Securities and one or more classes of Subordinate Securities, as specified in the related Prospectus Supplement. Subordination of the Subordinate Securities of any Senior/Subordinate Series of Securities will be effected by the following method, unless an alternative method is specified in the related Prospectus Supplement. In addition, certain classes of Senior (or Subordinate) Securities may be senior to other classes of Senior (or Subordinate) Securities, as specified in the related Prospectus Supplement, in which case the following discussion is qualified in its entirety by reference to the related Prospectus Supplement with respect to the various priorities and other rights as among the various classes of Senior Securities or Subordinate Securities, as the case may be.

         With respect to any Senior/Subordinate Series of Securities, the total amount available for distribution on each Payment Date, as well as the method for allocating such amount among the various classes of Securities included in such series, will be as set forth in the related Prospectus Supplement. Generally, the amount available for distribution will be allocated first to interest on the Senior Securities of such series, and then to principal of the Senior Securities up to the amounts determined as specified in the related Prospectus Supplement, prior to allocation to the Subordinate Securities of such series.

         In the event of any Realized Losses (as defined below) on Mortgage Loans not in excess of the limitations described below, other than Extraordinary Losses, the rights of the Subordinate Securities Owners to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the Senior Securities Owners. With respect to any defaulted Mortgage Loan that becomes a Liquidated Mortgage Loan, the amount of loss realized, if any (as more fully described in the related Servicing Agreement, a "Realized Loss"), will equal the portion of the stated principal balance remaining, after application of all amounts recovered (net of amounts reimbursable to the Servicer for related advances and expenses) towards interest and principal owing on the Mortgage Loan. With respect to a Mortgage Loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss.

         Except as noted below, all Realized Losses will be allocated to the Subordinate Securities of the related series, until the Principal Balance (as defined in the related Prospectus Supplement) of such Subordinate Securities thereof has been reduced to zero. Any additional Realized Losses will be allocated to the Senior Securities (or, if such series includes more than one class of Senior Securities, either on a pro-rata basis among all of the Senior Securities in proportion to their respective outstanding Principal Balances or as otherwise provided in the related Prospectus Supplement).

         With respect to certain Realized Losses resulting from physical damage to Mortgaged Properties that are generally of the same type as are covered under a special hazard insurance policy, the amount thereof that may be allocated to the Subordinate Securities of the related series may be limited to an amount (the "Special Hazard Amount") specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Special Hazard Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Securities of the related series, either on a pro-rata basis in proportion to their outstanding Security Principal Balances, regardless of whether any Subordinate Securities remain outstanding, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses (including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Securities may be similarly limited to an amount (with respect to Fraud Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the "Bankruptcy Loss Amount"), and the Subordinate Securities may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro-rata basis among all outstanding classes of Securities.

         Any allocation of a Realized Loss (including a Special Hazard Loss) to a Security in a Senior/Subordinate Series will be made by reducing the Principal Balance thereof as of the Payment Date following the calendar month in which such Realized Loss was incurred.

         In lieu of the foregoing provisions, subordination may be effected in the following manner, or in any other manner described in the related Prospectus Supplement. The rights of the Owners of Subordinate Securities to receive any or a specified portion of distributions with respect to the Mortgage Loans may be subordinated to the extent of the amount set forth in the related Prospectus Supplement (the "Subordinate Amount"). As specified in the related Prospectus Supplement, the Subordinate Amount may be subject to reduction based upon the amount of losses borne by the Owners of the Subordinate Securities as a result of such subordination, a specified schedule or such other method of reduction as such Prospectus Supplement may specify. If so specified in the related Prospectus Supplement, additional credit support for this form of subordination may be provided by the establishment of a reserve fund for the benefit of the Owners of the Senior Securities (which may, if such Prospectus Supplement so provides, initially be funded by a cash deposit by the Seller or the related Originator) into which certain distributions otherwise allocable to the Owners of the Subordinate Securities may be placed; such funds would thereafter be available to cure shortfalls in distributions to Owners of the Senior Securities.

                        DESCRIPTION OF CREDIT ENHANCEMENT

         Unless otherwise expressly provided and described in the applicable Prospectus Supplement, each Series of Securities shall have credit support comprised of one or more of the following components. Each component will have a monetary limit and will provide coverage with respect to Realized Losses that are:

         o attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Mortgaged Property, Bankruptcy Losses or Fraud Losses (any such loss, a "Defaulted Mortgage Loss");

         o of a type generally covered by a special hazard insurance policy (as defined below) (any such loss, a "Special Hazard Loss");

         o attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the Mortgage Rate on a Mortgage Loan or an extension of its maturity (any such loss, a "Bankruptcy Loss"); and

         o incurred on defaulted Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans (any such loss, a "Fraud Loss"). Losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered unless specified herein.

         To the extent that the credit enhancement for any series of Securities is exhausted, the Owners will bear all further risks of loss not otherwise insured against.

         As set forth below and in the applicable Prospectus Supplement, credit enhancement may be provided with respect to one or more classes of a series of Securities or with respect to the Mortgage Assets in the related Trust. Credit enhancement may be in the form of (i) the subordination of one or more classes of Subordinate Securities to provide credit support to one or more classes of Senior Securities as described under "Subordination," (ii) the use of a mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund, letter of credit, financial guaranty insurance policy, other third party guarantees, another method of credit enhancement described in the related Prospectus Supplement, or the use of a cross-support feature or overcollateralization, or (iii) any combination of the foregoing. Any credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur that exceed the amount covered by credit enhancement or are not covered by the credit enhancement, Owners of one or more classes of Securities will bear their allocable share of deficiencies. If a form of credit enhancement applies to several classes of Securities, and if principal payments equal to the aggregate principal balances of certain classes will be distributed prior to such distributions to other classes, the classes that receive such distributions at a later time are more likely to bear any losses that exceed the amount covered by credit enhancement.

         The amounts and type of credit enhancement arrangement as well as the provider thereof, if applicable, with respect to each series of Securities will be set forth in the related Prospectus Supplement. To the extent provided in the applicable Prospectus Supplement and the Servicing Agreement, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the aggregate outstanding principal balance of the Mortgage Loans covered thereby. See "Reduction or Substitution of Credit Enhancement." If specified in the applicable Prospectus Supplement, credit enhancement for a series of Securities may cover one or more other series of Securities.

         The descriptions of any insurance policies or bonds described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which are available upon request.

Financial Guaranty Insurance Policies

         If so specified in the related Prospectus Supplement, a financial guaranty insurance policy or surety bond ("Financial Guaranty Insurance Policy") may be obtained and maintained for each class or series of Securities. The issuer of any Financial Guaranty Insurance Policy (a "Financial Guaranty Insurer") will be described in the related Prospectus Supplement.

         A Financial Guaranty Insurance Policy will unconditionally and irrevocably guarantee to Owners that an amount equal to each full and complete insured payment will ultimately be received by an agent of the Trustee (an "Insurance Paying Agent") on behalf of Owners, for distribution by the Trustee to each Owner. The "insured payment" will be defined in the related Prospectus Supplement, and will generally equal the full amount of the distributions of principal and interest to which Owners of one or more classes are entitled under the related Servicing Agreement plus any other amounts specified therein or in the related Prospectus Supplement (the "Insured Payment").

         The specific terms of any Financial Guaranty Insurance Policy will be as set forth in the related Prospectus Supplement. Financial Guaranty Insurance Policies may have limitations including (but not limited to) limitations on the insurer's obligation to guarantee the obligations of the Originators to repurchase or substitute for any Mortgage Loans. Financial Guaranty Insurance Policies generally will not guarantee any specified rate of prepayments or provide funds to redeem Securities on any specified date.

         Subject to the terms of the related Servicing Agreement, the Financial Guaranty Insurer may be subrogated to the rights of each Owner to receive payments under the Securities to the extent of any payment by such Financial Guaranty Insurer under the related Financial Guaranty Insurance Policy.

Letter of Credit

         If any component of credit enhancement as to any series of Securities is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the related Securities or, if specified in the related Prospectus Supplement, support the Seller's or any other person's obligation pursuant to a purchase obligation to make certain payments to the Trustee with respect to one or more components of credit enhancement. The Letter of Credit Bank, as well as the amount available under the Letter of Credit with respect to each component of credit enhancement, will be specified in the applicable Prospectus Supplement and in the related Form 8-K. The Letter of Credit will expire on the expiration date set forth in the related Prospectus Supplement, unless earlier terminated or extended in accordance with its terms. On or before each Payment Date, either the Letter of Credit Bank or the Seller (or other obligor under a purchase obligation) will be required to make the payments specified in the related Prospectus Supplement after notification from the Trustee, to be deposited in the related Distribution Account, if and to the extent covered, under the applicable Letter of Credit.

Mortgage Pool Insurance Policies

         Any mortgage pool insurance policy ("Mortgage Pool Insurance Policy") obtained by the Seller or the Servicer for each related Trust Estate will be issued by the Pool Insurer named in the related Prospectus Supplement. Each Mortgage Pool Insurance Policy will, subject to limitations specified in the related Prospectus Supplement described below, cover Defaulted Mortgage Losses in an amount equal to a percentage specified in the related Prospectus Supplement (or in a Current Report on Form 8-K) of the aggregate principal balance of the Mortgage Loans on the Cut-Off Date. As set forth under "Maintenance of Credit Enhancement," the Servicer will use reasonable efforts to maintain the Mortgage Pool Insurance Policy and to present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Owners. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss (typically, such policies do not cover Special Hazard Losses, Fraud Losses and Bankruptcy Losses), since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below due to a failure to pay irrespective of the reason therefor.

Special Hazard Insurance Policies

         Any insurance policy covering Special Hazard Losses (a "Special Hazard Insurance Policy") obtained by the Seller or the Servicer for a Trust will be issued by the insurer named in the related Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described in the related Prospectus Supplement, protect Owners of the related series of Securities from
(i) losses due to direct physical damage to a Mortgaged Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Hazard Insurance; Claims Thereunder." A Special Hazard Insurance Policy will not cover Extraordinary Losses. Aggregate claims under a Special Hazard Insurance Policy will be limited to a maximum amount of coverage, as set forth in the related Prospectus Supplement or in a Current Report on Form 8-K. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Mortgaged Property securing the Mortgage Loan has been kept in force and other protection and preservation expenses have been paid by the Servicer.

         Subject to the foregoing limitations, in general a Special Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Servicer or the Sub-Servicer, the insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Rate to the date of claim settlement and certain expenses incurred by the Servicer or the Sub-Servicer with respect to such property. If the property is transferred to a third party in a sale approved by the issuer of the Special Hazard Insurance Policy (the "Special Hazard Insurer"), the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property.

Bankruptcy Bonds

         In the event of a personal bankruptcy of a Mortgagor, it is possible that the bankruptcy court may establish the value of the Mortgaged Property of such Mortgagor at an amount less than the then outstanding, principal balance of the Mortgage Loan secured by such Mortgaged Property (a "Deficient Valuation"). The amount of the secured debt then could be reduced to such value, and, thus, the Owner of such Mortgage Loan would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including a reduction in the amount of the monthly payment on the related Mortgage Loan or a reduction in the mortgage interest rate. See "Certain Legal Aspects of Mortgage Loans and Related Matters--Anti-Deficiency Legislation and Other Limitations on Lenders." Any bankruptcy bond ("Bankruptcy Bond") to provide coverage for Bankruptcy Losses for proceedings under the federal Bankruptcy Code obtained by the Seller or the Servicer for a Trust Estate will be issued by an insurer named in the related Prospectus Supplement. The level of coverage under each Bankruptcy Bond will be set forth in the applicable Prospectus Supplement or in a Current Report on Form 8-K.

Reserve Funds

         If so provided in the related Prospectus Supplement, the Seller will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash, one or more irrevocable letters of credit or one or more Permitted Investments in specified amounts, amounts otherwise distributable to Subordinate Owners or the owners of any Originator's Retained Yield, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternate or in addition to such deposit to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related Subordinate Securities from the Originator's Retained Yield or otherwise. In addition, with respect to any series of Securities as to which credit enhancement includes a Letter of Credit, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Owners, or applied to reimburse the Servicer for outstanding advances or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust Estate.

Other Insurance, Guarantees and Similar Instruments or Agreements

         If specified in the related Prospectus Supplement, a Trust may include in lieu of some or all of the foregoing or in addition thereto third party guarantees, and other arrangements for maintaining timely payments or providing additional protection against losses on the assets included in such Trust, paying administrative expenses, or accomplishing such other purpose as may be described in the Prospectus Supplement. The Trust may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of Securities has a floating interest rate, or if any of the Mortgage Assets has a floating interest rate, the Trust may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks.

Cross-Support

         If specified in the Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust may be evidenced by separate classes of the related series of Securities. In such case, credit support may be provided by a cross-support feature which requires that distributions with respect to one class of security be made with excess amounts available from asset groups within the same Trust which support other classes of Securities. The Prospectus Supplement for a series that includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         If specified in the Prospectus Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trusts. If applicable, the Prospectus Supplement will identify the Trusts to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts.

Overcollateralization

         If specified in the Prospectus Supplement, subordination provisions of a Trust may be used to accelerate to a limited extent the amortization of one or more classes of Securities relative to the amortization of the related Mortgage Loans. The accelerated amortization is achieved by the application of certain excess interest to the payment of principal of one or more classes of Securities. This acceleration feature creates, with respect to the Mortgage Loans or groups thereof, overcollateralization which results from the excess of the aggregate principal balance of the related Mortgage Loans, or a group thereof, over the principal balance of the related class of Securities. Such acceleration may continue for the life of the related security or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the related Prospectus Supplement, such limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

Cross-Collateralization

         If specified in the Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust may be evidenced by separate classes of the related series of Securities. In such case, credit support may be provided by a cross-support feature that requires that distributions with respect to one class of security be made with excess amounts available from asset groups within the same Trust that support other classes of Securities. The Prospectus Supplement for a series that includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         In addition, as may be described in the related Prospectus Supplement, a Trust Estate may include the right to receive moneys from a common pool of credit enhancement that may be available for more than one series of Securities, such as a master reserve account or a master insurance policy. Notwithstanding the foregoing, no collections on any Mortgage Loans held by any Trust may be applied to the payment of Securities issued by any other Trust (except to the limited extent that certain collections in excess of amounts needed to pay the related Securities may be deposited in a common, master reserve account that provides credit enhancement for more that one series of Securities).

Maintenance of Credit Enhancement

         To the extent that the applicable Prospectus Supplement does not expressly provide for credit enhancement arrangements in lieu of some or all of the arrangements mentioned below, the following paragraphs shall apply.

         If a form of credit enhancement has been obtained for a series of Securities, the Seller or the Servicer will be obligated to exercise its best reasonable efforts to keep or cause to be kept such form of credit support in full force and effect throughout the term of the applicable Servicing Agreement and Indenture, as applicable, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "Reduction or Substitution of Credit Enhancement."

         In lieu of the Seller's or the Servicer's obligation to maintain a particular form of credit enhancement, the Seller or the Servicer may obtain a substitute or alternate form of credit enhancement. If the Servicer obtains such a substitute form of credit enhancement, it will maintain and keep such form of credit enhancement in full force and effect as provided herein. Prior to its obtaining any substitute or alternate form of credit enhancement, the Seller or the Servicer, as the case may be, will obtain written confirmation from the Rating Agency or Agencies that rated the related series of Securities that the substitution or alternate form of credit enhancement for the existing credit enhancement will not adversely affect the then current ratings assigned to such Securities by such Rating Agency or Agencies.

         The Servicer, on behalf of itself, the Trustee and Owners, will provide the Trustee information required for the Trustee to draw under a Letter of Credit or Financial Guaranty Insurance Policy, will present claims to each Pool Insurer, to the issuer of each Special Hazard Insurance Policy or other special hazard instrument, to the issuer of each Bankruptcy Bond and will take such reasonable steps as are necessary to permit recovery under such Letter of Credit, Financial Guaranty Insurance Policy, purchase obligation, insurance policies or comparable coverage respecting defaulted Mortgage Loans or Mortgage Loans which are the subject of a bankruptcy proceeding. Additionally, the Servicer will present such claims and take such steps as are reasonably necessary to provide for the performance by another party of its purchase obligation. As set forth above, all collections by the Servicer under any purchase obligation, any Mortgage Pool Insurance Policy, or any Bankruptcy Bond and, where the related property has not been restored, any Special Hazard Insurance Policy, are to be deposited initially in the Principal and Interest Account and ultimately in the Distribution Account, subject to withdrawal as described above. All draws under any Letter of Credit or Financial Guaranty Insurance Policy will be deposited directly in the Distribution Account.

         If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under any applicable form of Credit Enhancement, the Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Owners on liquidation of the Mortgage Loan after reimbursement of the Servicer for its expenses and (ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any applicable form of credit enhancement is not available because the Servicer has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Servicer is nevertheless obligated to follow such normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Mortgage Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.

Reduction or Substitution of Credit Enhancement

         The amount of credit support provided pursuant to any of the credit enhancements (including, without limitation, a Mortgage Pool Insurance Policy, Financial Guaranty Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Letter of Credit or any alterative form of credit enhancement) may be reduced under certain specified circumstances. In addition, if provided in the related Prospectus Supplement, any formula used in calculating the amount or degree of credit enhancement may be changed without the consent of the Owners upon written confirmation from each Rating Agency then rating the Securities that such change will not adversely affect the then-current rating or ratings assigned to the Securities. In most cases, the amount available pursuant to any credit enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary basis pursuant to the terms of the related Servicing Agreement as the aggregate outstanding principal balance of the Mortgage Loans declines. Additionally, in certain cases, such credit support (and any replacements therefor) may be replaced, reduced or terminated upon the written assurance from each applicable Rating Agency that the then current rating of the related series of Securities will not be adversely affected. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of the related Securities may be downgraded to a corresponding level, and, neither the Seller nor the Servicer thereafter will be obligated to obtain replacement credit support in order to restore the rating of the Securities, and also will be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of the related series of Securities is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Seller, one or more Originators, the Servicer or such other person that is entitled thereto. Any assets so released will not be available to fund distribution obligations in future periods.

                       HAZARD INSURANCE; CLAIMS THEREUNDER

         Each Mortgage Loan will be required to be covered by a hazard insurance policy (as described below). The following is only a brief description of certain insurance policies and does not purport to summarize or describe all of the provisions of these policies. Such insurance is subject to underwriting and approval of individual Mortgage Loans by the respective insurers. The descriptions of any insurance policies described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies, sample copies of which are available from the Servicer upon request.

Hazard Insurance Policies

         The terms of the Mortgage Loans require each Mortgagor to maintain a hazard insurance policy for the Mortgage Loan. Additionally, the Servicing Agreement will require the Servicer to cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or (iii) the full insurable value of the premises.

         If a Mortgage Loan at the time of origination relates to a Mortgaged Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will be required to maintain with respect thereto a flood insurance policy in a form meeting the requirements of the then-current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis,
(iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. Pursuant to the related Servicing Agreement, the Servicer will be required to indemnify the Trust out of the Servicer's own funds for any loss to the Trust resulting from the Servicer's failure to maintain such flood insurance.

         In the event that the Servicer obtains and maintains a blanket policy insuring against fire with extended coverage and against flood hazards on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of the Servicing Agreement, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under the Servicing Agreement. Such blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the Servicing Agreement, and there shall have been a loss that would have been covered by such policy, to deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the Servicing Agreement and the amount paid under such blanket policy.

         While the Servicer does not actively monitor the maintenance of hazard or flood insurance by borrowers, it responds to the notices of cancellation or expiration as joint-loss payee by requiring verification of replacement coverage.

                                   THE SELLER

         First Alliance Mortgage Company (the "Seller") was incorporated in the State of California on May 13, 1975. The Seller or its affiliates have been actively involved in the mortgage lending business since its founding. In July 1996, the Seller became a wholly owned subsidiary of First Alliance Corporation ("FACO") pursuant to a reorganization in connection with the initial public offering of the Class A Common Stock of FACO. The current corporation and all of its predecessors have been located in Orange County, California.

         The Seller maintains its principal office at 17305 Von Karman Avenue, Irvine, California 92614. Its telephone number is (949) 224-8500.

                                  THE SERVICER

         With respect to each series of Securities, the related Mortgage Loans will be serviced by First Alliance Mortgage Company acting as the Servicer or such other Servicer as provided for in the related Servicing Agreement. The Prospectus Supplement for each series of Securities will specify the Servicer for such series. An affiliate of First Alliance Mortgage Company may also act as the Servicer.

                       THE POOLING AND SERVICING AGREEMENT

         As described above under "Description of the Securities--General," each series of Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), and each series of Notes will be issued pursuant to an Indenture, as described in that section. The following summaries describe certain additional provisions common to each Pooling and Servicing Agreement.

Servicing and Other Compensation and Payment of Expenses; Originator's Retained Yield

         The principal servicing compensation to be paid to the Servicer in respect of its servicing activities for each series of Securities will be equal to the percentage per annum specified in the related Prospectus Supplement or Current Report on Form 8-K of the outstanding principal balance of the Mortgage Loans, and such compensation will be retained by it from collections of interest on the Mortgage Loans in the related Trust Estate (after provision has been made for the payment of interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, to Owners and for the payment of any Originator's Retained Yield) at the time such collections are deposited into the applicable Principal and Interest Account. As compensation for its servicing duties, the Servicer and/or a Sub-Servicer and any Oversight Agent will be entitled to a monthly servicing fee as set forth in the related Prospectus Supplement. Certain Sub-Servicers may also receive additional compensation in the amount of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate specified at the time the Seller committed to purchase the Mortgage Loan. See "Mortgage Loan Program--Sub-Servicing by Originators." In addition, the Servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit which may accrue as a result of the investment of funds in the Principal and Interest Account or the applicable Distribution Account or in a Sub-Servicing Account, as the case may be.

         The Servicer generally will pay or cause to be paid certain ongoing expenses associated with each Trust Estate and incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement, including, without limitation, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the Oversight Agent, the Trustee, any custodian appointed by the Trustee, the Security Registrar and any Paying Agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers and Originators. The Servicer may be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and Originators under certain limited circumstances. In addition, as indicated in the preceding section, the Servicer will be entitled to reimbursements for certain expenses incurred by it in connection with Liquidated Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Owners to receive any related Liquidation Proceeds (including Insurance Proceeds).

         The Prospectus Supplement for a series of Securities will specify if there will be any Originator's Retained Yield retained. Any such Originator's Retained Yield will be a specified portion of the interest payable on each Mortgage Loan in a Mortgage Pool. Any such Originator's Retained Yield will be established on a loan-by-loan basis and the amount thereof with respect to each Mortgage Loan in a Mortgage Pool will be specified on an exhibit to the related Pooling and Servicing Agreement. Any Originator's Retained Yield in respect of a Mortgage Loan will represent a specified portion of the interest payable thereon and will not be part of the related Trust Estate. Any partial recovery of interest in respect of a Mortgage Loan will be allocated between the owners of any Originator's Retained Yield and the Owners of classes of Securities entitled to payments of interest as provided in the Prospectus Supplement and the applicable Pooling and Servicing Agreement.

Evidence as to Compliance

         The Servicer will be required to deliver to the Trustee, the Oversight Agent (if applicable), the Rating Agencies and the issuer of any external credit enhancement device (a "Credit Enhancer") on or before a specified date of each year, beginning the first such date that is at least a specified number of months after the Cut-Off Date, an officers' certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the related Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

         On or before the last day of a specified month of each year, beginning the first such date that is at least a specified number of months after the Cut-Off Date, the Servicer will be required to cause to be delivered to the Trustee, the Oversight Agent (if applicable), the Rating Agencies and any Credit Enhancer, if applicable, a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Credit Enhancer, if applicable, stating that such firm has, with respect to the Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

Removal and Resignation of the Servicer

         Each Pooling and Servicing Agreement provides that the Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or subject to the consent of the Financial Guaranty Insurer and the Trustee. No such resignation will become effective until the Trustee, the Oversight Agent or a successor Servicer has assumed the Servicer's obligations and duties under the Pooling and Servicing Agreement. The Trustee, the Financial Guaranty Insurer or the Owners will have the right, pursuant to the related Pooling and Servicing Agreement, to remove the Servicer upon the occurrence of any of:

         o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Servicer and certain actions by the Servicer indicating its insolvency or inability to pay its obligations;

         o the failure of the Servicer to perform any one or more of its material obligations under the Pooling and Servicing Agreement as to which the Servicer shall continue in default with respect thereto for a period of sixty (60) days after notice by the Trustee, the Oversight Agent or any Financial Guaranty Insurer of said failure;

         o the failure of the Servicer to cure any breach of any of its representations and warranties set forth in the Pooling and Servicing Agreement which materially and adversely affects the interests of the Owners or any Financial Guaranty Insurer, if applicable, for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof; or

         o the failure to deliver to Trustee any proceeds or required payments.

         The Pooling and Servicing Agreement may also provide that a Financial Guaranty Insurer may remove the Servicer, or the Oversight Agent pursuant to clause (iii) below, upon the occurrence of any of certain events including:

         o with respect to any Payment Date, if the total available funds with respect to the Mortgage Loans Group will be less than the related distribution amount on the class of insured securities in respect of such Payment Date; provided, however, that the Financial Guaranty Insurer will have no right to remove the Servicer if the Servicer can demonstrate to the reasonable satisfaction of the Financial Guaranty Insurer that such event was due to circumstances beyond the control of the Servicer;

         o    the failure by the Servicer to make any required Servicing
         Advance;

         o the failure of the Servicer (or the Oversight Agent, if applicable) to perform one or more of its material obligations under the Pooling and Servicing Agreement and such failure shall continue for a period of 30 days; or

         o the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest.

Resignation of the Oversight Agent

         Each applicable Pooling and Servicing Agreement provides that the Oversight Agent may not resign from its obligations and duties thereunder, unless such duties and obligations are no longer permissible under applicable law or the Trustee resigns. No such resignation is acceptable until a successor Oversight Agent assumes such duties and obligations.

Rights Upon Event of Default

         So long as an Event of Default remains unremedied, the Trustee, the Oversight Agent or the Financial Guaranty Insurer (as provided in the related Pooling and Servicing Agreement) may, by written notification to the Servicer, terminate all of the rights and obligations of the Servicer under the Pooling and Servicing Agreement (other than any rights of the Servicer as Owner) covering such Trust Estate and in and to the Mortgage Loans and the proceeds thereof, whereupon the Oversight Agent, if designated in the related Pooling and Servicing Agreement, the Trustee or, with the Financial Guaranty Insurer's consent, its designee will succeed to all responsibilities, duties and liabilities of the Servicer under such Pooling and Servicing Agreement (other than the obligation to purchase Mortgage Loans under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Oversight Agent and Trustee would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a Fannie Mae-or Freddie Mac-approved mortgage servicing institution with a net worth of at least $5,000,000 to act as successor to the Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Oversight Agent is obligated to act in such capacity.

Amendment

         Each Pooling and Servicing Agreement may be amended by the Seller, the Servicer, the Oversight Agent and the Trustee, with the prior approval of a Financial Guaranty Insurer, if required, but without giving notice or the consent of any of the Owners of Securities covered by such Pooling and Servicing
Agreement:

         o    to cure an ambiguity,

         o to correct or supplement any provision therein which may be inconsistent with any other provision therein,

         o to change the timing and/or nature of deposits in the Principal and Interest Account or the Distribution Account or to change the name in which the Principal and Interest Account is maintained to that of the Servicer alone; provided that (a) the Remittance Date would in no event be later than the related Payment Date, (b) such change would not adversely affect in any material respect the interests of any Owner, as evidenced by an opinion of counsel, and (c) such change would not adversely affect the then-current rating of any rated classes of Securities, as evidenced by a letter from each applicable Rating Agency,

         o if a REMIC election has been made with respect to the related Trust Estate, to modify, eliminate or add to any of its provisions (a) to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Estate, provided that the Trustee has received an Opinion of Counsel to the effect that (1) such action is necessary or desirable to maintain such qualifications or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any Owner of Securities covered by the Pooling and Servicing Agreement, or (b) to restrict the transfer of the REMIC Residual Securities, provided that the Seller has determined that the then-current ratings of the classes of the Securities that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Securities to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not materially inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Owner or (vi) to make any changes required by law.

         The Pooling and Servicing Agreement may also be amended by the Seller, the Servicer, the Oversight Agent and the Trustee with the consent of the Owners of Securities of each class affected thereby evidencing, in each case, not less than 51% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the Owners of Securities covered by such Pooling and Servicing Agreement, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Security of any class without the consent of the Owner of such Security or (ii) reduce the aforesaid percentage of Securities of any class the Owners of which are required to consent to any such amendment without the consent of the Owners of all Securities of such class covered by such Pooling and Servicing Agreement then outstanding.

         Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Estate, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Seller or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust Estate or cause such Trust Estate to fail to qualify as a REMIC.

         Each Pooling and Servicing Agreement may also be amended by the Trustee, the Servicer, the Seller or the Oversight Agent at any time and from time to time, with the prior written approval of a Financial Guaranty Insurer, if required, and not less than a majority of the Percentage Interest represented by each related class of Securities then outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the Owners thereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owners without the consent of the Owner of such Security or (b) change the aforesaid percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Securities of the class or classes affected then outstanding.

Termination; Retirement of Securities

         Each Pooling and Servicing Agreement will provide that a Trust will terminate upon the earlier of (i) the payment to the Owners of all Securities issued by the Trust from amounts other than those available under, if applicable, a Financial Guaranty Insurance Policy of all amounts required to be paid to such Owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) any time when a Qualified Liquidation (as defined in the Code) of the Trust Estate is effected. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in such Pooling and Servicing Agreement. Written notice of termination of the Pooling and Servicing Agreement will be given to each Owner, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency appointed by the Trustee that will be specified in the notice of termination. If the Owners are permitted to terminate the trust under the applicable Pooling and Servicing Agreement or Indenture, a penalty may be imposed upon the Owners based upon the fee that would be foregone by the Servicer because of such termination. Written notice of termination of the Pooling and Servicing Agreement or Indenture will be given to each Owner, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency appointed by the Trustee that will be specified in the notice of termination. If the Owners are permitted to terminate the trust under the applicable Pooling and Servicing Agreement or Indenture, a penalty may be imposed upon the Owners based upon the fee that would be foregone by the Servicer because of such termination.

         Any purchase of Mortgage Loans and property acquired in respect of Mortgage Loans evidenced by a series of Securities shall be made at the option of the Servicer, the Seller or, if applicable, the holder of the REMIC Residual Securities at the price specified in the related

Prospectus Supplement. The exercise of such right will effect earlier than expected retirement of the Securities of that series, but the right of the Servicer, the Seller or, if applicable, such holder to so purchase is, unless otherwise specified in the applicable Prospectus Supplement, subject to the aggregate principal balance of the Mortgage Loans for that series as of any Remittance Date being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Loans at the Cut-Off Date for that series. The Prospectus Supplement or Form 8-K for each series of Securities will set forth the amounts that the Owners of such Securities will be entitled to receive upon such earlier than expected retirement. If a REMIC election has been made, the termination of the related Trust Estate will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

The Trustee

         The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Seller and/or its affiliates.

         The Trustee may resign at any time, in which event the Seller will be obligated to appoint a successor Trustee. The Seller may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Seller will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the Owners of Securities evidencing not less than 51% of the aggregate undivided interests (or, if so specified in the related Prospectus Supplement, voting rights) in the related Trust Estate or by the related Financial Guaranty Insurer or Credit Enhancer, if any. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                                  THE INDENTURE

General

         Each Series of Notes will be issued pursuant to an indenture (the "Indenture") to be entered into between the related Trust and the related indenture trustee (the "Indenture Trustee"). Where provisions or terms used in a particular Indenture differ from those provided herein, a description of such provisions or terms will be included in the related Prospectus Supplement.

         The following summaries describe certain provisions of the Indenture not described elsewhere in this Prospectus. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries. The description set forth below is subject to modification in the Prospectus Supplement for a Series of Notes to describe the terms and provisions of the particular Indenture relating to such Series of Notes.

Note Events of Default

         Unless otherwise specified in the Prospectus Supplement relating to a given Series of Notes, an "Event of Default" with respect to any Series of Notes will be defined in the respective Indenture under which such Notes are issued as:

         o unless otherwise specified in the Prospectus Supplement for such Series, a default in the payment of interest on any Note of such Series when due and payable;

         o unless otherwise specified in the Prospectus Supplement for such Series, a default in the payment of principal on any Note of such Series when due and payable;

         o a default in the observance of any covenants or agreements of the Trust made in the Indenture or any representations and warranties of the Trust made in the Indenture, the Sale and Servicing Agreement or certain other documents, and the continuation of any such default for a specified period after notice to the related Trust by the Indenture Trustee or to the related Trust and the Indenture Trustee by the Owners of a majority in principal amount of the Notes of such Series then outstanding; or

         o certain events of bankruptcy, insolvency, receivership or reorganization of the related Trust, whether voluntary or involuntary.

Rights Upon Note Events of Default

         Unless otherwise specified in the Prospectus Supplement relating to a given Series of Notes, in case a Note Event of Default should occur and be continuing with respect to a Series of Notes, the Indenture Trustee may, and on request of Owners of not less than a majority in principal amount of the Notes of such Series then outstanding shall, declare the principal of such Series of Notes to be due and payable. Such declaration may under certain circumstances be rescinded by the Owners of a majority in principal amount of the Notes of such Series then outstanding.

         If, following an Event of Default, a series of Notes has been declared to be due and payable, the Indenture Trustee may, only at the direction of the Financial Guaranty Insurer (unless a Financial Guaranty Insurer default has occurred and is continuing), in its discretion, refrain from selling such assets and continue to apply all amounts received on such assets to payments due on such Notes in accordance with their terms, notwithstanding the acceleration of the maturity of such Notes. In addition, if following an Event of Default, a series of Notes has been declared to be due and payable, the Indenture Trustee may, only at the direction of the Financial Guaranty Insurer, sell all or part of the assets included in the Trust Estate, in which event the collections on, or the proceeds from the sale of, such assets will be applied as follows:

         o to the payment of the fees of the Indenture Trustee and the owner trustee which have not been previously paid;

         o to the Financial Guaranty Insurer, any premium amount then due and unpaid;

         o    to the Servicer for the servicing fee then due and unpaid;

         o to the Owners, the amount of interest then due and unpaid on the Notes, pro rata;

         o to the Owners, the amount of principal then due and unpaid on the Notes, pro rata;

         o to the payment of amounts due and owing to the Financial Guaranty Insurer, to the extent not previously reimbursed;

         o to the Owners of adjustable rate Notes, any unpaid available funds cap carry-forward amount; and

         o    to the holders of the Equity Securities, any remaining amounts.

The Sale and Servicing Agreement

         The conveyance and servicing of the Mortgage Loans related to the issuance of a Series of Notes will be pursuant to a sale and servicing agreement to be entered into between the Trust, the Seller, the Servicer and the Indenture Trustee (the "Sale and Servicing Agreement"). Where provisions or terms used in a particular Sale and Servicing Agreement differ from those provided herein, a description of such provisions or terms will be included in the related Prospectus Supplement. The provisions of the Sale and Servicing Agreement relating to the assignment and servicing of the Mortgage Loans are substantially similar to the corresponding provisions in the Pooling and Servicing Agreement, as described under "Description of the Securities" and "The Pooling and Servicing Agreement."

         Servicing and Other Compensation: The terms of the Sale and Servicing Agreement relating to the Servicer's compensation are substantially as set forth in "The Pooling and Servicing Agreement -- Servicing and Other Compensation and Payment of Expenses; Originator's Retained Yield."

         Servicing Compliance: The terms of the Sale and Servicing Agreement relating to the Servicer's compliance with the terms of such agreement are substantially as set forth in "The Pooling and Servicing Agreement -- Evidence as to Compliance."

         Removal and Resignation of Servicer and Oversight Agent: Pursuant to the Sale and Servicing Agreement, the Servicer and the Oversight Agent may be removed and may resign under conditions substantially similar to the provisions set forth in "The Pooling and Servicing Agreement -- Removal and Resignation of the Servicer" and "-- Resignation of the Oversight Agent," respectively.

Termination of the Trust Estate

         Each Indenture will provide that the portion of the Trust Estate relating thereto will terminate upon the payment to the Owners of all Notes of such series from amounts other than those available under the related Financial Guaranty Insurance Policy of all amounts required to be paid such Owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the related Mortgage Loan group, (b) the disposition of all property acquired in respect of any Mortgage Loan in the related Mortgage Loan group remaining in the Trust Estate or (c) the last scheduled payment date relating to such series of Notes.

                              YIELD CONSIDERATIONS

         The yield to maturity of a Security will depend on the price paid by the Owner for such Security, the Pass-Through Rate on any such Security entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate of payment of principal on such Security (or the rate at which the notional amount thereof is reduced if such Security is not entitled to payments of principal) and other factors.

         Each month the interest payable on an actuarial type of Mortgage Loan will be calculated as one-twelfth of the applicable Mortgage Rate multiplied by the principal balance of such

Mortgage Loan outstanding as of a specified day, usually the first day of the month prior to the month in which the Payment Date for the related series of Securities occurs, after giving effect to the payment of principal due on such day, subject to any Deferred Interest. With respect to date of payment Mortgage Loans, interest is charged to the Mortgagor at the Mortgage Rate on the outstanding principal balance of such Note and calculated based on the number of days elapsed between receipt of the Mortgagor's last payment through receipt of the Mortgagor's most current payments. The amount of such payments with respect to each Mortgage Loan distributed (or accrued in the case of Deferred Interest or Accrual Securities) either monthly, quarterly or semi-annually to Owners of a class of Securities entitled to payments of interest will be similarly calculated on the basis of such class specified percentage of each such payment of interest (or accrual in the case of Accrual Securities) and will be expressed as a fixed, adjustable or variable Pass-Through Rate payable on the outstanding principal balance or notional amount of such Security, calculated as described herein and in the related Prospectus Supplement. Owners of Strip Securities or a class of Securities having a fixed Pass-Through Rate that varies based on the weighted average Mortgage Rate of the underlying Mortgage Loans will be affected by disproportionate prepayments and repurchases of Mortgage Loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

         The effective yield to maturity to each Owner of fixed-rate Securities entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Security because, while interest will accrue on each Mortgage Loan from the first day of each month, the distribution of such interest will be made on the 20th day (or, if such day is not a business day, the next succeeding business day) of the month (or, in the case of quarterly-pay Securities, the twentieth day of every third month, or, in the case of semi-annually-pay Securities, the twentieth day of every sixth month) following the month of accrual.

         A class of Securities may be entitled to payments of interest at a fixed Pass-Through Rate specified in the related Prospectus Supplement, a variable Pass-Through Rate or adjustable Pass-Through Rate calculated based on the weighted average of the Mortgage Rates (net of Servicing Fees and any Originator's Retained Yield (each, a "Net Mortgage Rate")) of the related Mortgage Loans for the designated periods preceding the Payment Date if so specified in the related Prospectus Supplement, or at such other variable rate as may be specified in the related Prospectus Supplement.

         As will be described in the related Prospectus Supplement, the aggregate payments of interest on a class of Securities, and the yield to maturity thereon, will be effected by the rate of payment of principal on the Securities (or the rate of reduction in the notional balance of Securities entitled only to payments of interest) and, in the case of Securities evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans. See "Maturity and Prepayment Considerations" below. The yield on the Securities also will be effected by liquidations of Mortgage Loans following Mortgagor defaults and by purchases of Mortgage Loans required by the Servicing Agreement in the event of breaches of representations made in respect of such Mortgage Loans by the Seller, the Originators, the Servicer and others, or repurchases due to conversions of ARM Loans to a fixed interest rate. See "Mortgage Loan Program--Representations by Originators" and "Descriptions of the Securities--Assignment of Mortgage Loans" above. In general, if a class of Securities is purchased at initial issuance at a premium and payments of principal on the related Mortgage Loans occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Securities is purchased at initial issuance at a discount and payments of principal on the related Mortgage Loans occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of Securities having a class entitled to payments of interest only or to payments of interest that are disproportionately high relative to the principal payments to which such class is entitled. Such a class will likely be sold at a substantial premium to its principal balance, if any, and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Securities, including Accrual Securities or certain other classes in a series including more than one class of Securities, may be relatively more sensitive to the rate of prepayment on the related Mortgage Loans than other classes of Securities.

         The timing of changes in the rate of principal payments on or repurchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the underlying Mortgage Loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the Mortgage Rate by 365. The effect of prepayments in full will be to reduce the amount of interest paid in the next succeeding month to Owners of Securities entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the first day of the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan will be to reduce the amount of interest passed through to Owners of Securities on the Payment Date following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, on the prepaid amount. With respect to amounts due the Servicer from Sub-Servicers in respect of partial principal prepayments, see "Description of the Securities--Payment on Mortgage Loans; Deposits to Distribution Account." Neither full nor partial principal prepayments are passed through until the month following receipt. See "Maturity and Prepayment Considerations."

         The Mortgage Rates on certain ARM Loans subject to negative amortization adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the indices applicable at origination and the related Note Margins) the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may become Deferred Interest that will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance will lengthen the weighted average life of the Securities evidencing interests in such Mortgage Loans and may adversely affect yield to Owners thereof depending upon the price at which such Securities were purchased. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce such principal balance, the weighted average life of such Securities will be reduced and may adversely affect yield to Owners thereof depending upon the price at which such Securities were purchased.

         For each Mortgage Pool, if all necessary advances are made, if there is no unrecoverable loss on any Mortgage Loan and if the related Credit Enhancer is not in default under its obligations or other credit enhancement has not been exhausted, the net effect of each distribution respecting interest will be to pass-through to each Owner of a class of Securities entitled to payments of interest an amount which is equal to one month's interest (or, in the case of quarterly-pay Securities, three month's interest or, in the case of semi-annually-pay Securities, six month's interest) at the applicable Pass-Through Rate on such class' principal balance or notional balance, as adjusted downward to reflect any decrease in interest caused by any principal prepayments and the addition of any Deferred Interest to the principal balance of any Mortgage Loan "Description of the Securities--Principal and Interest on the Securities."

         With respect to certain of the ARM Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the Seller's underwriting standards, the Mortgagor under each Mortgage Loan will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the Mortgagor to make larger level monthly payments following the adjustment of the Mortgage Rate.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated above under "The Mortgage Pools," the original terms to maturity of the Mortgage Loans in a given Mortgage Pool will vary depending upon the type of Mortgage Loans included in such Mortgage Pool. The Prospectus Supplement for a series of Securities will contain information with respect to the types and maturities of the Mortgage Loans in the related Mortgage Pool. Generally, all of the Mortgage Loans may be prepaid without penalty in full or in part at any time. The prepayment experience with respect to the Mortgage Loans in a Mortgage Pool will affect the maturity, average life and yield of the related series of Securities.

         With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Mortgage Loans, may be a substantial amount) will generally depend on the Mortgagor's ability to obtain refinancing of such Mortgage Loan or to sell the Mortgaged Property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage loan interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Neither the Seller, the Servicer, nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

         A number of factors, including homeowner mobility, economic conditions, enforceability of due-on-sale clauses, mortgage market interest rates and the availability of mortgage funds, affect prepayment experience. Generally all Mortgage Loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the Mortgage Loan upon sale or certain transfers by the Mortgagor of the underlying Mortgaged Property. Unless the related Prospectus Supplement indicates otherwise, the Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. Certain ARM Loans may be assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Servicer or the related Sub-Servicer, the security for the ARM Loan would not be impaired or might be improved by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Securities. See "Description of the Securities--Collection and Other Servicing Procedures" and "Certain Legal Aspects of the Mortgage Loans and Related Matters--Enforceability of Certain Provisions" for a description of certain provisions of the Servicing Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

         There can be no assurance as to the rate of prepayment of the Mortgage Loans. The Seller is not aware of any reliable, publicly available statistics relating to the principal prepayment experience of diverse portfolios of mortgage loans such as the Mortgage Loans over an extended period of time. All statistics known to the Seller that have been compiled with respect to prepayment experience on mortgage loans indicates that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

         Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will, (i) not increase or decrease such Mortgage Rates by more than a fixed percentage amount on each adjustment date,
(ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Mortgage Pool at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently low in relation to the then-current Mortgage Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of any series of Securities.

         As may be described in the related Prospectus Supplement, the related Servicing Agreement may provide that all or a portion of the principal collected on or with respect to the related Mortgage Loans may be applied by the related Trustee to the acquisition of additional Mortgage Loans during a specified period (rather than used to fund payments of principal to Owners during such period) with the result that the related securities possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any such interest-only or revolving period may, upon the occurrence of certain events to be described in the related Prospectus Supplement, terminate prior to the end of the specified period and result in the earlier than expected amortization of the related Securities.

         In addition, and as may be described in the related Prospectus Supplement, the related Servicing Agreement may provide that all or a portion of such collected principal may be retained by the Trustee (and held in certain temporary investments, including Mortgage Loans) for a specified period prior to being used to fund payments of principal to Owners.

         The result of such retention and temporary investment by the Trustee of such principal would be to slow the amortization rate of the related Securities relative to the amortization rate of the related Mortgage Loans, or to attempt to match the amortization rate of the related Securities to an amortization schedule established at the time such Securities are issued. Any such feature applicable to any Securities may terminate upon the occurrence of events to be described in the related Prospectus Supplement, resulting in the current funding of principal payments to the related Owners and an acceleration of the amortization of such Securities.

         Under certain circumstances, the Servicer, the Seller or, if specified in the related Prospectus Supplement, the holders of the REMIC Residual Securities or the Credit Enhancer may have the option to purchase the Mortgage Loans in a Trust Estate. See "The Pooling and Servicing Agreement--Termination; Retirement of Securities."

           CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS AND RELATED MATTERS

         The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by applicable state laws (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state nor to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

Mortgages and Deeds of Trust

         The Mortgage Loans will be secured by either deeds of trust or mortgages, depending upon the prevailing practice in the state in which the Mortgaged Property subject to a Mortgage Loan is located. In California and other states, Mortgage Loans are secured by deeds of trust. In some states, a mortgage creates a lien upon the real property encumbered by the mortgage. In other states, the mortgage conveys legal title to the property to the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). The mortgage is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages depends on their terms in some cases or on the terms of separate subordination or intercreditor agreements, and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties; the borrower-homeowner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary.

Foreclosure

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale (private sale) under a specific provision in the deed of trust and state laws which authorize the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Beside the non-judicial remedy, a deed of trust may be judicially foreclosed. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and within a certain period of time send a copy to the borrower trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more local newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

         Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the applicable parties. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

         In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale unless there is a great deal of economic incentive for new purchaser to purchase the subject property at the sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage or deed of trust, accrued and unpaid interest and the expense of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

Rights of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, there is no right to redeem property after a Trustee's sale under a deed of trust.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sale of the real property. In the case of a Mortgage Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which such deficiency judgment may be executed. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in certain other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or

Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction also have indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

         Certain state courts have imposed general equitable principles upon judicial foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's default under the related loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disabilities. In other cases, such courts have limited the right of the lender to foreclose if the default under the loan is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second deed of trust affecting the property.

         Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in certain circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Environmental Legislation

         Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In some states, however, such a lien will not have priority over prior recorded liens of a deed of trust. In addition, under federal environmental legislation and under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or assumes active control over the operation or management of a property so as to be deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a lender (such as a Trust Estate) secured by residential real property. In the event that title to a Mortgaged Property securing a Mortgage Loan in a Trust Estate was acquired by the Trust and cleanup costs were incurred in respect of the Mortgaged Property, the Owners of the related series of Securities might realize a loss if such costs were required to be paid by the Trust. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property.

Enforceability of Certain Provisions

         Unless the Prospectus Supplement indicates otherwise, generally all of the Mortgage Loans contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states including California, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St.-Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         The Garn-St. Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St. Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St. Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

         The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, that may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans that may be outstanding until maturity.

         Upon foreclosure, courts have imposed general equitable principles. These equitable principles generally are designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

Certain Provisions of California Deeds of Trust

         Most institutional lenders in California, including the Seller, use a form of deed of trust that confers on the beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the deed of trust, in such order as the beneficiary may determine; provided, however, that California law prohibits the beneficiary from applying insurance and condemnation proceeds to the indebtedness secured by the deed of trust unless the beneficiary's security has been impaired by the casualty or condemnation, and, if such security has been impaired, permits such proceeds to be so applied only to the extent of such impairment. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, and, as a result thereof, the beneficiary's security is impaired, the beneficiary under the underlying first deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the first deed of trust. Proceeds in excess of the amount of indebtedness secured by a first deed of trust will, in most cases, be applied to the indebtedness of a junior deed of trust.

         Another provision typically found in the forms of deed of trust used by most institutional lenders in California obligates the trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the beneficiary under the deed of trust. Upon a failure of the trustor to perform any of these obligations, the beneficiary is given the right under the deed of trust to perform the obligation itself, at its election, with the trustor agreeing to reimburse the beneficiary for any sums expended by the beneficiary on behalf of the trustor. All sums so expended by the beneficiary become part of the indebtedness secured by the deed of trust.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title
V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

         As indicated above under "Mortgage Loan Program--Representations by Originators," each Originator of a Mortgage Loan will have represented that such Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Mortgage Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

         Alternative mortgage instruments, including ARM Loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St. Germain Act ("Title VIII"). Title VIII provides that: notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alterative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions.
Certain states have taken such action.

Soldiers' and Sailors' Civil Relief Act of 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to Mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to Mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be effected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans, would result in a reduction of the amounts distributable to the Owners of the related Securities, and would not be covered by advances, any Letter of Credit or any other form of credit enhancement (other than a Financial Guaranty Insurance Policy) provided in connection with the related series of Securities. In addition, the

Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan which goes into default, there may be delays in payment and losses on the related Securities in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans resulting from similar legislation or regulations may result in delays in payments or losses to Owners of the related series.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

         The following is based upon the opinion of Arter & Hadden LLP, special tax counsel to the Seller with respect to the material federal income tax consequences to investors of the purchase, ownership and disposition of the Securities offered hereby. Opinions of counsel are not binding on the IRS, however, and there is no assurance that the IRS could not challenge successfully the opinions of counsel. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities.

         The following discussion addresses securities of three general types:
(i) securities ("Grantor Trust Securities") representing interests in a Trust Estate (a "Grantor Trust Estate") which the Seller will covenant not to elect to have treated as a real estate mortgage investment conduit ("REMIC"),(ii) securities ("REMIC Securities") representing interests in a Trust Estate, or a portion thereof, which the Seller will covenant to elect to have treated as a REMIC under sections 860A through 860G of the Internal Revenue Code of 1986, as amended (the "Code"); and (iii) securities ("Debt Securities") that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying Mortgage Loans. This Prospectus does not address the tax treatment of partnership interests or interests in a FASIT. Such a discussion will be set forth in the applicable Prospectus Supplement for any Trust issuing Securities characterized as partnership interests or interests in a FASIT. The Prospectus Supplement for each Series of Securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related Trust Estate and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" or "ownership interest" in a FASIT. For purposes of this discussion, references to an "Owner" or a "Holder" are to the beneficial owner of a Security.

Grantor Trust Securities

         With respect to each Series of Grantor Trust Securities, Arter & Hadden LLP, special tax counsel to the Seller will deliver its opinion to the Seller that (unless otherwise limited in the applicable Prospectus Supplement) the related Grantor Trust Estate will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. Accordingly, each Holder of a Grantor Trust Security will generally be treated as the owner of an interest in the Mortgage Loans included in the Grantor Trust Estate.

         For purposes of the following discussion, a Grantor Trust Security representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Estate, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Security." A Grantor Trust Security representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Estate and interest paid to the Holders of Grantor Trust Fractional Interest Securities issued with respect to such Grantor Trust Estate will be referred to as a "Grantor Trust Strip Security."

         Special Tax Attributes

         Unless otherwise disclosed in an applicable Prospectus Supplement, Arter & Hadden LLP, special tax counsel to the Seller will deliver its opinion to the Seller that (a) Grantor Trust Fractional Interest Securities will represent interests in (i) "qualifying real property loans" within the meaning of section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and (iii) "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real "property" within the meaning of section 860G(a)(3)(A) of the Code; and (b) interest on Grantor Trust Fractional Interest Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. In addition, the Grantor Trust Strip Securities will be "obligation[s] (including any participation or certificate of beneficial ownership therein) . . . principally secured by an interest in real "property" within the meaning of section 860G(a)(3)(A) of the Code.

         Taxation of Holders of Grantor Trust Securities

         Holders of Grantor Trust Fractional Interest Securities generally will be required to report on their federal income tax returns their respective shares of the income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to Holders of any corresponding Grantor Trust Strip Securities) and, subject to the limitations described below, will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. If a Holder acquires a Grantor Trust Fractional Interest Security for an amount that differs from its outstanding principal amount, the amount includible in income on a Grantor Trust Fractional Interest Security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a Grantor Trust Fractional Interest Security directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such Holder's miscellaneous itemized deductions exceeds two percent of such Holder's adjusted gross income. Further, Holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

         Holders of Grantor Trust Strip Securities generally will be required to treat such Securities as "stripped coupons" under section 1286 of the Code. Accordingly, such a Holder will be required to treat the excess of the total amount of payments on such a Security over the amount paid for such Security as original issue discount and to include such discount in income as it accrues over the life of such Security. See "Discount and Premium," below.

         Grantor Trust Fractional Interest Securities may also be subject to the coupon stripping rules if a class of Grantor Trust Strip Securities is issued as part of the same series of Securities.

The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of such a Security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the Holder's income as it accrues (regardless of the Holder's method of accounting), as described below under "Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying Mortgage Loans and (ii) the difference between the outstanding principal balance on the Security and the amount paid for such Security is less than 0.25% of such principal balance times the weighted average remaining maturity of the Security.

         Sales of Grantor Trust Securities

         Any gain or loss recognized on the sale of a Grantor Trust Security (equal to the difference between the amount realized on the sale and the adjusted basis of such Grantor Trust Security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c) of the Code. The adjusted basis of a Grantor Trust Security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

         Grantor Trust Reporting

         The Trustee will furnish to each Holder of a Grantor Trust Fractional Interest Security with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Servicer, the Trustee will furnish to each Holder during such year such customary factual information as the Servicer deems necessary or desirable to enable Holders of Grantor Trust Securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC Securities

         If provided in an applicable Prospectus Supplement, an election will be made to treat a Trust Estate or one or more trusts or segregated pools of assets therein as one or more REMICs under the Code. Qualification as a REMIC requires ongoing compliance with certain conditions. A Trust Estate or a portion or portions thereof as to which one or more REMIC elections will be made will be referred to as a "REMIC Trust." With respect to each REMIC Trust for which such an election is made, Arter & Hadden LLP, special tax counsel to the Seller will deliver its opinion to the Seller that (unless otherwise limited in the applicable Prospectus Supplement), assuming (i) a REMIC election is made and
(ii) compliance with the Pooling and Servicing Agreement, the REMIC Trust will be treated as one or more REMICs for federal income tax purposes. The Securities of each Class will be designated as "regular interests" in the REMIC Trust except that a separate Class will be designated as the "residual interest" in the REMIC Trust. The Prospectus Supplement for each Series of Securities will state whether Securities of each Class will constitute a regular interest (a "Regular Security") or a residual interest (a "Residual Security").

         A REMIC Trust will not be subject to federal income tax except with respect to income from prohibited transactions and in certain other instances described below. See "Taxes on a

REMIC Trust". Generally, the total income from the Mortgage Loans in a REMIC Trust will be taxable to the Holders of the Securities of that Series, as described below.

         Special Tax Attributes

         Regular and Residual Securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) of the Code, "qualifying real property loans" within the meaning of section 593(d) of the Code and "real estate assets" within the meaning of section 856(c)(5)(B) of the Code. If at any time during a calendar year less than 95 percent of the assets of a REMIC Trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3) of the Code) then the portion of the Regular and Residual Securities that are qualifying assets under those sections during such calendar year may be limited to the portion of the assets of such REMIC Trust that are qualified mortgages. Similarly, income on the Regular and Residual Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code, subject to the same limitation as set forth in the preceding sentence. For purposes of applying this limitation, a REMIC Trust should be treated as owning the assets represented by the qualified mortgages. The assets of the Trust Estate will include, in addition to the Mortgage Loans, payments on the Mortgage Loans held pending distribution on the Regular and Residual Securities and any reinvestment income thereon. Regular and Residual Securities held by a financial institution to which section 585, 586 or 593 of the Code applies will be treated as evidences of indebtedness for purposes of section 582(c)(1) of the Code. Regular Securities will also be qualified mortgages with respect to other REMICs.

         Taxation of Holders of Regular Securities

         Except as indicated below in this federal income tax discussion, the Regular Securities will be treated for federal income tax purposes as debt instruments issued by the REMIC Trust on the date such Securities are first sold to the public (the "Settlement Date") and not as ownership interests in the REMIC Trust or its assets. Holders of Regular Securities that otherwise report income under a cash method of accounting will be required to report income with respect to such Securities under an accrual method. For additional tax consequences relating to Regular Securities purchased at a discount or with premium, see "Discount and Premium," below.

         Taxation of Holders of Residual Securities

         Daily Portions. Except as indicated below, a Holder of a Residual Security for a REMIC Trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC Trust for each day during a calendar quarter that the Holder owned such Residual Security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC Trust for such quarter and by allocating the amount so allocated among the Residual Holders (on such day) in accordance with their percentage interests on such day. Any amount included in the gross income or allowed as a loss of any Residual Holder by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each Holder of a Residual Security report its daily portion of the taxable income or net loss of the REMIC Trust will continue until there are no Securities of any Class outstanding, even though the Holder of the Residual Security may have received full payment of the stated interest and principal on its Residual Security.

         The Trustee will provide to Holders of Residual Securities of each Series of Securities (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Securities of such Series that may be required under the Code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC Trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC Trust. Such taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with certain modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d) of the Code) on the Regular Securities (but not the Residual Securities), even though Regular Securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC Trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC Trust therein generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC Trust as it accrues under a constant yield method, taking into account the Prepayment Assumption. The basis to a REMIC Trust in the qualified mortgages is the aggregate of the issue prices of all the Regular and Residual Securities in the REMIC Trust on the Settlement Date. If, however, a substantial amount of a Class of Regular or Residual Securities has not been sold to the public, then the fair market value of all the Regular or Residual Securities in that Class as of the date of the Prospectus Supplement should be substituted for the issue price.

         Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC Trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2) of the Code. Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 of the Code will not be applied at the REMIC Trust level to any servicing and guaranty fees. (See, however, "Pass-Through of Servicing and Guaranty Fees to Individuals" below.) In addition, under the REMIC Regulations, any expenses that are incurred in connection with the formation of a REMIC Trust and the issuance of the Regular and Residual Securities are not treated as expenses of the REMIC Trust for which a deduction is allowed. If the deductions allowed to a REMIC Trust exceed its gross income for a calendar quarter, such excess will be a net loss for the REMIC Trust for that calendar quarter. The REMIC Regulations also provide that any gain or loss to a REMIC Trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 86OG(a)(5) of the Code) will be treated as ordinary gain or loss.

         A Holder of a Residual Security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC Trust at a discount, some or all of the Regular Securities are issued at a discount, and the discount included as a result of a prepayment on a Mortgage Loan that is used to pay principal on the Regular Securities exceeds the REMIC Trust's deduction for unaccrued original issue discount relating to such Regular Securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the Regular Securities, may increase over time as the earlier Classes of Regular Securities are paid, whereas interest income with respect to any given Mortgage Loan expressed as a percentage of the outstanding principal amount of that Mortgage Loan, will remain constant over time.

         Basis Rules and Distributions

         A Holder of a Residual Security has an initial basis in its Security equal to the amount paid for such Residual Security. Such basis is increased by amounts included in the income of the Holder and decreased by distributions and by any net loss taken into account with respect to such Residual Security. A distribution on a Residual Security to a Holder is not included in gross income to the extent it does not exceed such Holder's basis in the Residual Security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the Residual Security, shall be treated as gain from the sale of the Residual Security.

         A Holder of a Residual Security is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such Holder's adjusted basis in its Residual Security as of the close of such calendar quarter (determined without regard to such net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the Residual Security.

         Excess Inclusions. Any excess inclusions with respect to a Residual Security are subject to certain special tax rules. With respect to a Holder of a Residual Security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during such quarter that such Residual Security was held by such Holder. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the Residual Security at the beginning of the calendar quarter and 120 percent of the "federal long-term rate" in effect on the Settlement Date, based on quarterly compounding, and properly adjusted for the length of such quarter. For this purpose, the adjusted issue price of a Residual Security as of the beginning of any calendar quarter is equal to the issue price of the Residual Security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to such Residual Security before the beginning of such quarter. The issue price of a Residual Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the Residual Securities was sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

         Any excess inclusions cannot be offset by losses from other activities. For Holders that are subject to tax only on unrelated business taxable income (as defined in section 511 of the Code), an excess inclusion of such Holder is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817 of the Code), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC Regulations indicate that if a Holder of a Residual Security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on certain foreign investors that own Residual Securities, see "Foreign Investors" below.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC Trust as excess inclusions if the Residual Security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC Regulations, future regulations may contain such a rule. If such a rule were adopted, it is unclear whether the test for "significant value" that is contained in the REMIC Regulations would be applicable. If no such rule is applicable, excess inclusions should be calculated as discussed above.

         In the case of any Residual Securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to such Residual Securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) of the Code, excluding any net capital gain) will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a Residual Security as if held directly by such shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and certain cooperatives that hold a Residual Security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A Holder of a Residual Security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for such fees will be allowed to such Holder only to the extent that such fees, along with certain of such Holder's other miscellaneous itemized deductions exceed 2 percent of such Holder's adjusted gross income. In addition, a Holder of a Residual Security may not be able to deduct any portion of such fees in computing such Holder's alternative minimum tax liability. A Holder's share of such fees will generally be determined by (i) allocating the amount of such expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the Holders in proportion to their respective holdings on such day.

         Taxes on a REMIC Trust

         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100 percent of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100 percent of the value of any property contributed to the REMIC after the "startup day" (generally the same as the Settlement Date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a Holder of a residual interest, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with possible extensions. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

         General. Except as provided below, if a Regular or Residual Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the Security. The adjusted basis of a Regular Security generally will equal the cost of such Security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to such Security and reduced by distributions on such Security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to such Security. See "Discount and Premium." The adjusted basis of a Residual Security is determined as described above under "Taxation of Holders of Residual Securities-Basis Rules and Distributions." Except as provided in the following paragraph or under section 582(c) of the Code, any such gain or loss will be capital gain or loss, provided such Security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221 of the Code.

         Gain from the sale of a Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the Holder of a Regular Security had income accrued at a rate equal to 110 percent of the "applicable federal rate" (generally, an average of current yields on Treasury securities) as of the date of purchase over (ii) the amount actually includible in such Holder's income. In addition, gain recognized on such a sale by a Holder of a Regular Security who purchased a such Security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such Security was held by such Holder, reduced by any market discount includible in income under the rules described below under "Discount and Premium."

         If a Holder of a Residual Security sells its Residual Security at a loss, the loss will not be recognized if, within six months before or after the sale of the Residual Security, such Holder purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) of the Code) comparable to a residual interest in a REMIC. Such disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury regulations, no such regulations have yet been published.

         Transfers of Residual Securities. Section 860E(e) of the Code imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a Residual Security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, certain cooperatives, and nominees) that owns a Residual Security if such pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether pursuant to a purchase, a default under a secured lending agreement or otherwise.

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless such organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of a Residual Security and certain other provisions that are intended to meet this requirement are described in the Pooling and Servicing Agreement and the Trust Agreement, as applicable, and will be discussed more fully in the applicable Prospectus Supplement relating to the offering of any Residual Security. In addition, a pass-through entity (including a nominee) that holds a Residual Security may be subject to additional taxes if a disqualified organization is a record-holder therein. A transferor of a Residual Security (or an agent of a transferee of a Residual Security, as the case may be) will be relieved of such tax liability if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no such tax will be imposed on a pass-through entity for a period with respect to an interest therein owned by a disqualified organization if (i) the record-holder of such interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during such period, the pass-through entity has no actual knowledge that the affidavit is false.

         Under the REMIC Regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "Foreign Investors -- Grantor Trust Securities and Regular Securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A Residual Security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the Residual Security is no less than the product of the present value of the "anticipated excess inclusions" with respect to such Security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC Trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when such liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a Residual Security, determined as of the date such Security is transferred and based on events that have occurred as of that date and on the Prepayment Assumption. See "Discount and Premium" and "Taxation of Holders of Residual Securities--Excess Inclusions."

         The REMIC Regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a Residual Security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC Trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes certain representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a Residual Security should consult with their own tax advisors for further information regarding such transfers.

         Reporting and Other Administrative Matters

         For purposes of the administrative provisions of the Code, each REMIC Trust will be treated as a partnership and the Holders of Residual Securities will be treated as partners. The Trustee will prepare, sign and file federal income tax returns for each REMIC Trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the Trustee will furnish to each Holder that received a distribution during such year a statement setting forth the portions of any such distributions that constitute interest distributions, original issue discount, and such other information as is required by Treasury regulations and, with respect to Holders of Residual Securities in a REMIC Trust, information necessary to compute the daily portions of the taxable income (or net loss) of such REMIC Trust for each day during such year. The Trustee will also act as the tax matters partner for each REMIC Trust, either in its capacity as a Holder of a Residual Security or in a fiduciary capacity. Each Holder of a Residual Security, by the acceptance of its Residual Security, agrees that the Trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each Holder of a Residual Security is required to treat items on its return consistently with the treatment on the return of the REMIC Trust, unless the Holder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Trust level. The Trustee does not intend to register any REMIC Trust as a tax shelter pursuant to section 6111 of the Code.

         Termination

         In general, no special tax consequences will apply to a Holder of a Regular Security upon the termination of a REMIC Trust by virtue of the final payment or liquidation of the last Mortgage Loan remaining in the Trust Estate. If a Holder of a Residual Security's adjusted basis in its Residual Security at the time such termination occurs exceeds the amount of cash distributed to such Holder in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the Holder of the Residual Security is entitled to a loss equal to the amount of such excess.

Debt Securities

         General

         With respect to each Series of Debt Securities, Arter & Hadden LLP, special tax counsel to the Seller will deliver its opinion to the Seller that (unless otherwise limited in the applicable Prospectus Supplement) the Securities will be classified as debt of the Trust secured by the related Mortgage Loans. Since different criteria are used to determine the non-tax accounting treatment of the issuance of Debt Securities, the Seller expects to treat such transactions, for financial accounting purposes, as a transfer of an ownership interest in the related Mortgage Loans to the related Trust and not as the issuance of debt obligations. In this regard, it should be noted that the IRS has issued a notice stating that, upon examination, it will scrutinize instruments treated as debt for federal income tax purposes but as equity for regulatory, rating agency or financial accounting purposes to determine if their purported status as debt for federal income tax purposes is appropriate. Consequently, the Debt Securities will not be treated as ownership interests in the Mortgage Loans or the Trust. Assuming the Debt Securities are treated as debt for federal income tax purposes, Holders will be required to report income received with respect to the Debt Securities in accordance with their normal method of accounting. For additional tax consequences relating to Debt Securities purchased at a discount or with premium, see "Discount and Premium," below.

         Special Tax Attributes

         As described above, Grantor Trust Securities will possess certain special tax attributes by virtue of their being ownership interests in the underlying Mortgage Loans. Similarly, REMIC Securities will possess similar attributes by virtue of the REMIC provisions of the Code. In general, Debt Securities will not possess such special tax attributes. Investors to whom such attributes are important should consult their own tax advisors regarding investment in Debt Securities.

         Sale or Exchange

         If a Holder of a Debt Security sells or exchanges such Security, the Holder will recognize gain or loss equal to the difference, in any, between the amount received and the Holder's adjusted basis in the Security. The adjusted basis in the Security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Security and reduced by the payments previously received on the Security, other than payments of qualified stated interest, and by any amortized premium.

         In general (except as described in "Discount and Premium -- Market Discount," below), except for certain financial institutions subject to section 582(c) of the Code, any gain or loss on the sale or exchange of a Debt Security recognized by an investor who holds the Security as a capital asset (within the meaning of section 1221 of the Code), will be capital gain or loss.

Discount and Premium

         A Security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all Grantor Trust Strip Securities and certain Grantor Trust Fractional Interest Securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286 of the Code. In very general terms, (i) original issue discount is treated as a form of interest and must be included in a Holder's income as it accrues (regardless of the Holder's regular method of accounting) using a constant yield method; (ii) market discount is treated as ordinary income and must be included in a Holder's income as principal payments are made on the Security (or upon a sale of a Security) and (iii) if a Holder so elects, premium may be amortized over the life of the Security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

         Original Issue Discount

         In general, a Security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the Securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first Interest Accrual Period and the Settlement Date. The stated redemption price at maturity of a Security that has a notional principal amount or receives principal only or that is or may be an accrual Security is equal to the sum of all distributions to be made under such Security. The stated redemption price at maturity of any other Security is its stated principal amount, plus an amount equal to the excess (if any) of the interest payable on the first Distribution Date over the interest that accrues for the period from the Settlement Date to the first Distribution Date.

         Notwithstanding the general definition, original issue discount will be treated as zero if such discount is less than 0.25 percent of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a Security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the Settlement Date until the date on which each such distribution is expected to be made under the assumption that the Mortgage Loans prepay at the rate specified in the applicable Prospectus Supplement (the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the Security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

         Section 1272(a)(6) of the Code contains special original issue discount rules directly applicable to REMIC Securities and Debt Securities and applicable by analogy to Grantor Trust Securities. Investors in Grantor Trust Strip Securities should be aware that there can be no assurance that the rules described below will be applied to such Securities. Under these rules (described in greater detail below), (i) the amount and rate of accrual of original issue discount on each Series of Securities will be based on (x) the Prepayment Assumption, and (y) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains equal to the value of that rate on the Settlement Date, and (ii) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the Prepayment Assumption.

         Section 1272(a)(6)(B)(iii) of the Code requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The Seller anticipates that the Prepayment Assumption for each Series of Securities will be consistent with this standard. The Seller makes no representation, however, that the Mortgage Loans for a given Series will prepay at the rate reflected in the Prepayment Assumption for that Series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Securities.

         Each Owner must include in gross income the sum of the "daily portions" of original issue discount on its Security for each day during its taxable year on which it held such Security. For this purpose, in the case of an original Holder, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The Trustee will supply, at the time and in the manner required by the IRS, to Owners, brokers and middlemen information with respect to the original issue discount accruing on the Securities. Unless otherwise disclosed in the applicable Prospectus Supplement, the Trustee will report original issue discount based on accrual periods of one month, each beginning on a payment date (or, in the case of the first such period, the Settlement Date) and ending on the day before the next payment date.

         Under section 1272(a)(6) of the Code, the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (i) the sum of (A) the present values of all the distributions remaining to be made on the Security, if any, as of the end of the accrual period and (B) the distribution made on such Security during the accrual period of amounts included in the stated redemption price at maturity, over (ii) the adjusted issue price of such Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (i) the yield to maturity of the Security, calculated as of the Settlement Date, giving effect to the Prepayment Assumption, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, (iii) the Prepayment Assumption, and (iv) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains the same as its value on the Settlement Date over the entire life of such Security. The adjusted issue price of a Security at any time will equal the issue price of such Security, increased by the aggregate amount of previously accrued original issue discount with respect to such Security, and reduced by the amount of any distributions made on such Security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

         In the case of Grantor Trust Strip Securities and certain REMIC Securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of such negative amounts. The legislative history to section 1272(a)(6) indicates that such negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Holders of such Securities should consult their own tax advisors concerning the treatment of such negative accruals.

         A subsequent purchaser of a Security that purchases such Security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds such Security, the daily portion of original issue discount with respect to such Security (but reduced, if the cost of such Security to such purchaser exceeds its adjusted issue price, by an amount equal to the product of (i) such daily portion and (ii) a constant fraction, the numerator of which is such excess and the denominator of which is the sum of the daily portions of original issue discount on such Security for all days on or after the day of purchase).

         Market Discount

         A Holder that purchases a Security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of such Security (or, in the case of a Security with original issue discount, its adjusted issue price), will be required to allocate each principal distribution first to accrued market discount on the Security, and recognize ordinary income to the extent such distribution does not exceed the aggregate amount of accrued market discount on such Security not previously included in income. With respect to Securities that have unaccrued original issue discount, such market discount must be included in income in addition to any original issue discount. A Holder that incurs or continues indebtedness to acquire a Security at a market discount may also be required to defer the deduction of all or a portion of the interest on such indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a Security may be treated as accruing either (i) under a constant yield method or (ii) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the Security, in any case taking into account the Prepayment Assumption. The Trustee will make available, as required by the IRS, to Holders of Securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a Security will be considered to be zero if such discount is less than 0.25 percent of the remaining stated redemption price at maturity of such Security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments (including prepayments) prior to the date of acquisition of the Security by the subsequent purchaser. If market discount on a Security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

         Securities Purchased at a Premium

         A purchaser of a Security that purchases such Security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such Security (a "Premium Security") at a premium. Such a purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) of the Code, to treat such premium as "amortizable bond premium." If a Holder makes such an election, the amount of any interest payment that must be included in such Holder's income for each period ending on a Distribution Date will be reduced by the portion of the premium allocable to such period based on the Premium Security's yield to maturity. Under recently issued Treasury regulations, such premium amortization will be made under principles analogous to those governing the accrual of market discount (as discussed above under "Market Discount"). If such election is made by the Holder, the election will also apply to all bonds the interest on which is not excludible from gross income ("fully taxable bonds") held by the Holder at the beginning of the first taxable year to which the election applies and to all such fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If such an election is not made, (i) such a Holder must include the full amount of each interest payment in income as it accrues, and (ii) the premium must be allocated to the principal distributions on the Premium Security and, when each such distribution is received, a loss equal to the premium allocated to such distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the Premium Security.

         Special Election

         For any Security acquired on or after April 4, 1994, a Holder may elect to include in gross income all "interest" that accrues on the Security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A Holder should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

         Certain Holders may be subject to backup withholding at the rate of 31% with respect to interest paid on the Securities if the Holders, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

         The Trustee will be required to report annually to the Internal Revenue Service (the "IRS"), and to each Holder of record, the amount of interest paid (and OID accrued, if any) on the Securities (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only Holder of record of the Securities is Cede, as nominee for DTC, Holders and the IRS will receive tax and other information including the amount of interest paid on such Securities owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, indirect participants and certain other persons to complete their reports.) Each non-exempt Holder will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Holder fail to provide the required certification, the Participants or Indirect Participants will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Such amounts will be deemed distributed to the affected Holder for all purposes of the Securities, the servicing agreement and any financial guaranty insurance policies.

         Final regulations dealing with backup withholding and information reporting on income paid to a foreign person and related matters (the "New Withholding Regulations") were published in the Federal Register on October 14, 1997. In general, the New Withholding Regulations do not significantly alter the substantive withholding and information reporting requirements, but do unify current certification procedures and forms and clarify reliance standards. The New Withholding Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. The discussion set forth above does not take the New Withholding Regulations into account. Prospective Holders are strongly urged to consult their own tax advisor with respect to the New Withholding Regulations.

Foreign Investors

         Grantor Trust Securities and Regular Securities

         The following information describes the United States federal income tax treatment of holders that are not United States persons ("Foreign Investors"). The term "Foreign Investor" means any person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) organized in or under the laws of the United States or any state thereof including the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding clause (iv), to the extent provided in the regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be so treated also shall be considered United States persons.

         The Code and Treasury regulations generally subject interest paid to a Foreign Investor to a withholding tax at a rate of 30% (unless such rate were changed by an applicable treaty). The withholding tax, however, is eliminated with respect to certain "portfolio debt investments" issued to Foreign Investors. Portfolio debt investments include debt instruments issued in registered form for which the United States payor receives a statement that the beneficial owner of the instrument is a Foreign Investor. The Securities will be issued in registered form, therefore if the information required by the Code is furnished (as described below) and no other exceptions to the withholding tax exemption are applicable, no withholding tax will apply to the Securities.

         For the Securities to constitute portfolio debt investments exempt from the United States withholding tax, the withholding agent must receive from the Holder an executed IRS Form W-8 or substantially similar form signed under penalty of perjury by the Holder stating that the Holder is a Foreign Investor and providing such Holder's name and address. The statement must be received by the withholding agent in the calendar year in which the interest payment is made, or in either the two preceding calendar years.

         A Holder that is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange, or redemption of such Class A Certificate, provided that (i) such gain is not effectively connected with a trade or business carried on by the Holder in the United States, (ii) in the case of an Holder that is an individual, such Holder is not present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs and (iii) in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

         As described above, the New Withholding Regulations were published in the Federal Register on October 14, 1997, and generally will be effective for payments made after December 31, 2000, subject to certain transition rules. The discussion set forth above does not take the New Withholding Regulations into account. Prospective Foreign Investors are strongly urged to consult their own tax advisor with respect to the New Withholding Regulations.

         REMIC Residual Securities

         Amounts distributed to a Holder of a Residual Security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30 percent (or lower treaty rate) withholding tax on income that is not effectively connected with a U.S. trade or business. Treasury Regulations clarify that amounts not constituting excess inclusions that are distributed on a Residual Security to a Holder that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on Grantor Trust Securities and Regular Securities, as described above, but only to the extent that the obligations directly underlying the REMIC Trust that issued the Residual Security (e.g., Mortgage Loans or regular interests in another REMIC) were issued after July 18, 1984. In no case will any portion of REMIC income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "Taxation of Holders of Residual Securities--Excess Inclusions".

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans").
Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code ("Qualified Retirement Plans") and on Individual Retirement Accounts ("IRAs") described in Section 408 of the Code (collectively, "Tax-Favored Plans").

         Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), are not subject to the ERISA requirements discussed herein or Section 4975 of the Code. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described below or Section 4975 of the Code, subject to the provisions of applicable federal and state law. Any such plan that is a Qualified Retirement Plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Section 404 of ERISA imposes general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of ERISA Plans and Tax-Favored Plans (collectively, "Plans") and persons ("Parties in Interest" under ERISA or "Disqualified Persons" under the Code) (collectively, "Parties in Interest") who have certain specified relationships to the Plans, unless a statutory, regulatory or administrative exemption is available. Unless such an exemption is available, certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed pursuant to
Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available.

Plan Asset Regulations

         A Plan's investment in Securities may cause the Mortgage Loans included in a Mortgage Pool to be deemed Plan assets. The U.S. Department of Labor (the "DOL") has promulgated regulations (the "DOL Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust Estate), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code, when a Plan acquires an "equity interest" (such as a Security) in such entity. Whether an investing Plan's assets are deemed to include an interest in the assets of a Trust Estate or are deemed merely to include its interest in the Securities under the DOL Regulations depends upon the facts and circumstances of an investment. Therefore, Plans should not acquire or hold Securities in reliance upon the availability of any exception under the DOL Regulations.

         Under the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code, the Seller, the Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof, may be considered or become Parties in

Interest or Disqualified Persons with respect to an investing Plan. If so, the acquisition or holding of Securities by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and the Code, unless some statutory, regulatory or administrative exemption is available. Securities acquired by a Plan would be assets of that Plan. Under the DOL Regulations, the Trust Estate, including the Mortgage Loans and the other assets held in the Trust Estate, may also be deemed to be assets of each Plan that acquires Securities. Special caution should be exercised before the assets of a Plan are used to acquire a Security in such circumstances, especially if, with respect to such assets, the Seller, the Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either
(i) has investment discretion with respect to the investment of Plan assets; or
(ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets.

         Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee (in the manner described above), is a fiduciary of the investing Plan. If the Mortgage Loans were to constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a Plan "fiduciary," and thus subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the investing Plan. In addition, if the Mortgage Loans were to constitute Plan assets, then not only the acquisition or holding of Securities by a Plan, but also the operation of the Trust Estate, may constitute or involve a prohibited transaction under ERISA and the Code.

Prohibited Transaction Exemptions

         The DOL has issued an administrative exemption, Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), which generally exempts from the prohibited transaction provisions of Section 406(a) of ERISA, and from the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(A) through (D) of the Code, certain transactions involving residential mortgage pool investment trusts relating to the purchase, sale and holding of securities in the initial issuance of Securities and the servicing and operation of "mortgage pools" (as defined below). PTCE 83-1 permits, subject to certain general and specific conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest (or Disqualified Persons) with respect to those Plans, related to the origination, maintenance and termination of mortgage pools and the acquisition and holding of certain mortgage pool pass-through Securities representing interests in such mortgage pools by Plans, whether or not the Plan's assets would be deemed to include an ownership interest in the mortgage loans in the mortgage pool. PTCE 83-1 does not provide an exemption for Subordinate Securities.

         PTCE 83-1 defines the term "mortgage pool" as "an investment pool the corpus of which (1) is held in trust; and (2) consists solely of (a) interest bearing obligations secured by either first or second mortgages or deeds of trust on one-to four-family, residential property; (b) property which had secured obligations and which has been acquired by foreclosure; and (c) undistributed cash." The Seller expects that each pool of Mortgage Loans will be a "mortgage pool" within the meaning of PTCE 83-1.

         PTCE 83-1 defines the term "mortgage pool pass-through certificate" as a "certificate representing a beneficial undivided fractional interest in a mortgage pool and entitling the holder of such certificate to pass-through payment of principal and interest from the pooled mortgage loans, less any fees retained by the pool sponsor." The Seller has been advised by Arter & Hadden LLP that, for purposes of applying PTCE 83-1, the term "mortgage pool pass-through certificate" would include (i) Securities representing interests in a Trust Estate consisting of Mortgage Loans issued in a series consisting of only a single class of Securities; and (ii) Senior Securities representing interests in a Trust Estate consisting of Mortgage Loans issued in a series in which there is only one class of Senior Securities; provided that the Securities described in clauses (i) and (ii) evidence the beneficial ownership of a specified portion of both future interest payments and future principal payments with respect to the Mortgage Loans.

         It is not clear whether all types of Securities that may be offered hereunder would be "mortgage pass-through certificates" for purposes of applying PTCE 83-1, including, but not limited to, (a) a class of Securities that evidences the beneficial ownership of interest payments only or principal payments only, disproportionate interest and principal payments, or nominal principal or interest payments, such as the Strip Securities; or (b) Securities in a series including classes of Securities which differ as to timing, sequential order, rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the Mortgage Pool; or (c) Securities evidencing an interest in a Trust Estate as to which two or more REMIC elections have been made; or (d) a series including other types of multiple classes. Accordingly, until further clarification by the DOL, Plans should not acquire or hold Securities representing interests described in this paragraph in reliance upon the availability of PTCE 83-1 without first consulting with their counsel regarding the application of PTCE 83-1 to the proposed acquisition and holding of such Securities.

         PTCE 83-1 sets forth three general conditions that must be satisfied for any transaction involving the purchase, sale and holding of "mortgage pool pass-through certificates" and the servicing and operation of the "mortgage pool" to be eligible for exemption: (1) the pool trustee must not be an affiliate of the pool sponsor; (2) a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying owners against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgages, or the principal balance of the largest covered mortgage, must be maintained; and (3) the amount of the payment retained by the pool sponsor together with other funds inuring to its benefit must be limited to not more than adequate consideration for forming the mortgage pools plus reasonable compensation for services provided by the pool sponsor to the mortgage pool. PTCE 83-1 also imposes additional specific conditions for certain types of transactions involving an investing Plan and for situations in which the Parties in Interest are fiduciaries.

         The Prospectus Supplement for a series will set forth whether the Trustee in respect of that series is affiliated with the Seller. If the credit enhancement mechanism for a series of Securities constitutes a system of insurance or other protection within the meaning of PTCE 83-1 and is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Mortgage Loans or the principal balance of the largest Mortgage Loan, then the Seller has been advised that the second general condition referred to above will be satisfied. The Seller will not receive total compensation for forming and providing services to the Mortgage Pools which will be more than adequate consideration. Each Plan fiduciary responsible for making the investment decision whether to acquire or hold Securities must make its own determination as to whether (i) the Securities constitute "mortgage pool pass-through certificates" for purposes of applying PTCE 83-1, (ii) the second and third general conditions will be satisfied, and (iii) the specific conditions, not discussed herein, of PTCE 83-1 have been satisfied.

         It should be noted that in promulgating PTCE 83-1 and its predecessor, the DOL did not have under its consideration interests in pools of the exact nature described herein. There are other class and individual prohibited transaction exemptions issued by the DOL that could apply to a Plan's acquisition or holding of Securities. There can be no assurance that any of those exemptions will apply with respect to any particular Plan that acquires or holds Securities or, even if all of the conditions specified therein were satisfied, that the exemption would apply to all transactions involving the Trust Estate. The applicable Prospectus Supplement under "ERISA Considerations" may contain additional information regarding the application of PTCE 83-1, or other prohibited transaction exemptions that may be available, with respect to the series offered thereby.

         In addition, the DOL has issued to certain underwriters individual prohibited transaction exemptions (collectively, the "Exemptions"), which may be applicable to avoid certain of the prohibited transaction provisions of Section 406(a), Section 406(b)(1) and Section 406(b)(2) of ERISA and the excise taxes imposed pursuant to Sections 4975(a) and (b) of the Code, with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemptions.

         Among the conditions that must be satisfied for the Exemptions to apply are the following:

                (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

                (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

                (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's, Moody's, Duff & Phelps or Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) (each, a "Rating Agency");

                (4) the Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

                (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Seller pursuant to the assignment of the loans to the Trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by any Servicer represents not more than reasonable compensation for such person's services under the Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith; and

                (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The Trust must also meet the following requirements:

                           (i) the corpus of the Trust must consist solely of assets of the type that have been included in other investment pools;

                           (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of a Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

                           (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates.

         Moreover, the Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust; provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (iii) a Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemptions do not apply to Plans sponsored by the Seller, the Certificate Insurer, the Underwriters, the Trustee, any Servicer, any obligor with respect to Mortgage Loans included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "Restricted Group").

         On July 21, 1997, the DOL published in the Federal Register amendments to the Exemption ("PTE 97-34"), which extend exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. With respect to the Securities, the amendments generally allow Mortgage Loans (the "Subsequent Mortgage Loans") supporting payments to Owners, and having a value equal to no more than 25% of the total principal amount of the Securities being offered by the Trust, to be transferred to the Trust within a funding period no longer than 90 days or three months following the Closing Date (the "Funding Period") instead of requiring that all Mortgage Loans be either identified or transferred on or before the Closing Date. The relief will apply to the purchase, sale and holding of the Securities, provided that the following general conditions are met:

         (1) the ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Securities being offered ("Pre-Funding Limit") does not exceed 25%;

         (2) all Subsequent Mortgage Loans meet the same terms and conditions for eligibility as the original Mortgage Loans used to create the Trust, which terms and conditions have been approved by the Rating Agencies;

         (3) the transfer of such Subsequent Mortgage Loans to the Trust during the Funding Period does not result in the Securities to be covered by the Exemption receiving a lower credit rating from a Rating Agency upon termination of the Funding Period than the rating that was obtained at the time of the initial issuance of the Securities by the Trust;

         (4) solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "Average Interest Rate") for all of the Mortgage Loans and Subsequent Mortgage Loans in the Trust at the end of the Funding Period is not more than 100 basis points lower than the Average Interest Rate for the Mortgage Loans which were transferred to the Trust on the Closing Date;

         (5) in order to ensure that characteristics of the Subsequent Mortgage Loans are substantially similar to those of the original Mortgage Loans transferred to the Trust: (i) the characteristics of the Subsequent Mortgage Loans are monitored by an insurer or other credit support provider which is independent of the Seller; or (ii) an independent accountant retained by the Seller provides the Seller with a letter (with copies provided to the Rating Agencies rating the Securities, the Underwriters and the Trustee) stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics described in the Prospectus or Prospectus Supplement and/or Servicing Agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Mortgage Loans which were transferred to the Trust as of the Closing Date;

         (6) the Funding Period ends no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the Pre-Funding Account falls below the minimum level specified in the Servicing Agreement or an event of default occurs;

         (7) amounts transferred to any Pre-Funding Account and/or capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments;

         (8) the Prospectus or Prospectus Supplement describes: (i) any Pre-Funding Account and/or capitalized interest account; (ii) the duration of the Funding Period; (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the Funding Period that will be remitted to Owners as repayments of principal; and (iv) that the amounts remaining in the Pre-Funding Account at the end of the Funding Period will be remitted to Owners as repayments of principal; and

         (9) the servicing agreement describes the permitted investments for the Pre-Funding Account and/or capitalized interest account and, if not disclosed in the Prospectus or Prospectus Supplement, the terms and conditions for eligibility of Subsequent Mortgage Loans.

Tax Exempt Investors

         A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is UBTI within the meaning of
Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Security held by a Tax Exempt Investor will be considered

UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Securities--Excess Inclusions."

Consultation With Counsel

         Any Plan fiduciary that proposes to cause a Plan to acquire or hold Securities should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code to the proposed investment and the availability of PTCE 83-1 or any other prohibited transaction exemption.

                            LEGAL INVESTMENT MATTERS

         Certain classes of Securities offered hereby and by the related Prospectus Supplement will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in at least the second highest rating category by any Rating Agency, and as such may be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

         The Federal Financial Institutions Examination Council has adopted a supervisory policy statement (the "Policy Statement"), applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Securities will be treated as high-risk under the Policy Statement. In addition, although it has not adopted the Policy Statement, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Securities. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

         There may be other restrictions on the ability of certain investors either to purchase certain classes of Securities or to purchase any class of Securities representing more than a specified percentage of the investors assets. The Seller will make no representations as to the proper characterization of any class of Securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Securities of any class constitute legal investments under SMMEA or are subject to investment, capital or other restrictions, and whether SMMEA has been overridden in any jurisdiction applicable to such investor.

                                 USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of Securities will be applied by the Seller to finance the origination or purchase of, or to repay short-term loans incurred to finance the origination or purchase of, the Mortgage Loans underlying the Securities or will be used by the Seller for general corporate purposes. The Seller expects that it will make additional sales of securities similar to the Securities from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the Seller, prevailing interest rates, availability of funds and general market conditions.

                             METHODS OF DISTRIBUTION

         The Securities offered hereby and by the related Prospectus Supplement will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the public offering or purchase price of such series and the net proceeds to the Seller from such sale.

         The Seller intends that Securities will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Securities may be made through a combination of two or more of these methods. Such methods are as follows:

         1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters (which may include affiliates of the Seller);

         2. By placements by the Seller with institutional investors through dealers; and

         3.   By direct placements by the Seller with institutional investors.

         In addition, if specified in the related Prospectus Supplement, a series of Securities may be offered in whole or in part in exchange for the Mortgage Loans (and other assets, if applicable) that would comprise the Mortgage Pool in respect of such Securities.

         If underwriters are used in a sale of any Securities (other than in connection with an underwriting on a best efforts basis), such Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Seller whose identities and relationships to the Seller will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Securities will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

         In connection with the sale of the Securities, underwriters may receive compensation from the Seller or from purchasers of the Securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Securities may be deemed to be underwriters in connection with such Securities, and any discounts or commissions received by them from the Seller and any profit on the resale of Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. The Prospectus Supplement will describe any such compensation paid by the Seller.

         It is anticipated that the underwriting agreement pertaining to the sale of any series of Securities will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Seller will indemnify the several underwriters and the underwriters will indemnify the Seller against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

         The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Seller and purchasers of Securities of such series.

         The Seller anticipates that the Securities offered hereby will be sold primarily to institutional investors or be placed with individuals by the Seller or an affiliate of the Seller. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Securities. Owners of Securities should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Seller by Arter & Hadden LLP, Washington, D.C.

                              FINANCIAL INFORMATION

         The Seller has determined that its financial statements are not material to the offering made hereby.

         A Prospectus Supplement and the related Form 8-K (which shall be incorporated by reference to this Registration Statement) may contain the financial statements of the related Credit Enhancer, if any.

                                     RATING

         It is a condition to the issuance of each class of Securities offered hereby that they shall have been rated in one of the four highest rating categories by the related Rating Agencies.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by Owners of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of degree by which such prepayments might differ from those originally anticipated. As a result, Owners might suffer a lower than anticipated yield and, in addition, owners of stripped pass-through certificates in extreme cases might fail to recoup their underlying investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                            Page
                                                                            ----
Accrual Securities............................................................32
Affiliated Originators........................................................18
Approved Guidelines...........................................................21
APR...........................................................................15
ARM Loans.....................................................................19
Average Interest Rate........................................................101
Balloon Amount................................................................20
Balloon Loans.................................................................20
Bankruptcy Bond...............................................................55
Bankruptcy Loss...............................................................52
Bankruptcy Loss Amount........................................................52
Book-Entry Securities.........................................................35
Bulk Acquisition..............................................................21
Bulk Guidelines...............................................................21
Buydown Account...............................................................14
Buydown Agreement.............................................................42
Buydown Funds.................................................................14
Buydown Mortgage Loans........................................................14
Buydown Period................................................................14
Certificates..................................................................32
Closing Date..................................................................38
Code..........................................................................80
Combined Loan-to-Value Ratio..................................................16
Compensating Interest.........................................................45
Contract Sub-Servicers........................................................27
Conventional Loans............................................................13
Credit Enhancer...............................................................62
Cut-Off Date..................................................................15
Debt Securities...............................................................80
Defaulted Mortgage Loss.......................................................52
Deficient Valuation...........................................................55
Deleted Mortgage Loan.........................................................28
Delinquency Advances..........................................................45
Designated Originator.........................................................25
Detailed Description..........................................................13
Determination Date............................................................45
Distribution Account..........................................................40
DOL...........................................................................96
DTC...........................................................................11
Due Date......................................................................39
Due Period....................................................................33
Eligible Account..............................................................40
Equity Securities.............................................................32
ERISA.........................................................................96
ERISA Plans...................................................................96
Event of Default..............................................................66
Exemptions....................................................................99
Extraordinary Losses..........................................................53
FACO..........................................................................60
FASIT..........................................................................4
FDIC..........................................................................26
FICO..........................................................................22
                                                                            Page
                                                                            ----
Financial Guaranty Insurance Policy...........................................53
Financial Guaranty Insurer....................................................53
Fixed-Income Securities.......................................................32
Foreign Investors.............................................................85
Forward Purchase Agreement....................................................38
Fraud Loss....................................................................52
Fraud Loss Amount.............................................................52
Freddie Mac....................................................................8
Funding Period...............................................................100
Garn-St.-Germain Act..........................................................77
Grantor Trust Estate..........................................................80
Grantor Trust Fractional Interest Security....................................81
Grantor Trust Securities......................................................80
Grantor Trust Strip Security..................................................81
Indenture.....................................................................32
Indenture Trustee.............................................................66
Index.........................................................................19
Indirect Participant..........................................................35
Insurance Paying Agent........................................................53
Insurance Proceeds............................................................39
Insured Payment...............................................................54
Interest Rate.................................................................32
IRAs..........................................................................96
IRS...........................................................................82
Junior Lien Loans.............................................................16
Letter of Credit..............................................................54
Letter of Credit Bank.........................................................54
Liquidation Proceeds..........................................................39
Loan Purchase Price...........................................................28
Loan-To-Value Ratio...........................................................13
Master Commitments............................................................24
Modified Loans................................................................20
Mortgage Asset Schedule.......................................................13
Mortgage Assets...............................................................13
Mortgage Loan Program.........................................................17
Mortgage Loans................................................................19
Mortgage Notes................................................................18
Mortgage Pool.................................................................13
Mortgage Pool Insurance Policy................................................54
Mortgage Rate.................................................................14
Mortgaged Properties..........................................................13
Mortgagor.....................................................................14
Net Liquidation Proceeds......................................................40
Net Mortgage Rate.............................................................69
New Withholding Regulations...................................................94
Note Margin...................................................................19
Notes.........................................................................32
Originators...................................................................18
Originator's Retained Yield...................................................18
Oversight Agent...............................................................17
Participants..................................................................35
Participating Originators.....................................................25

Pass-Through Rate.............................................................44
Paying Agent..................................................................43
Payment Dates.................................................................33
Percentage Interest...........................................................43
Permitted Investments.........................................................40
Physical Certificates.........................................................35
Physical Securities...........................................................36
Policy Statement.............................................................102
Pool Factor...................................................................47
Pool Insurer..................................................................42
Pooling and Servicing Agreement...............................................60
Premium Security..............................................................93
Pre-Funding Limit............................................................100
Principal Prepayments.........................................................39
Qualified Replacement Mortgage................................................28
Qualified Retirement Plans....................................................96
Rating Agency.................................................................99
REMIC..........................................................................4
Realized Loss.................................................................51
Remittance Date...............................................................41
Record Date...................................................................43
Regular Security..............................................................82
Relief Act....................................................................79
REMIC Securities..............................................................80
REMIC Trust...................................................................82
REO Property..................................................................49
Remittance Period.............................................................33
Reserve Fund..................................................................56
Residual Security.............................................................82
Restricted Group.............................................................100
Sale and Servicing Agreement..................................................68
Securities....................................................................13
Security Registrar............................................................35
Seller........................................................................60

Seller's Guidelines...........................................................21
Senior Securities.............................................................33
Servicer......................................................................17
Servicing Advances............................................................50
Servicing Agreement...........................................................32
Settlement Date...............................................................83
Single Family Loans...........................................................18
SMMEA........................................................................102
Special Hazard Amount.........................................................51
Special Hazard Insurance Policy...............................................55
Special Hazard Insurer........................................................55
Special Hazard Loss...........................................................52
Statistic Calculation Date....................................................15
Strip Securities..............................................................32
Subordinate Amount............................................................52
Subordinate Securities........................................................33
Subsequent Mortgage Loans....................................................100
Sub-Servicer..................................................................27
Sub-Servicing Account.........................................................41
Sub-Servicing Agreement.......................................................27
Tax-Favored Plans.............................................................96
Title V.......................................................................78
Title VIII....................................................................79
Trust.........................................................................13
Trust Agreement...............................................................32
Trust Estate..................................................................13
Trustee........................................................................3
UCC...........................................................................35
Unaffiliated Originators......................................................18

212354.2d

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates or Notes, other than underwriting discounts and commissions.*

         Filing Fee for Registration Statement.....................      $278.00
         Legal Fees and Expenses*..................................      **
         Accounting Fees and Expenses*.............................      **
         Trustee's Fees and Expenses (including counsel fees)*.....      **
         Printing and Engraving Fees*..............................      **
         Blue Sky Fees and Expenses*...............................      **
         Rating Agency Fees*.......................................      **
         Financial Guaranty Insurer's Fee*.........................      **
         Miscellaneous*............................................      **

               Total...............................................      $

---------------------
*   Estimated in accordance with Item 511 of Regulation S-K.
**  To be filed by Amendment.

Item 15. Indemnification of Directors and Officers.

         Indemnification. Under the laws which govern the organization of the registrant, the registrant has the power and in some instances may be required to provide an agent, including an officer or director, who was or is a party or is threatened to be made a party to certain proceedings, with indemnification against certain expenses, judgments, fines, settlements and other amounts under certain circumstances.

         Article IX of the By-Laws of First Alliance Mortgage Company (Exhibit
3.2 to the Form S-3 Registration Statement No. 333-44585 filed by the Registrant on January 21, 1998) provides that any director, officer or employee of the corporation, and every person who serves at the written request of the corporation (or at its oral request subsequently confirmed in writing), as a director, officer, or employee of another business, whether or not incorporated, in which the corporation owns capital stock or other proprietary interest, or of which the corporation is a creditor, may in the discretion of the Board of Directors be indemnified and held harmless by the corporation from and against any loss, cost, liability or expense that may be imposed on or incurred by him in connection with or resulting from any claim, action, suit, or proceeding, civil or criminal, in which he may become a party or otherwise involved because of his being or having been a director, officer, or employee of the corporation, or of the other business in which the corporation may own capital stock or other proprietary interest, or of which the corporation is a creditor, whether or not he has this relationship when the loss, cost, liability, or expense was imposed or incurred. The phrase "loss, cost, liability, or expense" shall include all expenses incurred in defense of the claim, action, suit, or proceedings and the amounts of judgments, fines, or penalties levied or rendered against the indemnified person, provided that no person shall be entitled to indemnity under such section unless the Board of Directors determines in good faith that such person is acting in good faith and within what such person reasonably believed to be the scope of his employment or authority and for the purpose that he reasonably believed to be in the corporation's or shareholders' best interest. Payments authorized under such section shall include amounts paid and expenses incurred in settling the claim, action, suit or proceeding, and expenses incurred in settling the claim, action, suit, or proceeding, and expenses incurred in settling the claim, action, suit or proceeding, whether actually begun or threatened. Expenses incurred with respect to a claim, action, suit or proceeding indemnified against under such section may be advanced by the corporation before final disposition of the matter on receipt of an undertaking (satisfactory in form and amount to the Board of Directors) by or on behalf of the recipient to repay this amount if it is ultimately determined that he is not entitled to indemnification. This right of indemnification shall not affect any other rights to which any person may otherwise be entitled by law or contract.

         The form of the Underwriting Agreement (Exhibit 1.1 to the Form S-3 Registration Statement No. 333-44585 filed by the Registrant on January 21,
1998), provides that First Alliance Mortgage Company will indemnify and reimburse the Underwriter(s) and each director, officer and controlling person of the Underwriter(s) with respect to certain expenses and liabilities, including liabilities under the 1933 Act or other federal or state regulations or under the common law, which arise out of or are based on certain material misstatements or omissions in the Registration Statement. In addition, the Underwriting Agreement provides that the Underwriter(s) will similarly indemnify and reimburse First Alliance Mortgage Company and each director, officer and controlling person of First Alliance Mortgage Company with respect to certain material misstatements or omissions in the Registration Statement which are based on certain written information furnished by the Underwriter(s) for use in connection with the preparation of the Registration Statement.

         Insurance. As permitted under the laws which govern the organization of the registrant, First Alliance Mortgage Company has adopted by-laws which permit the board of directors to purchase and maintain insurance on behalf of the registrant's agents, including its officers and directors, against any liability asserted against them in such capacity or arising out of such agents' status as such, whether or not such registrant would have the power to indemnify them against such liability under applicable law. First Alliance Mortgage Company has a general liability policy which insures its agents, including directors and officers, for general liability exposures.

         As permitted by the Employee Retirement Income Security Act of 1974, First Alliance Mortgage Company has obtained insurance covering all employees entrusted with fiduciary responsibilities under certain of its employee welfare or benefit plans. The maximum coverage provided by this policy is an aggregate of $10,000,000 per year, subject to a maximum $50,000 deductible amount with respect to each claim.

Item 16. Exhibits.

       1.1    *    --     Form of Underwriting Agreement.
       3.1    *    --     Articles of Incorporation of First Alliance Mortgage Company.
       3.2    *    --     Bylaws of First Alliance Mortgage Company.
       4.1    *    --     Form of Pooling and Servicing Agreement.
       4.2    *    --     Form of Indenture.
       5.1   **    --     Opinion of Arter & Hadden LLP regarding the legality of the securities
                          (Asset Backed Certificates).
       5.2   **    --     Opinion of Arter & Hadden LLP regarding the legality of the securities
                          (Asset Backed Notes).
       8.1   **    --     Opinion of Arter & Hadden LLP regarding tax matters.
      10.1    *    --     Form of Sale and Servicing Agreement.
      10.2    *    --     Form of Trust Agreement.
      23.1   **    --     Consent of Arter & Hadden LLP (included as part of Exhibit 5.1, 5.2 and 8.1).
      24.1   **    --     Powers of Attorney (included on the signature page of this
                          Registration Statement).
      25.1  ***    --     Form T-1 Statement of Eligibility of the Indenture Trustee.

-----------------

* Incorporated by reference from the filing of January 21, 1998 made by the Registrant on Form S-3, Registration Statement No. 333-44585.
**   Filed herewith.
***  To be filed by amendment.

Item 17. Undertakings

         A. Undertaking pursuant to Rule 415.

         The undersigned registrant hereby undertakes:

                    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which is registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         provided, however, that paragraphs (i) and (ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. Undertaking pursuant to Securities Exchange Act of 1934.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Undertaking for Equity Offerings.

         The undersigned Registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

         D. Undertaking in Respect of Indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         E. Undertaking pursuant to Rule 430A.

         The undersigned Registrant hereby undertakes that:

         (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(l) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         F. Undertaking pursuant to the Trust Indenture Act of 1939.

         The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the Indenture Trustee to act under subsection (a) of Section 310 of the Trust Indenture Act (the "Act") in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Act.

                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on the 2nd day of September, 1999.


                                      FIRST ALLIANCE MORTGAGE COMPANY


                                      By: /s/ Francisco Nebot
                                          --------------------------------------
                                          Name:  Francisco Nebot
                                          Title: Executive Vice President, Chief
                                                  Financial Officer and Director

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       Each person whose signature appears below hereby authorizes Francisco Nebot to file one or more amendments (including post-effective amendments) to this Registration Statement, which amendments may make such changes as any of such persons deems appropriate, and each such person individually and in the capacity stated below, hereby appoints each of such persons as attorney-in-fact to execute in his name and on his behalf any such amendments to the Registration Statement.

               Signature                                        Title                               Date
               ---------                                        -----                               ----
/s/ Brian Chisick                         President (Principal Executive Officer) and
-----------------------------             Director                                           September 2, 1999
Brian Chisick

/s/ Francisco Nebot                       Executive Vice President, Chief Financial          September 2, 1999
-----------------------------             Officer (Principal Financial Officer) and
Francisco Nebot                           Director

/s/ Jeffrey Smith                         Director                                           September 2, 1999
-----------------------------
Jeffrey Smith

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    EXHIBITS


                                       To


                                    FORM S-3


                             REGISTRATION STATEMENT


                                      UNDER


                           THE SECURITIES ACT OF 1933


                      ------------------------------------


                         FIRST ALLIANCE MORTGAGE COMPANY


               (Exact Name of registrant as specified in charter)

================================================================================

                                  EXHIBIT INDEX
                                  -------------

                                                                                               Location of Exhibit
Exhibit                                                                                           in Sequential
Number                 Description of Document                                                  Numbering System
------                 -----------------------                                                  ----------------
5.1                    Opinion of Arter & Hadden LLP regarding the
                       legality of the securities (Asset Backed Certificates)
5.2                    Opinion of Arter & Hadden LLP regarding the
                       legality of the securities (Asset Backed Notes)
8.1                    Opinion of Arter & Hadden LLP regarding tax
                       matters
23.1                   Consent of Arter & Hadden LLP (included as part of
                       Exhibit 5.1, 5.2 and 8.1)
24.1                   Powers of Attorney (included on signature page)